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                                                                   EXHIBIT 10.26

                                     PART 1

                                    ARTICLE 1

                                  INTRODUCTION

         1.1.1 ADOPTION AND TITLE. The parties hereby adopt a Plan and a Trust Agreement to be known by the names set forth in the Adoption Agreement.

         1.1.2 EFFECTIVE DATE. The provisions of this Plan and the Trust shall be effective as of the Effective Date set forth in the Adoption Agreement.

         1.1.3 PURPOSE. This Plan and the Trust are established for the purpose of providing retirement benefits to eligible Employees in accordance with the Plan and the Adoption Agreement. If the Employer designates the Plan as a Cash or Deferred Profit Sharing Plan (CODA) in the Adoption Agreement, the Plan is also intended to enable eligible Employees to supplement their retirement by electing to have the Employer contribute amounts to the Plan and the Trust in lieu of payments to such Employees in cash and the Plan and the Trust are intended to satisfy the provisions of section 401(k) of the Internal Revenue Code of 1986, as amended.

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                                    ARTICLE 2

                                   DEFINITIONS

         As used in this Plan, the Trust, and the Adoption Agreement, the following terms shall have the following meanings:

         1.2.1 "ACCOUNT": The Employer Account, Controlled Account, Elective Contribution Account, Matching Account, Qualified Matching Account, Qualified Non-Elective Contribution Account, Voluntary Account or Segregated Account of a Participant, as the context requires, established and maintained for accounting purposes.

         1.2.2 "ACP": The actual contribution percentage determined in accordance with the provisions of Part II, Article VII.

         1.2.3 "ACT": The Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.2.4 "ADP": The actual deferral percentage determined in accordance with the provisions of Part II, Article VII.

         1.2.5 "ALTERNATE PAYEE": Alternate Payee means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under this, or any other plan of the Employer, with respect to such Participant.

         1.2.6 "ANNIVERSARY DATE": Unless otherwise specified in the Adoption Agreement, the last day of each Plan Year.

         1.2.7 "ANNUITY STARTING DATE": The first day of the first period for which an amount is payable as an annuity or any other form.

         1.2.8 "AVERAGE MONTHLY COMPENSATION": Unless otherwise specified in the Adoption Agreement, the total Compensation paid by the Employer to a Participant during 36 consecutive months within the consecutive Compensation Computation Periods while a Participant which produce the highest Average Monthly Compensation provided that, if the Participant's entire period of service is less than the specified period, the Participant's Average Monthly Compensation shall be determined by averaging (on a monthly basis) the Compensation received by the Participant during the Participant's entire period of service for the Employer or participation in the Plan, as elected in the Adoption Agreement.

For the purpose of determining Average Monthly Compensation, all Compensation shall be included, except the following Compensation may be excluded:
Compensation received before the first day of the Compensation Computation Period which ends within the initial Plan Year of participation, Compensation received during the Compensation Computation Period in which the Participant attains Normal Retirement Age, Compensation received during the Compensation Computation Period in which the Participant terminates employment with the Employer and Compensation received during the Compensation Computation Period in which the Plan terminates.

         1.2.9 "BASE BENEFIT PERCENTAGE": The Base Benefit Percentage is the rate, expressed as a percentage of Compensation, at which Employer-derived benefits are accrued with respect to Compensation of Participants at or below the Social Security Integration Level for the Plan Year.

         1.2.10 "BENEFICIARY": The person or persons entitled hereunder to receive the benefits which may be

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payable upon or after a Participant's death.

         1.2.11 "BOARD OF DIRECTORS": The Board of Directors of an incorporated Employer.

         1.2.12 "BREAK IN SERVICE": The failure of a Participant to complete more than five hundred (500) Hours of Service or such lesser number specified in the Adoption Agreement during any 12 consecutive month computation period, beginning with a Participant's first computation period after becoming a Participant. Under the Elapsed Time Method substitute either 91 consecutive calendar days or 3 consecutive calendar months for 500 Hours of Service. A Year of Service and a Break in Service shall be measured on the same computation period. Under the Elapsed Time Method of service counting, the term "one year Period of Severance" shall be substituted for the term "1 year Break in Service". The computation period shall be specified by the Employer in the Adoption Agreement.

         1.2.13 "CODE": The Internal Revenue Code of 1986, as amended from time to time.

         1.2.14 "COMPENSATION": The Compensation as defined in this Section and as specified in the Adoption Agreement (or Earned Income in the case of a Self-Employed Individual) which is actually paid to the Participant by the Employer during the Compensation Computation Period. The Employer shall elect in the Adoption Agreement, whether Compensation shall include or exclude any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 132(f)(4) 402(e)(3), 402(h), or 403(b) of the Code.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

For Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

If a determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

If Compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

For purposes of sections 403(b)(3), 415(c)(3), and 457(e)(5), an Employee who is in Qualified Military Service shall be treated as receiving Compensation from the Employer during such period of Qualified Military Service equal to: (A) the Compensation the Employee would have received during such period if the Employee were not in Qualified Military Service, determined based on the rate of pay the Employee would have received from the Employer but for absence during the period of Qualified Military Service, or (B) if the Compensation the Employee would have received during such period was not reasonably certain, the Employee's average compensation from the Employer during the 12-month period immediately preceding the Qualified Military Service (or, if shorter, the period of employment immediately preceding the Qualified Military Service).

         1.2.15 "COMPENSATION COMPUTATION PERIOD": The period specified as the Compensation

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Computation Period in the Adoption Agreement.

         1.2.16 "CONTROLLED ACCOUNT": An account established and maintained for a Participant to account for his interest in the Trust Fund over which he is permitted, under the terms of the Plan and the Plan's investment policy, to exercise investment control.

         1.2.17 "COVERED COMPENSATION": A Participant's Covered Compensation for a Plan Year is the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age.

If elected in the Adoption Agreement, Covered Compensation for Plan Years beginning prior to 1995 shall be the average (without indexing) of the Taxable Wage Bases for the 35 calendar years ending with the year prior to the calendar year an individual attains Social Security Retirement Age.)

In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. Covered Compensation will be determined based on the year designated by the Employer in Part II.D. of the Adoption Agreement.

A Participant's Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends.

         1.2.18 "CURRENT TARGET BENEFIT": For each Participant, the product of:
(1) the amount derived from the formula designated in Section D of the Adoption Agreement, and (2) a fraction, the numerator of which is the Participant's number of Years of Participation from the latest Fresh-Start Date, if any, through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, and the denominator of which is the Participant's total Years of Projected Participation.

If this Plan has not had a Fresh-Start Date, such fraction will equal 1.0 for all Participants. In any event, for those Participants who first participated in the Plan after the latest Fresh-Start Date, such fraction shall equal 1.0. For purposes of determining the numerator in the fraction above, only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

For purposes of determining a Participant's Current Target Benefit, a Participant's total Years of Projected Participation under the Plan is the sum of (1) and (2), where (1) is the number of years during which the Participant benefited under this Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Plan, (b) the first Plan Year taken into account in the stated benefit formula, and (c) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the safe harbor for target benefit plans in regulations section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years, if any, subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.

         1.2.19 "DATE OF HIRE": The date an Employee first completes an Hour of Service for the Employer.

         1.2.20 "DIRECT ROLLOVER": A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.2.21 "DISTRIBUTABLE BENEFIT": The benefit to which a Participant is entitled following termination of his employment.

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         1.2.22 "DISTRIBUTEE": A Distributee includes an Employee or former
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or the former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         1.2.23 "DISTRIBUTION DETERMINATION DATE": The date as of which the Distributable Benefit of a Participant is determined.

         1.2.24 "EARLY RETIREMENT AGE": The age specified as the Early Retirement Age, if any, in the Adoption Agreement.

         1.2.25 "EARLY RETIREMENT DATE": The date specified as the Early Retirement Date, if any, in the Adoption Agreement.

         1.2.26 "EARNED INCOME": The net earnings from self-employment in the trade or business with respect to which the Plan is established for which personal services of the Participant are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items but, in the case of taxable years beginning after 1989, with regard to the deduction allowed to the taxpayer by section 164(f) of the Code. Net earnings shall be reduced by contributions to a qualified plan to the extent deductible under section 404 of the Code.

         1.2.27 "ELAPSED TIME METHOD": The Elapsed Time Method of counting service for purposes of eligibility to participate, vesting, and accrual of benefits (as elected in the Adoption Agreement).

             (a) Under this provision, such service is determined by reference to the total period of time which elapses while the Employee is employed (i.e., while the employment relationship exists) with the Employer or Employers maintaining this Plan.

             (b) Under this method of crediting service, an Employee's service is required to be taken into account for purposes of eligibility to participate and vesting as of the date he or she first performs an Hour of Service within the meaning of 29 CFR 2530.200b-2(a)(1) for the Employer or Employers maintaining the Plan. Service is required to be taken into account for the period of time from the date the Employee first performs such an Hour of Service until the date he or she severs from service with the Employer or Employer's maintaining the Plan.

             (c) The date the Employee severs from service is the earlier of the date the Employee quits, is discharged, retires or dies, or the first anniversary of the date the Employee is absent from service for any other reason (e.g., disability, vacation, leave of absence, layoff, etc.)

             (d) For purposes of eligibility to participate and vesting under the Elapsed Time Method of crediting service, an Employee who has severed from service by reason of a quit, discharge or retirement may be entitled to have a period of time of 12 months or less taken into account by the Employer or Employers maintaining the Plan if the Employee returns to service within a certain period of time and performs an Hour of Service within the meaning of 29 CFR 2530.200b-2(a)(1). In general, the period of time during which the Employee must return to service begins on the date the Employee severs from service as a result of a quit, discharge or retirement and ends on the first anniversary of such date. However, if the Employee is absent for any other reason (e.g., layoff) and then quits, is discharged or retires, the period of time during which the Employee may return and receive credit begins on the Severance from Service Date and ends one year after the first day of absence (e.g., first day of layoff). As a result of the operation of these rules, a severance from service (e.g., a quit), or an absence (e.g., layoff) followed by a severance from service, never results in a period of time of more than one year being required to be taken into account after an Employee severs from service or is absent from service.

             (e) For purposes of benefit accrual under the Elapsed Time Method of crediting service, an Employee is entitled to have his or her service taken into account from the date he or she begins to participate in the Plan until the Severance from Service Date. Periods of Severance under any circumstances are not required to be taken into account.

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             (f) Definitions only for use with the Elapsed Time Method under paragraph (b) above:

                      (1) Employment Commencement Date: The Employment
             Commencement Date, which is the date on which an Employee first performs an Hour of Service within the meaning of 29 CFR 2530.200b-2(a)(1) for the Employer or Employers maintaining the Plan.

                      (2) Severance From Service Date: For purposes of this
             Section, and Section 1.2.91, a "severance from service" shall occur on the earlier of--

                             (i) The date on which an Employee quits, retires,
                      is discharged or dies; or

                             (ii) The first anniversary of the first date of a
                      period in which an Employee remains absent from service (with or without pay) with the Employer or Employers maintaining the Plan for any reason other than quit, retirement, discharge or death, such as vacation, holiday, sickness, Disability, leave of absence or layoff.

                      (3) Reemployment Commencement Date: For purposes of this
             Section, and Section 1.2.91, the term "reemployment commencement date" shall mean the first date, following a Period of Severance from service which is not required to be taken into account under the service spanning rules of this Section, on which the Employee performs an Hour of Service within the meaning of 29 CFR 2530.200b-2(a)(1) for the Employer or Employers maintaining the Plan.

                      (4) Participation Commencement Date: For purposes of this
             Section, and Section 1.2.91, the term "participation commencement date" shall mean the date a Participant first commences participation under the Plan.

                      (5) Period Of Severance: For purposes of this Section, and
             Section 1.2.91, the term "Period of Severance" shall mean the period of time commencing on the Severance From Service Date and ending on the date on which the Employee again performs an Hour of Service within the meaning of 29 CFR 2530.200b-2(a)(1) for an Employer or Employers maintaining the Plan.

                      (6) Period Of Service:

                             (i) General Rule: For purposes of this Section, and
                      Section 1.2.91, the term "period of service" shall mean a period of service commencing on the Employee's employment commencement date or Reemployment Commencement Date, whichever is applicable, and ending on the Severance from Service Date.

                             (ii) Aggregation Rule: Unless a plan provides in
                      some manner for an "adjusted" Employment Commencement Date or similar method of consolidating Periods of Service, Periods of Service shall be aggregated unless such periods may be disregarded under section 410(a)(5) or 411(a)(4) of the Code.

                             (iii) Month of Service: 30 days are deemed to be a
                      Month of Service under this Section 1.2.27.

                             (iv) Year of Service: 12 Months of Service or 365
                      days of service are deemed to be a Year of Service under this Section 1.2.27.

             (g) Years of Service for purposes of vesting, participation and accrual of benefits are subject to separate election in the Adoption Agreement.

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         1.2.28 "ELECTIVE CONTRIBUTION ACCOUNT": An Account established and maintained for a Participant to account for the Elective Contributions made on his behalf.

         1.2.29 "ELECTIVE CONTRIBUTION": A contribution to a cash or deferred profit sharing plan by the Employer on behalf of an electing Employee.

         1.2.30 "ELECTIVE DEFERRALS": Any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, including contributions made pursuant to a salary reduction agreement or other deferral mechanism.

         With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of the Participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 408(k)(11) of the Code, any Simple IRA Plan described in section 408(p) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan as described under section 501(c)(18) of the Code, and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under section 403(b) of the Code pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as Excess Annual Additions.

         1.2.31 "ELIGIBLE EMPLOYEE": An Employee as defined in Section 1.2.35 who has met the eligibility requirements of the Plan.

         1.2.32 "ELIGIBLE RETIREMENT PLAN": An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 403(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.2.33 "ELIGIBLE ROLLOVER DISTRIBUTION": An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in section 401(k)(2)(B)(i)(iv) of the Code received after 12-31-98; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the inclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

         1.2.34 "ELIGIBILITY COMPUTATION PERIOD": For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the initial Eligibility Computation Period is the twelve (12) consecutive month period beginning with the employment commencement date on which the Employee first renders an Hour of Service for the Employer, and unless otherwise specified in the Adoption Agreement, the subsequent Eligibility Computation Periods are each subsequent twelve (12) consecutive month period commencing on the annual anniversary of such employment commencement date. If an Employee has a Break in Service before satisfying the Plan's eligibility requirements, service before such Break in Service shall not be taken into account.

         If in accordance with the election in the Adoption Agreement, the subsequent periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date, an Employee who is credited with 1,000 Hours of Service in both the initial Eligibility Computation Period and the first Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period shall be credited with two (2) Years of Service for purposes of eligibility to participate.

         1.2.35 "EMPLOYEE": A person who is currently or hereafter employed by the Employer, or by any other employer aggregated under sections 414(b), (c),
(m), (n) or (o) of the Code and the regulations thereunder, including a Leased Employee subject to section 414(n) of the Code and a self-employed owner of an unincorporated employer, but, unless otherwise provided in the Adoption Agreement, excluding (a) an Employee who is a Non-Resident Alien (within the meaning of section 7701(b)(1)(B) of the Code deriving no earned income (within the meaning of section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and (b) employees who are included in the unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, provided benefits were the subject of good faith bargaining and two percent or less of the employees of the Employer who are covered pursuant to that agreement are professionals as defined in Treasury regulation section 1.410(b)-9. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

Except as otherwise provided in this paragraph, if the Employer elects in the Adoption Agreement to exclude Employees who became Employees as the result of a "Code section 410(b)(6)(C) transaction," then such Employees shall not be "Eligible Employees" prior to the expiration of the transition period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A "Code section 410(b)(6)(C) transaction" is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business. However, if a separate trade or business becomes a Related Employer as the result of a "Code Section 410(b)(6)(C) transaction," then Employees of such Related Employer will not be treated as "Eligible Employees" prior to the date the entity adopts the Plan as a participating Employer. For purposes of this section, "Related Employer" means any trade or business related to the Employer by the application of sections 414(b), (c), (m), (n), or (o) of the Code. In the case of a standardized plan, affected Employees shall become eligible to participate on the earlier of the adoption of this Plan by such separate entity or the expiration of the transition period.

In the case of non-standardized plans, notwithstanding any other provision of this Plan, individuals who are not contemporaneously classified as Employees of the Employer for purposes of the Employer's payroll system (including, without limitation, individuals employed by temporary help firms, technical help firms, staffing firms, employee leasing firms, professional employer organizations or other staffing firms whether or not deemed to be "common law" Employees or "Leased Employees" within the meaning of section 414(n) (o) of the Code) are not considered to be Eligible Employees of the Employer and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as Employees for any purpose, including without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action, or administrative proceeding, such individuals shall notwithstanding such reclassification, remain ineligible for participation hereunder. Notwithstanding foregoing, the exclusive means for individuals who are not contemporaneously classified as an Employee of the Employer on the Employer's payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Employer, which specifically renders such individuals eligible for participation hereunder.

The Plan Administrator shall have full and complete discretion to determine eligibility for participation and benefits under this Plan, including, without limitation, the determination of those individuals who are deemed Employees of the Employer (or any controlled group member). The Plan Administrator's decision shall be final, binding and conclusive on all parties having or claiming a benefit under this Plan. This Plan is to be construed to exclude all individuals who are not considered Employees for purposes of the Employer's payroll system, and the Plan Administrator is authorized to do so, despite the fact that its decision may result in the loss of the Plan's tax qualification.

         1.2.36 "EMPLOYER": The Employer that is a party to this Plan, or any of its affiliates, successors or assigns which adopt the Plan; provided, however, that no mere change in the identity, form or organization of the Employer shall affect its status under the Plan in any manner, and, if the name of the Employer is hereafter changed, a corresponding change shall be deemed to have been made in the name of the Plan and references herein to the Employer shall be deemed to refer to the Employer as it is then known.

         1.2.37 "EMPLOYER ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his share of Employer contributions and Forfeitures are added.

         1.2.38 "EMPLOYER CONTRIBUTION": A contribution to a money purchase pension plan, target benefit plan or profit sharing plan other than a cash or deferred profit sharing plan by the Employer.

         1.2.39 "ENTRY DATE": The date or dates specified as the Entry Date in the Adoption Agreement.

         1.2.40 "EXCESS AGGREGATE CONTRIBUTIONS": With respect to any Plan Year, the excess of:

             (a) The aggregate contribution percentage amounts taken into account in computing the numerator of the contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

             (b) The maximum contribution percentage amounts permitted by the ACP test (determined hypothetically by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution beginning with the largest of such contributions). Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

         1.2.41 "EXCESS BENEFIT PERCENTAGE": The Excess Benefit Percentage is the rate, expressed as a percentage of Compensation, at which Employer-derived benefits are accrued with respect to Compensation of Participants above the Social Security Integration Level for the Plan Year.

         1.2.42 "EXCESS CONTRIBUTIONS": With respect to any Plan Year, the excess of:

             (a) The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

             (b) The maximum amount of such contributions permitted by the ADP test (determined hypothetically by reducing contributions made on behalf of Highly Compensated Employees in order of the contributions, beginning with the largest of such contributions).

         1.2.43 "EXCESS ELECTIVE DEFERRALS": Those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

         1.2.44 "EXCESS ANNUAL ADDITION": The portion of the allocation of contributions and Forfeitures that cannot be added to a Participant's Accounts due to the limitations on Annual Additions contained in the Plan.

         1.2.45 "FIDUCIARY": The Plan Administrator, the Trustee and any other person who has discretionary authority or control in the management of the Plan or the disposition of Trust assets.

         1.2.46 "FINAL AVERAGE COMPENSATION": The average of the Participant's annual Compensation, as defined in Section 1.2.14, from the Employer for the three consecutive year period ending with or within the Plan Year; provided, that if a Participant terminates employment before the last day of a Plan Year, the Participant's Final Average Compensation shall be determined based on the Participant's most recently completed three consecutive year period; and provided further, that if a Participant's entire period of employment for the Employer is less than three consecutive years, the Participant's Final Average Compensation shall be determined by averaging (on an annual basis) the Compensation received by the Participant from the Employer during the Participant's entire period of employment for the Employer.

Compensation for any year in excess of the Taxable Wage Base in effect at the beginning of such year shall be limited to the Participant's Covered Compensation. A Participant's Final Average Compensation for a Plan Year is limited to the Participant's Covered Compensation. No increase in Final Average Compensation will decrease a Participant's Target Benefit under the Plan.

         1.2.47 "FRESH-START DATE": The last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the Current Target Benefit are amended.

         1.2.48 "FROZEN ACCRUED TARGET BENEFIT": The benefit determined as of the Plan's latest Fresh-Start Date as if the Participant terminated employment with the Employer as of that date, without regard to any amendment made to the Plan after that date.

A Participant's Frozen Accrued Target Benefit is equal to the amount of the Current Target Benefit in effect on the latest Fresh-Start Date that a Participant has accrued as of that date, assuming that such Current Target Benefit accrues ratably from the year in which the Participant first participated in this Plan (or, if later, the preceding Fresh-Start Date under this Plan) through and including the Plan Year in which the Participant attains Normal Retirement Age.

The amount of the Current Target Benefit in effect on the latest Fresh-Start Date that a Participant is assumed to have ratably accrued is determined by multiplying the Plan's Current Target Benefit formula in effect on that date by a fraction, the numerator of which is the number of Years of Participation from the later of the Participant's first Year of Participation in this Plan or the preceding Fresh-Start Date, if any, through and including the year that contains the latest Fresh-Start Date, and the denominator of which is the number of Years of Participation from the later of the Participant's first Year of Participation in this Plan or the preceding Fresh-Start Date, if any, through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year. For purposes of this paragraph, only those Years of Participation during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

If this Plan has had a preceding Fresh-Start Date, each Participant's Frozen Accrued Target Benefit as of the latest Fresh-Start Date will equal the sum of the amount of the Current Target Benefit in effect on the latest Fresh-Start Date that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and the Frozen Accrued Target Benefit determined as of the preceding Fresh-Start Date.

If: (1) the Current Target Benefit formula in effect on the latest Fresh-Start Date was not expressed as a straight life annuity for all Participants, and/or
(2) the Normal Retirement Age for any Participant on the latest Fresh-Start Date was greater than the Normal Retirement Age for that Participant under the Current Target Benefit formula in effect after the latest Fresh-Start Date, the Frozen Accrued Target Benefit will be converted to an actuarially equivalent straight life annuity commencing at the Participant's Normal Retirement Age under the Current Target Benefit formula in effect after the latest Fresh-Start Date, using the actuarial assumptions in effect under the Current Target Benefit formula in effect on the latest Fresh-Start Date.

Notwithstanding the above, if in the immediately preceding Plan Year this Plan did not satisfy the safe harbor for target benefit plans in Treasury regulations section 1.401(a)(4)-(8)(b)(3) or was not a prior safe harbor plan, the Frozen Accrued Target Benefit for any Participant in the Plan, determined for the next Plan Year during which the section 1.401(a)(4)-8(b)(3) is satisfied until the year following the next Fresh-Start Date, if any, will be zero.

Prior safe harbor plan means a plan adopted and in effect on September 19, 1991, that satisfied the applicable nondiscrimination requirements for target benefit plans on that date and in all prior periods (taking into account no amendments to the Plan after September 19, 1991, other than amendments necessary to satisfy section 401(l) of the Code).

         1.2.49 "HIGHLY COMPENSATED EMPLOYEE": For Plan Years beginning after December 31, 1996, a Highly Compensated Employee is defined as follows:

         A Highly Compensated Employee means any Employee who:

             (a) was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the Employer at any time during the year or the preceding year, or

             (b) for the preceding year

                      (i) had compensation from the Employer in excess of
             $80,000 (as adjusted by the Secretary of the Treasury pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996), and

                      (ii) if the Employer elects in the Adoption Agreement the
             application of this clause for such preceding year, was in the top-paid group of Employees for such preceding year.

             For this purpose, an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20 percent of the Employees when ranked on the basis of compensation paid during such year.

             The determination of whether an Employee had compensation in excess of $80,000, as adjusted, shall be made based on compensation paid during the preceding Plan Year, unless the Employer has made a calendar year data election in the Adoption Agreement. The effect of the calendar year data election is that the Look-Back Year becomes the calendar year beginning with or within the Look-Back Year.

             For these purposes the applicable year of the plan for which a determination is being made is called a Determination Year and the preceding 12-month period is called a Look-Back Year.

             The top-paid group election and the calendar year data election must apply consistently to the determination years of all plans of the Employer, except that this consistency requirement will not apply to determination years beginning with or within the 1997 calendar year, and for determination years beginning on or after January 1, 1998 and before January 1, 2000, satisfaction of the consistency requirement is determined without regard to any nonretirement plans of the Employer.

             In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to section 414(q) of the Code stated above are treated as having been in effect for years beginning after 1996.

             For purposes of this Subsection, the term "compensation" means compensation within the meaning of section 415(c)(3) of the Code.

             (c) Generally, a former Employee shall be treated as a Highly Compensated Employee if:

                      (i) such Employee was a Highly Compensated Employee when
             such Employee separated from service or

                      (ii) such Employee was a Highly Compensated active
             Employee for any Plan Year that ended on or after the Employee's 55th birthday.

             (d) The Plan Administrator shall apply rules for rounding and tie breaking as set forth in an administrative policy so long as such rules are reasonable, nondiscriminatory and uniformly and consistently applied.

         The determination of whether a former Employee is a Highly Compensated Employee shall be based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-7 and A-4 of the Temporary Income Tax regulations and Notice 97-45.

         1.2.50 "HOUR OF SERVICE": An hour for which (a) the Employee is paid, or entitled to payment by the

Employer for the performance of duties, (b) the Employee is paid or entitled to payment by the Employer during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, or (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer.

Hours of Service shall be credited to the Employee under (a), above, for the period in which the duties are performed, under (b), above, in the period in which the period during which no duties are performed occurs, beginning with the first Hour of Service to which the payment relates, and under (c), above, for the period to which the award or agreement pertains rather than the period in which the award, agreement or payment is made; provided, however, that Hours of Service shall not be credited under both (a) and (b), above, as the case may be, and under (c) above. Notwithstanding the preceding sentences, (i) no more than five hundred one (501) Hours of Service shall be credited under (b), above, on account of any single continuous period during which the Employee performs no duties whether or not such period occurs in a single computation period, (ii) no Hours of Service shall be credited to the Employee by reason of a payment made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws, and (iii) no Hours of Service shall be credited by reason of a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. The determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to computation periods shall be made in accord with the provisions of Labor regulation sections 2530.200b-2(b) and (c) which are incorporated herein by reference.

Solely for the purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with the number of Hours of Service which would otherwise have been credited to such individual but for the absence or in any case in which such hours cannot be determined with eight (8) Hours of Service for any day that the Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a period beginning immediately following such birth or placement. Such Hours of Service shall be credited only in the computation period in which the absence from work begins if the Employee would be prevented from incurring a Break in Service in such computation period solely because credit is given for such period of absence and, in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit shall be given for such service unless the Employee furnishes to the Plan Administrator information to establish that the absence from work is for the reasons indicated and the number of days for which there was such an absence.

In the event the Employer does not maintain records of the actual hours for which an Employee is paid or entitled to payment, credit for service shall be given in accordance with the method selected in the Adoption Agreement.

Service with another business entity that is, along with the Employer, a member of a controlled group of corporations under section 414(b) of the Code, an affiliated service group under section 414(m) of the Code or trades or businesses under common control under section 414(c) of the Code, or which is otherwise required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations issued thereunder shall be treated as service for the Employer. Hours of Service shall be credited for any individual considered an Employee for purposes of this Plan under section 414(n) or section 414(o) of the Code and the regulations issued thereunder.

If the Employer maintains the plan of a predecessor employer, service with such predecessor shall be treated as service for the Employer.

         1.2.51 "INSURER": Any insurance company which has issued a Life Insurance Policy.

         1.2.52 "JOINT AND SURVIVOR ANNUITY": A "Joint and Survivor Annuity" is an annuity for the life of the Participant with a survivor annuity for the life of a named Beneficiary which is not less than fifty (50%) percent and not more than one hundred (100%) percent of the amount of the annuity which is payable during the joint lives of the Participant and the named Beneficiary and which is the amount of benefit which can be purchased with the Participant's vested Account balances. The percentage of the survivor annuity shall be fifty (50%) percent unless a different percentage is elected by the Employer in the Adoption Agreement

         1.2.53 "LEASED EMPLOYEE": Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year and such services are performed under the primary direction or control of the recipient; provided, that any such person shall not be taken into account if:

             (a) such person is covered by a money purchase pension plan providing

                      (i) a nonintegrated employer contribution rate of at least ten (10%) percent of compensation, as defined in section 415(c)(3) of the Code and Section 3.2.1(h)(iii) of the Plan, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the person's gross income under sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code;

                      (ii) immediate participation; and

                      (iii) full and immediate vesting; and

             (b) Leased Employees do not constitute more than twenty(20%) percent of the workforce of the recipient who are not Highly Compensated Employees. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         1.2.54 "LIFE INSURANCE POLICY": A life insurance, annuity or endowment policy or contract that is owned by the Trust and is on the life of a Participant, the joint lives of a Participant and someone in whom the Participant has an insurable interest or on the life of someone in whom the Participant has an insurable interest.

         1.2.55 "LIMITATION YEAR": Unless otherwise specified in the Adoption Agreement, the Plan Year; provided that all qualified plans maintained by the Employer use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         1.2.56 "MASS SUBMITTER":  DATAIR Employee Benefits Systems, Inc.

         1.2.57 "MATCHING ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his share of Matching Contributions are added.

         1.2.58 "MATCHING CONTRIBUTION": A contribution to the Plan by the Employer which matches in whole or in part an Elective Contribution on behalf of an electing Employee.

         1.2.59 "MATCHING CONTRIBUTION ALLOCATION DATE": The date elected in the Adoption Agreement for the allocation of the Matching Contribution.

         1.2.60 "NON-ELECTIVE CONTRIBUTION": A contribution to a cash or deferred profit sharing plan by the Employer which is neither a Qualified Non-Elective Contribution, a Matching Contribution nor an Elective Contribution.

         1.2.61 "NORMAL RETIREMENT AGE": The age specified as the Normal Retirement Age in the Adoption Agreement, but in no event later of age 65 or the fifth anniversary of the participation in the Plan. For this purpose only, Participation is assumed to commence as of the first day of the first Plan Year in which the Employee became a Participant.

         1.2.62 "NORMAL RETIREMENT DATE": The date specified in the Adoption Agreement as the Normal

Retirement Date upon the occurrence of which the Participant becomes entitled to receive a benefit under the Plan.

         1.2.63 "OWNER-EMPLOYEE": An individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

         1.2.64 "PARTICIPANT": Any eligible Employee who enters the Plan after meeting the requirements of Section 2.1.1.

         1.2.65 "PLAN": The defined contribution plan for Employees as set forth in this Agreement, the Trust, and the Adoption Agreement, together with any amendments or supplements thereto.

         1.2.66 "PLAN ADMINISTRATOR": The person, persons or entity appointed by the Employer to administer the Plan, or, if the Employer fails to make such appointment, the Employer.

         1.2.67 "PLAN SPONSOR": The Plan Sponsor specified in the Adoption Agreement.

         1.2.68 "PLAN YEAR" OR "YEAR": The 12 consecutive month period designated by the Employer in the Adoption Agreement.

         1.2.69 "PRERETIREMENT SURVIVOR ANNUITY": A survivor annuity for the life of the surviving spouse (or other Beneficiary) of the Participant purchasable with an amount equal to at least 50% of the vested Accounts of the Participant as of the date of the Participant's death, provided that any security interest held by the Plan by reason of a loan outstanding to the Participant for which a valid spousal consent has been obtained, if necessary, shall be taken into account.

         1.2.70 "QUALIFIED JOINT AND SURVIVOR ANNUITY": An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty (50%) percent and not more than one hundred (100%) percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balances. The percentage of the survivor annuity shall be fifty (50%) percent unless a different percentage is elected by the Employer in the Adoption Agreement.

         1.2.71 "QUALIFIED MATCHING CONTRIBUTION": Matching Contributions that are one hundred percent (100%) vested and nonforfeitable when made, and which are subject to the distribution restrictions which apply to the Elective Deferrals under the Plan, however, Qualified Matching Contributions may not be distributed on account of Hardship even though Elective Deferrals may be distributed on account of Hardship.

         1.2.72 "QUALIFIED MATCHING CONTRIBUTION ACCOUNT": An Account established and maintained for a Participant to account for the Qualified Matching Contributions made on his behalf.

         1.2.73 "QUALIFIED NON-ELECTIVE CONTRIBUTION": A contribution to a cash or deferred profit sharing plan by the Employer which is neither a Matching Contribution nor an Elective Contribution, is one hundred percent (100%) vested and nonforfeitable when made, which a Participant may not elect to have paid in cash instead of being contributed to the Plan and which may not be distributed from the Plan (except in the case of a Hardship distribution) prior to the termination of employment or death of the Participant, attainment of age 591/2 by the Participant or termination of the Plan without establishment of a successor plan.

         1.2.74 "QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT": An Account established and maintained for a Participant to account for the Qualified Non-Elective Contributions made on his behalf.

         1.2.75 "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY": A survivor annuity for the life of the surviving spouse of the Participant, the actuarial equivalent of which is equal to the portion of the Account balance of the Participant as of the date of death to which the Participant had a vested and nonforfeitable right, provided that any security interest held by the Plan by reason of a loan outstanding to the Participant for which a valid spousal consent has been obtained, if necessary, shall be taken into account. The surviving spouse may elect to have such annuity distributed within a reasonable period after the participant's death.

         1.2.76 "QUALIFYING EMPLOYER SECURITIES OR REAL PROPERTY": Securities or real property of the

Employer which the Trustee may acquire and hold pursuant to the applicable provisions of the Code and the Act.

         1.2.77 "SAFE HARBOR PROFIT SHARING PLAN": A plan shall be deemed a Safe Harbor Profit Sharing Plan if the following conditions are satisfied:

             (a) the Participant does not or cannot elect payments in the form of a life annuity; and

             (b) on the death of a Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's Designated Beneficiary. The surviving spouse may elect to have distribution of the vested Account balance commence within the 90 day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Section 1.2.77 shall not be operative with respect to a participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code.

         1.2.78 "SEGREGATED ACCOUNT": An Account established and maintained for a Participant to account for his interest in a Segregated Fund.

         1.2.79 "SEGREGATED FUND": Assets held in the name of the Trustee which have been segregated from the Trust Fund in accordance with any of the provisions of the Plan.

         1.2.80 "SELF-EMPLOYED INDIVIDUAL": An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

         1.2.81 "SOCIAL SECURITY INTEGRATION LEVEL": The Social Security Integration Level shall be equal to the Taxable Wage Base or such lesser amount specified in the Adoption Agreement. The "Taxable Wage Base" is the contribution and benefit base in effect under section 230 of the Social Security Act on the first day of the Plan Year for which allocations of Employer contributions and Forfeitures are made (referred to as the Social Security Wage Base). The Social Security Integration Level shall be deemed to be the full amount of such Social Security Integration Level, even though a Participant's Compensation may include less than a full year's compensation because of either his participation commencing after the first day of the Compensation Computation Period or his service terminating prior to the end of the Compensation Computation Period.

         1.2.82 "SOCIAL SECURITY RETIREMENT AGE": Age sixty-five (65) if the Participant attains age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) if the Participant attains age sixty-two
(62) after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) if the Participant attains age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).

         A Participant's Social Security Retirement Age ("SSRA") is based on the Participant's year of birth as follows:

Year of Birth                             SSRA
-------------                             ----
1937 or earlier                            65
1938 through 1954                          66
after 1954                                 67

         1.2.83 "TARGET BENEFIT": The monthly benefit as set forth in the Adoption Agreement. Notwithstanding the foregoing, a Participant's actual benefit at any time shall be the value of his Employer Account.

         1.2.84 "TAXABLE WAGE BASE": The contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

         1.2.85 "TRUST FUND": All money and property of every kind and character held by the Trustee pursuant to the Plan.

         1.2.86 "TRUSTEE": The persons, corporations, associations or combination of them who shall at the time be acting as such from time to time hereunder.

         1.2.87 "VALUATION DATE": The date or dates specified as the Valuation Date(s) in the Adoption Agreement.

         1.2.88 "VOLUNTARY ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his voluntary Employee contributions made prior to Plan Years beginning after 1986 have been added.

         1.2.89 "YEAR OF PARTICIPATION": Each year with the Employer with respect to which benefits are treated as accruing on behalf of the Participant for such year pursuant to Section 2.2.1 of the Plan.

         1.2.90 "YEAR OF PROJECTED PARTICIPATION": The sum of (1) and (2), where
(1) is the number of years during which the Participant benefited under this Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Plan, (b) the first Plan Year taken into account in the Target Benefit formula, and (c) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the safe harbor for target benefit plans in regulations section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years if any, subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.

For purposes of this definition of Years of Projected Participation, if this Plan is a prior Safe Harbor Plan the Plan is deemed to satisfy the safe harbor for target benefit plans in regulations section 1.401(a)(4)-8(b)(3) and a Participant is treated as benefiting under the Plan in any Plan Year beginning prior to January 1, 1994.

         1.2.91 "YEAR OF SERVICE": A "Year of Service" is the 12-consecutive month period (computation period) specified in the Adoption Agreement during which an Employee completes at least one thousand (1,000) Hours of Service. If so elected in the Adoption Agreement the hours requirement for the completion of a Year of Service can be satisfied before the end of the Eligibility Computation Period. See Section 1.2.27 for Elapsed Time Method of determining a Year of Service. All Years of Service shall be taken into account.

                                     PART 2

                                    ARTICLE 1

                                  PARTICIPATION

         2.1.1 ELIGIBILITY REQUIREMENTS. Each Employee shall be eligible to participate in this Plan and receive an appropriate allocation of contributions upon satisfying the eligibility requirements set forth in the Adoption Agreement.

         2.1.2 COMMENCEMENT OF PARTICIPATION. An eligible Employee shall become a Participant in the Plan on the applicable Entry Date selected in the Adoption Agreement.

         2.1.3 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates and who is subsequently re-employed shall re-enter the Plan as a Participant immediately on the date of his reemployment. In the event that an Employee completes the eligibility requirements set forth in the Adoption Agreement, his employment terminates prior to becoming a Participant and he is subsequently re-employed, such Employee shall be deemed to have met the eligibility requirements as of the date of his re-employment and shall become a Participant on the date of his re-employment; provided, however, that if he is re-employed prior to the date he would have become a Participant if his employment had not terminated, he shall become a Participant as of the date he would have become a Participant if his employment had not terminated. Any other Employee who has not met the eligibility requirements and whose employment terminates and who is subsequently reemployed shall become a Participant in accordance with the provisions of Sections 2.1.1 and 2.1.2.

         2.1.4 TERMINATION OF PARTICIPATION. An Employee who has become a Participant shall remain a Participant until the entire amount of his Distributable Benefit is distributed to him or his Beneficiary in the event of death.

         2.1.5 PLAN ADMINISTRATOR'S DETERMINATION. In the event any question shall arise as to the eligibility of any person to become a Participant or the commencement of participation, the Plan Administrator shall determine such question and the Plan Administrator's decision shall be conclusive and binding.

         2.1.6 ONE-TIME ELECTION NOT TO PARTICIPATE. With respect to nonstandardized plans only, and notwithstanding anything contained in the Plan to the contrary, an Employer may elect in the Adoption Agreement to permit an Employee to make an election not to participate in the Plan. The election must:

             (a) include plans not yet established;

             (b) be for the duration of the Employee's employment with the Employer;

             (c) be a one-time irrevocable election;

             (d) be made upon an Employee's commencement of employment with the Employer or upon the Employee's first becoming eligible under any plan of the Employer.

Such a one-time irrevocable election described in this Section shall not be treated as having been made pursuant to a cash or deferred election.

In no event is an election made after December 23, 1994, treated as a one-time irrevocable election under this Section 2.1.8 if the election is made by an Employee who previously became eligible under another plan (whether or not terminated) of the Employer.

         2.1.7 CHANGE IN STATUS. If any Participant continues in the employ of the Employer or an affiliate for which service is required to be taken into account but ceases to be an Employee for any reason (such as becoming covered by a collective bargaining agreement unless the collective bargaining agreement otherwise provides) the Participant shall continue to be a Participant until the entire amount of his benefit is distributed but the individual shall be deemed not to have completed any "Years of Service" or "Years of Participation" in the case of a Target Benefit Plan, for purposes of Article IV ("Benefits") during the period that the Participant is not an Employee for such reason. Such Participant shall continue to receive credit for Years of Service completed during the period for purposes of determining his vested and nonforfeitable interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of Employees, the individual shall participate immediately upon the date of such change in status. If such Participant incurs a Break in Service and is subsequently reemployed, eligibility to participate shall be determined in accordance with Section 2.1.3. In the event that an individual who is not a member of an eligible class of Employees becomes a member of an eligible class, the individual shall participate immediately if such individual has satisfied the eligibility requirements and would have otherwise previously become a Participant.

         2.1.8 EXISTING PARTICIPANTS. An Employee who, on the Effective Date, was a Participant under the provisions of the Plan as in effect immediately prior to the Effective Date shall be a Participant on the Effective Date and the provisions of Sections 2.1.1 and 2.1.2, pertaining to participation, shall not be applicable to such Employee unless such Employee is excluded for participation because such Employee is a member of an excluded class. The rights of a Participant whose employment terminated prior to the Effective Date shall be determined under the provisions of the Plan as in effect at the time of such termination.

         2.1.9 ELAPSED TIME METHOD. The Employer may elect in the Adoption Agreement to use any of the optional service counting methods permitted within the Plan for eligibility to participate, vesting and accrual of benefits. Thus, for example, service for eligibility may be determined by counting actual hours worked, while service for vesting could be determined by the equivalencies as provided in the Adoption Agreement Part II.A., or the Elapsed Time Method as provided for in Section 1.2.27 of the Plan.

         2.1.10 QUALIFIED MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with section 414(u) of the Internal Revenue Code.

                                    ARTICLE 2

                                  CONTRIBUTIONS

         2.2.1 EMPLOYER CONTRIBUTIONS.

             (a) Amount of Contribution.

                      (1) Money Purchase Pension Plan. The Employer shall
             contribute to the Trust Fund each Plan Year such amount, including any Forfeitures to be applied, as set forth in the Adoption Agreement.

                      (2) Profit Sharing Plan. The Employer shall contribute to
             the Trust Fund each Plan Year such amount as elected in the Adoption Agreement.

                      (3) Cash or Deferred Profit Sharing Plan.

                             (i) Amount of Non-Elective Contribution. The
                      Employer shall contribute to the Trust Fund each Plan Year such amount as a Non-Elective Contribution as the Employer elected in the Adoption Agreement.

                             (ii) Amount of Matching Contribution. Subject to
                      applicable limitations provided by the Plan, the Employer shall contribute to the Trust Fund each Plan Year with respect to the amount of Elective Contributions on behalf of each electing Employee, a Matching Contribution determined in the manner set forth in the Adoption Agreement, to the extent permitted under IRC section 401(m).

                             (iii) Amount of Qualified Non-Elective Contribution
                      and Qualified Matching Contribution. If the Employer has elected in the Adoption Agreement to use the Current Year Testing Method, the Employer shall contribute to the Trust Fund each Plan Year such amount as a Qualified Non-Elective Contribution or Qualified Matching Contribution as the Employer may determine. In addition, in lieu of distributing Excess Contributions or Excess Aggregate Contributions as provided in Article VII, below, and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Qualified Non-Elective Contributions or Qualified Matching Contributions on behalf of Employees who are not Highly Compensated Employees that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to regulations under the Code.

                      (4) Target Benefit Plan. For each Plan Year the Employer
             shall contribute for each eligible Participant the annual Employer contribution necessary to fund the Target Benefit. Such amount is determined by amortizing the excess of the present value of the Target Benefit over the theoretical reserve for each Participant according to the following procedure:

                             (i) The present value of the Target Benefit is
                      determined by multiplying the Target Benefit by the applicable factor in Table I (based on the Participant's Normal Retirement Age and the interest rate and mortality table selected in the Adoption Agreement) and by the applicable factor in Table II (based on the number of years the Participant's Normal Retirement Age exceeds his current age and the interest rate selected in the Adoption Agreement).

                             (ii) For the last day of the Participant's first
                      year (the first Valuation Date of the Participant), the theoretical reserve is zero. In subsequent years (Valuation Dates) the theoretical reserve equals the prior year's theoretical reserve plus the prior year's contribution (as limited by section 415 of the Code, but without regard to any required minimum contribution under section 416 of the
                      Code) accumulated with interest for one year at the rate specified in the Adoption Agreement, provided that in any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, such interest shall be zero (interest rate of 0%).

                      In the case of a Participant in a plan which determines the Target Benefit in part on service prior to the first day of the first Plan Year beginning on or after January 1, 1994, the theoretical reserve as of the last day of the last Plan Year beginning prior to January 1, 1994, shall be determined below; provided such Target Benefit Plan was adopted and effective on September 19, 1991, and such plan met the nondiscrimination requirements in effect for all Plan Years beginning prior to January 1, 1994.

                                    A. Determine the present value of the Target
                             Benefit in effect as of the last day of the last Plan Year beginning prior to January 1, 1994 based on the interest and mortality assumptions in effect on such date. For a Participant whose attained age exceed his Normal Retirement Age, such present value shall be calculated assuming his age equals his Normal Retirement Age.

                                    B. Determine the present value of future
                             contributions as of the last day of the same date (including the contribution for such Plan Year) based on the interest rate in effect on such date. For this purpose only, such contribution shall be the contribution determined by the plan on such date without regard to the limitation of section 415 of the Code or any required minimums of section 416 of the Code.

                                    C. The theoretical reserve as of the last
                             day of the last Plan Year beginning before January 1, 1994 shall equal the amount determined in item A less the amount determined in item B. The theoretical reserve as of the last day of the first Plan Year beginning on or after January 1, 1994 shall be such theoretical reserve plus the contribution for the prior Plan Year (as determined in item B) increased for interest at the interest rate in effect for the prior year. For a Participant whose attained age exceeds his Normal Retirement Age, such interest shall be zero (interest rate of 0%).

                             (iii) A Participant's contribution equals the
                      excess of i. over ii. (but not less than zero) multiplied by the applicable factor in Table III (based on the number of years the Participant's Normal Retirement Age exceeds his current age and the interest rate selected in the Adoption Agreement).

                             (iv) If the Plan is amended to change the interest
                      rate or mortality table the applicable factors in Tables I, II, and III will be based on the new assumptions in the valuation coincident with or next following the effective date of the amendment. The theoretical reserve in (ii,) above, will be accumulated with the old interest rate for such valuation and the new interest rate for all subsequent valuations.

             (b) Limitation. The contribution for any Plan Year by the Employer shall not exceed the maximum amount deductible from the Employer's income for such Year for federal income tax purposes under the applicable sections of the Code.

             (c) Time of Contribution. All contributions by the Employer shall be delivered to the Trustee not later than the date fixed by law for the filing of the Employer's federal income tax return for the Year for which such contribution is made (including any extensions of time granted by the Internal Revenue Service for filing such return).

             (d) Determination of Amount to be Final. The determination by the Employer as to the amount to be contributed by the Employer hereunder shall be in all respects final, binding, and conclusive on all persons or parties having or claiming any rights under this Agreement or under the Plan and the Trust created hereby. Under no circumstances and in no event shall any Participant, Beneficiary, or other person or party have any right to examine the books or records of the Employer.

             (e) Rights of Trustee as to Contributions. The Trustee shall have no duty to report any contribution to be made or to determine whether contributions delivered to the Trustee by the Employer comply with the provisions of this Agreement. The Trustee shall be accountable only for funds actually received by the Trustee.

         2.2.2 ELECTIVE CONTRIBUTIONS BY THE EMPLOYER ON BEHALF OF ELECTING EMPLOYEES.

             (a) Amount of Contribution. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan, each Employee may elect to have the Employer contribute to the Trust on his behalf for any Plan Year during which he is a Participant such amounts expressed either in dollars or in whole percentages of his Compensation as he may elect which would otherwise be payable by the Employer as Compensation (but not to exceed the dollar limitation provided by section 402(g) of the Code as in effect at the beginning of the taxable year); provided, that the Employer may impose reasonable limitations in a uniform, nondiscriminatory manner on the amounts which may be so contributed in order to satisfy applicable legal requirements and to assure the deductibility of amounts contributed by the Employer to the Plan and any other qualified plan of deferred compensation.

         The Employer may elect in the Adoption Agreement to limit Elective Contributions made on behalf of electing Employees to a percentage of Compensation that is less than the amount otherwise allowable by section 402(g) of the Code.

         If the deferral election is made on an annual or Plan Year basis, but deferrals are taken from Compensation on some other basis, the Employer shall not adjust ("True-Up") deferrals at the end of the Plan Year to an annual basis.

         An Employee who becomes eligible to participate in the Plan and does not affirmatively elect to receive cash or have a specified amount contributed to the Plan shall have his Compensation automatically reduced by the amount elected by the Employer in the Adoption Agreement and this amount shall be contributed to the Plan as an Elective Contribution. An election not to make Elective Contributions or to defer a different percentage of Compensation can be made at any time.

         The election is effective for the first pay period and subsequent pay periods (until superseded by a subsequent election) if filed when the Employee is hired or if filed within a reasonable period thereafter ending before the Compensation for the first pay period is currently available. Elections filed at a later date are effective for payroll periods beginning in the month next following the date the election is filed. At the time an Employee is hired, the Employee must receive a notice that explains the automatic compensation reduction election and the Employee's right to elect to have no such compensation reduction contributions made to the Plan or to alter the amount of those contributions, including the procedure for exercising that right and the timing for implementation of any such election. The Employee must be notified annually of his compensation reduction percentage and the Employee's right to change that percentage.

         Unless elected otherwise in the Adoption Agreement, in the case of a current Participant who files an election to receive cash in lieu of compensation reduction contributions and the election is filed during the reasonable period ending on the first day of the Plan Year, then no compensation reduction contributions for the first pay period beginning on or after the first day of the Plan Year or for subsequent pay periods shall be made on the Participant's behalf to the Plan until the Participant makes a subsequent affirmative election to reduce his or her compensation. Such election shall become effective for the pay periods beginning in the month following the date the election is filed with the Plan Administrator.

         If so elected in the Adoption Agreement, in the case of a current Participant who (i) has a compensation reduction contribution election in effect for less than the automatic reduction amount elected by the Employer in the Adoption Agreement, or (ii) has no compensation reduction contribution election in effect, and who does not make a compensation reduction contribution election during the reasonable period ending on the first day of any Plan Year, shall have his or her compensation automatically reduced by the automatic reduction amount beginning on the first pay period that begins after the first day of the Plan Year. If that Participant thereafter makes an affirmative election to reduce his or her compensation by another amount (or no amount), then that affirmative election will be effective for pay periods beginning in the month following the date the election is filed with the Plan Administrator.

             (b) Election. The Plan Administrator shall determine the manner in which a Participant may elect to have Elective Contributions made to the Plan on his behalf. The Plan Administrator shall establish reasonable periods during which the election may be made or modified. Unless the Plan Administrator establishes another period during which the election may be made or modified, any such election may be made or modified during the 30 day period preceding the first day of the Plan Year. An election by an Employee may not be made retroactively and once made shall remain in effect until modified or terminated. An election may be revoked at any time.

             (c) Payment of Contribution. Elective Contributions shall be remitted by the Employer to the Trustee or custodian on the earliest date that they can reasonably be segregated from the Employer's assets, but in no event later than the 15th business day of the month following the month in which the Participant contributions are withheld or received by the Employer, unless under the regulations an extension of up to 10 business days is granted by the Secretary with respect to Participant contributions received or withheld in a single month.

             (d) Hardship Distributions. An Employee may not have Elective Contributions made on his or her behalf for the taxable year following the taxable year of a Hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of the Employee's Elective Deferrals for the taxable year of the Hardship distribution.

         2.2.3 EMPLOYEE CONTRIBUTIONS.

             (a) Amount of Contribution. An Employee is neither required nor permitted to contribute to the Plan for any Plan Year beginning after the Plan Year in which the prototype Plan is adopted by the Employer. Employee contributions for Plan Years beginning after 1986 shall be limited so as to meet the nondiscriminatory test of section 401(m) of the Code. The Plan Administrator shall not accept deductible Employee contributions that are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the trust in the same manner as provided in Section 3.1.2 of the Plan. No part of the deductible voluntary contribution account will be used to purchase life insurance.

             (b) Withdrawal of Contributions. In accordance with the provisions of the Plan as in effect prior to Plan Years beginning after 1986, all or any portion of an Employee's contributions may be withdrawn by giving to the Plan Administrator written notice of any proposed withdrawal. The Plan Administrator may adopt such procedures with respect to such withdrawals as may be necessary or appropriate. At the Plan Administrator's direction, the Trustee shall distribute any such withdrawal to the Participant in accordance with the procedures adopted by the Plan Administrator. Except in the case of the voluntary deductible contribution account, such withdrawals shall not include any interest or other increment earned on such contributions. No Forfeitures shall occur as a result of withdrawal of an Employee's contributions. Notwithstanding the foregoing, a withdrawal of an Employee's contributions must be consented to in writing by the Participant's spouse.

         2.2.4 RETURN OF CONTRIBUTIONS. Contributions by the Employer, including Employer, Qualified Non-Elective, Non-Elective and Matching Contributions shall be returned to the Employer in the following instances:

             (a) If a contribution by the Employer, including an Employer, Qualified Non-Elective, Non-Elective or Matching Contribution is made by the Employer by mistake of fact, then the contribution shall be returned within one year after its payment upon the Employer's written request.

             (b) If a contribution by the Employer, including an Employer, Qualified Non-Elective, Non-Elective or Matching Contribution is conditioned on initial qualification of the Plan under the applicable sections of the Code, and the Commissioner of Internal Revenue determines that the Plan does not qualify, then the contribution made incident to the initial qualification by the Employer shall be returned within one year after the date of denial of initial qualification of the Plan; provided, that the application for initial qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

             (c) Each contribution by the Employer, including an Employer, Qualified Non-Elective, Non-Elective and Matching Contribution is conditioned upon the deductibility of the contribution under the applicable sections of the Code and to the extent of a disallowance of the deduction for part or all of the contribution, the contribution shall be returned within one year after such disallowance upon the Employer's written request.

                                    ARTICLE 3

                                   ALLOCATIONS

         2.3.1 PROFIT SHARING, MONEY PURCHASE PENSION AND TARGET BENEFIT PLANS. Unless otherwise elected by the Employer in the Adoption Agreement, as of the last day of the Plan Year, the Employer Contributions made by the Employer with respect to the Plan Year, and Forfeitures shall be allocated among the Employer Accounts of Participants during the Plan Year in the manner set forth in the Adoption Agreement. A participant is treated as benefiting under the plan for any plan year during which the participant received or is deemed to receive an allocation in accordance with section 1.410(b)-3(a). If a Profit Sharing Plan is integrated with Social Security, Section 2.3.5, 2.3.6 or 2.3.7, as the case may be, shall also apply.

         2.3.2 CASH OR DEFERRED PLANS.

             (a) Non-Elective Contributions. Unless otherwise elected by the Employer in the Adoption Agreement, as of the last day of the Plan Year, the Non-Elective Contributions made by the Employer with respect to the Plan Year, and Forfeitures, shall be allocated among the Employer Accounts of Participants during the Plan Year in the manner specified in the Adoption Agreement; provided, that if the Plan is integrated with Social Security, Section 2.3.5 shall also apply.

             (b) Matching Contributions. Unless otherwise specified in the Adoption Agreement, as of the last day of the Plan Year, the Matching Contribution made by the Employer with respect to the Plan Year, and Forfeitures, shall be allocated to the Matching Accounts of Participants for whom Elective Contributions were made in the manner specified in the Adoption Agreement.

             (c) Elective Contributions. The Elective Contributions by the Employer on behalf of an electing Employee shall be allocated to the Elective Contribution Account of such electing Employee.

             (d) Qualified Non-Elective Contributions and Qualified Matching Contributions. As of the last day of the Plan Year, the Qualified Non-Elective Contributions and Qualified Matching Contributions made by the Employer with respect to the Plan Year shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Account of Participants during the Plan Year in the manner specified in the Adoption Agreement.

         2.3.3 BASIC ALLOCATION. Unless otherwise elected by the Employer in the Adoption Agreement, as of the last day of the Plan Year, the contribution made by the Employer, including any Forfeitures to be allocated, with respect to the Plan Year shall be allocated among the Employer Accounts of Participants during the Plan Year, in the manner set forth in the Adoption Agreement; provided, that the Employer contribution must satisfy the requirements of section 416 of the Code regardless of how the Adoption Agreement is completed.

         2.3.4 MINIMUM TOP-HEAVY ALLOCATION. In the event the Plan becomes a Top-Heavy Plan during any Plan Year, the provisions of Section 2.6.1(a) shall apply. The allocation of Employer contributions must satisfy the requirements of section 416 of the Code regardless of how the Adoption Agreement is completed. Elective Contributions and Matching Contributions allocated to Key Employees (as defined in section 416(i) of the Code) are taken into account for the purpose of determining the minimum contribution under section 416 of the Code. However, Elective Contributions and Matching Contributions made on behalf of non-key Employees (as defined in section 416(i) of the Code) may not be taken into account for the purpose of satisfying the minimum contribution requirement under section 416 of the Code.

         2.3.5 INTEGRATION WITH SOCIAL SECURITY - PROFIT SHARING PLANS.

             (a) If the Employer has elected in the Adoption Agreement that the Plan shall be integrated with Social Security, then the applicable contributions plus Forfeitures shall be allocated to Participants' Accounts as follows (provided that Steps One and Two, below, need only be applied in years in which the Plan is Top-Heavy):

             STEP ONE: Contributions and Forfeitures shall be allocated to each Participant's Account in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of each Participant's Compensation.

             STEP TWO: Any contributions and Forfeitures remaining after the allocation in Step One will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the Social Security Integration Level bears to the excess compensation of all Participants, but not in excess of 3%.

             STEP THREE: Any contributions and Forfeitures remaining after the allocation in Step Two shall be allocated to each Participant's Account in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Social Security Integration Level bears to the sum of all Participants' Compensation and Compensation in excess of the Social Security Integration Level, but not in excess of the Maximum Profit Sharing Disparity Rate.

             STEP FOUR: Any remaining contributions and Forfeitures shall be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year bears to all Participants' Compensation for that year.

             The Maximum Profit Sharing Disparity Rate is equal to the lesser of:

                      (1) 5.7% (minus the percentage of Compensation allocated in Step One, if any); or,

                      (2) 5.4% (minus the percentage of Compensation allocated in Step One, if any) if the Social Security Integration Level (SSIL) is more than 80% but less than 100% of the Taxable Wage Base under section 230 of the Social Security Act at the beginning of the Plan Year (TWB); or

                      (3) 4.3% (minus the percentage of Compensation allocated in Step One, if any) if the SSIL is greater than 20% of the TWB, but not more than 80% of the TWB, and greater than $10,000.

             (b) In the event the Plan is Top-Heavy and the Employer elects to use Steps Three and Four of paragraph (a) above, then allocations made on account of Compensation greater than the Social Security Integration Level shall be reduced proportionately to the extend necessary to provide all Employees entitled to a Top-Heavy Minimum Allocation with the required allocation.

         2.3.6 INTEGRATION WITH SOCIAL SECURITY - MONEY PURCHASE PLANS.

             (a) Annual overall permitted disparity limit. Notwithstanding the formula elected in the Adoption Agreement, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), the Employer will contribute for each eligible Participant an amount equal to the Excess Contribution Percentage multiplied by the Participant's total Compensation.

             (b) Cumulative permitted disparity limit. Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the

         Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

             (c) The Maximum Money Purchase Disparity Rate is equal to the lesser of Base Contribution Percentage or the applicable percentage determined in accordance with the table below.

If the integration level:

                                                  the applicable
is more than         but not more than            percentage is:
     $0                     X*                         5.7%

  X* of TWB             80% of TWB                     4.3%

 80% of TWB                 Y**                        5.4%

   If TWB                                              5.7%

         *X = the greater of $10,000 or 20 percent of the TWB

         **Y = any amount more than 80% of the TWB but less than 100% of the TWB.

If the integration level is equal to Taxable Wage Base (TWB) the applicable percentage is 5.7%.

For purposes of this Paragraph the "Base Contribution Percentage" shall be the percentage of Compensation at which Employer-derived contributions are made with respect to Compensation at or below the Integration Level in a Defined Contribution Plan.

             (d) Top-Heavy years. In the event the Plan becomes Top-Heavy the Employer shall make an additional contribution to the Plan to provide the Minimum Top-Heavy Allocation pursuant to section 2.3.4.

         2.3.7 INTEGRATION WITH SOCIAL SECURITY - TARGET BENEFIT PLANS. The Plan may not provide for permitted disparity if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

             Excess Benefit Plans

             (a) Fixed Benefit Excess. For a Participant with less than 35 years of projected participation, the Base Benefit Percentage and the Excess Benefit Percentage will be reduced by being multiplied by a fraction, the numerator of which is the participant's Years of Projected Participation, and the denominator of which is 35.

                      (1) Cumulative Permitted Disparity Reduction: If the
             number of the participant's Cumulative Permitted Disparity years exceeds 35, the Excess Benefit Percentage will be further reduced as provided below. A Participant's Cumulative Permitted Disparity years consists of the sum of: (1) the Participant's Years of Projected Participation (up to 35), (2) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant's first Year of Projected Participation, and (3) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (1) or (2) above). For purposes of determining the Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

                      If the Cumulative Permitted Disparity Reduction is
             applicable, the Excess Benefit Percentage will be reduced as follows:

                             (A) Subtract the Participant's Base Benefit
                      Percentage from the Participant's Excess Benefit Percentage, (after modification in accordance with the paragraph preceding this Cumulative Permitted Disparity Reduction).

                             (B) Multiply the result determined in (A) by a
                      fraction (not less than 0), the numerator of which is 35 minus the sum of the years in (2) and (3) above, and the denominator of which is 35.

                             (C) The Participant's Excess Benefit Percentage is
                      equal to the sum of the result in (B) and the Participant's Base Benefit Percentage, as otherwise modified.

                      (2) Overall permitted disparity limit: Notwithstanding the above, for any plan year this plan benefits any participant who benefits under another qualified plan or simplified employee pension plan maintained by the employer that provides for permitted disparity (or imputes permitted disparity), the stated benefit for all participants under this plan will be equal to the excess benefit percentage entered into the benefit formula above multiplied by the participant's total average annual compensation under the plan (prorated for years of projected participation less than 35).

             (b) Unit Benefit Excess. The participant's cumulative permitted disparity limit is equal to 35 minus: (1) the number of years the participant benefited or is treated as having benefited under this plan prior to the participant's first year of projected participation, and
         (2) the number of years credited to the participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the employer other than years counted in (1) above or counted toward a participant's years of projected participation.

                      (1) For purposes of determining the participant's
             cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year.

                      (2) Overall Permitted Disparity Limit: Notwithstanding the
             Unit Benefit Excess formulas in the Adoption Agreement, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for Permitted Disparity (or imputes Permitted Disparity), the stated benefit for all Participants under this Plan will be equal to the Excess Benefit Percentage above times the Participant's total Average Annual Compensation times the Participant's Years of Projected Participation under the Plan up to the maximum Years of Projected Participation taken into account in the Unit Benefit Excess formulas in the Adoption Agreement.

             Offset Benefit Plans

             (c) Fixed Benefit Offset. Cumulative Permitted Disparity Reduction:
         If the number of the Participant's Cumulative Permitted Disparity years exceeds 35, the Gross Benefit Percentage and the offset will be further reduced as provided below.

                      (1) A Participant's Cumulative Permitted Disparity years
             consists of the sum of: (1) the Participant's Years of Projected Participation (up to 35), (2) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant's first Year of Projected Participation, and (3) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (1) or (2) above). For purposes of determining the Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

                      (2) If the Cumulative Permitted Disparity Reduction is
             applicable, the Gross Benefit Percentage and the offset will be reduced as follows:

                             (A) The offset will be reduced by multiplying it by
                      a fraction (not less than 0), the numerator of which is 35 minus the sum of the years in (2) and (3) in the preceding paragraph, and the denominator of which is 35.

                             (B) The Gross Benefit Percentage will be reduced by
                      the number of percentage points by which the offset was reduced in (A) above.

                      (3) Overall Permitted Disparity Limit: Notwithstanding the
             above, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension plan maintained by the Employer that provides for Permitted Disparity (or imputes Permitted Disparity), the stated benefit for all Participants under this Plan will be equal to the Gross Benefit Percentage entered in the benefit formula (without regard to the offset) multiplied by the Participant's Average Annual Compensation under the Plan (prorated for Years of Projected Participation less than 35).

             (d) Unit Benefit Offset. The Participant's Cumulative Permitted Disparity Limit is equal to 35 minus: (1) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant's first Year of Projected Participation, and
         (2) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer other than years counted in (1) above or counted toward a Participant's Years of Projected Participation. For purposes of determining the Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year.

                      (1) The Maximum Offset Allowance will not exceed the
             lesser of: (1) the applicable factor from Tables I or II in section B below, and (2) one-half of the Gross Benefit Percentage, multiplied by a fraction (not to exceed one), the numerator of which is the Participant's Average Annual Compensation, and the denominator of which is the Participant's Final Average Compensation up to the offset level.

                      (2) Overall Permitted Disparity Limit: Notwithstanding the
             first two of the preceding Unit Benefit Offset paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension plan maintained by the Employer that provides for Permitted Disparity (or imputes Permitted Disparity), the stated benefit for all Participants under this Plan will be equal to the Gross Benefit Percentage (without regard to the offset) times the Participant's Average Annual Compensation times the Participant's Years of Projected Participation under the Plan up to the maximum of Years of Projected Participation taken into account in the Unit Benefit Offset formulas.

         2.3.8 FAIL-SAFE ALLOCATION. With respect only to non-standardized plans and notwithstanding any provision of the Plan or Adoption Agreement to the contrary, if the Plan would otherwise fail to satisfy the requirements of section 410(b)(1) of the Code (the ratio percentage test) and the regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for the Plan Year, and the right to receive a contribution is conditioned upon participation on the last day of the

Plan Year or the completion of more than 501 Hours of Service, or conditioned upon membership in a certain Employee classification, an additional contribution shall be made by the Employer and shall be allocated to the Employer Accounts of affected Participants, considering all the applicable exclusions of sections 410(b)(3) and (4) of the Code subject to the following provisions:

             (a) The Participants eligible to share in the allocation of the Employer's contribution shall be expanded to include the minimum number of Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the ratio percentage test of section 410(b)(1) of the Code. The specific Participants who shall become eligible are those Participants who are members of an eligible classification of Employees, who are actively employed on the last day of the Plan Year, but have not met the Plan's Hours of Service requirement.

         These Participants shall be given an allocation one Participant at a time beginning with the Participant with the greatest number of Hours of Service and continuing in descending order until the ratio percentage test is passed. If two or more Participants have the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first. Fail-safe allocations shall be given to the smallest number of Participants which allows the Plan to pass the ratio percentage test.

             (b) If the ratio percentage test is still not satisfied, the Participants eligible to share in the allocation shall be further expanded to include the minimum number of Participants who are members of an eligible classification of Employees, who are not employed on the last day of the Plan Year as is necessary to satisfy the ratio percentage test. The specific Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service (in excess of 500 hours) during the Plan Year.

         These Participants shall be given an allocation one Participant at a time in descending order until the ratio percentage test is passed. If two or more Participants have been credited with the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first.

             (c) If the ratio percentage test is still not satisfied, the Participants eligible to share in the allocation of the Employer's contribution shall be expanded to include the minimum number of Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the ratio percentage test of section 410(b)(1) of the Code. The specific Participants who shall become eligible are those Participants who are members of an ineligible classification of Employees, who are actively employed on the last day of the Plan Year, and have met the Plan's Hours of Service requirement.

         These Participants shall be given an allocation one Participant at a time beginning with the Participant with the greatest number of Hours of Service and continuing in descending order until the ratio percentage test is passed. If two or more Participants have the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first. Fail-Safe allocations shall be given to the smallest number of Participants which allows the Plan to pass the ratio percentage test.

             (d) If the ratio percentage test is still not satisfied, the Participants eligible to share in the allocation shall be further expanded to include the minimum number of Participants who are members of an ineligible classification of Employees, who are employed on the last day of the Plan Year but have not meet the hours requirement of the Plan as is necessary to satisfy the ratio percentage test. The specific Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service during the Plan Year. These Participants shall be given an allocation one Participant at a time in descending order until the ratio percentage test is passed. If two or more Participants have been credited with the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first.

             (e) If the ratio percentage test is still not satisfied, the Participants eligible to share in the allocation shall be further expanded to include the minimum number of Participants who are members of an ineligible classification of Employees, who are not employed on the last day of the Plan Year as is necessary to satisfy the ratio percentage test. The specific Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service (in excess of 500 hours) during the Plan Year. These Participants shall be given an allocation one Participant at a time in descending order until the ratio percentage test is passed. If two or more Participants have been credited with the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first.

             (f) The Employer may elect in the Adoption Agreement, whether to apply this Section 2.3.8.

         2.3.9 CONTRIBUTIONS ON BEHALF OF DISABLED PARTICIPANTS. If elected in the Adoption Agreement by the Employer, contributions will be made to the Plan on behalf of each Disabled Participant (within the meaning of Section 1.2.49 of the Plan).

                                    ARTICLE 4

                                    BENEFITS

         2.4.1 DISTRIBUTABLE BENEFIT. At such time that the employment of a Participant terminates for any reason, he or his Beneficiary shall be entitled to a benefit equal to the vested and nonforfeitable interest in his Accounts as of the Distribution Date. Such Accounts shall include the allocable share of contributions and Forfeitures, if any, which may be allocated to said Accounts as of such Distribution Date and shall be determined after making the adjustments for which provision is made in the Plan. The vested and nonforfeitable interest of the Participant in any of his Accounts subject to the vesting schedule selected in the Adoption Agreement shall not increase after the date of the Participant's termination of employment.

         2.4.2 VESTING. A Participant shall at all times be one hundred percent (100%) vested and have a nonforfeitable interest in his Elective Contribution Account, Qualified Non-Elective Contribution Account, and Voluntary Account. The vested and nonforfeitable interest of the Participant in his Controlled Account shall be determined by reference to the Account from which the funds were originally transferred. The vested and nonforfeitable interest in a Participant's Employer Account and Matching Account shall be determined as hereinafter provided.

             (a) Normal Retirement.

         If a Participant terminates employment at his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

             (b) Postponed Retirement. If a Participant continues in active employment following his Normal Retirement Age, he shall continue to participate under the Plan. From and after his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

             (c) Disability. If the employment of a Participant is terminated prior to his Normal Retirement Age as a result of a medically determinable physical or mental impairment which may be expected to result in death or to last for a continuous period of not less than twelve (12) months and which renders him incapable of performing his duties, he shall vested and have a nonforfeitable interest in his Employer Account and Matching Account as elected in the Adoption Agreement. All determinations in connection with the permanence and degree of such disability shall be made by the Plan Administrator in a uniform, nondiscriminatory manner on the basis of medical evidence.

             (d) Death. In the event of the death of a Participant, the Participant shall be vested and have a nonforfeitable interest in his Employer Account and Matching Account as elected in the Adoption Agreement. The vested and nonforfeitable interest of the Participant in any of his Accounts subject to the vesting schedule selected in the Adoption Agreement shall not increase after the date of the Participant's termination of employment.

             (e) Termination of Plan. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), each Participant shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account. In the event of a partial termination of the Plan, each Participant with respect to whom such partial termination has occurred shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

             (f) Early Retirement, Resignation or Discharge. If the employment of a Participant terminates by reason of early retirement, resignation or discharge prior to his Normal Retirement Age, he shall be vested and have a nonforfeitable interest in a percentage of his Employer Account and Matching Account taking into account all of his Years of Service as of such termination date in accordance with the schedule set forth in the Adoption Agreement.

             (g) All Other Times. A Participant shall be vested and have a nonforfeitable interest in a percentage of his Employer Account and Matching Account determined by taking into account all of his Years of Service in accordance with the schedule set forth in the Adoption Agreement.

             (h) Elapsed Time Method. If the Employer has elected to use the Elapsed Time Method under Part II.E. of the Adoption Agreement the Plan Administrator must:

                      (1) credit an Employee with a number of Years of Service
             equal to at least the number of whole years of the Employee's Period of Service, whether or not such Periods of Service were completed consecutively.

                      (2) in determining the number of whole years of an
             Employee's period service, the non-successive Periods of Service must be aggregated and less than whole year Periods of Service (whether of not consecutive) must be aggregated on the basis that 12 months of service (30 days are deemed to be a month in the case of the aggregation of fractional months) or 365 days of service equal a whole Year of Service.

                      (3) take into account the following Periods of Severance:

                             (i) if an Employee severs from service by reason of
                      a quit, discharge or retirement and the Employee then performs an Hour of Service within the meaning of Section
                      1.2.50 of the Plan, within 12 months of the Severance from Service Date, the Plan shall take into account the Period of Severance; and

                             (ii) notwithstanding paragraph (i) above, if an
                      Employee severs from service by reason of a quit, discharge or retirement during an absence from service of 12 months or less for any reason other than a quit, discharge, retirement or death, and then performs an Hour of Service within the meaning of Section 1.2.50, within 12 months of the date on which the Employee was first absent from service, the Plan is required to take into account the Period of Severance.

                             (4) for purposes of determining an Employee's
                      nonforfeitable percentage of accrued benefits derived from Employer contributions, after calculating an Employee's Period of Service in the manner prescribed in this Paragraph (h), any remaining less than whole year, 12-month or 365-day Period of Service may be disregarded.

         2.4.3 LEAVE OF ABSENCE. A temporary cessation from active employment with the Employer pursuant to an authorized leave of absence in accordance with the nondiscriminatory policy of the Employer, whether occasioned by illness, military service or any other reason shall not be treated as either a termination of employment or a Break in Service provided that the Employee returns to employment prior to the end of the authorized leave of absence.

         2.4.4 RE-EMPLOYMENT. Unless otherwise elected by the Employer in the Adoption Agreement, in the case of a Participant who has five (5) or more consecutive Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for the purposes of vesting the Employer-derived Account balance that accrued before such breaks, but both pre-break and post-break service shall count for the purposes of vesting the Employer-derived Account balance that accrues after such breaks.

Both Accounts shall share in the earnings and losses of the Trust Fund. In the case of a Participant who does not have five (5) consecutive Breaks in Service, both the pre-break and post-break service shall count in vesting both the pre-break and post-break Employer-derived Account balance.

         2.4.5 DISTRIBUTION DATE. The Distribution Date shall be determined as hereinafter provided.

             (a) General. For purposes of determining the amount to be distributed, the Distribution Date shall be determined in the manner specified in the Adoption Agreement.

             (b) Termination of Plan. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), the Distribution Date shall be the date of such termination. In the event of a partial termination of the Plan, as to each Participant with respect to whom such partial termination has occurred, the Distribution Date shall be the last day of the Plan Year coinciding with or immediately following the date of such partial termination.

             (c) Distributions following Distribution Date. Subject to the necessity, if any, of obtaining the consent of a Participant and spouse, distribution of a Participant's Distributable Benefit shall commence within a reasonable period after the Distribution Date, unless otherwise elected by the Participant in accordance with the provisions of the Plan or as required by the provisions of the Plan. A distribution shall not be made to a Participant if he in reemployed prior to the date his benefit would have been distributed.

         2.4.6 FORFEITURES. If an Employee terminates service, and the value of the Employee's vested Account balance derived from Employer and Employee contributions is not greater than $3,500 (May elect in the Adoption Agreement to substitute a dollar amount that is $5,000 or less, for Plan Years beginning after August 5, 1997.), and the Employee receives a distribution of the value of the entire vested portion of such Account balance, the nonvested portion shall be treated as a Forfeiture, unless elected otherwise in the Adoption Agreement, the last day of the Plan Year in which the Participant's entire vested interest is distributed. If an Employee would have received a distribution under the preceding sentence but for the fact that the Employee's vested Account balance exceeded $5,000, or such lesser amount as elected above, when the Employee terminated service and if at a later time such Account balance is reduced such that it is not greater than $5,000, or such lesser amount as elected above, the Employee will receive a distribution of such Account balance and the nonvested portion will be treated as a forfeiture. If the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance. A Participant's vested Account balance shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

Unless otherwise elected in the Adoption Agreement, if an Employee terminates service, and elects, in accordance with the provisions of the Plan, to receive the value of the Employee's vested Account balance, the nonvested portion shall be treated as a Forfeiture as of the last day of the Plan Year in which all of the Participant's vested interest is distributed from the Plan. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer-derived Account balance.

If an Employee receives a distribution of an amount deducted from his Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account and the Employee resumes employment covered under the Plan, the Employee's Employer-derived Account balance shall be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive Breaks in Service, upon the reemployment of such Employee, the Employer-derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

Unless otherwise elected in the Adoption Agreement, such Forfeiture shall be allocated in the same manner as a contribution by the Employer for the year in which said Forfeiture occurred.

If elected in the Adoption Agreement, a Participant or Beneficiary due a benefit who cannot be located shall forfeit such benefit in the Plan Year it is determined the Participant cannot be located. If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

The Employer may elect in the Adoption Agreement to use Forfeitures to offset administrative expenses of the Plan to the extent the expenses are Plan expenses and not settlor expenses.

If a Participant is re-employed following a Break in Service and is entitled to restoration of any amount of his Account that was forfeited as a result of such Break in Service, such amount shall be restored in the manner specified in the Adoption Agreement.

         2.4.7 MINIMUM DISTRIBUTION. If an Employee terminates service, and the value of the Employee's vested Account balance derived from Employer contributions is zero, the Employer may elect to provide such Employee with a Minimum Distribution. The amount of such Minimum Distribution shall be elected by the Employer in the Adoption Agreement. In no event shall the Minimum Distribution under this Section 2.4.7 exceed Participant's Account balance.

                                    ARTICLE 5

                                  DISTRIBUTIONS

2.5.1 COMMENCEMENT OF DISTRIBUTION.

             (a) Immediate Distribution. A Participant whose employment is terminated:

                      (i) On account of death, Disability, Early Retirement Date or Normal Retirement Date may elect, or his Beneficiary may elect, to begin distribution of his Distributable Benefit within a reasonable period after the Distribution Date as of which his Distributable Benefit is determined, or as of the date determined under Subsection (b), below, or

                      (ii) On account of resignation or discharge prior to his
             Early Retirement Date or Normal Retirement Date, the distribution of the Participant's Distributable Benefit shall be governed by Subsection (b), below.

             (b) Deferred Distribution. Except in the case of amounts subject to
         Section 2.5.2(i) for which a Participant's consent is not required, unless the Employer elects in the Adoption Agreement to permit the Employee to elect earlier commencement and the Employee so elects or the Employee elects to further defer distribution, if the employment of a Participant is terminated by reason of resignation or discharge prior to either his Early Retirement Date or his Normal Retirement Date, distribution of his Distributable Benefit shall be deferred and commenced on the sixtieth (60th) day after the close of the later of the following Plan Years:

                      (i) The Plan Year during which the Participant attains the earlier of age sixty-five (65) or the Normal Retirement Age;

                      (ii) The Plan Year during which the tenth (10th)
             anniversary of the commencement of the Participant's participation in the Plan occurs; or

                      (iii) The Plan Year during which the Participant
             terminates service with the Employer.

If, however, the Employer selects an Early Retirement Date in the Adoption Agreement, a Participant who terminates employment before satisfying the age requirement for early retirement but has satisfied any service requirement shall be entitled to a distribution of his Distributable Benefit in accordance with Subsection (a) above upon attaining such age.

If the Participant meets the Disability requirements of Section 2.4.2(c) after termination of employment he shall be entitled to a distribution of his vested Account balance prior to attaining his Early or Normal Retirement Age.

Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 2.5.2(k), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

             (c) Required Minimum Distribution. Notwithstanding anything herein to the contrary, unless the Participant has made an appropriate election by December 31, 1983, to defer distribution which has not been revoked or modified, the Participant's benefit shall be distributed to the Participant not later than the Required Beginning Date or shall be distributed, commencing on the Required Beginning Date in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a Beneficiary designated by the Participant.

The amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy. Unless otherwise elected by the Employer, or the Participant (or spouse, if distributions begin after death and the spouse is the Designated Beneficiary) by the time distributions are required to begin, the life expectancy of the Participant and the Participant's spouse shall be recalculated annually. The Adoption Agreement may allow the Participant to elect not to have the life expectancy of the Participant and the Participant's spouse recalculated. Other than for a life annuity, such election shall be irrevocable as to the Participant or spouse and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated. Life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Treasury regulations. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor then determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to Proposed regulations section 1.401(a)(9)-2. The minimum distribution for subsequent calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

             (d) Distribution After Death. Unless the Participant has made an appropriate election by December 31, 1983, to extend the period of distribution after his death and the election has not been revoked or modified, the following provisions shall apply. If distribution of the Participant's benefit has begun and the Participant dies before his entire benefit has been distributed to him, the remaining portion of such benefit shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

If the Participant dies before the distribution of his benefit has begun, the entire interest of the Participant shall be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the death of such Participant, provided that if any portion of the Participant's benefit is payable to or for the benefit of a Designated Beneficiary and such portion is to be distributed in accordance with regulations issued by the Secretary of the Treasury over the life of, or over a period not extending beyond the life expectancy of such Designated Beneficiary, such distributions shall begin not later than December 31 of the calendar year immediately following the calendar year of the Participant's death or such later date as may be provided by regulations issued by the Secretary of the Treasury. If the Designated Beneficiary is the surviving spouse of the Participant, the date on which the distributions are required to begin shall not be earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant had died and December 31 of the calendar year in which the Participant would have attained age 701/2. If the surviving spouse thereafter dies before the distributions to such spouse begin and any benefit is payable to a contingent Beneficiary, the date on which distributions are required to begin shall be determined as if the surviving spouse were the Participant.

If the Participant has not specified the manner in which benefits are payable by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of: (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

             (e) Reserved.

             (f) Incidental Death Benefit Distributions. Any distribution required by the rules applicable to incidental death benefits shall be treated as a distribution required by this Section. All distributions required under this Section shall be determined and made in accordance with the Proposed regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the Proposed regulations.

             (g) Distributions. For the purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date or the date distribution is required to begin to the surviving spouse. If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

             (h) Definitions.

                      (1) Applicable Life Expectancy. The life expectancy (or
             joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year.

                      (2) Designated Beneficiary. The individual, or Trust that
             is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) and the Proposed regulations thereunder.

                      (3) Distribution Calendar Year. A calendar year for which
             a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin.

                      (4) Participant's Benefit. (For purposes of Minimum
             Required Distributions only.)

                             (i) The Account balance as of the last Valuation
                      Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or Forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                             (ii) Exception for second distribution calendar
                      year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                      (5) Required Beginning Date.

                             (i) General rule. The Required Beginning Date of a
                      Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 701/2.

                             (ii) Non-5-Percent Owner Exception. If so elected
                      in the Adoption Agreement, the Required Beginning Date of a Participant who is not a 5-percent owner shall be the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 701/2 occurs.

                      Transition Rule:

                                    (A) Any Participant who is not a 5 percent
                             owner attaining age 701/2 in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 701/2, (or by December 31, 1997 in the case of a Participant attaining age 701/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant who is not a 5 percent owner will begin receiving distributions by April 1 of the calendar year following the year in which the Participant attained age 701/2 (or by December 31, 1997 in the case of a Participant attaining in 1996)

                                    (B) Any Participant attaining age 701/2 in
                             years prior to 1997 (may not be earlier than January 1, 1996) may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is either (as elected by the Employer in the Adoption Agreement)

                                           (1) a new Annuity Starting Date upon
                             recommencement, or

                                           (2) no new Annuity Starting Date upon
                             recommencement.

                                    (C) The preretirement age 701/2 distribution
                             option is only eliminated with respect to Employees who reach age 701/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this Plan. The preretirement age 701/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modification that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 701/2 and ends April 1 of the immediately following calendar year.

                             (iii) 5-percent owner. A Participant is treated as
                      a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 661/2 or any subsequent Plan Year.

                             (iv) Once distributions have begun to a 5-percent
                      owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

                             (v) Transitional rule. Notwithstanding the other
                      requirements of this Section and subject to the requirements of Section 2.5.2, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                                    (1) The distribution by the Trust is one
                             which would not have disqualified such Trust under
                             section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                                    (2) The distribution is in accordance with a
                             method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                                    (3) Such designation was in writing, was
                             signed by the Employee or the Beneficiary, and was made before January 1, 1984.

         2.5.2 METHOD OF DISTRIBUTION. Subject to the provisions of Section
2.5.1 above and any security interest in a loan from the Plan for which any necessary spousal consent has been obtained (to the extent such security interest is used as repayment of the loan), distribution shall be made by one of the following methods, as determined in accordance with the election of the Participant (or in the case of death, his Beneficiary) with such spousal consents as may be required by law:

             (a) In a single distribution, as designated by the Employer in the Adoption Agreement; however, if the consent of the Participant is not required because the Participant's vested Account balance is $3,500 (May elect in the Adoption Agreement to substitute a dollar amount that is $5,000 or less, for Plan Years beginning after August 5, 1997.) or less, the Employer may elect to make the default method of distribution of such Account balance a Direct Rollover. The Employer may set a minimum Account balance to which this shall apply. This default Direct Rollover applies only if the terminating Participant fails to request affirmatively a cash payment, a Direct Rollover to another qualified plan, or an IRA designated by the terminating Participant. The Plan Administrator shall select an IRA trustee, custodian, or issuer (the "trustee) that is unrelated to the Employer, shall establish the IRA with that trustee on behalf of the terminating Participant who fails affirmatively to elect a Direct Rollover of a cash distribution, and make the initial investment choices for the account.

             (b) In substantially equal annual, quarterly or monthly installments over a period of more than one year but which does not exceed the period designated in the Adoption Agreement, as selected by the Participant (provided that such period is not greater than the Participant's life expectancy or the Participant's and the Participant's designated Beneficiaries' joint life expectancy as of the Annuity Starting Date), plus accrued net income. If distribution is to be so made in installments, the Plan Administrator shall cause the undistributed portion of the Distributable Benefit to be transferred to a Segregated Fund, from which installment payments shall thereafter be withdrawn from time to time.

             (c) By the purchase and delivery of a single premium, nontransferable, fully refundable, annuity policy issued by a legal reserve life insurance company payable in equal installments for the life of the participant that terminates upon the participant's death, or providing for payments over such period as may be designated in the Adoption Agreement as selected by the Participant; provided, however, unless the Employer has designated a life annuity distribution option in the Adoption Agreement, in the event of distribution of such an annuity policy to a Participant, such duration shall be for a fixed duration which is less than the Participant's life expectancy as of the Annuity Starting Date. The refund feature under such annuity policy following the death of the Participant shall inure to the benefit of the person or persons designated by the Participant as his Beneficiary.

             (d) Any alternative method of equivalent value contained in the Plan at any time on or after the first day of the first Plan Year beginning after 1988 to which the Participant consents.

             (e) Direct Rollover. On or after January 1, 1993, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this paragraph, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution that is equal to at least $500 paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

             (f) Annuity Payments

                      (1) Requirement of Annuity Payment. The provisions of this
             Section 2.5.2(f) shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 2.5.2(m). Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the Annuity Starting Date, a married Participant's vested Account balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Account balance will be paid in the form of a life annuity.

             Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the Annuity Starting Date then the Participant's vested Account balance shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity.

             Notwithstanding the other provisions of this Section 2.5.2(f), if the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer does not designate a life annuity distribution option in the Adoption Agreement, the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity forms of distribution shall not be available. However, a Participant's surviving spouse shall be entitled to elect distribution of the Participant's vested Account balance in the manner provided by Section 3.6.3.

             A Participant's vested Account balance is the aggregate value of the Participant's vested Account balances derived from Employer and Employee Contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life or the life of someone in whom the Participant has an insurable interest. The provisions hereof shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

             The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. A surviving spouse may elect to have such annuity distributed within the ninety(90) day period commencing on the date of the Participant's death.

             No spousal consent shall be required under this Section if the plan is a Safe Harbor Profit Sharing Plan.

                      (2) Election to Waive Annuity Payment. A Participant may
             elect at any time during the applicable election period to waive the Qualified Joint and Survivor Annuity form of benefit or the Qualified Preretirement Survivor Annuity form of benefit (or both) and may revoke any such election at any time during the applicable election period.

                      (3) Spousal Consent Required. An election to waive any
             annuity form of benefit shall not take effect unless the spouse of the Participant consents in writing to the election, such election designates a specific Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, or, solely in the case of a waiver of a Qualified Joint and Survivor Annuity, a form of benefit which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement or further consent by the spouse), and the spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public, or it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse or because the spouse cannot be located.

             Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subsection (4) below.

                      (4) Written Explanations. The Plan Administrator shall
             provide each Participant no less than 30 days and no more than 90 days before the Annuity Starting Date a written explanation of -

                             (a) the terms and conditions of a Joint and
                      Survivor Annuity;

                             (b) the Participant's right to make and the effect
                      of an election to waive the Joint and Survivor Annuity form of benefit;

                             (c) the rights of the Participant's spouse to
                      consent to a Participant's election;

                             (d) the right to make and the effect of a
                      revocation of an election;

                             (e) a plan may provide the written explanation
                      described herein after the Annuity Starting Date.

                      The Plan Administrator shall provide to each Participant within the applicable period a written explanation of a Preretirement Survivor Annuity comparable to that provided with respect to a Joint and Survivor Annuity.

                      (5) Applicable Period. The applicable period means with
             respect to a Participant, whichever of the following periods ends last:

                             (a) The period beginning with the first day of the
                      Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                             (b) A reasonable period ending after the individual
                      becomes a Participant.

                             (c) A reasonable period ending after the Plan
                      ceases to fully subsidize costs.

                             (d) A reasonable period ending after section
                      401(a)(11) of the Code first applies to the Participant.

                             (e) A reasonable period ending after separation
                      from service in case of a Participant who separates before attaining age 35. For purposes of applying the foregoing, a reasonable period ending after the enumerated events described in (b), (c) and (d) is the end of the two-year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                      (6) Applicable Election Period. The applicable election
             period means -

                             (a) in the case of an election to waive a Joint and
                      Survivor Annuity, the ninety (90) day period ending on the Annuity Starting Date. In any case to which this Subparagraph applies, the applicable election period under this Section 2.5.2(f) shall not end before the 30th day after the date on which such explanation is provided; and

                             (b) in the case of an election to waive a
                      Preretirement Survivor Annuity, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death; provided, that in the case of a

                      Participant who is separated from service, such period shall not begin later than the date of such separation from service.

                      A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Preretirement Survivor Annuity in such terms as are comparable to the explanation required under subsection (4). Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section.

                      (7) Marriage Requirement. Notwithstanding the foregoing,
             the benefits under the Plan shall not be provided in the form of a Joint and Survivor Annuity or a Preretirement Survivor Annuity unless the Participant and his spouse have been married throughout the one (1) year period ending on the earlier of the Participant's Annuity Starting Date or the date of the Participant's death.

             If a Participant marries within one (1) year before the Annuity Starting Date and the Participant and his spouse in such marriage have been married for at least a one (1) year period ending on or before the date of the Participant's death, the Participant and such spouse shall be treated as having been married throughout the required period. A former spouse shall be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order as described in section 414(p) of the Code.

             (g) Terms of Annuity Contracts. Any annuity contract distributed from the Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the Proposed regulations thereunder.

             (h) Incidental Death Benefits. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

             (i) Consents. If payment in the form of a Qualified Joint and Survivor Annuity is required with respect to a Participant and either the value of a Participant's vested Account balance derived from Employer and Employee contributions exceeds $5,000 or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account balance.

         If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant and the value of a Participant's vested Account balance derived from Employer and Employee Contributions exceeds $5,000, and the Account balance is immediately distributable, the Participant must consent to any distribution of such Account Balance. The consent shall be obtained in writing within the 90 day period ending on the Annuity Starting Date. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of the Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the Participant's Account balance in the Plan will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), then the Participant's Account balance will be transferred, without the Participant's consent, to the other Plan if the Participant does not consent to an immediate distribution. Spousal consent shall not be required under this Section if the Plan is a Safe Harbor Profit Sharing Plan.

                      (1) Transitional Rules for Cash Out Limits. In general.
             This section provides transitional rules with regard to the cash out limits for distributions made prior to October 17, 2000.

                      (2) Distributions subject to section 417 of the Code. If
             payment in the form of a Qualified Joint and Survivor Annuity is required with regard to a Participant, the rule in this Section (2) is substituted for the rule in the first sentence of Section 2.5.2(i). If the value of a Participant' s vested Account balance derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution (1) in Plan Years beginning before August 6, 1997, exceeded $3,500 or (2) in Plan Years beginning after August 5, 1997, exceeded) $5,000, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account balance.

                      (3) Distributions not subject to section 417 of the Code.
             If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant, the rule in this Section (3) is substituted for the rule in the first sentence of the second paragraph of Section 2.5.2(i).

             If the value of a Participant's vested Account balance derived from Employer and Employee Contributions:

                             (A) for Plan Years beginning before August 6, 1997,
                      exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution),

                             (B) for Plan Years beginning after August 5, 1997,
                      and for a distribution made prior to March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution),

                             (C) and for Plan Years beginning after August 5,
                      1997 and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account balance.

             (j) Zero Benefits. If the value of the Participant's vested and nonforfeitable interest in the Plan at the time of his termination of employment is zero, the Participant shall be deemed to have received a distribution of such interest.

             (k) Restrictions on Immediate Distributions. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Account balance in the Plan is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date. Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Participant's Account balance in the Plan is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable. The Participant's Account balance is immediately distributable if any part of the Participant's Account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of age 62 or the Normal Retirement Age.

         Such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax regulations is given, provided that:

                      (1) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option),

                      (2) The Participant, after receiving the notice,
             affirmatively elects a distribution.

                      (3) The distribution commences more than 7 days after such explanation is provided.

                      (4) The Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7 day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and

                      (5) The Annuity Starting Date is a date after the date
             that the written explanation was provided to the Participant.

             (l) Transitional Rules.

                      (1) Any living Participant not receiving benefits on
             August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of the Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1,1976, and such Participant has at least 10 years of vesting service when he or she separated from service.

                      (2) Any living Participant not receiving benefits on
             August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section (4) below.

                      (3) The respective opportunities to elect (as described
             above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                      (4) Any Participant who has elected pursuant to Section
             (2) above and any Participant who does not elect under Section (1) or who meets the requirements of Section (1) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                             (i) Automatic Joint and Survivor Annuity. If
                      benefits in the form of a life annuity become payable to a married Participant who:

                                    (1) begins to receive payments under the
                             Plan on or after Normal Retirement Age; or

                                    (2) dies on or after Normal Retirement Age
                             while still working for the Employer; or

                                    (3) begins to receive payments on or after
                             the qualified Early Retirement Age; or

                                    (4) separates from service on or after
                             attaining Normal Retirement Age (or the qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                             Such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                             (ii) Election of early survivor annuity. A
                      Participant who is employed after attaining the qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death.

                      If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments that would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                             (iii) For purposes of this Section (4):

                                    (1) Qualified Early Retirement Age is the
                             later of:

                                           (i) the earliest date, under the
                                    Plan, on which the Participant may elect to receive retirement benefits;

                                           (ii) the first day of the 120th month
                                    beginning before the Participant reaches
                                    Normal Retirement Age; or

                                           (iii) the date the Participant begins
                                    participation.

                                    (2) Qualified Joint and Survivor Annuity is
                             an annuity for the life of the Participant with a survivor annuity for the life of the spouse as otherwise described in the Plan.

             (m) Safe Harbor Rules. This Section shall apply to a Participant in a plan designated as either a Cash or Deferred Arrangement or Profit Sharing Plan notwithstanding any other provision of the plan if the following conditions are satisfied:

                      (1) the Participant does not or cannot elect payments in
             the form of a life annuity; and

                      (2) on the death of a Participant, the Participant's
             vested Account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's Designated Beneficiary. The surviving spouse may elect to have distribution of the vested Account balance commence with the 90-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Section
             (m) shall not be operative with respect to a Participant in a plan designated as a Profit Sharing Plan or Cash of Deferred Arrangement if the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code.

         2.5.3 NATURE OF DISTRIBUTIONS. The nature of the distribution of a Participant's Distributable Benefit shall be as hereinafter provided.


             (a) Trust Fund and Segregated Funds. Subject to the Joint and Survivor Annuity requirements, except as provided in Subsection (b) with regard to Life Insurance Policies, distribution of a Participant's Distributable Benefit shall consist of cash or property, or an annuity contract as provided in Section 2.5.2 above.

             (b) Insurance Policies. In the event that the Trustee has purchased Life Insurance Policies on the life of the Participant, or someone in whom the Participant has an insurable interest, the values and benefits available with respect to each such Policy shall be distributed as follows:

                      (i) If the Participant's employment terminates for any
             reason other than death, then the Trustee shall either surrender the Life Insurance Policy for its available cash value and distribute the proceeds as provided in Subsection (a) above or, at the election of the Participant, distribute the Life Insurance Policy to the Participant, provided the Participant has a vested and nonforfeitable interest in his Accounts in an amount at least equal to the cash value thereof.

                      (ii) If the Participant's employment terminates by reason
             of death, the Beneficiary designated by the Participant in accordance with the terms of the Plan shall be entitled to receive from the Trustee the full amount of the proceeds thereof.

             The Trustee shall apply for and be the owner of any Policies purchased under the terms of the Plan. The Policies must provide that the proceeds are payable to the Trustee subject to the Trustee's obligation to pay over the proceeds to the Designated Beneficiary. A Participant's spouse will be the Designated beneficiary of the proceeds of such Policies unless a qualified election has been made in accordance with Section 2.5.2(f) of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any Policies purchased hereunder, the Plan provisions shall control.

                      (iii) In the event a Life Insurance Policy on the life of
             someone other than the Participant is purchased pursuant to this Plan, and such other person shall die, the Participant may withdraw the life insurance proceeds to the extent they exceed the cash value.

         2.5.4 ADVANCE DISTRIBUTIONS. If the Employer elects in the Adoption Agreement to permit advance distribution to a Participant or his Beneficiary after his employment has terminated or after he reaches Normal Retirement Age but continues his employment, and before he is otherwise entitled to distribution of his Distributable Benefit but in no event earlier than a reasonable period following the Distribution Date, the Trustee upon the request of the Participant or Beneficiary shall make advance distributions to him or to his Beneficiary. The aggregate of such an advance distribution shall not exceed the sum of the vested and nonforfeitable interest in the Participant's Accounts.

         If the Employer elects in the Adoption Agreement to forfeit nonvested amounts immediately upon distribution of the Employee's entire vested Account balance on termination of service, an Employee who terminates service and elects to receive the value of the Employee's vested Account balance shall forfeit the nonvested portion. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer contributions, the part of the nonvested portion that is treated as a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account balance.

         Except as provided in the preceding paragraph, if a Participant receives a distribution which reduces the balance in his Employer Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account, the amount, if any, of the Participant's vested and nonforfeitable interest in the undistributed balance of said Account at any relevant time shall not be less than an amount ("X") determined by the formula:
X = P (AB + (R x D)) - (R x D). For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the Account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

         2.5.5 HARDSHIP DISTRIBUTIONS OF ELECTIVE DEFERRALS. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan and the Employer elects in the Adoption Agreement to permit Hardship Distributions of Elective Deferrals, a Participant may request a distribution from the Plan as a result of immediate and heavy financial needs of the Participant to the extent that the distribution is necessary to satisfy such financial needs. The availability of Hardship Distributions to Participants is limited to Participants who have not terminated employment.

         Hardship Distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code unless the Plan is a Safe Harbor Profit Sharing Plan as defined by Section 1.2.77. The determination of whether a Participant has an immediate and heavy financial need shall be made by the Plan Administrator. A distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

             (a) Deductible medical expenses described in section 213(d) of the Code incurred or necessary for medical care of the Participant, his spouse or dependents;

             (b) Purchase (excluding mortgage payments) of a principal residence for the Participant;

             (c) Cost of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; or

             (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

         A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

             (e) The Participant has obtained all distributions, other than Hardship Distributions, and all nontaxable loans under all plans maintained by the Employer;

             (f) All plans maintained by the Employer provide that the Participant's Elective Deferrals and Employee Contributions shall be suspended for twelve (12) months after the receipt of the Hardship Distribution;

             (g) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

             (h) All plans maintained by the Employer provide that the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the Hardship Distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the Hardship Distribution.

         2.5.6 IN SERVICE DISTRIBUTIONS.

             (a) Cash or Deferred Profit Sharing Plans. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan and if the Employer elects in the Adoption Agreement to permit distributions to a Participant after attaining age 591/2 but prior to his termination of employment, a Participant shall be entitled to receive a distribution of all or a part of his Accounts upon filing a written request with the Plan Administrator; provided, that no distribution shall be made unless the interest of the Participant in the Account from which the distribution is to be made is vested and nonforfeitable and the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years; and, the distribution of Elective Deferrals and Qualified Non-Elective Contributions(to the extent used in ADP or ACP test), Matching Contributions (to the extent used in ADP or ACP Test) or Qualified Matching Contributions(to the extent used in ADP or ACP Test) must satisfy the limitations imposed by
         Part II, Article VII. In Service distributions on account of Hardship must meet the Hardship requirements of Section 2.5.5.

         In Service Distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code unless the Plan is a Safe Harbor Profit Sharing Plan as defined by
         Section 1.2.77.

         The Adoption Agreement may provide that In Service Distributions are available before age 591/2 for Accounts other than Elective Deferrals or Matching Contributions, Qualified Matching Contributions and Qualified Non-Elective Contributions that are used to pass the ADP test or ACP test.

             (b) Profit Sharing Plans. If the Plan is designated in the Adoption Agreement as a Profit Sharing Plan and if the Employer elects in the Adoption Agreement to permit distributions to a Participant prior to his termination of employment, a Participant shall be entitled to receive a distribution of all or part of his interest in the Plan upon filing a written request with the Plan Administrator; provided, that no distribution shall be made unless the interest of the Participant in the Account from which the distribution is to be made is fully vested and nonforfeitable and the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years, or on account of Hardship; provided, further that In Service Distributions on account of Hardship shall be subject to the restrictions of Section 2.5.5. In Service Distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code unless the Plan is a Safe Harbor Profit Sharing Plan as defined by Section 1.2.77.

             (c) Money Purchase and Target Benefit Plans. The Employer may elect in the Adoption Agreement to permit In Service withdrawals upon a Participant reaching his Normal Retirement Date.

             (d) All Plans. If so elected in the Adoption Agreement, In Service Distributions are permitted at the election of the Participant for amounts held in a Segregated Account attributable to a rollover from another plan or Voluntary Account regardless of age or periods of participation. In Service Distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code unless the Plan is a Safe Harbor Profit Sharing Plan as defined by Section 1.2.77.

                                    ARTICLE 6

                         CONTINGENT TOP HEAVY PROVISIONS

2.6.1 TOP HEAVY REQUIREMENTS. If the Plan becomes a Top Heavy Plan during any Plan Year, the following provisions shall supersede any conflicting provisions in the Plan or Adoption Agreement and apply for such Plan Year:

             (a) Except as otherwise provided below, the Employer contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation as defined in Part II.C. of the Adoption Agreement or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions and Forfeitures, as a percentage of the Key Employee's Compensation as defined in Part II.C. of the Adoption Agreement and limited by section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that year. The Minimum Top-Heavy Allocation is determined without regard to any Social Security contribution. This Minimum Top-Heavy Allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or (iii) compensation less than a stated amount. The Employer may elect in the Adoption Agreement to have this provision provide Key Employees with the Top-Heavy minimum benefit.

         Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the Minimum Top-Heavy Allocation.

         For purposes of computing the Minimum Top-Heavy Allocation, Compensation shall mean a Participant's Compensation as defined in Part II.C. Compensation in the Adoption Agreement.

         The Minimum Top-Heavy Allocation provided above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         If so elected in the Adoption Agreement, the Minimum Top-Heavy Allocation provided above shall not apply to any Participant who is in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, provided benefits were the subject of good faith bargaining and two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the Income Tax regulations.

         The Minimum Top-Heavy Allocation provided above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the Minimum Top-Heavy Allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.

             (b) The vested and nonforfeitable interest of each Participant shall be equal to the percentage determined under the vesting schedule specified in the Adoption Agreement if the Plan becomes a Top Heavy Plan, or if no vesting schedule is specified, the percentage determined under the following schedule:

Years of Service                                Percentage
----------------                                ----------
  Less than 2                                        0%
       2                                            20%
       3                                            40%
       4                                            60%
       5                                            80%
       6                                       or more 100%

         The Top-Heavy minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code, except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 of the Code and benefits accrued before the Plan becomes Top-Heavy.

         No decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. Any Minimum Top-Heavy Allocation required (to the extent required to be nonforfeitable under section 416(b)) may not be forfeited under section 411(a)(3)(B) or (D) of the Code.

     2.6.2 TOP HEAVY DEFINITIONS. The following terms, as used in this Plan, shall have the following meaning:

             (a) "Key Employee": An Employee or former Employee who, at any time during the Determination Period is either:

                      (i) an officer of the Employer having an Annual
             Compensation greater than fifty (50%) percent of the amount in effect under section 415(b)(l)(A) of the Code;

                      (ii) an owner (or a person considered an owner under
             section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Annual Compensation from the Employer is more than the limitation in effect under section 415(c)(l)(A) of the Code;

                      (iii) any person who owns directly or indirectly more than five (5%) percent of the outstanding stock of the Employer or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer;

                      (iv) any person who owns directly or indirectly more than
             one (1%) percent of the outstanding stock of the Employer or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer and having an Annual Compensation from the Employer of more than $150,000; or

                      (v) any beneficiary of a Key Employee. The determination
             of who is a Key Employee shall be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

             (b) "Aggregation Group": Each qualified retirement plan of the Employer in which a Key Employee is a participant and each other qualified retirement plan of the Employer which enables any plan in which a Key Employee is a participant to meet the requirements of section 401(a)(4) or section 410 of the Code.

             (c) "Annual Compensation": Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 132(f)(4), section 402(e)(3), section 402(h) or section 403(b) of the Code.

             (d) "Top-Heavy Plan": For any Plan Year beginning after December 31, 1983, the Plan is Top-Heavy if any of the following conditions exists:

                      (i) If the Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                      (ii) If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

                      (iii) If the Plan is a part of a Required Aggregation
             Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

             (e) "Top-Heavy Ratio":

                      (i) If the Employer maintains one or more defined
             contribution plans (including any simplified Employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

                      (ii) If the Employer maintains one or more defined
             contribution plans (including any simplified Employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                      (iii) For purposes of (i) and (ii) above, the value of
             account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account balances and accrued benefits of a Participant:
             (1) who is not a Key Employee but was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the

             Determination Dates that fall within the same calendar year.

             The accrued benefit of a Participant other than a Key Employee shall be determined under: (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

             (f) "Permissive Aggregation Group": The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

             (g) "Required Aggregation Group":

                      (i) Each qualified plan of the Employer in which at least
             one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated).

                      (ii) Any other qualified plan of the Employer which
             enables a plan described in (i) to meet the requirements of sections 401(a)(4) or 410 of the Code.

             (h) "Determination Date": For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

             (i) "Valuation Date": The date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

             (j) "Present Value": Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

             (k) "Determination Period": The Plan Year containing the Determination Date and the four (4) preceding Plan Years.

             (l) "Non-Key Employee": An Employee who is not a Key Employee.

         2.6.3 PAIRING REQUIREMENTS. If an Employer adopts either a combination of two defined contribution standardized form plans or a combination of one or two defined contribution standardized form plans and one defined benefit standardized form plan by executing Adoption Agreements pursuant to this Plan or another prototype plan for which the Mass Submitter is the same, the provisions of Sections 2.6.1 and 2.6.2 shall apply as well as the following:

             (a) Only one of the Adoption Agreements may provide for permitted disparity and if one of the paired plans is a defined benefit plan that includes a final pay limitation as described in section 401(a)(5)(D) of the Code, then the paired defined contribution plans may not provide for disparity in contributions.

             (b) In any Plan Year in which the paired plans are Top-Heavy the Employer may choose to provide the Top-Heavy minimum in each of the paired plans (Option A), or in one of the paired plans if the paired plans benefit the same participants (Option B). For Limitation Years beginning before January 1, 2000, the Employer can choose between two methods when implementing Option A or Option B described in the following paragraphs.

             (c) Option A - All plans paired with this Plan shall receive the Top-Heavy Minimum.

                      (i) Method 1 - When the paired plans are Top-Heavy, the
             Top-Heavy requirements set forth in Sections 2.6.1 and 2.6.2 shall apply.

                      (ii) Method 1 - For Limitation Years beginning before
             January 1, 2000, in any Plan Year in which the Top-Heavy Ratio of the paired plans exceeds ninety (90) percent (i.e., becomes Super Top-Heavy the denominators of the defined benefit fraction and the defined contribution fraction defined in Section 3.2.1(d) shall be computed by using 100 percent of the dollar limitation instead of 125 percent.

                      (iii) Method 2 - For Limitation Years beginning before
             January 1, 2000, when the paired plans are Top-Heavy but not Super Top-Heavy, the Employer shall provide each Non-key Employee who participates in this Plan a minimum contribution of four (4) percent of Compensation and the defined contribution fraction defined in Section 3.2.1(d) shall be computed using 125 percent of the dollar limitation.

                      (iv) Method 2 - When the paired plans are Super Top-Heavy, the Top-Heavy requirements set forth in Section 2.6.1 and 2.6.2 shall apply and the defined benefit fraction and the defined contribution fraction defined in Section 3.2.1(d) shall be computed by using 100 percent of the dollar limitation instead of 125 percent.

             (d) Option B - Only one of paired plans receives the Top-Heavy minimum contribution. In the event Option B is selected in the Adoption Agreement and the paired plans do not cover the same Participants, Option A, Method 1 will apply.

                      (i) Method 1 - When the paired plans are Top-Heavy, the
             Top-Heavy requirements set forth in Section 2.6.1 and 2.6.2 shall apply, except that each Non-key Employee shall receive a minimum contribution of five (5) percent of such Employee's Compensation and the defined contribution fraction defined in Section 3.2.1(d) shall be computed by using 100 percent of the dollar limitation instead of 125 percent.

                      (ii) Method 1 - For Limitation Years beginning before
             January 1, 2000, in any Plan Year in which the Top-Heavy Ratio exceeds ninety (90) percent (i.e., becomes Super Top-Heavy) the denominators of the defined benefit fraction and the defined contribution fraction defined in Section 3.2.1(d) shall be computed by using 100 percent of the dollar limitation instead of 125 percent.

                      (iii) Method 2 - For Limitation Years beginning before
             January 1, 2000, when the paired plans are Top-Heavy but not Super Top-Heavy, the Employer shall provide each Non-key Employee a minimum Contribution of seven and one half (7 1/2) percent of each Employee's Compensation and the defined contribution fraction defined in Section 3.2.1(d) shall be computed by using 125 percent of the dollar limitation.

                      (iv) Method 2 - When the paired plans are Super Top-Heavy, the Top-Heavy requirements set forth in Sections 2.6.1 and 2.6.2 shall apply, except that each Non-key Employee shall receive a minimum contribution of five (5) percent of each Employee's Compensation and the defined contribution fraction defined in
             Section 3.2.1(d) shall be computed by using 100 percent of the dollar limitation instead of 125 percent.

                                    ARTICLE 7

                            SPECIAL CODA LIMITATIONS

         2.7.1 LIMITATION ON DEFERRAL PERCENTAGE FOR HIGHLY COMPENSATED EMPLOYEES. Notwithstanding any provision herein to the contrary, the Actual Deferral Percentage for all Highly Compensated Employees for the current Plan Year must not exceed the Actual Deferral Percentage, for the preceding Plan Year, for all Non-highly Compensated Employees eligible to participate by more than the greater of:

             (a) the Actual Deferral Percentage of such Non-highly Compensated Employees multiplied by 1.25; or

             (b) the Actual Deferral Percentage of such Non-highly Compensated Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the Actual Deferral Percentage of such Non-highly Compensated Employees;

             (c) the Employer may elect in the Adoption Agreement to use the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the current Plan Year rather than the preceding Plan Year. If such election is made, it may not be changed except as provided by Notice 98-1 (or superseding guidance). The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test;

             (d) in the case of the first Plan Year the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, the amount taken into account as the Actual Deferral Percentage of Nonhighly Compensated Employees for the preceding Plan Year shall be 3 percent or, at the Employer's election, the Actual Deferral Percentage for the first Plan Year;

             (e) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

         For purposes hereof, the Actual Deferral Percentages for a Plan Year for all Highly Compensated Employees and for all Non-highly Compensated Employees respectively are the averages of the ratios, calculated separately for each Employee in the respective group, of the amount of Elective Contributions, Qualified Non-Elective Contributions and those applicable Qualified Matching Contributions paid under the Plan on behalf of each such Employee for such Plan Year including Excess Elective Deferrals, to the Employee's compensation for such Plan Year whether or not the Employee was a Participant for the entire Plan Year but excluding Elective Deferrals that are taken into account in the Actual Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of those Elective Deferrals). The Actual Deferral Percentages shall be rounded to the nearest hundredth of a percentage point. An Employee who would be a Participant but for the failure to have Elective Contributions made on his behalf shall be treated as a Participant on whose behalf no Elective Contributions are made.

         For purposes of determining the Actual Deferral Percentage test, Elective Contributions, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve month period immediately following the Plan Year to which the contributions relate. In order to be taken into account in the calculation of the Actual Deferral Percentage for a year under prior year testing, a Qualified Non-Elective Contribution or Qualified Matching Contribution must be allocated as of a date within the year using current data and must actually be paid to the Trust no later than the end of the 12-month period following the end of the year to which the contribution relates.

         Pursuant to section 410(b)(4)(B) of the Code the Employer may elect to treat that portion of the Plan that benefits only Employees who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permitted under section 410(a) of the Code ("Otherwise Excludable Employees") and that portion of the Plan that benefits Employees that meet the greatest minimum age and service conditions permitted under section 410(a) of the Code ("Not Otherwise Excludable Employees") as two separate plans for purposes of section 401(k) of the Code, and the ADP test safe harbor need not be satisfied with respect to both plans in order for one of the plans to take advantage of the ADP test safe harbor.

         The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Matching Contributions and Qualified Non-Elective Contributions used in such test.

         The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.7.2 MULTIPLE PLAN LIMITATIONS.

             (a) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Contributions (Qualified Matching Contributions and Qualified Non-Elective Contributions if treated as Elective Deferrals for purposes of the Actual Deferral Percentage test) allocated to his or her Accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Matching Contributions and Qualified Non-Elective Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

             (b) In the event that this Plan satisfies the requirements of section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. Any adjustments to the Non-highly Compensated Employee ADP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing Method. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year and use the same ADP testing method.

         2.7.3 LIMITATION ON MATCHING CONTRIBUTIONS. Notwithstanding any provision herein to the contrary, the Actual Contribution Percentage for all Highly Compensated Employees for the current Plan Year must not exceed the Actual Contribution Percentage for the preceding Plan Year for all Non-highly Compensated Employees eligible to participate by more than the greater of:

             (a) the Actual Contribution Percentage of such Non-highly Compensated Employees multiplied by 1.25; or

             (b) the Actual Contribution Percentage of such Non-highly Compensated Employees multiplied by 2.0, but in no event more than two
         (2) percentage points greater than the Actual Contribution Percentage of such Non-highly Compensated Employees;

             (c) the Employer may elect in the Adoption Agreement to use the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the current Plan Year rather than the preceding Plan Year. If such election is made, it may not be changed except as provided by Notice 98-1 (or superseding guidance). The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test.

             (d) if in the case of the first Plan Year the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, the amount taken into account as the Actual Contribution Percentage of Non-highly Compensated Employees for the preceding Plan Year shall be 3 percent or, at the Employer's election, the Actual Contribution Percentage for that Plan Year.

For purposes hereof, the Actual Contribution Percentages for a Plan Year for all Highly Compensated Employees and for all other Employees respectively are the averages of the ratios, calculated separately for each Employee in the respective group, of the amount of Matching Contributions paid under the Plan on behalf of each such Employee for such Plan Year, to the Employee's compensation for such Plan Year whether or not the Employee was a Participant for the entire Plan Year. Such contribution percentage amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Accounts that shall be taken into account in the Plan Year in which such Forfeiture is allocated. Forfeitures of Matching Contributions shall be included as contribution percentage amounts only to the extent such Forfeitures are used to reduce or supplement the Matching Contributions, as specified in the Adoption Agreement. If so elected in the Adoption Agreement, the Employer may include Qualified Non-Elective Contributions in the contribution percentage amounts. In order to be taken into account in the calculation of the Actual Contribution Percentage for a year under preceding year testing, a Qualified Non-Elective Contribution or Qualified Matching Contribution must be allocated as of a date within the year using current data and must actually be paid to the Trust no later than the end of the 12-month period following the end of the year to which the contribution relates. The Employer may also elect to use Elective Deferrals in the contribution percentage amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test. The Actual Contribution Percentages shall be rounded to the nearest hundredth of a percentage point. If an Elective Contribution or other contribution by an Employee is required as a condition of participation in the Plan, any Employee who would be a Participant if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no such contributions are made.

If the deferral election is made on an annual basis, but deferrals are taken from Compensation on some other basis, the Employer must adjust ("True-Up") Matching Contributions at the end of the Plan Year to an annual basis unless elected otherwise in the Adoption Agreement.

The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Non-Elective Contributions and Qualified Matching Contributions used in such test.

The determination and treatment of the contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.7.4 SPECIAL RULES.

             (a) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the aggregate limit, then the Employer may use one of the following correction methods, or a combination of both, to correct the violation of the aggregate limit:

                      (1) the ACP of those Highly Compensated Employees who also participate in a CODA shall be corrected by distributing or forfeiting as the case may be, the Matching Contributions or Employee contributions necessary so that the limit is not exceeded. Any distribution or Forfeiture of such contributions shall begin with the Highly Compensated Employee with the greatest contribution.

             The amount by which each Highly Compensated Employee's contribution percentage amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year or,

                      (2) the Employer may make a Qualified Non-Elective
             Contribution or Qualified Matching Contribution on behalf of Non-highly Compensated Employees.

             Multiple Use does not occur if either the ADP or ACP (respectively) of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Employees who are not Highly Compensated Employees.

                      (b) Participation in More Than One Plan: The contribution
             percentage for any Participant who is a Highly Compensated Employee and who is eligible to have contribution percentage amounts allocated to his or her Accounts under two or more plans described in section 401(a) of the Code, or arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such contribution percentage amounts was made under each plan.

             If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.

                      (c) Plan Aggregation: In the event that this Plan
             satisfies the requirements of sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the contribution percentages of Employees as if all such plans were a single plan. Any adjustments to the Non-highly Compensated Employee ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year and use the same ACP testing Method.

                      (d) Contribution Timing: For purposes of determining the
             contribution percentage test, Employee contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions, Qualified Non-Elective Contributions and Qualified Matching Contributions shall be considered made for a Plan Year if made no later than the end of the twelve month period beginning on the day after the close of the Plan Year.

         2.7.5 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. A Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of each calendar year of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

Excess Elective Deferrals distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

         2.7.6 DISTRIBUTION OF EXCESS CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants who are Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such Employees beginning with such Highly Compensated Employee with the greatest contribution. If such excess amounts are distributed more than 21/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts.

Excess Contributions distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

Matching Contributions attributable to Excess Contributions that have been returned shall be forfeited and allocated in the same manner as Employer Matching Contributions.

Excess Contributions attributable to Qualified Non-Elective Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Contribution Account.

         2.7.7 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year.

Any distribution of the Excess Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such Employees beginning with such Highly Compensated Employee with the greatest contribution. If such Excess Aggregate Contributions are distributed more than 21/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

Excess Aggregate Contributions distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Employees who are not Highly Compensated Employees or applied to reduce Employer Contributions, as elected by the Employer in the Adoption Agreement.

Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant's Matching Account and Voluntary Account (and, if applicable, the Participant's Qualified Non-Elective Contribution Account, Elective Contribution Account or Qualified Matching Contribution Account).

         2.7.8 LIMITATION ON DISTRIBUTIONS. Except as otherwise provided in this Article, Elective Deferrals, Qualified Non-Elective Contributions, Qualified Non-Elective Contributions and income allocable thereto are not distributable to a Participant or his or her Beneficiary in accordance with such Participant's or Beneficiary's election prior to separation from service, death or disability. Such amounts may, however, be distributed upon:

             (a) Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a simplified employee pension plan as defined in section 408(k) of the Code.

             (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

             (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

             (d) The attainment of age 591/2.

             (e) The Hardship of a Participant in accordance with Section 2.5.5.

All such distributions are subject to the spousal and Participant consent requirements, if applicable, contained in sections 401(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

         2.7.9 LIMITATION ON ELECTIVE DEFERRALS. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g)(1) of the Code in effect at the beginning of such taxable year.

         2.7.10 FORFEITURE OF MATCHING CONTRIBUTIONS. Matching Contributions may be forfeited when:

             (a) The Elective Deferral to which the Matching Contribution relates is returned because it was determined to be an Excess Deferral, Excess Contribution or Excess Annual Addition;

             (b) The Employee Contribution to which the Matching Contribution relates is returned because it was determined to be either an Excess Aggregate Contribution or Excess Annual Addition.

The requirements of this Section shall be met in whole or in part if the Matching Contribution in question is returned to the Participant as an Excess Aggregate Contribution.

Following the forfeiture of Matching Contributions pursuant to this Section, the highest rate of Matching Contribution allocated to any Highly Compensated Employee may not exceed the lowest rate of Matching Contribution allocated to any non-Highly Compensated Employee eligible to receive an allocation of Matching Contributions under this Plan or under all plans in a mandatory or permissive aggregation group. This provision shall not apply in the case of a non-Highly Compensated Employee whose allocation of Matching Contributions is limited by the application of section 415 of the Code. Allocation of Forfeitures under this Section shall be governed by elections regarding the allocation of the forfeiture of Matching Contributions in the Adoption Agreement.

                                    ARTICLE 8

                            SIMPLE 401(k) LIMITATIONS

Notwithstanding any provision in the Plan or Adoption Agreement to the contrary, during any year for which the Employer has elected to treat this Plan as a Simple 401(k) plan under section 401(k)(11) and 401(m)(10) of the Code, this
Article VIII and the attendant election of the Adoption Agreement or any amendment thereof shall prevail.

         2.8.1 ESTABLISHING A SIMPLE 401(k). If the Employer has elected in the Adoption Agreement to have the Simple 401(k) provisions apply, then the provisions of this Article shall apply for a Year only if (a) the Employer is an Eligible Employer and (b) no contributions are made, or benefits accrued for services during the Year, on behalf of any Eligible Employee under any other plan, contract, pension, or trust described in section 219(g)(5)(A) or (B) of the Code, maintained by the Employer. To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article govern.

         2.8.2 DEFINITIONS.

             (a) "Compensation" means, for purposes of Sections 2.8.2(b), 2.8.3 and 2.8.4 of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in section 6051(a)(3)) of the Code and the Employee's salary reduction contributions made under this or any other section 401(k) plan, and, if applicable, Elective Deferrals under a section 408(p) SIMPLE IRA Plan, a SARSEP, or a section 403(b) annuity contract and compensation deferred under a section 457 plan, required to be reported by the Employer on Form W-2 (as described in section 6051(a)(8) of the Code). For Self-Employed Individuals, Compensation means net earnings from self-employment determined under section 1402(a) of the Code prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the Plan implementing the limit on Compensation under section 401(a)(17) of the Code apply to the Compensation under Sections 2.8.3 and 2.8.4 of this Article.

             (b) "Eligible Employer", with respect to any Year, an employer that had no more than 100 employees who received at least $5,000 of Compensation from the Employer for the preceding Year. In applying the preceding sentence, all employees of controlled groups of corporations under section 414(b) of the Code, all employees of trades or businesses (whether incorporated or not) under common control under section 414(c) of the Code, all employees of affiliated service groups under section 414(m)of the Code, and leased employees required to be treated as the Employer's employees under section 414(n) of the Code, are taken into account.

         An Eligible Employer that elects to have the Simple 401(k) provisions apply to the Plan and that fails to be an Eligible Employer for any subsequent Year, is treated as an Eligible Employer for the 2 Years following the last Year the Employer was an Eligible Employer. If the failure is due to any acquisition, disposition, or similar transaction involving an Eligible Employer, the preceding sentence applies only if the provisions of section 410(b)(6)(C)(i) of the Code are satisfied.

             (c) "Eligible Employee", for purposes of the Simple 401(k) provisions, any Employee who is entitled to make Elective Deferrals under the terms of the Plan.

             (d) "Year" the calendar year.

         2.8.3 SALARY REDUCTION CONTRIBUTIONS.

             (a) Each Eligible Employee may make a salary reduction election to have his or her Compensation reduced for the Year in any amount selected by the Employee subject to the limitation in Section 2.8.3(b) of this Article. The Employer will make a Salary Reduction Contribution to the Plan, as an Elective Deferral, in the amount by which the Employee's Compensation has been reduced.

             (b) The total Salary Reduction Contribution for the Year cannot exceed $6,000 for any Employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

         2.8.4 OTHER CONTRIBUTIONS.

             (a) Matching Contributions - Each Year, the Employer will contribute a Matching Contribution to the Plan on behalf of each Employee who makes a salary reduction election under Section 2.8.3. The amount of the Matching Contribution will be equal to the Employee's Salary Reduction Contribution up to a limit of 3 percent of the Employee's Compensation for the full Year.

             (b) Non-Elective Contribution - For any Year, instead of a Matching Contribution, the Employer may elect to contribute a Non-Elective Contribution of 2 percent of Compensation for the full Year for each Eligible Employee who received at least $5,000 of Compensation (or such lesser amount as elected by the Employer in the Adoption Agreement) for the Year.

         2.8.5 LIMITATION ON OTHER CONTRIBUTIONS. No Employer or Employee contributions may be made to this Plan for the Year other than salary reduction contributions described in Section 2.8.3, Matching or Non-Elective Contributions described in Section 2.8.4 and rollover contributions described in regulations section 1.402(c)-2, Q&A-1(a).

         2.8.6 SECTION 415 LIMITATIONS. The provisions of the Plan implementing the limitations of section 415 of the Code apply to contributions made pursuant to Sections 2.8.3 and 2.8.4.

         2.8.7 ELECTION AND NOTICE REQUIREMENTS.

             (a)  Election Period

                      (i) In addition to any other election periods provided
             under the Plan, each Eligible Employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1.

                      (ii) For the Year an Employee becomes eligible to make
             Salary Reduction Contributions under the Simple 401(k) provisions, the 60-day election period requirement of Section 2.8.7(a)(i) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

                      (iii) Each Employee may terminate a salary reduction
             election at any time during the Year.

             (b)  Notice Requirements

                      (i) The Employer will notify each Eligible Employee prior
             to the 60-day election period described in Section 2.8.7(a) that he can make a salary reduction election or modify a prior election during that period.

                      (ii) The notification described in Section 2.8.7(b)(i)
             will indicate whether the Employer will provide a 3-percent Matching Contribution described in Section 2.8.4(a) or a 2-percent Non-Elective Contribution described in Section 2.8.4(b).

         2.8.8 VESTING REQUIREMENTS. All benefits attributable to contributions described in Section 2.8.3 and 2.8.4 are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the Year the Simple 401(k) provisions apply.

         2.8.9 TOP-HEAVY RULES. The Plan is not treated as a Top-Heavy plan under section 416 of the Code for any Year for which this Article applies.

         2.8.10 NONDISCRIMINATION TESTS. The ADP and ACP tests described in Sections 2.7.1 and 2.7.3 of the Plan are treated as satisfied for any Year for which this Article applies.

         2.8.11 REVOCATION. An amendment to have the 401(k) SIMPLE Provisions no longer apply is effective the next January 1.

                                    ARTICLE 9

          ALTERNATIVE METHODS OF MEETING NONDISCRIMINATION REQUIREMENTS

         2.9.1 SAFE HARBOR CODA RULES.

             (a) If the Employer has elected the Safe Harbor CODA option in the Adoption Agreement, and the Notice Requirement of Section 2.9.3(b) below has been satisfied, the provisions of this Article shall apply for the Plan Year and any provisions relating to the ADP test described in section 401(k)(3) of the Code or the ACP test described in section 401(m)(2) of the Code shall not apply.

             (b) If the Employer elects to satisfy the current year ADP (and, if applicable, ACP) testing method for a Plan Year and the Employer has not elected the Safe Harbor CODA option in the Adoption Agreement, the Employer may amend the Plan not later than 30 days before the last day of the Plan Year to specify that the 401(k) Safe Harbor Non-Elective Contribution method will be used for the Plan Year (including that the Safe Harbor Non-Elective Contribution will be made), provided that the Plan otherwise satisfies the ADP (and, if applicable, ACP test safe harbor for the Plan Year(including the Notice Requirement of Section 2.9.3(b) below).

             (c) If the Employer has elected the Safe Harbor CODA option in the Adoption Agreement, and has specified that the Safe Harbor Matching Contribution will be used for the Plan Year, the Employer may amend the Plan during the Plan Year to reduce or eliminate Matching Contributions under this Article IX provided:

                      (1) A supplemental notice is given to all Eligible
             Employees explaining the consequences of the amendment and informing them of the effective date of the reduction or elimination of Matching Contributions and that they have a reasonable opportunity (including a reasonable period) to change their cash or deferred elections and, if applicable, their Employee contribution elections;

                      (2) The reduction or elimination of Matching Contributions is effective no earlier than the later of (i) 30 days after eligible Employees are given the supplemental notice and (ii) the date the amendment is adopted;

                      (3) Eligible Employees are given a reasonable opportunity
             (including a reasonable period) prior to the reduction or elimination of Matching Contributions to change their cash or deferred elections and, if applicable, their Employee contribution elections;

                      (4) The Plan is amended to provide that the ADP test and,
             if applicable, the ACP test will be performed and satisfied for the entire Plan Year using the Current Year Testing Method; and

                      (5) All other safe harbor requirements including but not
             limited to the matching contribution requirements, are satisfied through the effective date of the amendment.

             (d) If the Employer has elected the Safe Harbor CODA option in the Adoption Agreement, and the Notice Requirement of Section 2.9.3(b) below has been satisfied, then if the Employer so elected in the Adoption Agreement, all Eligible Participants will be required to make any deferral elections in whole percentages of pay or whole dollars amounts.

             (e) If the Employer has elected the Safe Harbor CODA option in the Adoption Agreement, and the Notice Requirement of Section 2.9.3(b) below has been satisfied, then the Employer may also elect in the Adoption Agreement to meet the matching contribution requirements of this Article IX either (i) with respect to the Plan Year as a whole, or
         (ii) separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or plan-year quarter) taken into account under the Plan for the Plan Year (the "payroll period method"). The payroll period method applies only for purposes of satisfying the ADP Safe Harbor Matching Contribution requirements of Section 2.9.3 of the Plan and the ACP Safe Harbor Matching Contribution requirements of
         Section 2.9.4 of the Plan, if applicable.

             (f) If the Employer has elected the Safe Harbor CODA option in the Adoption Agreement, and the Notice Requirement of Section 2.9.3(b) below has been satisfied, then if the Employer has so elected, the Safe Harbor Non-Elective contribution requirement may be satisfied by allocating such contribution in another plan of the Employer.

             (g) To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article shall govern.

         2.9.2 DEFINITIONS.

             (a) "ACP Test Safe Harbor" is the method described in Section 2.9.4 of this Article for satisfying the ACP test of section 401(m)(2) of the Code.

             (b) "ACP Test Safe Harbor Matching Contributions" are Matching Contributions described in Section 2.9.4(b) of this Article.

             (c) "ADP Test Safe Harbor" is the method described in Section 2.9.3 of this Article for satisfying the ADP test of section 401(k)(3) of the Code.

             (d) "ADP Test Safe Harbor Contributions" are Matching Contributions and Non-Elective Contributions described in Section 2.9.3(a) of this Article.

             (e) "Compensation" is defined in Section 1.2.14, except, for purposes of this Article, no dollar limit, other than the limit imposed by section 401(a)(17) of the Code, applies to the Compensation of a Non-highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of section 1.414(s)-1(d)(2) of the regulations and permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan.

             (f) "Eligible Employee" means an Employee eligible to make Elective Deferrals under the Plan for any part of the Plan Year or who would be eligible to make Elective Deferrals but for a suspension due to a Hardship Distribution described in Section 2.5.5(h) of the Plan or to statutory limitations, such as sections 402(g) and 415 of the Code.

             (g) "Matching Contributions" are contributions made by the Employer on account of an Eligible Employee's Elective Deferrals.

             (h) "True-Up" To "True-Up" a contribution is to adjust a contribution made on other than an annual basis to an annual basis.

         2.9.3 ADP TEST SAFE HARBOR CONTRIBUTIONS.

             (a)  ADP Test Safe Harbor Contributions

                      (1) Unless the Employer elects in the Adoption Agreement
             to make Enhanced Matching Contributions or Safe Harbor Non-Elective Contributions, the Employer will contribute for the Plan

             Year a Safe Harbor Matching Contribution to the Plan on behalf of each Eligible Employee equal to (i) 100 percent of the amount of the Employee's Elective Deferrals that do not exceed 3 percent of the Employee's Compensation for the Plan Year, plus (ii) 50 percent of the amount of the Employee's Elective Deferrals that exceed 3 percent of the Employee's Compensation but that do not exceed 5 percent of the Employee's Compensation ("Basic Matching Contributions").

                      (2) Notwithstanding the requirement in (a) above that the
             Employer make the ADP Test Safe Harbor Contributions to this Plan, if the Employer so provides in the Adoption Agreement, the ADP Test Safe Harbor Contributions will be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions will be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan and
             (ii) the other plan has the same plan year as this Plan.

                      (3) The Participant's accrued benefit derived from ADP
             Test Safe Harbor Contributions is nonforfeitable and may not be distributed earlier than separation from service, death, Disability, an event described in section 401(k)(10) of the Code, or, in the case of a profit sharing plan, the attainment of age 591/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under section 401(l) of the Code.

             (b) Notice Requirement. At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

         The Employer reserves the right to amend the Plan to make a 401(k) Non-Elective Safe Harbor Contribution under Section 2.9.1(b) above. If the Employer wishes to exercise that right, the notice given to Eligible Employees before the beginning of the Plan Year must provide that: (i) the Plan may be amended during the Plan Year to provide that the Employer will make a Safe Harbor Non-Elective Contribution of at least 3 percent to the Plan for the Plan Year, and (ii) if the Plan is so amended, a supplemental notice will be given to Eligible Employees 30 days prior to the last day of the Plan Year informing them of such an amendment.

             (c) If the Plan is using the 401(k) Safe Harbor Matching Contributions, the Plan may be amended to reduce or eliminate Matching Contributions provided:

                      (1) A supplemental notice is given to all Eligible
             Employees explaining the consequences of the amendment and informing them of the effective date of the reduction or elimination of Matching Contributions and that they have a reasonable opportunity (including a reasonable period) to change their cash or deferred elections and, if applicable, their Employee contribution elections;

                      (2) The reduction or elimination of Matching Contributions is effective no earlier than the later of (i) 30 days after Eligible Employees are given the supplemental notice and (ii) the date the amendment is adopted;

                      (3) Eligible Employees are given a reasonable opportunity
             (including a reasonable period) prior to the reduction or elimination of Matching Contributions to change their cash or deferred elections and, if applicable, their Employee Contribution elections;

                      (4) The Plan is amended to provide that the ADP test and,
             if applicable, the ACP test will be performed and satisfied for the entire Plan Year using the Current Year Testing Method; and

                      (5) All other safe harbor requirements are satisfied
             through the effective date of the amendment.

             (d) Election Periods. In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in Section 2.9.3(b) above.

         2.9.4 ACP TEST SAFE HARBOR MATCHING CONTRIBUTIONS.

             (a) In addition to the ADP Test Safe Harbor Contributions described in Section 2.9.3(a) of this Article, the Employer will make the ACP Test Safe Harbor Matching Contributions, if any, indicated in the Adoption Agreement for the Plan Year.

             (b) ACP Test Safe Harbor Matching Contributions will be vested as indicated in the Adoption Agreement, but, in any event, such contributions shall be fully vested at normal Retirement Age, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer Contributions. Forfeitures of nonvested ACP Test Safe Harbor Matching Contributions will be used to reduce the Employer's contribution.

                                     PART 3

                                    ARTICLE 1

                                   ACCOUNTING

         3.1.1 ACCOUNTS. All income, profits, recoveries, contributions and any and all moneys, securities and properties of any kind at any time received or held by the Trustee shall be held as a commingled Trust Fund, except to the extent such assets are transferred to a Segregated Fund or Controlled Fund. For accounting purposes, the Plan Administrator shall establish and maintain certain Accounts for each Participant. The Plan Administrator may establish a written policy with respect to allocating earnings to the accounts of Participants that recognizes the time value of money so long as this written policy is administered in uniform nondiscriminatory manner. An Employer Account shall be established and maintained for each Participant to which shall be added the Participant's share of Employer or Non-Elective Contributions and Forfeitures. A Matching Account shall be established and maintained for each Participant to which shall be added the Participant's share of Matching Contributions and Forfeitures. A Qualified Non-Elective Contribution Account shall be established and maintained for each Participant to which shall be added the Participant's share of Qualified Non-Elective Contributions. A Qualified Matching Contribution Account shall be established and maintained for each Participant to which shall be added the Participant's share of Qualified Matching Contributions. If a Participant has previously made voluntary nondeductible Employee contributions, the Plan Administrator shall establish and maintain a Voluntary Account for the Participant. If, in accordance with any of the provisions of the Plan, assets are either deposited initially or transferred to a Segregated Fund for the benefit of a Participant, the Plan Administrator shall establish and maintain a Segregated Account for the Participant. If a Participant elects to exercise investment control over all or a portion of his Accounts, the Plan Administrator shall establish and maintain a Controlled Account for the Participant.

         3.1.2 ADJUSTMENTS. As of each Valuation Date, each Participant's Accounts shall be adjusted in the following order and manner.

While it is contemplated that the Trust Fund will be valued by the Trustee and allocations made only on the Valuation Date, at any time that the Plan's valuations are not performed on a daily basis, should it be necessary to make distributions under the provisions hereof and the Plan Administrator, in good faith determines that, because of (i) an extraordinary change in general economic conditions, (ii) the occurrence of some casualty materially affecting the value of the Trust Fund or a substantial part thereof, or (iii) a significant fluctuation in the value of the Trust Fund has occurred since the immediately preceding Valuation Date, the Plan Administrator may, in his sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a re-valuation of the Trust Fund to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed. The Plan Administrator's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.

             (a) Distributions. Any distribution made to or on behalf of a Participant since the last preceding Valuation Date shall be deducted from the Participant's Account from which the distribution was made.

             (b) Insurance Premiums. Payments made since the last preceding Valuation Date for Life Insurance Policies on the life of a Participant or someone in whom the Participant has an insurable interest (including without limitation payments of premiums and interest on policy loans) shall be deducted from the Account of the Participant from which the payment was made.

             (c) Adjustment to Fair Market Value. The value of all moneys, securities and other property in the Trust Fund, excluding Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income and contributions, if any, received by the Trustee from the Employer or Participants on account of such year calculated under the method of accounting of the Trust shall be included and there shall be deducted all expenses determined in accordance with the method of accounting adopted by the Plan Administrator.

         If the total net value of the Trust Fund so determined exceeds (or is less than) the total amount in the affected Accounts of all Participants, the excess (or deficiency) shall be added to (or deducted from) the respective Accounts of all Participants in the ratio that each such Participant's Account bears to the total amount in all such Accounts.

             (d) Adjustment of Segregated and Controlled Accounts. The value of all moneys, securities and other property in each Participant's Segregated Account or Controlled Account, if any, but exclusive of Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income calculated under the method of accounting of the Trust shall be included and all expenses shall be deducted.

         If the total net value of a Participant's Segregated Account or Controlled Account, as the case may be, so determined exceeds (or is less than) the previous balance in such Account, the excess (or deficiency) shall be added to (or deducted from) the Participant's respective Account.

             (e) Insurance Contracts. No contract will be purchased under the Plan unless such contract or a separate definite written agreement between the Employer and the insurer provides that: (1) no value under contracts providing benefits under the Plan or credits determined by the insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

         If this Plan is funded by individual contracts that provide a Participant's benefit under the Plan, such individual contracts shall constitute the Participant's Account balance. If this Plan is funded by group contracts, under the group annuity or group insurance contract, premiums or other consideration received by the insurance company must be allocated to Participants' Accounts under the Plan.

             (f) Insurance Dividends. Dividends or credits received since the last preceding Valuation Date on any Life Insurance Policy on the life of a Participant or someone in whom the Participant has an insurable interest shall be added to the Account of the Participant from which the premiums for such Life Insurance Policy have been paid.

             (g) Contributions and Forfeitures. Each Participant's Account shall be increased by that portion of the contribution and Forfeitures which is allocated to him.

             (h) Transfers to Segregated Funds. To the extent that funds in the Trust Fund attributable to a Participant's Accounts were transferred since the last preceding Valuation Date or are to be transferred to a Segregated Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased.

             (i) Transfers From Segregated Funds. To the extent that funds are transferred from a Segregated Fund of a Participant to the Trust Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased.

             (j) Time of Adjustments. Every adjustment to be made pursuant to this Section shall be considered as having been made as of the applicable Valuation Date regardless of the actual dates of entries, receipt by the Trustee of contributions by the Participant or the Employer for such Year, or the transfers of funds to or from Segregated Funds. The Trustee's determination as to valuation of trust assets and charges or credits to the individual Accounts of the respective Participants shall be conclusive and binding on all persons.

         If funds are transferred from the Trust Fund to a Segregated Fund as of any date other than a Valuation Date pursuant to the terms of the Plan, the adjustment to be made pursuant to this Section shall be made as of the date as of which such transfer is made, as if such date is a Valuation Date.

         If any Participant receives a distribution pursuant to the terms of the Plan as of any date other than a Valuation Date, then the adjustments to be made pursuant to this Section shall be made in the manner specified in the Adoption Agreement.

                                    ARTICLE 2

                                   LIMITATIONS

         3.2.1 LIMITATIONS ON ANNUAL ADDITIONS. If the Participant participates in another qualified defined contribution plan maintained by the Employer, or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer which provides an Annual Addition during any Limitation Year, or a simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer, which provides an Annual Addition, then subject to the adjustments hereinafter set forth, the amount of Annual Additions which may be credited to a Participant's Accounts during any Limitation Year shall not exceed the maximum permissible amount, which shall equal the lesser of: (a) thirty thousand dollars ($30,000.00) as adjusted under section 415(d) of the Code or, (b) twenty-five percent (25%) of the Participant's Compensation for the Plan Year reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. The compensation limitation referred to in
(b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under sections 415(l)(1) or 419A(d)(2) of the Code.

If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the maximum permissible amount.

             (a) Annual Additions. The term "Annual Additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

                      (i) Employer contributions;

                      (ii) Employee contributions;

                      (iii) Forfeitures;

                      (iv) Excess Elective Deferrals, Excess Contributions and
             Excess Aggregate Contributions; and

                      (v) Payments allocated after March 31, 1984, to an
             individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund as defined in section 419(e) of the Code, maintained by the Employer.

                      (vi) Allocations under a simplified employee pension as
             defined in section 408(k) of the Code.

         Any excess amounts applied under Subsections (b) and (c) below to reduce Employer contributions are considered Annual Additions for such Limitation Year.

             (b) Excess Annual Additions. Prior to determining a Participant's actual Compensation for a Limitation Year, the Employer may determine the maximum permissible Annual Addition for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

         Any Excess Annual Addition attributable to nondeductible voluntary Employee contributions (plus attributable earnings) made by a Participant to the extent they reduce the excess amount shall be returned to the Participant before any other adjustments are made. Any Excess Annual Addition attributable to a reasonable error in determining the amount of Elective Deferrals that may be made on behalf of a Participant under the limits of section 415 of the Code shall next be returned to the Participant.

         If after the application of the above provisions of this Paragraph an excess amount still exists, any Elective Deferrals (plus attributable earnings), to the extent they would reduce the excess amount, will be distributed to the Participant. Matching Contributions attributable to those deferrals shall be forfeited in accordance with Section 2.7.10.

         If an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary. If an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.

         If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If a suspense account is in existence at any time during a Limitation Year, it shall not participate in the allocation of the Trust's investment gains and losses.

             (c) Participation in Certain Other Plans. If in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, simplified employee pension as defined under section 408(k) of the Code maintained by the Employer, a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition during any Limitation Year, the Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Account under another qualified master or prototype defined contribution plan maintained by the Employer, simplified employee pension as defined under section 408(k) of the Code maintained by the Employer, a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer for the same Limitation Year.

         If the Annual Additions with respect to the Participant under another qualified prototype defined contribution plan maintained by the Employer, simplified employee pension as defined under section 408(k) of the Code maintained by the Employer, a welfare benefit fund, as defined in section 419(e) of the code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the maximum permissible amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

         Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Subsection (b) above. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

         If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical regardless of the actual allocation dates.

         If the excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                      (i) the total excess amount allocated as of such date,
             times

                      (ii) the ratio of (I) the Annual Additions allocated to
             the Participant for the Limitation Year as of such date under this Plan to (II) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified prototype defined contribution plans. Any excess amount attributed to this Plan will be disposed in the manner described in Subsection (b), above.

         If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited as provided above as though the other plan were a prototype plan unless the Employer specifies other limitations in the Adoption Agreement.

         For purposes hereof, the excess amount is the excess of the Participant's Annual Additions for the Limitation Year over the maximum permissible amount and a prototype plan is a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         If the Employer maintains, or at any time maintained, a qualified defined benefit plan (Other than paired plan #02-003/02-004) covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in the manner specified in the Adoption Agreement.

             (d) Combined Plan Limitation. This Paragraph (d) and Paragraphs (e) and (f) are only effective for Limitation Years commencing on or before December 31, 1999. In the event that a Participant in this Plan participates in a defined benefit plan (as defined in the applicable sections of the Code) maintained by the Employer, the sum of the "defined benefit plan fraction" plus the "defined contribution plan fraction" shall at no time exceed 1.0.

         The "defined benefit plan fraction" for any year is a fraction (i) the numerator of which is the sum of the projected annual benefits of the Participant under all the defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the year), and (ii) the denominator of which is the lesser of (A) the product of 1.25 multiplied by the dollar limitation determined for the Limitation Year under sections 415(b) and (d) of the Code, or (B) the product of 1.4 multiplied by one hundred (100%) percent of the Participant's average compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average, including any adjustments under section 415(b) of the Code. Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all Limitation Years beginning before January 1, 1987. The "defined contribution fraction" for any year is a fraction (i) the numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, and individual medical accounts (as defined in sections 419(e) and 415(l)(2) of the Code) and simplified employee pensions maintained by the Employer, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for the current year and for all prior Limitation Years of Service with the Employer, regardless of whether a defined contribution plan was maintained by the Employer: (A) the product of 1.25 multiplied by the dollar limitation determined under sections 415(b) and (d) of the Code in effect under section 415(c)(1)(A) of the Code, or (B) thirty-five (35%) percent of the Participant's Compensation from the Employer for such Plan Year. If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

         The projected annual benefits under a defined benefit plan is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming the Participant continues employment until Normal Retirement Age under the Plan (or current age, if later), and the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

             (e) Special Transition Rule for Defined Contribution Fraction. At the election of the Plan Administrator, in applying the provisions of Subsection (d) above with respect to the defined contribution plan fraction for any year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all years ending before January 1, 1983, shall be an amount equal to the product of the amount of the denominator determined under Subsection (d) above for the year ending in 1982, multiplied by the "transition fraction".

         The "transition fraction" is a fraction (i) the numerator of which is the lesser of (A) $51,875 or (B) 1.4 multiplied by twenty-five (25%) percent of the Participant's Compensation for the year ending in 1981, and (ii) the denominator of which is the lesser of (A) $41,500 or (B) twenty-five (25%) percent of the Participant's Compensation for the year ending in 1981.

             (f) Special Transition Rule for Excess Benefits. Provided that the Plan satisfied the requirements of section 415 of the Code for the last Plan Year beginning before January 1, 1983, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and the defined contribution fraction computed in accordance with section 415(e)(l) of the Code (as amended by the Tax Equity and Fiscal Responsibility Act of
         1982)does not exceed 1.0 for such year, in accordance with regulations issued by the Secretary of the Treasury pursuant to the applicable provisions of the Code.

             (g) Employer. For purposes of this Section, employer shall mean the Employer that adopts this Plan and all members of a group of employers which constitutes a controlled group of corporations or trades or businesses under common control (as defined in sections 414(b) and (c) of the Code, as modified by section 415(h) of the Code), or an affiliated service group (as defined in section 414(m) of the Code) of which the adopting employer is part and any other entity required to be aggregated with the Employer under section 414(o) of the Code and the regulations issued thereunder.

             (h) Compensation. For purposes of this Section as elected in Part II.C. of the Adoption Agreement by the Employer, Compensation shall mean all of a Participant's:

             (i) Wages, Tips and Other Compensation Box on Form W-2. Wages as defined in section 3401(a) of the Code and all other payments of Compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code.

         Compensation must be determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services rendered (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

                      (ii) Section 3401(a) Wages. Wages as defined in section
             3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

                      (iii) Section 415 Safe-Harbor Compensation. Wages,
             salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment for the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the regulations), but excluding:

                             (I) Amounts realized from the exercise of a
                      non-qualified stock option or when restricted stock or property held by the Employee is no longer subject to a substantial risk of forfeiture or becomes freely transferable.

                             (II) For Limitation Years beginning before January
                      1, 1997, Amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option; and

                             (III) Employer contributions to a plan of deferred
                      compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation.

         For any Self-Employed Individual, Compensation shall mean Earned Income. For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

         Notwithstanding the preceding sentence, Compensation for a Participant who is permanently and totally Disabled (as defined in section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally Disabled. For Limitation Years beginning before January 1, 1997, such imputed Compensation for the Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 1.2.49) and contributions made on behalf of such Participant are nonforfeitable when made.

         For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this Section, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of section 125, 132(f)(4) or 457 of the Code.

             (i) Short Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin within the Limitation Year in which the amendment is made.

             If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum Annual Addition shall not exceed the defined contribution dollar limitation determined in accordance with section 415(c)(1)(A) of the Code then in effect multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

         3.2.2 CONTROLLED BUSINESSES. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan must, when looked at as a single plan, satisfy section 401(a) of the Code, and contributions on behalf of any Owner-Employee may be made only with respect to the Earned Income of such Owner-Employee which is derived from the trade or business with respect to which this Plan is established.

                                    ARTICLE 3

                                   FIDUCIARIES

         3.3.1 STANDARD OF CONDUCT. The duties and responsibilities of the Plan Administrator with respect to the Plan shall be discharged (a) in a non-discriminatory manner; (b) for the exclusive benefit of Participants and their Beneficiaries; (c) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.

         3.3.2 INDIVIDUAL FIDUCIARIES. At any time that a group of individuals is acting as Plan Administrator, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. Such persons shall be appointed by the Employer and may or may not be Participants or Employees of the Employer. Any action taken by a group of individuals acting as Plan Administrator shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.

         3.3.3 DISQUALIFICATION FROM SERVICE. No person shall be permitted to serve as a Fiduciary, custodian, counsel, agent or employee of the Plan or as a consultant to the Plan who has been convicted of any of the criminal offenses specified in the Act.

         3.3.4 BONDING. Except as otherwise permitted by law, each Fiduciary or person who handles funds or other property or assets of the Plan shall be bonded in accordance with the requirements of the Act.

         3.3.5 PRIOR ACTS. No Fiduciary shall be liable for any acts occurring prior to the period of time during which the Fiduciary was actually serving in such capacity with respect to the Plan.

         3.3.6 INSURANCE AND INDEMNITY. The Employer may purchase or cause the Trustee to purchase and keep current as an authorized expense liability insurance for the Plan, its Fiduciaries, and any other person to whom any financial or other administrative responsibility with respect to the Plan and the Trust is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the duties, responsibilities and obligations under the Plan and under the Act; provided that any such insurance policy purchased with Plan assets permits subrogation by the Insurer against the Fiduciary in the case of breach by such Fiduciary.

Unless otherwise determined and communicated to affected parties by the Employer, the Employer shall indemnify and hold harmless each such person, other than a corporate trustee, for and from any such liabilities, costs and expenses which are not covered by any such insurance, except to the extent that any such liabilities, costs or expenses are judicially determined to be due to the gross negligence or willful misconduct of such person. No Plan assets may be used for any such indemnification.

         3.3.7 EXPENSES. Expenses incurred by the Plan Administrator or the Trustee in the administration of the Plan and the Trust, including fees for legal services rendered, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, and all other proper charges and expenses of the Plan Administrator or the Trustee and of their agents and counsel shall be paid by the Employer, or at its election at any time or from time to time, may be charged against the assets of the Trust, but until so paid shall constitute a charge upon the assets of the Trust.

The Trustee shall have the authority to charge the Trust Fund for its compensation and reasonable expenses unless paid or contested by written notice by the Employer within sixty (60) days after mailing of the written billing by the Trustee. All taxes of any and all kinds whatsoever which may be levied or assessed under existing or future laws upon the assets of the Trust or the income thereof shall be paid from such assets.

Notwithstanding the foregoing, no compensation shall be paid to any Employee for services rendered under the Plan and Trust as a Trustee.

         3.3.8 AGENTS, ACCOUNTANTS AND LEGAL COUNSEL. The Plan Administrator shall have authority to employ suitable agents, custodians, investment counsel, accountants and legal counsel who may, but need not be, legal counsel for the Employer. The Plan Administrator and the Trustee shall be fully protected in acting upon the advice of such persons. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless the Trustee has been indemnified to the Trustee's satisfaction for any fees, costs and expenses to be incurred in connection therewith.

         3.3.9 INVESTMENT MANAGER. The Employer may employ as an investment manager or managers to manage all or any part of the Trust Fund any (i) investment advisor registered under the Investment Advisors Act of 1940; (ii) bank as defined in said Act; or (iii) insurance company qualified to perform investment management services in more than one state. Any investment manager shall have all powers of the Trustee in the management of such part of the Trust Fund, including the power to acquire or dispose of assets.

In the event an investment manager is so appointed, the Trustee shall not be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that part of the Trust Fund which is subject to the management of the investment manager. The Employer shall notify the Trustee in writing of any appointment of an investment manager, and shall provide the Trustee with the investment manager's written acknowledgment that it is a fiduciary with respect to the Plan.

         3.3.10 FINALITY OF DECISIONS OR ACTS. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Plan Administrator or the Trustee made or done in good faith upon any matter within the scope of authority and discretion of the Plan Administrator or the Trustee shall be final and binding upon all persons. In the event of judicial review of actions taken by any Fiduciary within the scope of his duties in accordance with the terms of the Plan and the Trust, such actions shall be upheld unless determined to have been arbitrary and capricious.

         3.3.11 CERTAIN CUSTODIAL ACCOUNTS AND CONTRACTS. The term "Trustee" as used herein will also include a person holding the assets of a custodial account, an annuity contract or other contract which is treated as a qualified trust pursuant to section 401(f) of the Code and references to the Trust Fund shall be construed to apply to such custodial account, annuity contract or other contract.

         3.3.12 404(c) ELECTION. The Employer may designate in the Adoption Agreement that this Plan is intended to be administered pursuant to section 2550.404c-1 of the Labor regulations as an ERISA section 404(c) Plan.

                                    ARTICLE 4

                               PLAN ADMINISTRATOR

         3.4.1 ADMINISTRATION OF PLAN. The Plan Administrator shall be designated by the Employer from time to time. The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan and shall construe and determine all questions of interpretation or policy in his sole discretion. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as he shall deem necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be a qualified Plan pursuant to the Code, and shall comply with the terms of the Act. The Plan Administrator shall have all powers necessary or appropriate to accomplish his duties under the Plan.

             (a) The Plan Administrator shall be charged with the duties of the general administration of the Plan, including but not limited to the following:

                      (1) To determine all questions relating to the eligibility of an Employee to participate in the Plan or to remain a Participant hereunder.

                      (2) To compute, certify and direct the Trustee with
             respect to the amount and kind of benefits to which any Participant shall be entitled hereunder.

                      (3) To authorize and direct the Trustee with respect to
             all disbursements from the Trust Fund.

                      (4) To maintain all the necessary records for the
             administration of the Plan.

                      (5) To interpret the provisions of the Plan and to make
             and publish rules and regulations for the Plan as the Plan Administrator may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its terms.

                      (6) To select the Insurer to provide any Life Insurance
             Policy to be purchased for any Participant hereunder.

                      (7) To advise the Fiduciary with investment authority
             regarding the short and long-term liquidity needs of the Plan in order that the Fiduciary might direct its investment accordingly.

                      (8) To advise, counsel and assist any Participant
             regarding any rights, benefits or elections available under the Plan.

                      (9) To instruct the Trustee as to the management,
             investment and reinvestment of the Trust Fund unless the investment authority has been delegated to the Trustee or an Investment Manager.

             (b) The Plan Administrator shall also be responsible for preparing and filing such annual disclosure reports and tax forms as may be required from time to time by the Secretary of Labor, the Secretary of the Treasury or other governmental authorities.

             (c) Whenever it is determined by the Plan Administrator to be in the best interest of the Plan and its Participants or Beneficiaries, the Plan Administrator may request such variances, deferrals, extensions, or exemptions or make such elections for the Plan as may be available under the law.

             (d) The Plan Administrator shall be responsible for procuring bonding for all persons dealing with the Plan or its assets as may be required by law.

         3.4.2 DISCLOSURE REQUIREMENTS. Every Participant covered under the Plan and every Beneficiary receiving benefits under the Plan shall receive from the Plan Administrator a summary plan description, and such other information as may be required by law or by the terms of the Plan.

         3.4.3 INFORMATION GENERALLY AVAILABLE. The Plan Administrator shall make copies of this Plan and the Trust, the Adoption Agreement, the summary plan description, latest annual report, Life Insurance Policies, or other instruments under which the Plan was established or is operated available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and such other locations as may be necessary to make such information reasonably accessible to all interested parties. Subject to a reasonable charge to defray the cost of furnishing such copies, the Plan Administrator shall, upon written request of any Participant or Beneficiary, furnish a copy of any of the above documents to the respective party.

         3.4.4 STATEMENT OF ACCRUED BENEFIT. Upon written request to the Plan Administrator once during any twelve (12) month period, a Participant or Beneficiary shall be furnished with a written statement, based on the latest available information, of his then vested accrued benefit and the earliest date upon which the same will become fully vested and nonforfeitable. The statement shall also include a notice to the Participant of any benefits which are forfeitable if the Participant dies before a certain date.

         3.4.5 EXPLANATION OF ROLLOVER TREATMENT. The Plan Administrator shall, when making a distribution eligible for rollover treatment, provide a written explanation to the recipient of the provisions under which such distribution will not be subject to tax if transferred to an Eligible Retirement Plan within sixty (60) days after the date on which the recipient received the distribution and, if applicable, the provisions of law pertaining to the tax treatment of lump sum distributions.

         3.4.6 ELECTROMECHANICAL COMMUNICATIONS. If so elected by the Employer in the Adoption Agreement, the Trustee (or other agent appointed for this purpose) may act upon receipt of directions (including, without limitation, directions pursuant to voice response systems, facsimile, or other electromechanical means) certifying that an amount is payable to or for the benefit of a Participant under the Plan, whether as a distribution, a Direct Rollover, a transfer, withdrawal, or the disbursement of a loan, the Trustee shall pay such amount (or cause such amount to be paid) in accordance with such directions, and the Trustee shall be fully protected in, and will incur no liability, for doing so. If the Employer designates an agent hereunder, to make such payment, and the giving of such directions to the agent constitutes a certification from the Plan Administrator to the Trustee (through the agent) then such payment is in accordance with the terms of the Plan.

                                    ARTICLE 5

                                      LOANS

         3.5.1 AUTHORIZATION. If the Employer elects in the Adoption Agreement to permit loans to Participants or Beneficiaries, the Plan Administrator shall establish a Participant loan program in compliance with Treasury regulations and Labor regulation section 2550.408b. The terms of such Participant loan program shall be in writing and shall constitute part of the Plan. Such terms shall include:

             (a) The identity of the person or positions authorized to administer the Participant loan program;

             (b) A procedure for applying for loans;

             (c) The basis on which loans will be approved or denied;

             (d) Limitations (if any) on the types and amount of loans offered;

             (e) The procedure under the program for determining a reasonable rate of interest;

             (f) The types of collateral which may secure a Participant loan;
         and

             (g) The events constituting default and the steps that will be taken to preserve Plan assets in the event of default.

         3.5.2 SPOUSAL CONSENT. Except in the case of a Safe Harbor Profit Sharing Plan, a Participant must obtain the written consent of his spouse, if any, to the use of the Participant's interest in the Plan as security for a Participant Loan within ninety (90) days before the date on which the loan is to be so secured. A new consent must be obtained whenever the amount of the loan is increased or if the loan is renegotiated, extended, renewed or otherwise revised. The form of the consent must acknowledge the effect of such consent and be witnessed by a Plan representative or a notary public but shall be deemed to meet any such requirements relating to the consent of any subsequent spouse. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

If a valid spousal consent has been obtained, then notwithstanding any other provision of the Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution but only if the reduction is used as repayment of the loan. If less than the entire amount of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan before determining the benefit payable to the surviving spouse.

         3.5.3 LIMITATIONS. Except to the extent provided in the Participant loan program, in no event shall the amount loaned to any Participant or Beneficiary exceed the lesser of (a) fifty thousand dollars ($50,000.00) (reduced by the excess, if any, of the highest outstanding balance of loans from the Plan during the one year period ending on the day before the date on which the loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made) or (b) one-half of the sum of the vested and nonforfeitable interest in his Accounts, determined as of the Valuation Date coinciding with or immediately preceding such loan.

For the purposes hereof, all loans from all plans of the Employer and other members of a group of employers described in sections 414(b), (c), (m) and (o) of the Code shall be aggregated. All loans must be adequately secured and bear a reasonable interest rate. No Participant loan shall exceed the present value of the Participant's vested Account balance. In the event of a default, foreclosure on the note evidencing the loan and attachment of the security shall not occur until a distributable event occurs. Loan repayments will be suspended under this Plan as permitted under section 414(u)(4) of the Code.

         3.5.4 AVAILABILITY. Loans, if any, must be available to all Participants and Beneficiaries without regard to any individual's race, color, religion, sex, age or national origin. Loans shall be made available to all Participants and Beneficiaries and loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

         3.5.5 PROHIBITIONS. No Loans will be made to any shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

         3.5.6 DEFAULT. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

         3.5.7 ROLLOVERS OF PARTICIPANT LOANS. If elected by the Employer in the Adoption Agreement, the Plan shall accept the in-kind rollover of Participant loans. The right to make such a rollover shall be governed by Article IX Portability of the Plan.

                                    ARTICLE 6

                                  BENEFICIARIES

         3.6.1 DESIGNATION OF BENEFICIARIES. Each Participant shall have the right to designate a Beneficiary or Beneficiaries and contingent or successive Beneficiaries to receive any benefits provided by this Plan which become payable upon the Participant's death. The Beneficiaries may be changed at any time or times by the filing of a new designation with the Plan Administrator, and the most recent designation shall govern. Notwithstanding the foregoing, and subject to the provisions of Section 2.5.2(f)(3), the Designated Beneficiary shall be the surviving spouse of the Participant, unless such surviving spouse consents in writing to an alternate designation and the terms of such consent acknowledge the effect of such alternate designation and the consent is witnessed by a representative of the Plan or by a notary public. The designation of a Beneficiary other than the spouse of the Participant or a form of benefit with the consent of such spouse may not be changed without the consent of such spouse and any consent must acknowledge the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries (or the spouse expressly permits designations by the Participant without any further spousal consent).

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 2.5.2(f)(4).

         3.6.2 ABSENCE OR DEATH OF BENEFICIARIES. Except with respect to the process of life insurance payable upon the death of the Participant, if a Participant dies without having a Beneficiary designation then in force, or if all of the Beneficiaries designated by a Participant predecease him, his Beneficiary shall be his surviving spouse, or if none, his surviving children, equally, or if none, such other heirs or the executor or administrator of his estate as the Plan Administrator shall select.

If a Participant dies survived by Beneficiaries designated by him and if all such surviving Beneficiaries thereafter die before complete distribution of such deceased Participant's interest, the estate of such Designated Beneficiaries shall be deemed to be the Beneficiary of the undistributed portion of such interest.

         3.6.3 SURVIVING SPOUSE ELECTION. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer does not elect a life annuity form of distribution in the Adoption Agreement, a surviving spouse, who has not consented to an alternate designation under Section 3.6.1, above, may elect to have distribution of the Participant's vested Account balance commence within the 90-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions.

                                    ARTICLE 7

                                     CLAIMS

         3.7.1 CLAIM PROCEDURE. Any Participant or Beneficiary who is entitled to a payment of a benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may require. The Plan Administrator shall notify the Participant or Beneficiary in writing as to the amount of benefit to which he is entitled, the duration of such benefit, the time the benefit is to commence and other pertinent information concerning his benefit. If a claim for benefit is denied by the Plan Administrator, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant or Beneficiary whose claim for benefit has been denied within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant or Beneficiary. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim. The notice of denial of the claim shall set forth (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions on which the denial is based;
(c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a statement that any appeal of the denial must be made by giving to the Plan Administrator, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. The Participant or Beneficiary (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Plan Administrator. If the Participant or Beneficiary fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator's adverse determination shall be final, binding and conclusive. Benefits under this Plan will be paid only if the Plan Administrator decides in his discretion that the applicant is entitled to them.

         3.7.2 APPEAL. If the Plan Administrator receives from a Participant or a Beneficiary, within the prescribed period of time, a notice of an appeal of the denial of a claim for benefit, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties.

The decision of the Employer shall be made within sixty (60) days after the receipt by the Plan Administrator of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision of the Employer shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the Employer shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based and shall be promptly furnished to the claimant. Benefits under this plan will be paid only if the plan administrator decides in his discretion that the applicant is entitled to them.

                                    ARTICLE 8

                            AMENDMENT AND TERMINATION

         3.8.1 RIGHT TO AMEND.

             (a) The Employer may at any time or times amend the Plan, Trust, and the provisions of the Adoption Agreement, in whole or in part. Subject to subsection (b), an Employer that amends the Plan shall no longer participate in this Prototype Plan and shall be considered to have an individually designed plan.

             (b) The Employer may change the choice of options in the Adoption Agreement, add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or 416 of the Code because of the required aggregation of multiple plans and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirements under section 412(d) of the Code, shall no longer participate in this Prototype Plan and shall be considered to have an individually designed plan.

An Employer that has adopted a standardized prototype plan may amend the Trust or custodial account document provided such amendment merely involves the specifications of the names of the Plan, Employer, Trustee or custodian, Plan Administrator or other Fiduciaries, the Trust Year, or the name of any pooled trust in which the Plan's Trust will participate.

An Employer that has adopted a non-standardized prototype plan will not be considered to have an individually designed plan merely because the Employer either substitutes a separate trust agreement or amends administrative provisions of the Trust or custodial account document (such as provisions relating to investments and duties of Trustees) so long as the amended provisions are not in conflict with any other provision of the Plan and do not cause the Plan to fail to qualify under section 401(a) of the Code.

         3.8.2 MANNER OF AMENDING. Each amendment of this Plan shall be made by delivery to the Trustee of a copy of the resolution of the Employer which sets forth such amendment.

         3.8.3 LIMITATIONS ON AMENDMENTS. No amendment shall be made to this Plan which shall:

             (a) Directly or indirectly operate to give the Employer any interest whatsoever in the assets of the Trust or to deprive any Participant or Beneficiary of his vested and nonforfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries;

             (b) Increase the duties or liabilities of the Trustee without the Trustee's prior written consent;

             (c) Change the vesting schedule under the Plan if the nonforfeitable percentage of the accrued benefit derived from Employer contributions (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Participant is less than such nonforfeitable percentage computed without regard to such amendment; or

             (d) Reduce the accrued benefit of a Participant within the meaning of section 411(d)(6) of the Code, except to the extent permitted under section 412(c)(8) of the Code. An amendment which has the effect of decreasing a Participant's Account balance with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

         If a Plan amendment changes the vesting schedule or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant who has completed three (3) or, in the case of Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, five (5) or more Years of Service may elect within a reasonable period after the adoption of such amendment to have his nonforfeitable percentage computed without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of sixty (60) days after:

                      (i) the amendment is adopted;

                      (ii) the amendment becomes effective; or

                      (iii) the Participant is issued written notice of the
             amendment by the Employer or Plan Administrator.

             (e) No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment satisfies the conditions in (i) and (ii) below:

                      (i) The amendment provides a single-sum distribution form
             that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (i), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provided greater rights to the Participant) except with respect to the timing of payments after commencement.

                      (ii) The amendment is not effective unless the amendment
             provides that the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of (1) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (2) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

         3.8.4 VOLUNTARY TERMINATION. The Employer may terminate the Plan at any time by delivering to the Trustee an instrument in writing which designates such termination. Following termination of the Plan, the Trust will continue until the Distributable Benefit of each Participant has been distributed.

         3.8.5 INVOLUNTARY TERMINATION. The Plan shall terminate if: (a) the Employer is dissolved or adjudicated bankrupt or insolvent in appropriate proceedings, or if a general assignment is made by the Employer for the benefit of creditors, or (b) the Employer loses its identity by consolidation or merger into one or more corporations or organizations, unless within ninety (90) days after such consolidation or merger, such corporations or organizations elect to continue the Plan.

         3.8.6 WITHDRAWAL BY EMPLOYER. The Employer may withdraw from participation under the Plan without terminating the Trust upon making a transfer of the Trust assets to another Plan that shall be deemed to constitute an amendment in its entirety of the Trust.

         3.8.7 POWERS PENDING FINAL DISTRIBUTION. Until final distribution of the assets of the Trust, the Plan Administrator and Trustee shall continue to have all the powers provided under this Plan as are necessary for the orderly administration, liquidation and distribution of the assets of the Trust.

         3.8.8 DELEGATION TO SPONSOR. The Employer expressly delegates authority to the Plan Sponsor the right to amend any part of the Plan on its behalf to the extent necessary to preserve the qualified status of the Plan. For purposes of amendments by the Plan Sponsor, the Mass Submitter shall be recognized as the agent of the Plan Sponsor. If the Plan Sponsor does not adopt the amendments made by the Mass Submitter, the Plan shall no longer be identical to or a minor modifier of the Mass Submitter plan. The Plan Sponsor shall submit a copy of the amendment to each Employer who has adopted the Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended satisfies the applicable requirements of the Code. The Employer may revoke the authority of the Plan Sponsor to amend the Plan on its behalf by written notice to the Plan Sponsor of such revocation.

                                    ARTICLE 9

                                   PORTABILITY

         3.9.1 CONTINUANCE BY SUCCESSOR. In the event of the dissolution, consolidation or merger of the Employer, or the sale by the Employer of its assets, the resulting successor person or persons, firm or corporations may continue this Plan by (a) adopting the Plan by appropriate resolution; (b) appointing a new Trustee as though the Trustee (including all members of a group of individuals acting as Trustee) had resigned; and (c) executing a proper agreement with the new Trustee. In such event, each Participant in this Plan shall have an interest in the Plan after the dissolution, consolidation, merger, or sale of assets, at least equal to the interest which he had in the Plan immediately before the dissolution, consolidation, merger or sale of assets. Any Participants who do not accept a position with such successor within a reasonable time shall be deemed to be terminated. If, within ninety (90) days from the effective date of such dissolution, consolidation, merger, or sale of assets, such successor does not adopt this Plan, as provided herein, the Plan shall automatically be terminated and deemed to be an involuntary termination.

         3.9.2 MERGER WITH OTHER PLAN. In the event of the merger or consolidation with, or transfer of assets or liabilities to, any other deferred compensation plan and trust, each Participant shall have an interest in such other plan which is equal to or greater than the interest which he had in this Plan immediately before such merger, consolidation or transfer, and if such other plan thereafter terminates, each Participant shall be entitled to a Distributable Benefit which is equal to or greater than the Distributable Benefit to which he would have been entitled immediately before such merger, consolidation or transfer if this Plan had then been terminated.

         3.9.3 TRANSFER FROM OTHER PLANS.

             (a) The Employer may cause all or any of the assets held in connection with any other plan or trust which is maintained by the Employer for the benefit of its Employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts to be transferred to the Trustee, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

         In addition, the Employer, by appropriate election in the Adoption Agreement, may permit rollover to the Trustee of assets held for the benefit of an Employee in a conduit Individual Retirement Account, a terminated plan of the Employer, or any other plan or trust which is maintained by some other employer for the benefit of its Employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Any such assets so transferred to the Trustee shall be accompanied by written instructions from the employer, or the trustee, custodian or individual holding such assets, setting forth the name of each Employee for whose benefit such assets have been transferred and showing separately the respective contributions by the employer and by the Employee and the current value of the assets attributable thereto. Upon receipt by the Trustee of such assets, the Trustee shall place such assets in a Segregated Fund for the Participant. In the event the plan transferring the assets maintains a vesting schedule that differs from the schedule maintained under this Plan, not withstanding Section 3.8.3(c) & (d), the vesting schedule of the transferor plan shall be maintained for the transferred assets. Notwithstanding any provisions herein to the contrary, regardless of whether the Plan provides a life annuity distribution option, if the Plan is a direct or indirect transferee of a defined benefit pension plan, money purchase pension plan, target benefit pension plan, stock bonus or profit sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code, such transferred balances shall remain subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code and shall provide a life annuity distribution option for such balances as provided for under the transferor plan.

             (b) On and after the transfer of the account balances of a Participant that are attributable to Participation in a Money Purchase Pension Plan of the Employer or predecessor employer, the account balances including the post-transfer earnings thereon will be distributable only on or after events that are permissible under qualified pension plans.

         Furthermore, in order to implement the restrictions on distributions this section imposes the pension plan distribution restrictions on transferred account balances there must be a separate accounting between the accrued benefits attributable to the transferred account balances and all other Account balances of each Participant with account balances attributable to transfers described in the preceding paragraph.

         A separate accounting under the preceding paragraph would be acceptable if gains, losses, withdrawals, contributions, forfeitures, and other credits or charges are allocated on a reasonable and consistent basis between the account balances subject to the survivor annuity requirements and other account balances. If there is an acceptable separate accounting between transferred account balances and any other Account balances under the Plan, only the transferred account balances shall be subject to the survivor annuity requirements and restrictions on distributions.

             (c) The Trustee of this Plan, at the direction of the sponsoring Employer, shall accept the transfer of account balances of Employees that have become Employees of the sponsoring Employer on account of the spin-off of the business unit to which they belong.

             (d) The Trustee of this Plan at the direction of the Employer, shall spin-off a portion of the Plan assets to the Plan of the buyer of a portion of the assets of the Employer. The amount of the spin-off shall be the portion of the assets representing the Account balances of Participants that are terminated on account of the sale. In order to be a part of the spin-off, a Participant must become employed by the buyer within on year of the date of sale.

         3.9.4 TRANSFER TO OTHER PLANS. The Trustee, upon written direction by the Employer, shall transfer some or all of the assets held under the Trust to another plan or trust of the Employer or any other employer meeting the requirements of the Code relating to qualified plans and trusts, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

In addition, upon the termination of employment of any Participant and receipt by the Plan Administrator of a request in writing, the Participant may request that any distribution from the Trust to which he is entitled shall be transferred to an individual retirement account, an individual retirement annuity, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Upon receipt of any such written request, the Plan Administrator shall cause the Trustee to transfer the assets so directed and, as appropriate, shall direct the Insurer to transfer to the new trustee any applicable insurance policies issued by it.

                                   ARTICLE 10

                                    INSURANCE

         3.10.1 PARTICIPANTS INSURABLE AT STANDARD RATES. The Trustee, when directed by the Plan Administrator, and in accordance with the provisions specified in the Adoption Agreement, shall provide incidental insurance benefits by purchasing for each Participant insurable at standard rates, either term insurance, universal life insurance or ordinary life insurance. Said Contract shall provide a death benefit, prior to Normal Retirement Date, equal to the proceeds of such insurance contracts, subject to the following provisions:

             (a) The Trustee may invest any portion or all of the assets of the Trust Fund which are attributable to a Participant in the purchase of group or individual Life Insurance Policies issued on the life of the Participant or in the case of a profit sharing plan (including a 401(k) plan), someone in whom the Participant has an insurable interest and for the benefit of the Participant with the consent of the Participant, subject to the following conditions, as they are represented by the Plan Administrator:

                      (1) If "Ordinary Life Insurance Policies" are purchased,
             the aggregate life insurance premiums must be less than one-half (1/2) of the aggregate Employer contributions and Forfeitures allocated to the Participant's Account at any particular time, without regard to Trust earnings, capital gains, or losses. For purposes of this Plan, the term "Ordinary Life Insurance Policies" shall mean Policies with both nondecreasing death benefits and nonincreasing premiums.

                      (2) The aggregate Premiums paid for Life Insurance
             Policies which are either term, universal or any other contracts which are not ordinary whole life Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions and Forfeitures which have been allocated to the Accounts of such Participant.

                      (3) The sum of one-half (1/2) of the aggregate premiums
             for ordinary whole Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer Contributions and forfeitures which have been allocated to the Accounts of such Participant.

                      (4) For purposes of this Section, a Participant's Elective
             Deferrals are considered Employer contributions.

                      (5) The Employer may elect in the Adoption agreement to
             set minimum amounts for the initial amount of insurance purchased as well as for the purchase of additional amounts. The minimum amount shall be expressed in terms of the face amount of the insurance and may not be greater than $1,000. The Adoption Agreement may require that insurance must be purchased in multiples not to exceed $1,000.

                      (b) If the case of a profit sharing plan (including a
             401(k) plan) that permits in-service distributions to a Participant prior to his Normal Retirement Date in accordance with Section 2.5.6(a) or (b), the amount which may be distributed to the Participant may be applied to the purchase of Life Insurance Policies without limitation unless otherwise specified in the Adoption Agreement. Employee after tax deferrals and rollovers from other plans may also be used to purchase Life Insurance Policies without limitation.

         3.10.2 UNINSURABLE PARTICIPANTS. For each Participant found by an Insurer to be uninsurable, the Trustee, when requested by the Plan Administrator, shall purchase a retirement annuity Contract on the life of such Participant with a death benefit before Normal Retirement Date in an amount equal to the cash surrender value of such Contract. The Participant must consent to the purchase of such a retirement annuity contract.

         3.10.3 PARTICIPANTS INSURABLE AT ABOVE STANDARD RATES. If a Participant is found by an Insurer to be uninsurable, except at above standard rates, the Trustee, when requested by the Plan Administrator, shall pay premiums that do not exceed the percent of standard rates specified in the Adoption Agreement. The face value of any insurance policy shall be limited by the percentage of the aggregate Employer contributions and Forfeitures allocated to the Participant's Account Employer dedicated to purchase insurance. The Participant must consent to the purchase of any insurance contract above standard rates.

         3.10.4 PURCHASE OF CONTRACTS. If, at any time, a Contract described herein shall not be available from or shall be determined to be invalid or unenforceable by an Insurer, the Trustee, when directed by the Plan Administrator, shall purchase a Contract or make such other alternative arrangements which, in the opinion of the Plan Administrator, conforms most closely to the descriptions herein.

         3.10.5 APPLICATIONS FOR CONTRACTS. The Trustee shall be the applicant, owner and beneficiary for all Contracts required under the terms of the Plan. Any Contract distributed from the Plan must be nontransferable. The terms of any Contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. The Trustee shall not be responsible for the validity or execution of Contracts, failure of an Insurer to pay proceeds when due or failure of any policy to meet requirements or conform to the provisions of the Plan.

         3.10.6 INCIDENTS OF OWNERSHIP. The Trustee shall have the right to receive all sums payable under the terms of all Contracts issued hereunder. The Trustee shall be the complete and absolute owner of the Contracts held in the Trust and of each and every incident of ownership therein and shall have the power to exercise the rights, options and privileges of an absolute owner with respect to the Contracts subject to the provisions of the Plan. The Plan Administrator shall have the power to deal with and settle all claims.

         3.10.7 PAYMENT OF PREMIUMS. In a Plan Year in which the Employer contributions are less than the amount required to sustain insurance premiums, the Plan Administrator shall direct the Trustee to take one of the following steps with respect to payment of insurance premiums:

             (a) Pay premiums due on insurance policies from the Participant's Account, within the limits of 3.10.1 above,

             (b) Pay premiums due on insurance policies from the Participant's Account using the balance described in 3.10.1(b) above,

             (c) Surrender any insurance policies for their cash surrender values and add such amount to the Participant's Account,

             (d) Convert the cash surrender value of any insurance policies to paid up insurance for which there will be no further premiums, or

             (e) Offer to sell any insurance policies to the Participant for their cash surrender value.

         3.10.8 DISCONTINUANCE OF INSURANCE CONTRACTS. The Trustee or other Fiduciary responsible for making investment decisions may discontinue the investment in life insurance policies at any time. If the Plan provides for Participant directed investments, life insurance, as an investment option, may be eliminated at any time by the Plan Administrator. Where life insurance investment options are being discontinued, the Plan Administrator, in its sole discretion, may offer to sell the insurance policies to the Participant, or to another person, provided the prohibited transaction exemption requirements of the Department of Labor are satisfied.

                                   ARTICLE 11

                                  MISCELLANEOUS

         3.11.1 NO REVERSION TO EMPLOYER. Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

         3.11.2 EMPLOYER ACTIONS. Any action by the Employer pursuant to the provisions of the Plan shall be evidenced by appropriate resolution or by written instrument executed by any person authorized by the Employer to take such action.

         3.11.3 EXECUTION OF RECEIPTS AND RELEASES. Any payment to any person eligible to receive benefits under this Plan, in accordance with the provision of the Plan or the Trust, shall, to the extent thereof, be in full satisfaction of all claims hereunder. The Plan Administrator may require such person, as a condition precedent to such payment, execute a receipt and release therefore in such form as he shall determine.

         3.11.4 RIGHTS OF PARTICIPANTS LIMITED. Neither the creation of this Plan and the Trust nor anything contained in this Plan or the Adoption Agreement shall be construed as giving any Participant, Beneficiary or Employee any equity or other interest in the assets, business or affairs of the Employer, or the right to complain about any action taken by or about any policy adopted or pursued by, the Employer, or as giving any Employee the right to be retained in the service of the Employer; and all Employees shall remain subject to discharge to the same extent as if the Plan had never been executed. Prior to the time that distributions are made in conformity with the provisions of the Plan, neither the Participants, nor their spouses, Beneficiaries, heirs-at-law, or legal representatives shall receive or be entitled to receive cash or any other thing of current exchangeable value, from either the Employer or the Trustee as a result of the Plan or the Trust.

         3.11.5 PROTECTION OF THE INSURER. An Insurer shall not be responsible for the validity of the Plan or the Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until written notice of a change of Trustee has been received by an Insurer at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.

         3.11.6 NO RESPONSIBILITY FOR ACT OF INSURER. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for any of the following, nor shall they be liable for instituting action in connection with:

             (a) The validity of policies or policy provisions;

             (b) Failure or refusal by the Insurer to provide benefits under a policy;

             (c) An act by a person which may render a policy invalid or unenforceable; or

             (d) Inability to perform or delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

         3.11.7 INALIENABILITY. The right of any Participant or his Beneficiary in any distribution hereunder or to any separate Account shall not be subject to alienation, assignment or transfer, voluntarily or involuntarily, by operation of law or otherwise, except as may be expressly permitted herein. No Participant shall assign, transfer, or dispose of such right nor shall any such right be subjected to attachment, execution, garnishment, sequestration, or other legal, equitable, or other process.

             (a) The preceding shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

             (b) Special Rule For Certain Judgments And Settlements - Effective for judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997. The flush language of this
         Section 3.10.7 shall not apply to any offset of a Participant's benefits provided under a plan against an amount that the Participant is ordered or required to pay to the Plan if:

                      (i) the order or requirement to pay arises:

                             (I) under a judgment of conviction for a crime
                      involving such plan,

                             (II) under a civil judgment (including a consent
                      order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of the Employee Retirement Income Security Act of 1974, or

                             (III) pursuant to a settlement agreement between
                      the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a Fiduciary or any other person,

                      (ii) the judgment, order, decree, or settlement agreement
             expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan, and

                      (iii) in a case in which the survivor annuity requirements of section 401(a)(11) apply with respect to distributions from the Plan to the Participant, if the Participant has a spouse at the time at which the offset is to be made:

                             (I) either such spouse has consented in writing to
                      such offset and such consent is witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in section 417(a)(2)(B) of the Code), or an election to waive the right of the spouse to either a Qualified joint and survivor annuity or a qualified preretirement survivor annuity is in effect in accordance with the requirements of section 417(a) of the Code,

                             (II) such spouse is ordered or required in such
                      judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of part 4 of such subtitle, or

                             (III) in such judgment, order, decree, or
                      settlement, such spouse retains the right to receive the survivor annuity under a Qualified Joint and Survivor Annuity provided pursuant to section 401(a)(11)(A)(i) of the Code and under a Qualified Preretirement Survivor Annuity provided pursuant to section 401(a)(11)(A)(ii) of the Code, determined in accordance with 401(a)(13)(D)of the Code. A plan shall not be treated as failing to meet the requirements of this Subsection, Subsection (k), section 403(b), or section 409(d) of the Code solely by reason of an offset described in this Subparagraph.

In the event a Participant's benefits are attached by order of any court, the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of the action, the Plan Administrator shall cause any benefits payable to be paid to the court for distribution by the court as it considers appropriate.

         3.11.8 DOMESTIC RELATIONS ORDERS. The Plan Administrator shall adhere to the terms of any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law) and which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant.

Any such domestic relations order must clearly specify the name and last known mailing address of the Participant and the name and mailing address of each Alternate Payee covered by the order, the amount or percentage of the Participant's benefit to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.

Any such domestic relations order shall not require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan, to provide increased benefits (determined on the basis of actuarial value) or the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a qualified domestic relations order. Notwithstanding the foregoing sentence, a domestic relations order may require the payment of benefits to an Alternate Payee before the Participant has separated from service, on or after the date on which the Participant attains or would have attained the earliest retirement age under the Plan, as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement) and in any form in which such benefits may be paid under the Plan to the Participant (other than the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse). The interest rate assumption used in determining the present value shall be five (5%) percent. For these purposes, the earliest retirement age under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age 50, or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

If the Employer so elects in the Adoption Agreement, distributions may be made to an Alternate Payee even though the Participant may not receive a distribution because he continues to be employed by the Employer.

To the extent provided in the qualified domestic relations order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of sections 401(a)(11) and 417 of the Code (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes) and if married for at least one (1) year, the surviving former spouse shall be treated as meeting the requirements of section 417(d) of the Code.

The Plan Administrator shall promptly notify the Participant and each Alternate Payee of the receipt of a domestic relations order by the Plan and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of a domestic relations order, the Plan Administrator shall determine whether such order is a qualified domestic relations order and shall notify the Participant and each Alternate Payee of such determination. If the Participant or any affected Alternate Payee disagrees with the determinations of the Plan Administrator, the disagreeing party shall be treated as a claimant and the claims procedure of the Plan shall be followed. The Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, by a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a qualified domestic relations order. If, within the eighteen
(18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order, the order (or modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If within such eighteen (18) month period it is determined that the order is not a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

         3.11.9 MISSING PERSONS. If the Trustee mails by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that the Participant or Beneficiary is entitled to a distribution and if (a) the notification is returned by the post office because the addressee cannot be located at such address and if neither the Employer, the Plan Administrator nor the Trustee shall have any knowledge of the whereabouts of such Participant or Beneficiary within three (3) years from the date such notification was mailed, or (b) within three (3) years after such notification was mailed to such Participant or Beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, the ultimate disposition of the then undistributed balance of the Distributable Benefit of such Participant or Beneficiary shall be determined in accordance with the then applicable Federal laws, rules and regulations.

If any portion of the Distributable Benefit is forfeited because the Participant or Beneficiary cannot be found, such portion shall be reinstated if a claim is made by the Participant or Beneficiary.

         3.11.10 NOTICES. Any notice or direction to be given in accordance with the Plan shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient's last known address. At any time that a group of individuals is acting as Trustee, notice to the Trustee may be given by giving notice to any one or more of such individuals.

         3.11.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered and enforced in accordance with the provisions of the Act and, to the extent applicable, the laws of the state in which the Employer has its principal place of business. All contributions to the Trust shall be deemed to take place in such state.

         3.11.12 SEVERABILITY OF PROVISIONS. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Plan shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been inserted herein.

         3.11.13 GENDER AND NUMBER. Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender.

         3.11.14 BINDING EFFECT. The Plan and Adoption Agreement, and all actions and decisions hereunder, shall be binding upon the heirs, executors, administrators, successors and assigns of any and all parties hereto and Participants, present and future.

--------------------------------------------------------------------------------

                                     DATAIR
                            MASS-SUBMITTER PROTOTYPE
                            DEFINED CONTRIBUTION PLAN
                               BASIC DOCUMENT #01

--------------------------------------------------------------------------------

                             DATAIR MASS-SUBMITTER
                                   PROTOTYPE
                            DEFINED CONTRIBUTION PLAN
                               BASIC DOCUMENT #01

                                TABLE OF CONTENTS

ARTICLE                                                                             PAGE
            PART 1                                                                    1

ARTICLE 1   INTRODUCTION                                                              1
1.1.1       Adoption and Title.                                                       1
1.1.2       Effective Date.                                                           1
1.1.3       Purpose.                                                                  1

ARTICLE 2   DEFINITIONS                                                               2
1.2.1       "Account"                                                                 2
1.2.2       "ACP"                                                                     2
1.2.3       "Act"                                                                     2
1.2.4       "ADP"                                                                     2
1.2.5       "Alternate Payee"                                                         2
1.2.6       "Anniversary Date"                                                        2
1.2.7       "Annuity Starting Date"                                                   2
1.2.8       "Average Monthly Compensation"                                            2
1.2.9       "Base Benefit Percentage"                                                 2
1.2.10      "Beneficiary"                                                             2
1.2.11      "Board of Directors"                                                      3
1.2.12      "Break in Service"                                                        3
1.2.13      "Code"                                                                    3
1.2.14      "Compensation"                                                            3
1.2.15      "Compensation Computation Period"                                         3
1.2.16      "Controlled Account"                                                      4
1.2.17      "Covered Compensation"                                                    4
1.2.18      "Current Target Benefit"                                                  4
1.2.19      "Date of Hire"                                                            4
1.2.20      "Direct Rollover"                                                         4
1.2.21      "Distributable Benefit"                                                   4
1.2.22      "Distributee"                                                             5
1.2.23      "Distribution Determination Date"                                         5
1.2.24      "Early Retirement Age"                                                    5
1.2.25      "Early Retirement Date"                                                   5
1.2.26      "Earned Income"                                                           5
1.2.27      "Elapsed Time Method"                                                     5
1.2.28      "Elective Contribution Account"                                           7
1.2.29      "Elective Contribution"                                                   7
1.2.30      "Elective Deferrals"                                                      7
1.2.31      "Eligible Employee"                                                       7
1.2.32      "Eligible Retirement Plan"                                                7
1.2.33      "Eligible Rollover Distribution"                                          7
1.2.34      "Eligibility Computation Period"                                          7
1.2.35      "Employee"                                                                7
1.2.36      "Employer"                                                                8

1.2.37      "Employer Account"                                                        8
1.2.38      "Employer Contribution"                                                   8
1.2.39      "Entry Date"                                                              9
1.2.40      "Excess Aggregate Contributions"                                          9
1.2.41      "Excess Benefit Percentage"                                               9
1.2.42      "Excess Contributions"                                                    9
1.2.43      "Excess Elective Deferrals"                                               9
1.2.44      "Excess Annual Addition"                                                  9
1.2.45      "Fiduciary"                                                               9
1.2.46      "Final Average Compensation"                                              9
1.2.47      "Fresh-Start Date"                                                       10
1.2.48      "Frozen Accrued Target Benefit"                                          10
1.2.49      "Highly Compensated Employee"                                            10
1.2.50      "Hour of Service"                                                        11
1.2.51      "Insurer"                                                                12
1.2.52      "Joint and Survivor Annuity"                                             12
1.2.53      "Leased Employee"                                                        13
1.2.54      "Life Insurance Policy"                                                  13
1.2.55      "Limitation Year"                                                        13
1.2.56      "Mass Submitter"                                                         13
1.2.57      "Matching Account"                                                       13
1.2.58      "Matching Contribution"                                                  13
1.2.59      "Matching Contribution Allocation Date"                                  13
1.2.60      "Non-Elective Contribution"                                              13
1.2.61      "Normal Retirement Age"                                                  13
1.2.62      "Normal Retirement Date"                                                 13
1.2.63      "Owner-Employee"                                                         14
1.2.64      "Participant"                                                            14
1.2.65      "Plan"                                                                   14
1.2.66      "Plan Administrator"                                                     14
1.2.67      "Plan Sponsor"                                                           14
1.2.68      "Plan Year" or "Year"                                                    14
1.2.69      "Preretirement Survivor Annuity"                                         14
1.2.70      "Qualified Joint and Survivor Annuity"                                   14
1.2.71      "Qualified Matching Contribution"                                        14
1.2.72      "Qualified Matching Contribution Account"                                14
1.2.73      "Qualified Non-Elective Contribution"                                    14
1.2.74      "Qualified Non-Elective Contribution Account"                            14
1.2.75      "Qualified Preretirement Survivor Annuity"                               14
1.2.76      "Qualifying Employer Securities or Real Property"                        14
1.2.77      "Safe Harbor Profit Sharing Plan"                                        15
1.2.78      "Segregated Account"                                                     15
1.2.79      "Segregated Fund"                                                        15
1.2.80      "Self-Employed Individual"                                               15
1.2.81      "Social Security Integration Level"                                      15
1.2.82      "Social Security Retirement Age"                                         15
1.2.83      "Target Benefit"                                                         15
1.2.84      "Taxable Wage Base"                                                      16
1.2.85      "Trust Fund"                                                             16
1.2.86      "Trustee"                                                                16
1.2.87      "Valuation Date"                                                         16
1.2.88      "Voluntary Account"                                                      16
1.2.89      "Year of Participation"                                                  16
1.2.90      "Year of Projected Participation"                                        16

1.2.91      "Year of Service"                                                        16

            PART 2                                                                   17
ARTICLE 1   ELIGIBILITY                                                              17
2.1.1       Eligibility Requirements.                                                17
2.1.2       Commencement of Participation.                                           17
2.1.3       Participation Upon Re-Employment.                                        17
2.1.4       Termination of Participation.                                            17
2.1.5       Plan Administrator's Determination.                                      17
2.1.6       One-time Election Not to Participate.                                    17
2.1.7       Change in Status.                                                        18
2.1.8       Existing Participants.                                                   18
2.1.9       Elapsed Time Method.                                                     18
2.1.10      Qualified Military Service.                                              18

ARTICLE 2   CONTRIBUTIONS                                                            19
2.2.1       Employer Contributions.                                                  19
2.2.2       Elective Contributions by the Employer on Behalf of Electing Employees.  21
2.2.3       Employee Contributions.                                                  22
2.2.4       Return of Contributions.                                                 23

ARTICLE 3   ALLOCATIONS                                                              24
2.3.1       Profit Sharing, Money Purchase Pension and Target Benefit Plans.         24
2.3.2       Cash or Deferred Plans.                                                  24
2.3.3       Basic Allocation.                                                        24
2.3.4       Minimum Top-Heavy Allocation.                                            24
2.3.5       Integration with Social Security - Profit Sharing Plans.                 24
2.3.6       Integration with Social Security - Money Purchase Plans.                 25
2.3.7       Integration with Social Security - Target Benefit Plans.                 26
2.3.8       Fail-Safe Allocation.                                                    28
2.3.9       Contributions on Behalf of Disabled Participants.                        30

ARTICLE 4   BENEFITS                                                                 31
2.4.1       Distributable Benefit.                                                   31
2.4.2       Vesting.                                                                 31
2.4.3       Leave of Absence.                                                        32
2.4.4       Re-Employment.                                                           32
2.4.5       Distribution Date.                                                       33
2.4.6       Forfeitures.                                                             33
2.4.7       Minimum Distribution.                                                    34

ARTICLE 5   DISTRIBUTIONS                                                            35
2.5.1       Commencement of Distribution.                                            35
2.5.2       Method of Distribution.                                                  39
2.5.3       Nature of Distributions.                                                 46
2.5.4       Advance Distributions.                                                   47
2.5.5       Hardship Distributions of Elective Deferrals.                            47
2.5.6       In Service Distributions.                                                48

ARTICLE 6   CONTINGENT TOP HEAVY PROVISIONS                                          50
2.6.1       Top Heavy Requirements.                                                  50

2.6.2       Top Heavy Definitions.                                                   51
2.6.3       Pairing Requirements.                                                    53

ARTICLE 7   SPECIAL CODA LIMITATIONS                                                 55
2.7.1       Limitation on Deferral Percentage for Highly Compensated Employees.      55
2.7.2       Multiple Plan Limitations.                                               56
2.7.3       Limitation on Matching Contributions.                                    56
2.7.4       Special Rules.                                                           57
2.7.5       Distribution of Excess Elective Deferrals.                               58
2.7.6       Distribution of Excess Contributions.                                    59
2.7.7       Distribution of Excess Aggregate Contributions.                          59
2.7.8       Limitation on Distributions.                                             60
2.7.9       Limitation on Elective Deferrals.                                        60
2.7.10      Forfeiture of Matching Contributions.                                    60

ARTICLE 8   SIMPLE 401(k) LIMITATIONS                                                61
2.8.1       Establishing a Simple 401(k).                                            61
2.8.2       Definitions.                                                             61
2.8.3       Salary Reduction Contributions.                                          61
2.8.4       Other Contributions.                                                     62
2.8.5       Limitation on Other Contributions.                                       62
2.8.6       Section 415 Limitations.                                                 62
2.8.7       Election and Notice Requirements.                                        62
2.8.8       Vesting Requirements.                                                    63
2.8.9       Top-Heavy Rules.                                                         63
2.8.10      Nondiscrimination Tests.                                                 63
2.8.11      Revocation.                                                              63

ARTICLE 9   ALTERNATIVE METHODS OF MEETING NONDISCRIMINATION REQUIREMENTS            64
2.9.1       Safe Harbor CODA Rules.                                                  64
2.9.2       Definitions.                                                             65
2.9.3       ADP Test Safe Harbor Contributions.                                      65
2.9.4       ACP Test Safe Harbor Matching Contributions.                             67

            PART 3                                                                   68
ARTICLE 1   ACCOUNTING                                                               68
3.1.1       Accounts.                                                                68
3.1.2       Adjustments.                                                             68

ARTICLE 2   LIMITATIONS                                                              71
3.2.1       Limitations on Annual Additions.                                         71
3.2.2       Controlled Businesses.                                                   76

ARTICLE 3   FIDUCIARIES                                                              77
3.3.1       Standard of Conduct.                                                     77
3.3.2       Individual Fiduciaries.                                                  77
3.3.3       Disqualification from Service.                                           77
3.3.4       Bonding.                                                                 77
3.3.5       Prior Acts.                                                              77
3.3.6       Insurance and Indemnity.                                                 77
3.3.7       Expenses.                                                                77
3.3.8       Agents, Accountants and Legal Counsel.                                   78

3.3.9       Investment Manager.                                                      78
3.3.10      Finality of Decisions or Acts.                                           78
3.3.11      Certain Custodial Accounts and Contracts.                                78
3.3.12      404(c) Election.                                                         78

ARTICLE 4   PLAN ADMINISTRATOR                                                       79
3.4.1       Administration of Plan.                                                  79
3.4.2       Disclosure Requirements.                                                 80
3.4.3       Information Generally Available.                                         80
3.4.4       Statement of Accrued Benefit.                                            80
3.4.5       Explanation of Rollover Treatment.                                       80
3.4.6       Electromechanical Communications.                                        80

ARTICLE 5   LOANS                                                                    81
3.5.1       Authorization.                                                           81
3.5.2       Spousal Consent.                                                         81
3.5.3       Limitations.                                                             81
3.5.4       Availability.                                                            82
3.5.5       Prohibitions.                                                            82
3.5.6       Default.                                                                 82
3.5.7       Rollovers of Participant Loans.                                          82

ARTICLE 6   BENEFICIARIES                                                            83
3.6.1       Designation of Beneficiaries.                                            83
3.6.2       Absence or Death of Beneficiaries.                                       83
3.6.3       Surviving Spouse Election.                                               83

ARTICLE 7   CLAIMS                                                                   84
3.7.1       Claim Procedure.                                                         84
3.7.2       Appeal.                                                                  84

ARTICLE 8   AMENDMENT AND TERMINATION                                                85
3.8.1       Right to Amend.                                                          85
3.8.2       Manner of Amending.                                                      85
3.8.3       Limitations On Amendments.                                               85
3.8.4       Voluntary Termination.                                                   86
3.8.5       Involuntary Termination.                                                 86
3.8.6       Withdrawal By Employer.                                                  86
3.8.7       Powers Pending Final Distribution.                                       86
3.8.8       Delegation to Sponsor.                                                   86

ARTICLE 9   PORTABILITY                                                              88
3.9.1       Continuance by Successor.                                                88
3.9.2       Merger With Other Plan.                                                  88
3.9.3       Transfer From Other Plans.                                               88
3.9.4       Transfer to Other Plans.                                                 89

ARTICLE 10  INSURANCE                                                                90
3.10.1      Participants Insurable at Standard Rates.                                90
3.10.2      Uninsurable Participants.                                                90
3.10.3      Participants Insurable at Above Standard Rates.                          91
3.10.4      Purchase of Contracts.                                                   91
3.10.5      Applications for Contracts.                                              91
3.10.6      Incidents of Ownership.                                                  91

3.10.7      Payment of Premiums.                                                     91
3.10.8      Discontinuance of Insurance Contracts.                                   91

ARTICLE 11  MISCELLANEOUS                                                            92
3.11.1      No Reversion to Employer.                                                92
3.11.2      Employer Actions.                                                        92
3.11.3      Execution of Receipts and Releases.                                      92
3.11.4      Rights of Participants Limited.                                          92
3.11.5      Protection of the Insurer.                                               92
3.11.6      No Responsibility for Act of Insurer.                                    92
3.11.7      Inalienability.                                                          92
3.11.8      Domestic Relations Orders.                                               94
3.11.9      Missing Persons.                                                         95
3.11.10     Notices.                                                                 95
3.11.11     Governing Law.                                                           95
3.11.12     Severability of Provisions.                                              95
3.11.13     Gender and Number.                                                       95
3.11.14     Binding Effect.                                                          95

               --------------------------------------------------

                                    ARTICLE I

                                  INTRODUCTION

               --------------------------------------------------

In order to recognize the hard work and good efforts of its Employees, your Employer, Southwest Community Bank, (the "Employer") established the Southwest Community Bank 401(k) Plan (the "Plan"), for the exclusive benefit of all eligible Employees and their Beneficiaries. The original effective date of the Plan was January 1, 1998. However, this Summary Plan Description reflects the terms of the Plan under the most recent amendment, effective January 1, 2003. The Plan allows Eligible Employees to defer part of their income on a tax-favored basis into the Plan. The contributions which you make to the Plan as 401(k) salary deferrals are also called "salary reduction" contributions because your current taxable income is reduced for every dollar you deposit into the Plan.

Also, the money in the Plan grows on a tax-deferred basis until your retirement. However, you must pay taxes when the money is paid out, unless it is transferred to another retirement plan or an IRA. You and your Beneficiaries may also be eligible for benefits in the event of your death, total disability or other termination of your employment with the Employer. This Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

This Summary Plan Description is a brief description of your Plan and your rights and benefits under the Plan. This Summary Plan Description is not meant to interpret or change the provisions of your Plan. A copy of your Plan is on file at your Employer's office and may be read by you, your Beneficiaries, or your legal representatives at any reasonable time. If you have any questions regarding either your Plan or this Summary Plan Description, you should ask your Plan Administrator. If any discrepancies exist between this Summary Plan Description and the actual provisions of the Plan, the Plan shall govern.

               --------------------------------------------------

                                   ARTICLE II

                       GENERAL INFORMATION ABOUT THE PLAN

               --------------------------------------------------

PLAN NAME:                          Southwest Community Bank 401(k) Plan

EMPLOYER:                           Southwest Community Bank
                                    5810 El Camino Real
                                    Suite D
                                    Encinitas, CA 92024
                                    (760) 634-6400

EMPLOYER TAX ID:                    33-0738069

THREE DIGIT PLAN NUMBER:            001

TYPE OF PLAN:                       Cash or Deferred Profit Sharing Plan

ADMINISTRATION TYPE:                Plan Administrator

PLAN ADMINISTRATOR:                 Southwest Community Bank
                                    5810 El Camino Real
                                    Suite D
                                    Encinitas, CA 92024
                                    (760) 634-6400

PLAN ADMINISTRATOR ID NUMBER:       33-0738069

LEGAL AGENT:                        Southwest Community Bank
                                    5810 El Camino Real
                                    Suite D
                                    Encinitas, CA 92024
                                    (760) 634-6400

TRUST NAME:                         Southwest Community Bank 401(k) Plan Trust


 TRUSTEES:                          Frank J. Mercardante

                                    P.O. Box 131690
                                    Carlsbad, Ca 92013-1690

                                    James L. Lemery
                                    P.O. Box 131690
                                    Carlsbad, Ca 92013-1690


FUNDING ARRANGEMENT:                Trust and Insurance

TRUST TAX ID NUMBER:                91-1902640

PLAN YEAR:                          January 1st  to December 31st

LIMITATION YEAR:                    January 1st  to December 31st

ANNIVERSARY DATE:                   December 31st

VALUATION DATE:                     Monthly on the last day of each month of the
                                    Plan Year and daily valuation for individual investment accounts

               --------------------------------------------------

                                   ARTICLE III

                           PARTICIPATION IN YOUR PLAN

               --------------------------------------------------

Before you become a Participant in the Plan, there are certain eligibility and participation requirements which you must meet. These requirements are explained in this section.

ELIGIBLE EMPLOYEES:

All of your Employer's employees are considered Eligible Employees and may participate in the Plan, once they meet the Eligibility and Participation requirements, except members of a collective bargaining unit and non-resident aliens.



ELIGIBILITY REQUIREMENTS:

In order to be eligible for Employer Contributions, you must have attained age 18, and have completed 3 month(s) of service. If you are required to complete a period of months of service your hours will not be counted for eligibility to participate in the Plan. Your eligibility will be based on the number of months you have been employed. If you were employed on March 2, 1998, and have met the age requirement, you are eligible to enter the Plan on that date.

To be eligible to enroll in the salary reduction portion of the Plan you must have attained age 18, and have completed 3 month(s) of service. If you are required to complete a period of months of service your hours will not be counted for eligibility to participate in the Plan. Your eligibility will be based on the number of months you have been employed. If you were employed on March 2, 1998, and have met the age requirement, you are eligible to enter the Plan on that date.

In order to be eligible for Matching Contributions, you must be making 401(k) contributions to the Plan. You must also have attained age 18, and have completed 3 month(s) of service. If you are required to complete a period of months of service your hours will not be counted for eligibility to participate in the Plan. Your eligibility will be based on the number of months you have been employed. However, if you were employed on March 2, 1998, are making 401(k) contributions, and have met the age requirement, you are eligible to enter the Plan on that date.

The "Eligibility Computation Period" is a 12 month period that begins with your date of hire and each anniversary thereof.

ENTRY DATES:

For the purpose of Employer Contributions, your first Entry Date will be the first day of the month coincident with or following the satisfaction of the Eligibility requirements.

For the purpose of Salary Deferral contributions, your first Entry Date will be the first day of the month coincident with or following the satisfaction of the Eligibility requirements.

For the purpose of Matching Contributions, your first Entry Date will be the first day of the month coincident with or following the satisfaction of the Eligibility requirements.

REHIRED EMPLOYEES:

If you had satisfied the Eligibility requirements before you terminated employment, you will become a Participant immediately on the date you are rehired, if your rehire date is on or after your first Entry Date, as defined above. Otherwise, you will be eligible to participate on the next Entry Date. If you had not yet satisfied the Eligibility requirements at the time you terminated employment, you must meet the Eligibility requirements as if you were a new employee.

               --------------------------------------------------

                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS

               --------------------------------------------------

Your 401(k) Salary Deferral Plan offers you special tax advantages and incentives to participate. First, every dollar you put into the Plan reduces your income currently subject to Federal Income Tax. Thus, deposits into the 401(k) Plan are often called "salary reductions." (However, you must still pay Social Security Taxes on your gross wages.)

Although you will have to pay income tax when you withdraw money from the Plan, you may be able to defer taxes on a withdrawal by depositing the funds into another Plan or an Individual Retirement Account (IRA). Because you defer paying taxes until you receive payments from the Plan, 401(k) contributions are sometimes called "salary deferrals."

The following chart illustrates the advantage of making deposits into the 401(k) Plan (saving on a tax-deferred basis) rather than making the same investment on an after-tax basis.

                             401(k) Plan
                             Tax-deferred       After-tax
                               Savings           Savings
Gross Wages                     $20,000          $20,000
401(k) Deposit                    1,000              N/A
                                -------          -------
Taxable Wages                    19,000           20,000
Estimated Taxes (25%)             4,750            5,000
After-tax Investment                N/A            1,000
                                -------          -------
Net Take-home Pay               $14,250          $14,000

In our example, net take-home pay (after paying taxes and after investing $1,000) in investment fund A, is $250 greater when the savings are deposited into the 401(k) Plan, rather than an after-tax investment program that invests in the same fund. Saving $1,000 in the 401(k) Plan only "cost" our example person $750 in take-home pay.

This is only a rough illustration of the advantages of tax-deferred savings. Please discuss your situation with your tax advisor.

TAX-DEFERRED ACCUMULATION:

Another big advantage your Plan offers is tax-deferred accumulation of the earnings on your investments. All the earnings on the money you contribute to your account compounds on a tax-deferred basis. You pay taxes on this money only when you retire or take distributions for some other reason, such as death or becoming totally disabled. If you put your money into an after-tax investment you are required to pay income taxes on the earnings each year. Thus, by contributing to your 401(k) Plan, you'll have more money available at retirement.

SALARY REDUCTION AGREEMENT:

In order to enroll (or to refuse enrollment), your Employer will ask you to complete a Salary Reduction Agreement. It is here that you tell your Employer how much of your income you wish to defer to your Plan.

There are limits placed on the amount you can defer into this Plan. Your salary deferrals cannot exceed a maximum dollar amount determined by the Federal Government each year. For 2003, that amount is $12,000. Generally, if your total deferrals from all cash or deferred arrangements for a calendar year exceed the dollar amount set by the government, the excess must be included in your income for the year. The IRS also requires that the combined contribution by you and your Employer to your accounts not exceed the lesser of $40,000 or 100% of your pay. (The $40,000 amount may be adjusted each year by the IRS based on changes in the cost of living.) Your Employer may also place restrictions on the amount you may defer in order to meet IRS requirements.

Your Employer will deduct the amount you've elected from your paycheck in accordance with procedures established by your Employer.


CHANGES TO YOUR SALARY REDUCTION ELECTION:

Once you meet the Plan's eligibility requirements to make salary reduction contributions (Salary Deferrals), you may make an election, or change an election the first day of the calendar month. Once you have given the Employer your election, deferrals or changes will be implemented on the next change date.

You may revoke your Salary Reduction Election at any time.


RESTRICTIONS:

In order to provide tax-deferred retirement savings, the Plan must place restrictions on withdrawals from the Plan. Article X describes the circumstances under which you may withdraw 401(k) deposits from the Plan.


ELECTION NOT TO DEFER:

You may decide that you do not wish to make salary reduction contributions on your first Entry Date. The Plan Administrator will explain the procedures for delayed enrollment in the salary reduction portion of the Plan, if you decide to enroll at a later date.


EXCESS DEFERRALS:

If you participate in two or more deferred compensation plans (which include 401(k), Simplified Employee Pensions and 403(b) plans), your total deferrals to all plans could exceed IRS limits for the year. To avoid paying excise taxes if excess contributions have to be returned, you may want to designate which plan is to return any excess contributions to you.

If you elect to have this Plan return any excess, you should notify the Plan Administrator so that the excess can be returned to you, along with any earnings, before April 15th following the year in which the deferrals were withheld.


CATCH-UP CONTRIBUTIONS:

All Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of a Plan Year beginning after December 31, 2001 shall be eligible to make Catch-up Contributions from that period forward.

Catch-up Contributions can occur under three different circumstances.

a. A Catch-up Contribution can occur if you defer more than the 401(k) limit ($12,000 for 2003). The amount of permitted Catch-up Contributions is phased in under the Internal Revenue Code as follows:

       Year               Amount
       2002               $1,000
       2003               $2,000
       2004               $3,000
       2005               $4,000
2006 and thereafter       $5,000

b. A Catch-up Contribution can be generated if you defer above a Plan imposed limit that is less than the limit under the Internal Revenue Code. For example, if the Plan imposed a Salary Deferral limit of $10,000 and for 2003 you deferred $12,000 you would have a $2,000 Catch-up Contribution.

c. A Catch-up Contribution may also be generated for an Employee considered to be Highly Compensated under the provisions of the Plan. If the Plan fails the Average Deferral Percentage test (ADP) then all or a portion of the amount of Salary Deferral Contributions that would otherwise have to be returned to the Employee can be considered Catch-up Contributions.

               --------------------------------------------------

                                    ARTICLE V

                             EMPLOYER CONTRIBUTIONS

               --------------------------------------------------

Your Employer may make contributions to the Plan, in addition to your salary deferral 401(k) contributions. Your Employer may make Matching Contributions, Non-Elective discretionary contributions and required minimum contributions, under the Top-Heavy rules (see Article XII) or other legal requirements.


MATCHING CONTRIBUTIONS:

In order to receive an allocation of Matching Contributions you must meet the following requirements during the Plan Year:

         You must complete 500 Hours of Service, or be employed on the last day of the Plan Year.

         If you die during the Plan Year you will be eligible to receive an allocation of matching contributions regardless of the Hours of Service with which you are credited.

         If you retire during the Plan Year you will be eligible to receive an allocation of matching contributions regardless of the Hours of Service with which you are credited.

         If you become Disabled during the Plan Year you will be eligible to receive an allocation of matching contributions regardless of the Hours of Service with which you are credited.

The amount of the match depends on your 401(k) contributions. Each year, your Employer may set a matching percentage that is proportionate to the amount of your Elective contributions.

Your employer will make Matching Contributions, if any, only on the first 6.000% of compensation as elective contributions. Amounts deferred over 6.000% are not matched.

The Matching Contributions made by your Employer will be allocated to your Matching Contribution Account in the Plan Year following the Plan Year in which they occur on the last day of the Plan Year described in Article II.


NON-ELECTIVE OR DISCRETIONARY CONTRIBUTIONS:

In order to receive an allocation of Discretionary Employer Contributions you must meet the following requirements during the Plan Year:

         You must complete 500 Hours of Service, or be employed on the last day of the Plan Year.

         If you die during the Plan Year you will be eligible to receive an allocation of Employer Contributions regardless of the Hours of Service with which you are credited.

         If you retire during the Plan Year you will be eligible to receive an allocation of Employer Contributions regardless of the Hours of Service with which you are credited.

         If you become Disabled during the Plan Year you will be eligible to receive an allocation of Employer Contributions regardless of the Hours of Service with which you are credited.

You do not have to make 401(k) contributions in order to receive a discretionary contribution.

The amount of the discretionary contribution is set by the Employer each year and is based on the firm's profits.


Your share of the non-elective/discretionary contribution is based on your compensation and a fixed compensation level. The fixed compensation level is defined as the Social Security Wage Base in effect on the first day of the Plan Year.

You will receive a share of the discretionary contribution based on your total Compensation plus another amount based on your Compensation in excess of the fixed level. The percentage of pay which will be your share will vary each year and will depend upon the amount of the discretionary contribution, your Compensation, the fixed level amount, the total Compensation for all Participants, and the total of all Participants pay in excess of the level amount.

For example, you might receive 2% of your total pay plus another 2% of pay in excess of the fixed level. If your pay was $20,000 and the level amount was $10,000, your share would be:

         $20,000 x .02 plus ($20,000 - $10,000) x .02 = $600

If the level amount was $10,000 and your Compensation was $9,000, your share would be:

         $9,000 x .02 = $180

OTHER REQUIRED CONTRIBUTIONS:

In certain situations, your Employer may be required to make additional contributions to the Plan. If the Plan is Top-Heavy (see Article XII) or if highly paid participants contribute a higher percentage of pay to the Plan than other Participants, your Employer may have to take corrective action. This action could result in either a reduction in the contributions for the highly compensated participants or an additional Employer contribution, in the form of Non-Elective, Qualified Non-Elective or Qualified Matching Contributions.

SAFE HARBOR 401(K) PROVISIONS:

Your Employer has reserved the right to amend the Plan before the end of any Plan Year to add what is called a Safe Harbor Non-Elective Contribution to the Plan. If your Employer decides to make such an amendment you must be provided with a notice of such intended change at least 30 days before the end of the Plan Year affected by the change. The notice will explain the amount of the contribution, the Participants eligible to receive the contribution and other pertinent information.

               --------------------------------------------------

                                   ARTICLE VI

                                    VESTING

               --------------------------------------------------

The term "vesting" refers to the percentage of your Employer Contribution account(s) (if any) that you are entitled to receive in the event of your termination of employment. You will always be 100% vested in any money you contribute to the Plan.

If you terminate employment before you meet the requirements for retirement (see
Article X), the distribution from the Employer Matching and discretionary Accounts will be limited to the vested portion. Your vesting percentage grows with your Years of Service. Article VII explains how Years of Service are credited.

The same vesting schedule applies to the Matching and discretionary Employer Contributions.

Vesting schedule for Matching and discretionary Employer Accounts:

Years of Service             Percent Vested
Less than 1                         0%
1 but less than 2                  20%
2 but less than 3                  40%
3 but less than 4                  60%
4 but less than 5                  80%
5 but less than 6                 100%
6 but less than 7                 100%
7 or more                         100%

Refer to Article X for information on retirement, disability or death.

In the event the Plan should become 'top-heavy', the same vesting schedule as non top-heavy will apply. See Article XII for an explanation of the top-heavy rules.

               --------------------------------------------------

                                   ARTICLE VII

                                  SERVICE RULES

               --------------------------------------------------

YEAR OF SERVICE:

You will earn a Year of Service for vesting if you are credited with 1000 Hours of Service during a Plan Year. You cannot earn more than one Year of Service credit during any Plan Year. Years of employment prior to reaching age 18 will not be considered in determining your Years of Service.

If you had no vested interest and terminate employment, your service before you incur a Break in Service will not be counted toward your total vesting service if your Break in Service exceeds the greater of 5 years or the service with which you were credited prior to the Break in Service.


HOURS OF SERVICE:

You are credited with the actual hours you work, and for hours for which you are paid but not at work, such as paid vacation or paid sick leave.


BREAK IN SERVICE RULES:

When you fail to complete at least 501 hours during the Plan Year, you incur a break in service. Thus, in any year in which you work less than 501 hours (approximately 3 months), you will incur a Break in Service.

However, in certain circumstances, your Plan is required to credit you with 501 hours, even though you didn't actually work 501 hours. This is primarily if you take time off to have, adopt or care for a child for a period immediately following the birth or adoption. You will receive this credit only for the purpose of determining whether you have incurred a break in service and not for receiving additional credit for a contribution or for vesting.

               --------------------------------------------------

                                  ARTICLE VIII

                                  COMPENSATION

               --------------------------------------------------

Throughout this Summary Plan Description, the words "compensation" and "pay" are used to define contribution amounts. For purposes of non-elective discretionary contributions, "Pay" or "Compensation" means the total wages as paid to you by your Employer as reported to you on Form W-2 for the plan year. For purposes of salary deferral contributions, "Pay" or "Compensation" means the total wages as paid to you by your Employer as reported to you on Form W-2 for the pay period. For purposes of matching contributions, "Pay" or "Compensation" means the total wages as paid to you by your Employer as reported to you on Form W-2 for the plan year.

Compensation includes deferred compensation which is not includable in your gross taxable income such as a Cafeteria plan, 401(k) deferrals, SEP deferrals, certain Transportation fringe benefits, Tax-Deferred Annuities, or Governmental Deferred Compensation Plans.

In no event shall Compensation in excess of $200,000 (as adjusted for changes in the Consumer Price Index: $200,000 for 2003) be taken into account for any Participant in this Plan.

For purposes of non-elective discretionary contributions, your Compensation for the first Plan Year in which you participate shall be your Compensation from the Employer for the 12 month period ending in the initial year of participation. For purposes of Matching Contributions, your compensation for the first Plan Year in which you participate shall be your Compensation from the Employer for the 12 month period ending in the initial year of participation.

               --------------------------------------------------

                                   ARTICLE IX

                              PARTICIPANT ACCOUNTS

                -------------------------------------------------

Under the 401(k) Savings Plan, the money you deposit and any Employer Contributions are placed into investment accounts, which are credited with gains and losses at each Valuation Date. The Valuation Date for your 401(k) Plan occurs daily for investment Accounts over which you have control and on the last day of every month for Accounts your Employer controls.

While it is contemplated that the Trust Fund will be valued by the Trustee and allocations made only on the Valuation Date, at any time that the Plan's valuations are not performed on a daily basis, should it be necessary to make distributions and the Plan Administrator, in good faith determines that, because of (i) an extraordinary change in general economic conditions, (ii) the occurrence of some casualty materially affecting the value of the Trust Fund or a substantial part thereof, or (iii) a significant fluctuation in the value of the Trust Fund has occurred since the immediately preceding Valuation Date, the Plan Administrator may, in his sole discretion, to prevent the distribution of a substantially greater or lesser amount based on current values, cause a re-valuation of the Trust Fund to be made and a reallocation of the interests therein as of the special Valuation Date. The Plan Administrator's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.

Separate Accounts are set up for each different type of money, for example:
401(k) deposits, Matching, discretionary, rollover, in-kind rollover, Employer Contributions (if any), Qualified Non-Elective Contributions and Qualified Matching Contributions because there are different Plan and IRS rules for each type of contribution.

FORFEITURES:

Forfeitures of Employer discretionary contributions will be applied to reduce administrative expenses of the Plan, then any remaining Forfeitures will supplement Non-Elective Contributions. Forfeitures of Matching Contributions will be applied to reduce administrative expenses of the Plan, then any remaining Forfeitures will supplement Matching Contributions. "Forfeitures" are amounts which could not be paid to Terminated Participants because they were not 100% vested when they separated from service with the Employer.

In order to share in the allocation of forfeitures, you must be eligible to receive an allocation of the respective type of contribution.

If you are eligible to share in the Forfeiture allocation, your portion will be credited to your account the last day of the Plan Year. Forfeitures will be determined on the last day of the Plan Year in which a Participant's benefit is distributed.

Your share of the Forfeitures of Employer Non-Elective Contributions will be allocated in the same manner that the Employer Non-Elective Contributions were allocated to you.

Your share of the Forfeitures of Matching Contributions will be allocated to you in proportion to Matching Contributions.

ROLLOVER ACCOUNTS:

Your Plan allows employees who had retirement accounts with a previous Employer to directly transfer or rollover the previous account balance to your Plan even if they are not Participants in this plan. This is a segregated "Rollover" account and it is always 100% vested. If you are making a rollover instead of a direct transfer, in order to avoid taxes on your "Rollover" money, you must complete the rollover from your old plan to this Plan within 60 days after receiving the money.

INVESTMENTS:

Your Plan offers several investment options and you may instruct the Trustees how you would like to invest the funds in your Accounts.

Contact your Plan Administrator for information concerning the investment options which are currently available.

CREDITING YOUR ACCOUNTS WITH GAIN OR LOSS:

Each investment account is credited with investment gain or loss as of each Valuation Date. Earnings or losses are allocated on the basis of the ratio your Account balance bears to the total Account balances of all Participants in the same investment. You are then credited with that percentage of earnings or losses. When you receive a distribution from the Plan, the Plan Administrator must first establish the value of your account. The date of this special valuation is the Distribution Determination Date. If the Distribution Determination Date is any date other than a Valuation Date, the value of your Account will be adjusted for the actual gain or loss from the prior Valuation Date to the date of distribution. (See Article II for Valuation Date.)

               --------------------------------------------------

                                    ARTICLE X

                   DISTRIBUTIONS AND BENEFITS UNDER YOUR PLAN

               --------------------------------------------------

HARDSHIP DISTRIBUTION OF SALARY DEFERRAL AMOUNTS:

If you have not terminated employment, you may request a distribution of salary deferral amounts in the event of financial hardship. Financial hardship might result from your own, your spouse's or your dependent's medical expenses, expenses in purchasing a principal residence (excluding mortgage payments), the cost of tuition and related educational fees for the next 12 months of post-secondary education for yourself or your spouse or dependents, or to prevent your eviction or the foreclosure on the mortgage of your principal residence.

The amount of your Hardship Distribution cannot exceed the amount needed to meet the immediate financial hardship. In addition, the distribution will be limited to the amount of your 401(k) contributions (no investment income).

If you receive a Hardship Distribution, you will not be permitted to make any 401(k) contributions for the 6-month period following the date of your Hardship Distribution.

For example, let's say that you took a hardship withdrawal on July 1, 2003, and during 2003, you deposited $5,000 in elective deferrals. You can't make any 401(k) contributions until January 1, 2004.

IN-SERVICE DISTRIBUTIONS:

An In-Service Distribution is one that you receive while you are actively employed. The primary purpose of the Plan is to provide benefits to you upon your retirement; however, you may request an In-Service Distribution of all or a portion of some of your accounts as listed below:

Other Accounts:

In-Service Distributions are allowed on account of Hardship based on the Plan's Hardship provisions.

In-Service distributions may be taken from all of your accounts except Salary Deferrals, Matching Contributions, Qualified Non-Elective Contributions and Qualified Matching Contributions to the extent they have been used to pass the ADP or ACP test, until you have reached age 59.5.

NORMAL RETIREMENT BENEFITS:

You will reach the Plan's Normal Retirement Age when you reach age 65.

Your Normal Retirement Date is the date you reach Normal Retirement Age.

At your Normal Retirement Age, you will be fully vested in your Employer Contribution Account.

Payment of your benefits will begin as soon as practicable following your retirement. (See Article XI, Benefit Payment Options.)

LATE RETIREMENT BENEFITS:

If you decide to work past your Normal Retirement Date, you can defer payment of your benefits until your Retirement Date. Payment of your Retirement benefits will commence as soon as practicable following your late retirement date.


DEATH BENEFITS:

Should you die before termination of your employment, your spouse or Beneficiary will be entitled to a percentage of your account balance based on the Plan's vesting schedule.

If you are married at the time of your death, your spouse will be the Beneficiary of your death benefits, unless you otherwise elect in writing on a form to be furnished to you by the Plan Administrator. IF YOU WISH TO DESIGNATE A BENEFICIARY OTHER THAN YOUR SPOUSE AS YOUR BENEFICIARY, YOUR SPOUSE MUST CONSENT TO WAIVE HIS/HER RIGHT TO RECEIVE DEATH BENEFITS UNDER THE PLAN. YOUR SPOUSE'S CONSENT MUST BE IN WRITING AND WITNESSED BY A NOTARY OR A PLAN REPRESENTATIVE.

If your spouse has consented to a valid waiver of any rights to the death benefit, or your spouse cannot be located, or you are single at the time of your death, then your death benefit will be paid to any Beneficiary you may choose. The Plan Administrator will supply you with a Beneficiary designation form.

Since your spouse has certain rights under your Plan, you should immediately inform the Plan Administrator of any changes in your marital status.

DISABILITY BENEFITS:

Should you become permanently disabled while a Participant under this Plan, you will receive a percentage of your Account balance based on the Plan's vesting schedule. "Disability" means a medically determinable physical or mental impairment which may be expected to result in death or to last at least a year and which renders you incapable of performing your duties with your Employer. A determination of disability will be made by the Plan Administrator in a uniform, nondiscriminatory manner on the basis of medical evidence.

If it is determined you are disabled, your payments will begin as soon as practicable following your disability retirement.

BENEFITS UPON TERMINATION:

If your employment is terminated for any reason other than those set out above, you will be entitled to that portion of your Employer Accounts in which you are vested.

"Vesting" refers to the percentage of your Account balance you are entitled to at any point in time. For each year you remain a Participant in the Plan, you may become vested with a higher percentage of your Employer account balance. (See Vesting, Article VI.)

If your benefit is over $5,000.00, you may at your option, request the Plan Administrator to distribute your benefit to you before your retirement date. However, the value of your Account will be determined as soon as practical following your termination. You will receive payment of your benefits as soon as practical after that date. If your benefit is $5,000.00 or less, the Plan Administrator may distribute your benefit early. No consent is needed for distributions of $5,000.00 or less.


DISTRIBUTIONS DUE TO A DOMESTIC RELATIONS ORDER:

In general, contributions made by you or your Employer for your retirement are not subject to alienation. This means they cannot be sold, used as collateral for a loan, given away or otherwise transferred. They are not subject to the claims of your creditors. However, they may be subject to claims under a Qualified Domestic Relations Order (QDRO).

The Administrator may be required by law to recognize obligations you incur as a result of court ordered child support or alimony payments. The Administrator must honor a "Qualified Domestic Relations Order" which is defined as a decree or order issued by a court that obligates you to pay child support or alimony, or otherwise allocates a portion of your assets in the Plan to your spouse, child or other dependent. If a QDRO is received by the Administrator, all or portions of your benefits may be used to satisfy the obligation. It is the Plan Administrator's responsibility to determine the validity of a QDRO.

Distributions pursuant to a Qualified Domestic Relations Order are permitted on or after the date a Domestic Relations Order is determined to be a Qualified Domestic Relations Order, even if the Participant continues to be employed and has not attained the "earliest possible retirement age" pursuant to section 414(p) of the Code.

For this purpose, the "earliest possible retirement age" under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age 50, or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

Participants and Beneficiaries can obtain, without charge, from the Plan Administrator, a copy of the Plan's procedures governing Qualified Domestic Relation's Orders.

TAXATION OF DISTRIBUTIONS:

The benefits you receive from the Plan will be subject to ordinary income tax in the year in which you receive the payment, unless you defer taxation by a "rollover" of your distribution into another qualified plan or an IRA. Also, in certain situations, your tax may be reduced by special tax treatment such as "10-year forward averaging."

VERY IMPORTANT NOTE: Under most circumstances, if you receive a distribution from this Plan, twenty percent (20%) of your distribution will be withheld for federal income tax purposes, unless you instruct the trustees of this Plan to DIRECTLY transfer your distribution into another qualified plan or an IRA. You must give these instructions to the trustees no more than 90 days before the date you receive the payment. Also, unless you sign a waiver form, the trustees must wait at least 30 days after receiving your instructions before making the payment, to allow you time to change your decision, unless you waive the waiting period. The Plan Administrator can provide you with the waiver form.

In addition to ordinary income tax, you may be subject to a 10% tax penalty if you receive a "premature" distribution. If you receive a distribution upon terminating employment before age 55 and you don't receive the payment as a life annuity, you will be subject to the 10% penalty, unless you roll over your payment. If you take a hardship withdrawal before age 59-1/2, the withdrawal will usually be subject to the 10% penalty. But, there is no penalty for payments due to your death or disability.

As the rules concerning "rollovers" and the taxation of benefits are complex, please consult your tax advisor before making a withdrawal or requesting a distribution from the Plan. As required by law the Plan Administrator will provide you with a brief explanation of the rules concerning "rollovers".

               --------------------------------------------------

                                   ARTICLE XI

                             BENEFIT PAYMENT OPTIONS

               --------------------------------------------------

There is one form of payment under your Plan, a lump sum distribution. Your distribution will be in the form of a lump-sum distribution of your total Account balances.

The Plan Administrator may delay payment to you for a reasonable time for administrative convenience. However, unless you choose to defer receipt of your distribution, the Plan must begin your payments within 60 days after the close of the Plan Year following the latest of:

    (a) the date on which you reached your Normal Retirement Age;

    (b) the 10th anniversary of the year in which you became a Participant in the Plan; or

    (c) the date you terminated employment with the Employer.

Under certain circumstances, the law requires that your distributions begin no later than April 1 of the year following the date you reach age 70-1/2 (the date six months after your 70th birthday). Your Plan Administrator will contact you if you are affected by this requirement.

TIME OF DISTRIBUTION:

The payment of your benefits under the Plan shall be made at your election within a reasonable period following the distribution date.

DISTRIBUTION DATE:

If you terminate employment prior to your death, disability or retirement your distribution date shall be as soon as practical following your termination, based on your Accounts value on the preceding Valuation Date.

If you terminate employment as a result of death, disability or retirement, your distribution date shall be as soon as practical following your termination, based on your Accounts value on the preceding Valuation Date.

If you have an Elective Account, Voluntary Account or Segregated Account attributable to a rollover contribution from another Plan, the distribution date for these Accounts shall be as soon as practical following your termination, based on your Accounts value on the preceding Valuation Date.

               --------------------------------------------------

                                   ARTICLE XII

                                 TOP-HEAVY RULES

               --------------------------------------------------

A Plan becomes Top-Heavy when the total of the Key Employees' Account balances make up more than 60% of the total of all Account balances in the Plan. Key Employees are certain highly compensated officers or owners/shareholders.

If your Plan is Top-Heavy, Plan participants who are not "Key Employees" must receive a minimum contribution. This minimum contribution is the smaller of the percentage of pay contributed by the Employer to Key Employees, or 3% of your Compensation. If the Employer Contribution allocated to your Account for the Top-Heavy year is equal to or more than this minimum contribution, no additional Employer Contribution would be needed to meet the Top-Heavy rules.

               --------------------------------------------------

                                  ARTICLE XIII

                            PARTICIPANT LOAN PROGRAM

               --------------------------------------------------

Pursuant to the terms of Southwest Community Bank 401(k) Plan and Southwest Community Bank 401(k) Plan Trust, the Trustee has adopted a participant loan program as part of such Plan and Trust. The program is intended to comply with Labor Regulation 2550.408b-1, and Proposed Internal Revenue Regulation sec 1.72(p)-1. Loans will be made pursuant to the terms of the Plan and Trust and the following provisions of this Participant Loan Program.

The Loan Program procedures are being provided to you in a separate document.

               --------------------------------------------------

                                   ARTICLE XIV

                                  MISCELLANEOUS

               --------------------------------------------------

PROTECTION OF BENEFITS:

Except for the requirements of a Qualified Domestic Relations Order, your Plan benefits are not subject to claims, indebtedness, execution, garnishment or other similar legal or equitable process. Also, you cannot voluntarily (or involuntarily) assign your benefits under this Plan. See Distributions due to a Domestic Relations Order in Article X.

AMENDMENT AND TERMINATION:

The Employer has reserved the right to amend or terminate your Plan. However, no amendment can take away any benefits you have already earned. If your Plan is terminated, you will be entitled to the full amount in your Account as of the date of termination, regardless of the percent you are vested at the time of termination.

PENSION BENEFIT GUARANTY CORPORATION:

The Pension Benefit Guaranty Corporation (PBGC) provides plan termination insurance for defined benefit pension plans. In your 401(k) Plan (a defined contribution plan), all of the contributions and investment earnings are allocated to Participants' accounts. PBGC insurance is not needed and does not apply.

CLAIMS:

When you request a distribution of all or any part of your account, you will contact the Plan Administrator who will provide you with the proper forms to make your claim for benefits.

Your claim for benefits will be given a full and fair review. However, if your claim is denied, in whole or in part, the Plan Administrator will provide a written notice of its decision.

THE ADVERSE BENEFIT NOTICE WILL INCLUDE THE FOLLOWING:

      (a)  the specific reason(s) for the denial,

      (b) reference to the specific plan provisions on which the denial is based,

      (c) a description of any additional documentation to perfect your claim and an explanation of why such information is necessary,

      (d) a description of the appeals procedure's applicable time limits and a statement of your rights under ERISA and the steps you can take to enforce them,

      (e) In the case of an adverse benefit determination by a plan providing disability benefits,

           (1) If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol, or other criterion will be provided free of charge to the claimant upon request; or

           (2) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the plan to the claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request.

      (f) The following additional benefit claim review standards shall apply if the disability determination is made by the Plan Administrator instead of out side the Plan by, for instance, the Social Security Administration or a Long Term Disability Plan of the Employer,

           (1) Provide for a review that does not afford deference to the initial adverse benefit determination and that is conducted by an appropriate named Fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual,

           (2) Provide that, in deciding an appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, the appropriate named Fiduciary shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment,

           (3) Provide for the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with your or your Beneficiary's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

           (4) Provide that the health care professional engaged for purposes of a consultation under paragraph (2) of this section shall be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

This notice will be provided to you within a reasonable period of time, but no later than 90 days after the date of your claim for benefits was received.

The Plan Administrator may extend this deadline by up to 90 days if there are special circumstances beyond the control of the Plan that require additional time to process the claim. If a delay occurs, you will be notified in writing before the end of the initial 90-day period and be given a date by which a final determination will be made (not more than 180 days after the receipt of your claim.)

EXCEPTION TO THE 90-DAY NOTIFICATION DEADLINE

An exception to the 90-day notification deadline applies if your claim is for disability benefits. In this case, the plan Administrator shall notify you or your Beneficiary within a reasonable period of time, but not later than 45 days after the date your claim was received.

The Plan Administrator may extend this deadline by up to 30 days if there are special circumstances beyond the control of the Plan that require additional time to process the claim. If a delay occurs, you will be notified in writing before the end of the initial 45-day period.

If, prior to the end of the first 30-day extension period, the Plan Administrator determines that, due to matters beyond the control of the Plan, a decision cannot be made within that extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the Plan Administrator notifies you or your Beneficiary, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Plan expects to render a decision.

In the case of any extension under a claim for disability benefits, the notice of extension will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on your claim, and the additional information needed to resolve those issues. Further, you will be given at least 45 days within which to provide the specified information.

If you or your beneficiary does not file an appeal within the 60-day period, the denial will stand. If you do file an appeal within the 60 days, your Employer will review the facts and hold hearings, if necessary, in order to reach a final decision. Your Employer's decision will be made within 60 days of receipt of the notice of your appeal, unless an extension is needed due to special circumstances. In any event, your Employer will make a decision within 120 days of the receipt of your appeal.

Article XV, STATEMENT OF ERISA RIGHTS, describes the protection you have under ERISA and the steps you can take to enforce these rights.

               --------------------------------------------------

                                   ARTICLE XV

                            STATEMENT OF ERISA RIGHTS

               --------------------------------------------------

As a participant in Southwest Community Bank 401(k) Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan participants shall be entitled to:

    (a) examine, without charge, at the Plan Administrator's office copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions,

    (b) obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator (the Administrator may make a reasonable charge for the copies),

    (c) receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

    (d) obtain a statement telling you whether you have a right to receive a retirement benefit at Normal Retirement Age and if so, what your benefits would be at Normal Retirement Age if you stop working under the Plan now. If you do not have a right to a benefit, the statement will tell you how many more years you have to work to get a right to a benefit. This statement must be requested in writing and is not required to be given more than once a year. The Plan must provide the statement free of charge.

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer may fire you or otherwise discriminate against you in any way to prevent you from obtaining a retirement benefit or exercising your rights under ERISA.

If your claim for a retirement benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. In addition, if you disagree with the plan's decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in federal court.

If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or your rights under ERISA, or if you need assistance in obtaining documents from the plan administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

--------------------------------------------------------------------------------

                      SOUTHWEST COMMUNITY BANK 401(k) PLAN

                            SUMMARY PLAN DESCRIPTION

--------------------------------------------------------------------------------

Effective: January 1, 2003

                      SOUTHWEST COMMUNITY BANK 401(k) PLAN

                            SUMMARY PLAN DESCRIPTION

                                TABLE OF CONTENTS

 ARTICLE   DESCRIPTION                                  PAGE

I          INTRODUCTION                                   1

II         GENERAL INFORMATION ABOUT THE PLAN             2

III        PARTICIPATION IN YOUR PLAN                     4

IV         EMPLOYEE CONTRIBUTIONS                         6

V          EMPLOYER CONTRIBUTIONS                         9

VI         VESTING                                       11

VII        SERVICE RULES                                 12

VIII       COMPENSATION                                  13

IX         PARTICIPANT ACCOUNTS                          14

X          DISTRIBUTIONS AND BENEFITS UNDER YOUR PLAN    16

XI         BENEFIT PAYMENT OPTIONS                       19

XII        TOP-HEAVY RULES                               20

XIII       PARTICIPANT LOAN PROGRAM                      21

XIV        MISCELLANEOUS                                 22

XV         STATEMENT OF ERISA RIGHTS                     25

                      SOUTHWEST COMMUNITY BANK 401(k) PLAN

                        EGTRRA AMENDMENT FOR 401(k) PLANS

                                  AMENDMENT #2

This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment. Where appropriate, the term "Plan" shall mean plan, trust, adoption agreement and GUST Appendix or snap-off attachment.

SECTION 1. PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

[X] Not Applicable

[ ] Effective for plan loans made after December 31, 2001, Plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

SECTION 2. LIMITATIONS ON CONTRIBUTIONS

This section shall be effective for Limitation Years beginning after December 31, 2001.

Maximum Annual Additions

Except to the extent permitted under section 11 of this amendment and section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant's account under the plan for any Limitation Year shall not exceed the lesser of:

         (a) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

         (b) One hundred (100%) percent of the Participant's compensation, within the meaning of section 415(c)(3) of the Code, for the Limitation Year.

SECTION 3. INCREASE IN COMPENSATION LIMIT

The "annual compensation" of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. "Annual compensation" means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

[X] Effective for Plan Years beginning after December 31, 2001

[ ] Effective for Plan Years beginning after December 31, 2002

SECTION 4. MODIFICATION OF TOP-HEAVY RULES

This section shall apply for Plan Years beginning after December 31, 2001.

Definition of Key Employee.

"Key Employee" shall mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having "annual compensation" greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, "annual compensation" means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

Determination of Top-Heavy Status.

The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, severance from employment, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

Minimum Contributions

[X] Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under this Plan or, if this Plan provides that the minimum contribution requirement shall be met in another plan, such matching contributions shall apply towards the minimum in such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

[ ] Employer matching contributions shall not be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code. Such minimum contribution requirements shall be satisfied from other Employer contributions.

Contributions under Other Plans.

The Employer may provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met).

[X] Not Applicable - no other plan or Top-Heavy minimum provided in this Plan.

[ ] ______________________________________
Name of other plan to which Top-Heavy minimum shall be made

[ ] Other:  ________________________________________
(Must preclude Employer discretion.)

The Top-Heavy requirements of section 416 of the Code and of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

SECTION 5. CONTRIBUTIONS

[ ] Not Applicable - The Plan does not provide Employer matching contributions.

[ ] This section shall apply to Participants with account balances derived from Employer matching contributions and who complete an hour of service under the plan in a plan year beginning after December 31, 2001.

[X] This section shall apply to all Participants with account balances derived from Employer matching contributions.

Vesting schedule.

A Participant's account balance derived from Employer matching contributions shall vest as provided below. If the vesting schedule for Employer matching contributions in Option 3 or 4 below is elected, each Participant who has completed three or more years of service may elect within a reasonable period after the adoption of this amendment to have his nonforfeitable percentage computed without regard to such change. The period during which the election may be made shall commence with the date this amendment is adopted or deemed to be made and shall end on the latest of sixty days after:

         (i) the amendment is adopted;

         (ii) the amendment becomes effective; or

         (iii) the Participant is issued written notice of the amendment by the Employer or plan administrator.

Vesting of Employer Matching Contributions:

[ ] Option 1. A Participant's account balance derived from Employer matching contributions shall be fully and immediately vested.

[ ] Option 2. A Participant's account balance derived from Employer matching contributions shall be nonforfeitable upon the Participant's completion of three years of vesting service.

[ ] Option 3. A Participant's account balance derived from Employer matching contributions shall vest according to the following schedule:

Years of vesting service                      Nonforfeitable percentage
           2                                              20
           3                                              40
           4                                              60
           5                                              80
           6                                             100

[X] Option 4. A Participant's account balance derived from Employer matching contributions shall vest according to the following that must be at least as favorable as Option 3 above:

Years of vesting service                      Nonforfeitable percentage
           1                                            20.000
           2                                            40.000
           3                                            60.000
           4                                            80.000
           5                                           100.000

[ ] Option 5. Not Applicable, use plan vesting schedule which is at least as favorable as Option 3.

SECTION 6. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

This section shall apply to distributions made after December 31, 2001.

Modification of Definition of Eligible Retirement Plan.

For purposes of the direct rollover provisions of the plan, an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the Alternate Payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

Modification of Definition of Eligible Rollover Distribution.

[X] Not Applicable - Plan does not permit after-tax employee contributions.

[ ] For purposes of the direct rollover provisions of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) or the Code, or to a qualified defined contribution plan account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

SECTION 7. ROLLOVERS FROM OTHER PLANS

[ ] Not Applicable

[X] In addition to the Participant rollover contributions and/or direct rollovers already accepted by the Plan, effective 01/01/2002 (Enter a date no earlier than January 1, 2002), the Plan will accept:

Direct Rollovers:

The Plan will accept a direct rollover of an Eligible Rollover Distribution from: (Check each that applies or none.)

[X] a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions.

[ ] a qualified plan described in section 401(a) or 403(a) of the Code, including after-tax employee contributions.

[X] an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions.

[X] an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from Other Plans:

The plan will accept a Participant contribution of an Eligible Rollover Distribution from: (Check each that applies or none.)

[X] a qualified plan described in section 401(a) or 403(a) of the Code.

[X] an annuity contract described in section 403(b) of the Code.

[X] an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from IRAs:

The Plan: (Choose one.)

[X] will
[ ] will not

accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the code that is eligible to be rolled over and would otherwise be includible in gross income.

SECTION 8. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH OUTS

[ ] Not Applicable. No involuntary cash out

[ ] The Employer elects to maintain the Plan provision including the Participant's rollover contributions in determining the value of the Participant's non-forfeitable account balance for purposes of the Plan's involuntary cash-out rules.

[X] The Employer elects to exclude a Participant's rollover contributions in determining the value of the Participant's non-forfeitable account balance for purposes of the Plan's involuntary cash-out rules. The value of a Participant's non-forfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the Participant's non-forfeitable account balance as so determined is less than the Involuntary Cash Out threshold specified in the Plan, the Trustee shall immediately distribute the Participant's entire non-forfeitable account balance. This election shall apply with respect to distributions made after:

01/01/2002 (Enter a date no earlier than December 31, 2001.)

with respect to Participants who separated from service after:

01/01/1998 (Enter date. The date may be earlier than December 31, 2001.)

SECTION 9. REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation section 1.401(m)-2 shall not apply to the Plan for Plan Years beginning after December 31, 2001.

SECTION 10. ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION

No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under section 11 of this amendment and section 414(v) of the Code, if applicable.

SECTION 11. CATCH-UP CONTRIBUTIONS

All Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of sections 402(g), 408(p) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason for the making of such catch-up contributions.

Catch-up Contributions: (Choose one.)

[X] shall apply to contributions after 12/31/2001. (Enter December 31, 2001 or a later date.)

[ ] shall not apply.

SECTION 12. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

[ ] Not Applicable - no Hardship Distributions permitted.

[ ] Not Applicable - maintain existing Hardship Distribution rules. Retains 12 month suspension rule. (May not be selected by Safe Harbor 401(k) plans.)

[X] A Participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this Plan and all other plans of the Employer for 6 months after receipt of the distribution. A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the Employer for the period specified below.

Suspension Period for Hardship Distributions: (Choose one.)

[ ] A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this Plan and all other plans of the Employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

[X] A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this Plan and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of elective deferrals that were in effect prior to this amendment.

SECTION 13. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

[ ] This section shall not apply.

[X] This section shall apply for distributions and severances from employment occurring after 01/01/2002 (Enter a date no earlier than December 31, 2001.)

New distributable event. A Participant's elective deferrals, qualified non-elective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Distribution Upon Severance from Employment, shall apply for distributions:
(Choose one.)

[X] regardless of when the severance from employment occurred.

[ ] for severances from employment occurring after ___/___/_____. (Enter date.)

                                    * * * * *

The Employer hereby adopts this as evidenced by the foregoing this _____ day of _________, ____.

EMPLOYER:
Southwest Community Bank

________________________________
Frank J. Mercardante

                                    ARTICLE 1

                                  INTRODUCTION

         1.1 CREATION AND TITLE. The Employer and the undersigned Trustee(s) hereby create a Trust to be known by the name set forth in the Adoption Agreement and shall be subject to the terms of the Plan as designated in such agreement. All terms used herein have the same meaning as described in the DATAIR Mass-Submitter Prototype Defined Contribution Plan.

         1.2 EFFECTIVE DATE. The provisions of this Trust shall be effective as of the Effective Date set forth in the Adoption Agreement.

         1.3 PURPOSE. The Plan and this Trust are established for the purpose of providing retirement benefits to Eligible Employees in accordance with the Plan and the Adoption Agreement.

         1.4 PLAN ADMINISTRATION. The Plan shall be administered by the Administrative Committee (the "Committee"). The Committee and its representatives act in accordance with the rights, powers, duties, and discretion delegated to it by the Employer under the Plan.

                                    ARTICLE 2

                                     TRUSTEE

         2.1 ACCEPTANCE OF TRUST. The Trustee, by joining in the execution of the Adoption Agreement to the Plan, and this Trust Agreement, agrees to act in accordance with the express terms and conditions hereof.

         2.2 TRUSTEE CAPACITY - CO-TRUSTEES. The Trustee may be a bank, trust company or other corporation possessing trust powers under applicable state or federal law, or, one or more individuals or any combination thereof. When there are two or more Trustees, they may allocate specific responsibilities, obligations, or duties among themselves by their written agreement. An executed copy of such written agreement shall be delivered to and retained by the Plan Administrator. Unless otherwise elected by the Employer in the Adoption Agreement, any action taken by the Trustees shall be taken at the direction of a majority of such Trustees, or, if the number of such Trustees is two (2), by unanimous consent.

         2.3 RESIGNATION, REMOVAL, AND SUCCESSORS. Any Trustee may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof; the Employer may waive such notice. The Trustee may be removed by the Employer with or without cause, by tendering to the Trustee a written notice of removal to take effect at a date specified therein.

Upon such removal or resignation of a Trustee, the Employer shall either appoint a successor Trustee who shall have the same powers and duties as those conferred upon the resigning or discharged Trustee, or, if a group of individuals is acting as Trustee, determine that a successor shall not be appointed and the number of Trustees shall be reduced by one (1).

         2.4 CONSULTATIONS. The Trustee shall be entitled to advice of counsel, which may be counsel for the Plan or the Employer, in any case in which the Trustee shall deem such advice necessary. The Trustee shall not be liable for any action taken or omitted in good faith reliance upon the advice of such counsel.

With the exception of those powers and duties specifically allocated to the Trustee by the express terms of the Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan and the Trustee may request, and is entitled to receive, guidance and written direction from the Plan Administrator on any point requiring construction or interpretation of the Plan documents.

         2.5 RIGHTS, POWERS AND DUTIES. The rights, powers, and duties of the Trustee shall be as follows:

             (a) The Trustee shall have exclusive authority, discretion and responsibility for the management and control of the assets of the Trust Fund in accordance with the provisions of the Plan and the Trust and any amendments hereto. The Employer may limit the exclusive authority, discretion, and responsibility of the Trustee by written direction. The duties of the Trustee under the Plan and the Trust shall be determined solely by the express provisions hereof and no other further duties or responsibilities shall be implied. Subject to the terms of the Plan and the Trust, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions or directions of the Employer, the Plan Administrator, a duly designated investment manager, or any other named Fiduciary.

             (b) The Trustee shall have all powers necessary or convenient for the orderly and efficient performance of its duties hereunder, including but not limited to those specified in this Section. The Trustee shall have the power generally to do all acts, whether or not expressly authorized, which the Trustee in the exercise of its Fiduciary responsibility may deem necessary or desirable for the protection of the Trust Fund and the assets thereof.

             (c) The Trustee shall have the power to collect and receive any and all monies and other property due the Plan and to give full discharge and release therefore; to settle, compromise or submit to arbitration any claims, debts or damages due to or owing to or from the Trust Fund; to commence or defend suits or legal proceedings wherever, in the Trustee's judgment, any interest of the Trust Fund requires it; and to represent the Trust Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal.

             (d) The Trustee shall cause any Life Insurance Policies or assets of the Trust Fund to be registered in its name as Trustee and shall be authorized to exercise any and all ownership rights regarding these assets, subject to the terms of the Plan.

             (e) The Trustee may temporarily hold cash balances and shall be entitled to deposit any funds received in a bank account in the name of the Trust Fund in any bank selected by the Trustee, including the banking department of a corporate Trustee, if any, pending disposition of such funds in accordance with the Plan. Any such deposit may be made with or without interest.

             (f) The Trustee shall pay the premiums and other charges due and payable at any time on any Life Insurance Policies, as it may be directed by the Plan Administrator, provided funds for such payments are then available in the Trust. The Trustee shall be responsible only for such funds and Life Insurance Policies as shall actually be received as Trustee, and shall have no obligation to make payments other than from such funds and cash values of Life Insurance Policies.

             (g) If the whole or any part of the Trust Fund shall become liable for the payment of any estate, inheritance, income or other tax which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any monies or other property in its hands for the account of the person whose interest hereunder is so liable. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on instructions from the Plan Administrator.

             (h) The Trustee shall keep a full, accurate, and detailed record of all transactions of the Trust, which the Employer and the Plan Administrator shall have the right to examine at any time during the Trustee's regular business hours. As of the close of each Plan Year, the Trustee shall furnish the Plan Administrator with a statement of account setting forth all receipts, disbursements, and other transactions effected by the Trustee during the year. The Plan Administrator shall promptly notify the Trustee in writing of his approval or disapproval of the account.

The Plan Administrator's failure to disapprove the account within sixty (60) days after receipt shall be considered an approval. Except as otherwise required by law, the approval by the Plan Administrator shall be binding as to all matters embraced in any statement to the same extent as if the account of the Trustee had been settled by judgment or decree of a court of competent jurisdiction under which the Trustee, Employer and all persons having or claiming any interest in the Trust Fund were parties; provided, however, that the Trustee may have its account judicially settled if it so desires.

             (i) The Trustee is hereby authorized to execute all necessary receipts and releases to any parties concerned; and shall be under a duty, upon being advised by the Plan Administrator that the proceeds of any Life Insurance Policies are payable, to give reasonable assistance to the Beneficiary designated therein in collecting such sums as may appear to be due.

             (j) If, at any time, as the result of the death of the Participant there shall be a dispute as to the person to whom payment or delivery of monies or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery or action, retaining the funds or property involved, until such dispute is resolved in a court of competent jurisdiction or the Trustee is indemnified to its satisfaction or has received written direction from the Plan Administrator.

             (k) Anything in this instrument to the contrary notwithstanding, the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become or remain a Participant hereunder, the amount of benefit to which any Participant or Beneficiary shall be entitled hereunder, or the size and type of any Life Insurance Policy to be purchased from any Insurer for any Participant hereunder; all such responsibilities being vested in the Plan Administrator.

         2.6 TRUSTEE INDEMNIFICATION. The Employer shall indemnify and hold harmless the Trustee for and from the assertion or occurrence of any liability to a Participant or Beneficiary for any action taken or omitted by the Trustee pursuant to any written direction to the Trustee from the Employer or the Plan Administrator. Such indemnification obligation of the Employer shall not be applicable to the extent that any such liability is covered by insurance.

         2.7 CHANGES IN TRUSTEE AUTHORITY. If a successor Trustee is appointed, neither an Insurer nor any other person who has previously had dealings with the Trustee shall be chargeable with knowledge of such appointment or such change until furnished with written notice. Until such notice, the Insurer and any other such party shall be fully protected in relying on any action taken or signature presented which would have been proper in accordance with the previous information.

                                    ARTICLE 3

                                   FIDUCIARIES

         3.1 STANDARD OF CONDUCT. The duties and responsibilities of the Trustee with respect to the Plan shall be discharged (a) in a non-discriminatory manner;
(b) for the exclusive benefit of Participants and their Beneficiaries; (c) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and
(f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.

         3.2 INDIVIDUAL FIDUCIARIES. At any time that a group of individuals is acting as Trustee, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. Such persons shall be appointed by the Employer and may or may not be Participants, or Employees of the Employer. Unless otherwise elected by the Employer in the Adoption Agreement, any action taken by a group of individuals acting as Trustee shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.

         3.3 DISQUALIFICATION FROM SERVICE. No person shall be permitted to serve as a Fiduciary, custodian, counsel, agent or employee of the Plan or as a consultant to the Plan who has been convicted of any of the criminal offenses specified in the Act.

         3.4 BONDING. Except as otherwise permitted by law, each Fiduciary or person who handles funds or other property or assets of the Plan shall be bonded in accordance with the requirements of the Act.

         3.5 PRIOR ACTS. No Fiduciary shall be liable for any acts occurring prior to the period of time during which the Fiduciary was actually serving in such capacity with respect to the Plan.

         3.6 INSURANCE AND INDEMNITY. The Employer may purchase or cause the Trustee to purchase and keep current as an authorized expense liability insurance for the Plan, its Fiduciaries, and any other person to whom any financial responsibility with respect to the Plan and Trust is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the duties, responsibilities and obligations under the Plan and under the Act; provided, that any such insurance policy purchased with Plan assets permits subrogation by the Insurer against the Fiduciary in the case of breach by such Fiduciary.

Unless otherwise determined and communicated to affected parties by the Employer, the Employer shall indemnify and hold harmless each such person, other than a corporate trustee, for and from any such liabilities, costs and expenses which are not covered by any such insurance, except to the extent that any such liabilities, costs or expenses are judicially determined to be due to the gross negligence or willful misconduct of such person. No Plan assets may be used for any such indemnification.

         3.7 EXPENSES. Expenses incurred by the Trustee in the administration of the Trust, including fees for legal services rendered, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, and all other proper charges and expenses of the Trustee and of his agents and counsel shall be paid by the Employer, or at its election at any time or from time to time, may be charged against the assets of the Trust, but until so paid shall constitute a charge upon the assets of the Trust.

The Trustee shall have the authority to charge the Trust Fund for its compensation and reasonable expenses unless paid or contested by written notice by the Employer within sixty (60) days after mailing of the written billing by the Trustee. All taxes of any and all kinds whatsoever which may be levied or assessed under existing or future laws upon the assets of the Trust or the income thereof shall be paid from such assets. Notwithstanding the foregoing, no compensation shall be paid to any Employee for services rendered under the

Plan and Trust as a Trustee.

         3.8 AGENTS, ACCOUNTANTS AND LEGAL COUNSEL. The Trustee shall have authority to employ suitable agents, custodians, investment counsel, accountants, and legal counsel who may, but need not, be legal counsel for the Employer. The Trustee shall be fully protected in acting upon the advice of such persons. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless the Trustee has been indemnified to the Trustee's satisfaction for any fees, costs, and expenses to be incurred in connection therewith.

         3.9 INVESTMENT MANAGER. The Employer may employ as an investment manager or managers to manage all or any part of the Trust Fund any (a) investment advisor registered under the Investment Advisors Act of 1940; (b) bank as defined in said Act; or (c) insurance company qualified to perform investment management services in more than one state. Any investment manager shall have all powers of the Trustee in the management of such part of the Trust Fund, including the power to acquire or dispose of assets.

In the event an investment manager is so appointed, the Trustee shall not be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that part of the Trust Fund that is subject to the management of the investment manager. The Employer shall notify the Trustee in writing of any appointment of an investment manager, and shall provide the Trustee with the investment manager's written acknowledgment that it is a Fiduciary with respect to the Plan.

         3.10 FINALITY OF DECISIONS OR ACTS. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Trustee made or done in good faith upon any matter within the scope of authority and discretion of the Trustee shall be final and binding upon all persons. In the event of judicial review of actions taken by any Fiduciary within the scope of his duties in accordance with the terms of the Plan and Trust, such actions shall be upheld unless determined to have been arbitrary and capricious.

         3.11 CERTAIN CUSTODIAL ACCOUNTS AND CONTRACTS. The term "Trustee" as used herein will also include a person holding the assets of a custodial account, an annuity contract or other contract which is treated as a qualified trust pursuant to section 401(f) of the Code and references to the Trust Fund shall be construed to apply to such custodial account, annuity contract or other contract.

                                    ARTICLE 4

                                  TRUST ASSETS

         4.1 TRUSTEE EXCLUSIVE OWNER. All assets held by the Trustee, whether in the Trust Fund or Segregated Funds, shall be owned exclusively by the Trustee and no Participant or Beneficiary shall have any individual ownership. Participants and their Beneficiaries shall share in the assets of the Trust, its net earnings, profits, and losses, only as provided in this Plan.

         4.2 INVESTMENTS. The Trustee shall invest and reinvest the Trust Fund, without distinction between income or principal, in one or more of the following ways as the Trustee shall from time to time determine:

             (a) The Trustee may invest the Trust Fund or any portion thereof in obligations issued or guaranteed by the United States of America or of any instrumentalities thereof, or in other bonds, notes, debentures, mortgages, preferred or common stocks, options to buy or sell stocks or other securities, mutual fund shares, limited partnership interests, commodities, real estate or any interest therein, or in such other property, real or personal, as the Trustee shall determine.

             (b) The Trustee may cause the Trust Fund or any portion thereof to be invested in a common trust fund established and maintained by a national or other bank regulated by the Federal Deposit Insurance Corporation, for the collective investment of fiduciary funds even though the bank is acting as the Trustee or investment manager; provided such common trust fund is a qualified trust under the applicable section of the Code, or corresponding provisions of future federal Internal Revenue laws and is exempt from income tax under the applicable section of the Code. In the event any assets of the Trust Fund are invested in such a common trust fund, the Declaration of Trust creating such common trust fund, as it may be amended from time to time, shall be incorporated into this Trust by reference and made a part hereof.

Further, all or any portion of the assets subject to this Trust Agreement may be invested in any collective investment fund maintained exclusively for the investment of assets of (i) exempt, qualified employee benefit trusts and (ii) collective investment funds consisting exclusively of assets of such qualified trust. The assets so invested shall be subject to all the provisions of the instrument establishing such collective investment fund, as such instrument may be amended from time to time. Such instrument, as amended from time to time is hereby incorporated and made a part of this Trust Agreement and it shall control notwithstanding any contrary provision of this Trust Agreement or the Plan.

             (c) The Trustee may deposit any portion of the Trust Fund in savings accounts in federally insured banks or savings and loan associations or invest in certificates of deposit issued by any such bank or savings and loan association. The Trustee may retain, without liability for interest, any portion of the Trust Fund in cash balances pending investment thereof or payment of expenses.

             (d) The Trustee may buy and sell put and call options, covered or uncovered, engage in spreads, straddles, ratio writing and other forms of options trading, including sales of options against convertible bonds, and sales of Standard & Poor futures contracts, and trade in and maintain a brokerage account on a cash or margin basis.

             (e) The Trustee may invest any portion or all of the assets of the Trust Fund which are attributable to the vested and non-forfeitable interest in the Accounts of a Participant in the purchase of group or individual Life Insurance Policies issued on the life of the Participant or someone in whom the Participant has an insurable interest and for the benefit of the Participant with the consent of the Participant, subject to the following conditions, as they are represented by the Plan Administrator:

                      (i) If "Ordinary Life Insurance Policies" are used, the
             aggregate life insurance premiums must be less than one-half (1/2) of the aggregate Employer contributions and Forfeitures allocated to the Participant's Account at any particular time, without regard to Trust earnings, capital gains and losses. For purposes of this Trust, the term "Ordinary Life Insurance Policies" shall mean Life Insurance Policies with both non-decreasing death benefits and non-increasing premiums.

                      (ii) The aggregate Premiums paid for Life Insurance
             Policies on the life of any Participant or someone in whom the Participant has an insurable interest which are either term, universal or any other contracts which are not ordinary whole life policies shall not at any time exceed twenty-five (25%) percent of the aggregate amount of Employer contributions and Forfeitures which have been allocated to the Accounts of such Participant.

                      (iii) The sum of one-half of the aggregate premiums for
             ordinary whole Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five (25%) percent of the aggregate amount of Employer Contributions and forfeitures which have been allocated to the Accounts of such Participant.

                      (iv) If the Plan permits in-service distributions to a
             Participant prior to his Normal Retirement Date in accordance with
             Section 2.5.6(a) or (b) the amount which may be distributed to the Participant may be applied to the purchase of Life Insurance Policies.

             (f) The Trustee may invest the Trust Fund or any portion thereof to acquire or hold Qualifying Employer Securities or Real Property; provided, the portion so invested shall not exceed the amount allowed as an investment under the Act. There shall be no limit on the acquisition of Qualifying Employer Securities in an individual account balance plan in which Participants may direct the Trustee to buy Qualifying Employer Securities on their behalf.

             (g) If permitted, the Participant may direct the purchase of life insurance on his life, on the joint lives of the Participant and someone in whom the Participant has an insurable interest, or on the life of someone in whom the Participant has an insurable interest. The amount that can be used to pay life insurance premiums shall be measured as set forth in this Section.

         4.3 ADMINISTRATION OF TRUST ASSETS. Subject to the limitations expressly set forth in the Plan or elsewhere in this Trust, the Trustee shall have the following powers and authority in connection with the administration of the assets of the Trust:

             (a) to hold and administer all contributions made by the Employer to the Trust Fund and all income or other property derived therefrom as a single Trust Fund;

             (b) to manage, control, sell, convey, exchange, petition, divide, subdivide, improve, repair, grant options, sell upon deferred payments, lease without limit as determined for any purpose, compromise, arbitrate or otherwise settle claims in favor of or against the Trust Fund, institute, compromise and defend actions and proceedings, and to take any other action necessary or desirable in connection with the administration of the Trust Fund;

             (c) to vote any stock, bonds, or other securities of any corporation or other issuer; otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such securities; to deposit such stocks or other securities in any voting trusts, or with any protective or like committee, or with the Trustee, or with the depositories designated thereby; to exercise any subscription rights and conversion privileges or other options and to make any payments incidental thereto; and generally to do all such acts, execute all such instruments, take all such proceedings and exercise all such rights, powers and privileges with respect to the stock or other securities or property constituting the Trust Fund as if the Trustee were the absolute owner thereof;

             (d) to apply for and procure, at the election of any Participant, Life Insurance Policies on the life of the Participant or someone in whom the Participant has an insurable interest; to exercise whatever rights and privileges may be granted to the Trustee under such policies, and to cash in, receive and collect such policies or the proceeds therefrom as and when entitled to do so under the provisions thereof;

             (e) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

             (f) to register any investment held in the Trust in the Trustee's own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

             (g) to borrow money for the purposes of the Plan in such amounts and upon such terms and conditions as the Trustee deems appropriate;

             (h) to commingle the assets of the Trust Fund with the assets of other similar trusts which are exempt from income tax, whether sponsored by the Employer, an affiliate of the Employer or an unrelated employer, provided that the books and records of the Trustee shall at all times show the portion of the commingled assets which are part of the Trust; and

             (i) to do all acts whether or not expressly authorized which the Trustee may deem necessary or proper for the protection of the property held hereunder.

         4.4 SEGREGATED FUNDS. Unless otherwise determined by the Trustee not to be prudent, the Trustee shall invest and reinvest each Segregated Fund without distinction between income or principal. Such accounts shall be held for the benefit of the Participant for whom such Segregated Fund is established in accordance with the terms of the Plan and the Segregated Account of the Participant shall be credited with any interest earned in connection with such accounts.

If the Trustee determines that an alternative investment is appropriate, the Trustee may invest the Segregated Fund in any manner permitted with respect to the Trust Fund and such Segregated Fund shall be credited with the net income or loss or net appreciation or depreciation in value of such investments. No Segregated Fund shall share in any Employer contributions or Forfeitures, any net income or loss from, or net appreciation or depreciation in value of, any investments of the Trust Fund, or any allocation for which provision is made in the Plan that is not specifically attributable to the Segregated Fund.

         4.5 INVESTMENT CONTROL OPTION. If the Employer elects in the Adoption Agreement to permit Participants to direct the investment of their Accounts, each Participant may elect to have transferred to a Controlled Account and exercise investment control by appropriate direction to the Trustee with respect to funds in the Trust Fund that do not exceed the balances in his Accounts.

To the extent that the balance in the Participant's Account with respect to which a transfer is to be made includes his share of an Employer contribution that has not been received by the Trustee, such transfer shall not be made until such contribution is received by the Trustee. Funds so transferred to a Controlled Account on behalf of the Participant shall be thereafter invested by the Trustee in such bonds, notes, debentures, commodities, mortgages, equipment trust certificates, investment trust certificates, preferred or common stocks, mutual funds, partnership interests, Life Insurance Policies, including universal life insurance policies, or in such other property, real or personal (other than collectibles), wherever situated, as the Participant shall direct from time to time in writing; provided, however, that the Participant may not direct the Trustee to make loans to himself, nor to make loans to the Employer; and provided further that the Trustee may limit the investment alternatives available to the Participant in a uniform and nondiscriminatory manner.

If it is the intent of the Employer and the Trustee that these investment alternatives meet the requirements of ERISA section 404(c), any such election shall be made by the Participant giving notice thereof to the Trustee as the Trustee deems necessary and such notice shall specify the amount of such funds to be transferred and the Account from which the transfer is to be made. Any such election shall be at the absolute discretion of the individual Participant and shall be binding upon the Trustee. Upon any such election being made, the amount of such funds to be transferred shall be deducted from his Account as appropriate and added to a Controlled Account of the Participant. All dividends and interest thereafter received with respect to such transferred funds, as well as any appreciation or depreciation in his investments, shall be added to or deducted from his Controlled Account.

If the Employer elects to follow ERISA section 404(c), the Plan Administrator, Trustee, or other appropriate Fiduciary shall insure that the Plan provides Participants with the minimum options and information required by ERISA section 404(c) and the Regulations thereunder.

If a Participant wishes to make such an election to transfer funds from the Trust Fund to a Controlled Account as of a date other than a Valuation Date, the Trustee may defer such transfer until the next succeeding Valuation Date, or, in the Trustee's discretion, make such transfer; provided that the Trustee determines that the nature of the assets in the Trust Fund is such that it is feasible and practical to make, as of the date of such transfer, the adjustments to the Participant's Accounts, for which provision is made in the Plan, as if such date is a Valuation Date.

The Trustee shall not have any investment responsibility with respect to a Participant's Controlled Account. In the event that a Participant elects to have any such funds transferred to a Controlled Account and invested in particular securities or assets pursuant to this Section, the Trustee shall not be liable for any loss or damage resulting from the investment decision of the Participant. As of any Valuation Date, the Participant may elect to have all or any portion of any cash contained in his Controlled Account transferred back to the Trust Fund, in which case such cash shall be invested by the Trustee together with other assets held in the Trust Fund. Any such election shall be made by giving notice thereof to the Trustee as the Trustee deems necessary, and the notice shall specify the amount of cash to be transferred.

As of the said Valuation Date, the amount of such funds to be so transferred from the Participant's Controlled Account shall be deducted from the Controlled Account and added to the appropriate Account of the Participant.

                                    ARTICLE 5

                            AMENDMENT AND TERMINATION

         5.1 RIGHT TO AMEND.

             (a) The Employer may at any time or times amend the Plan, Trust, or provisions of the Adoption Agreement, in whole or in part.

             (b) An Employer may amend the trust or custodial account document provided such amendment merely involves the specifications of the names of the Plan, Employer, trustee or custodian, Plan Administrator or other fiduciaries, the trust year, or the name of any pooled trust in which the Plan's trust will participate.

An Employer that has adopted a non-standardized prototype plan will not be considered to have an individually designed plan merely because the Employer amends administrative provisions of the Trust or custodial account document (such as provisions relating to investments and duties of Trustees) so long as the amended provisions are not in conflict with any other provision of the Plan and do not cause the Plan to fail to qualify under Section 401(a) of the Code.

         5.2 MANNER OF AMENDING. Each amendment to the Plan or Trust shall be made by delivering to the Trustee a copy of the resolution of the Employer that sets forth such amendment.

         5.3 LIMITATIONS ON AMENDMENTS. No amendment shall be made to the Plan or the Trust, which:

             (a) directly or indirectly operates to give the Employer any interest whatsoever in the assets of the Trust or to deprive any Participant or Beneficiary of his vested and non-forfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries; or

             (b) increases the duties or liabilities of the Trustee without the Trustee's prior written consent;

         5.4 VOLUNTARY TERMINATION. The Employer may terminate the Plan at any time by delivering to the Trustee an instrument in writing that designates such termination. Following termination of the Plan, the Trust will continue until the Distributable Benefit of each Participant has been distributed.

         5.5 INVOLUNTARY TERMINATION. The Plan shall terminate if (a) the Employer is dissolved or adjudicated bankrupt or insolvent in appropriate proceedings, or if a general assignment is made by the Employer for the benefit of creditors; or (b) the Employer loses its identity by consolidation or merger into one or more corporations or organizations, unless within ninety (90) days after such consolidation or merger, such corporations or organizations elect to continue the Plan. Following termination of the Plan, the Trust will continue until the Distributable Benefit of each Participant has been distributed.

         5.6 WITHDRAWAL BY EMPLOYER. The Employer may withdraw from participation under the Plan without terminating the Trust upon making a transfer of the Trust assets to another Plan, which shall be deemed to constitute an amendment in its entirety of the Trust.

         5.7 POWERS PENDING FINAL DISTRIBUTION. Until final distribution of the assets of the Trust, the Plan Administrator and Trustee shall continue to have all the powers provided under the Plan as are necessary for the orderly administration, liquidation and distribution of the assets of the Trust.

                                    ARTICLE 6

                                   PORTABILITY

         6.1 CONTINUANCE BY SUCCESSOR. In the event of the dissolution, consolidation or merger of the Employer, or the sale by the Employer of its assets, the resulting successor person or persons, firm or corporations may continue the Plan and the Trust by (a) adopting the Plan and the Trust by appropriate resolution; (b) appointing a new Trustee as though the Trustee (including all members of a group of individuals acting as Trustee) had resigned; and (c) executing a proper agreement with the new Trustee. In such event, each Participant in the Plan shall have an interest in the Plan after the dissolution, consolidation, merger, or sale of assets, at least equal to the interest that he had in the Plan immediately before the dissolution, consolidation, merger, or sale of assets. Any Participants who do not accept a position with such successor within a reasonable time shall be deemed terminated. If, within ninety (90) days from the effective date of such dissolution, consolidation, merger, or sale of assets, such successor does not adopt the Plan and the Trust, as provided herein, the Plan shall be deemed involuntary terminated.

         6.2 MERGER WITH OTHER PLAN. In the event of the merger or consolidation with, or transfer of assets or liabilities to, any other deferred compensation plan and trust, each Participant shall have an interest in such other plan which is equal to or greater than the interest which he had in the Plan immediately before such merger, consolidation, or transfer, and, if such other plan thereafter terminates, each Participant shall be entitled to a Distributable Benefit which is equal to or greater than the Distributable Benefit to which he would have been entitled immediately before such merger, consolidation or transfer if the Plan had then been terminated.

         6.3 TRANSFER FROM OTHER PLANS. The Employer may cause all or any of the assets held in connection with any other plan or trust which is maintained by the Employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts to be transferred to the Trustee, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

In addition, the Employer, by appropriate election in the Adoption Agreement, may permit rollover to the Trustee of assets held for the benefit of an Employee in a conduit Individual Retirement Account, a terminated plan of the Employer, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts.

Any such assets so transferred to the Trustee shall be accompanied by written instructions from the employer, or the trustee, custodian or individual holding such assets, setting forth the name of each Employee for whose benefit such assets have been transferred and showing separately the respective contributions by the employer and by the Employee and the current value of the assets attributable thereto. Upon receipt by the Trustee of such assets, the Trustee shall place such assets in a Segregated Fund for the Employee and the Employee shall be one hundred percent (100%) vested and have a non-forfeitable interest in any such assets.

         6.4 TRANSFER TO OTHER PLANS. The Trustee, upon written direction by the Employer, shall transfer some or all of the assets held under the Trust to another plan or trust of the Employer meeting the requirements of the Code relating to qualified plans and trusts, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

In addition, upon the termination of employment of any Participant and receipt by the Plan Administrator of a request in writing, the Participant may request that any distribution from the Trust to which he is entitled shall be transferred to an Individual Retirement Account, an Individual Retirement Annuity, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Upon receipt of any such written request, the Plan Administrator shall cause the Trustee to transfer the assets so directed and, as appropriate, shall direct the Insurer to transfer to the new trustee any applicable insurance policies issued by it.

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1 NO REVERSION TO EMPLOYER. Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

         7.2 EMPLOYER ACTIONS. Any action by the Employer pursuant to the provisions of the Plan shall be evidenced by appropriate resolution or by written instrument executed by any person authorized by the Employer to take such action.

         7.3 PERSONS DEALING WITH TRUSTEE PROTECTED. No person dealing with the Trustee shall be required or entitled to see to the application of any money paid or property delivered to the Trustee, or determine whether the Trustee is acting pursuant to the authorities granted to the Trustee hereunder or to authorizations or directions herein required. The certificate of the Trustee that the Trustee is acting in accordance with the Plan shall protect any person relying thereon.

         7.4 PROTECTION OF THE INSURER. An Insurer shall not be responsible for the validity of the Plan or Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until written notice of a change of Trustee has been received by an Insurer at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.

         7.5 NO RESPONSIBILITY FOR ACT OF INSURER. The Trustee shall not be responsible for, nor liable for instituting action in connection with any of the following:

             (c) the validity of policies or policy provisions;

             (d) the failure or refusal by the Insurer to provide benefits under a policy;

             (e) an act by a person which may render a policy invalid or unenforceable; or

             (f) the inability to perform or a delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

         7.6 INALIENABILITY. The right of any Participant or his Beneficiary in any distribution hereunder or to any separate Account shall not be subject to alienation, assignment or transfer, voluntarily or involuntarily, by operation of law or otherwise, except as may be expressly permitted herein. No Participant shall assign, transfer, or dispose of such right; nor shall any such right be subjected to attachment, execution, garnishment, sequestration, or other legal, equitable, or other process.

In the event a Participant's benefits are attached by order of any court, the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of the action, the Plan Administrator shall cause any benefits payable to be paid to the court for distribution as it considers appropriate.

         7.7 AUTHORIZATION TO WITHHOLD TAXES. The Trustee is authorized in accordance with applicable law to withhold from distribution to any payee such sums as may be necessary to cover federal and state taxes which may be due with respect to such distributions.

         7.8 MISSING PERSONS. If the Trustee mails by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that the Participant or Beneficiary is entitled to a distribution, and if (a) the notification is returned by the post office because the addressee cannot be located at such address and if neither the Employer, the Plan Administrator nor the Trustee shall have any knowledge of the whereabouts of such Participant or Beneficiary within three (3) years from the date such notification was mailed, or (b) within three (3) years after such notification was mailed to such Participant or Beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, the ultimate disposition of the then undistributed balance of the Distributable Benefit of such Participant or Beneficiary shall be determined in accordance with the then applicable Federal laws, rules and regulations.

If any portion of the Distributable Benefit is forfeited because the Participant or Beneficiary cannot be found, such portion shall be reinstated if a claim is made by the Participant or Beneficiary.

         7.9 NOTICES. Any notice or direction to be given in accordance with the Plan shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient's last known address. At any time that a group of individuals is acting as Trustee, notice to the Trustee may be given by giving notice to any one or more of such individuals.

         7.10 GOVERNING LAW. The provisions of this Trust shall be construed, administered and enforced in accordance with the provisions of the Act and, to the extent applicable, the laws of the state in which the Employer has its principal place of business. All contributions to the Trust shall be deemed to take place in such state.

         7.11 SEVERABILITY OF PROVISIONS. In the event that any provision of this Trust shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity, or unenforceability shall not affect the remaining provisions, but shall be fully severable and this Trust shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been inserted herein.

         7.12 GENDER AND NUMBER. Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender and vice versa.

         7.13 QUALIFICATION UNDER INTERNAL REVENUE LAWS. The Employer intends that the Trust qualify under the applicable provisions of the Code. Until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption under the Code. If the Plan of the Employer fails to attain or retain qualification, the Plan of the Employer shall no longer participate in this prototype, and shall be considered an individually designed plan.

The Employer and the Trustee(s) hereby adopt the foregoing Trust on this _______ day of ___________________, ________.

EMPLOYER:                                TRUSTEE:

Southwest Community Bank

_____________________________            _______________________________________
Frank J. Mercardante                     Frank J. Mercardante
                                         Trustee

                                         _______________________________________
                                         James L. Lemery
                                         Trustee

                                     DATAIR
                            MASS-SUBMITTER PROTOTYPE
                           DEFINED CONTRIBUTION TRUST
                                    PLAN #01

                         DATAIR MASS-SUBMITTER PROTOTYPE
                           DEFINED CONTRIBUTION TRUST

                                TABLE OF CONTENTS

ARTICLE 1                                                      1
1.1          Creation and Title.                               1
1.2          Effective Date.                                   1
1.3          Purpose.                                          1
1.4          Plan Administration.                              1

ARTICLE 2                                                      2
2.1          Acceptance of Trust.                              2
2.2          Trustee Capacity - Co-Trustees.                   2
2.3          Resignation, Removal, and Successors.             2
2.4          Consultations.                                    2
2.5          Rights, Powers and Duties.                        2
2.6          Trustee Indemnification.                          4
2.7          Changes in Trustee Authority.                     4

ARTICLE 3                                                      5
3.1          Standard of Conduct.                              5
3.2          Individual Fiduciaries.                           5
3.3          Disqualification from Service.                    5
3.4          Bonding.                                          5
3.5          Prior Acts.                                       5
3.6          Insurance and Indemnity.                          5
3.7          Expenses.                                         5
3.8          Agents, Accountants and Legal Counsel.            6
3.9          Investment Manager.                               6
3.10         Finality of Decisions or Acts.                    6
3.11         Certain Custodial Accounts and Contracts.         6

ARTICLE 4                                                      7
4.1          Trustee Exclusive Owner.                          7
4.2          Investments.                                      7
4.3          Administration of Trust Assets.                   8
4.4          Segregated Funds.                                 9
4.5          Investment Control Option.                        9

ARTICLE 5                                                     11
5.1          Right to Amend.                                  11
5.2          Manner of Amending.                              11
5.3          Limitations On Amendments.                       11
5.4          Voluntary Termination.                           11
5.5          Involuntary Termination.                         11
5.6          Withdrawal By Employer.                          11
5.7          Powers Pending Final Distribution.               11

ARTICLE 6                                                     12
6.1          Continuance by Successor.                        12

6.2          Merger With Other Plan.                          12
6.3          Transfer From Other Plans.                       12
6.4          Transfer to Other Plans.                         12

ARTICLE 7                                                     13
7.1          No Reversion to Employer.                        13
7.2          Employer Actions.                                13
7.3          Persons Dealing With Trustee Protected.          13
7.4          Protection of the Insurer.                       13
7.5          No Responsibility for Act of Insurer.            13
7.6          Inalienability.                                  13
7.7          Authorization to Withhold Taxes.                 13
7.8          Missing Persons.                                 14
7.9          Notices.                                         14
7.10         Governing Law.                                   14
7.11         Severability of Provisions.                      14
7.12         Gender and Number.                               14
7.13         Qualification Under Internal Revenue Laws.       14

                               ADOPTION AGREEMENT
                     FOR THE DATAIR MASS-SUBMITTER PROTOTYPE
                STANDARDIZED CASH OR DEFERRED PROFIT SHARING PLAN
                            (WITH PAIRING PROVISIONS)
                                     01-003

                               ADOPTION AGREEMENT
                     FOR THE DATAIR MASS-SUBMITTER PROTOTYPE
                STANDARDIZED CASH OR DEFERRED PROFIT SHARING PLAN
                            (WITH PAIRING PROVISIONS)

The DATAIR Mass-Submitter Prototype Standardized Cash or Deferred Profit Sharing Plan ("the Plan") is hereby adopted by:

                            SOUTHWEST COMMUNITY BANK
                                (the "Employer").

The Plan as applicable to the Employer shall be known as:

                      SOUTHWEST COMMUNITY BANK 401(k) PLAN

The Trust shall be known as:

                   SOUTHWEST COMMUNITY BANK 401(k) PLAN TRUST

The Plan is effective as of: JANUARY 1, 2003 .

The cash or deferral portion of the Plan shall be effective as of: JANUARY 1, 1998 . (Effective date of the cash or deferral portion of the Plan may not be earlier than the date the Plan is adopted.)

(Specify, if different from the Plan Effective Date.)

[ ] a. The Plan is an amendment of a preexisting Plan which was originally effective as of: ___/___/_____.

[ ] b. The Plan is an amendment and restatement of a preexisting Plan which was originally effective as of:
       JANUARY 1, 1998.

[ ] c. Frozen Plan: This Plan was frozen:

       [ ] c.1. Effective: ___/___/_____.
       [ ] c.2. For the Plan Year commencing: ___/___/_____.

[ ] d. Election to substitute a trust agreement for the trust agreement provided by the Plan Sponsor.

       [ ] d.1. Use trust agreement provided by the Plan Sponsor.
       [ ] d.2. Use attached trust agreement in lieu of the trust agreement provided by the Plan Sponsor.

NOTE: An executed copy of any amended trust agreement must be attached to this Plan. The Plan and Trust Agreement must be read and construed together. The powers, rights, and responsibilities of the Trustee shall be those specified in the Trust Agreement.

                                 *** CAUTION ***

             FAILURE TO FILL OUT THE ADOPTION AGREEMENT PROPERLY MAY
                     RESULT IN DISQUALIFICATION OF THE PLAN

PART I. The following identifying information pertains to the Employer and the Plan and Trust:

1.    Employer Address                     :  5810 EL CAMINO REAL
                                              SUITE D
                                              CARLSBAD, CA 92008

2.    Employer Telephone                   :  (760) 918-2600

3.    Employer Tax ID                      :  33-0738069

4.    Employer Fiscal Year                 :  01/01 TO 12/31

5.    Three Digit Plan Number              :  001

6.    Trust ID Number                      :  91-1902640

7.    Plan Year                            :  01/01 TO 12/31

      (Must be 12 consecutive months.)

8.    Short Initial Plan Year              :  ___/___/_____ TO ___/___/_____

9.    Plan Agent                           :  SOUTHWEST COMMUNITY BANK
                                              5810 EL CAMINO REAL
                                              SUITE D
                                              CARLSBAD, CA 92008
                                              (760) 918-2600

10.   Plan Administrator                   :  SOUTHWEST COMMUNITY BANK
                                              5810 EL CAMINO REAL
                                              SUITE D
                                              CARLSBAD, CA 92008
                                              (760) 918-2600

11.   Plan Administrator ID Number :          33-0738069

12.   Plan Trustees                        :

                                           FRANK J. MERCARDANTE
                                           P.O. BOX 131690 CARLSBAD, CA
                                           92013-1690
                                           (   )   -

                                           JAMES L. LEMERY
                                           P.O. BOX 131690
                                           CARLSBAD, CA 92013-1690

13.   IRS Determination Letter Date : ___/___/_____
      (Leave blank for a new plan.)

14.   IRS File Folder Number : _________________________
      (Leave blank for a new plan.)

15.   Legal Organization of Employer:

      [ ]  a.  Sole Proprietorship
      [ ]  b.  Partnership
      [X]  c.  C Corporation
      [ ]  d.  S Corporation
      [ ]  e.  Limited Liability Company (LLC)
      [ ]  f.  Limited Liability Partnership (LLP)
      [ ]  g.  Not for Profit Corporation
      [ ]  h.  Professional Service Corporation
      [ ]  i.  Medical Corporation
      [ ]  j.  Other - Explain:

16.   Business Code                        :  522110

      (as used on Form 5500;  6 digit NAICS)

17.   State of Legal Construction          :  CALIFORNIA

18.   Date Business Commenced              :  ___/___/_____

19.   Other Members of a Controlled Group or Affiliated Service Group:

 (If any, each member must sign Adoption Agreement. A Standardized Plan must cover all eligible Employees of the controlled group or affiliated service group. May check both controlled group and affiliated service group.)

 Controlled Group:

      [X]  a. Not Applicable
      [ ]  b. Other Members:

Affiliated Service Group:

      [X]  c. Not Applicable
      [ ]  d. Other Members:

PART II. The Plan contains certain predetermined design features intended to provide the statutory requirement or most commonly adopted feature but permits the selection of alternative features. If an Employer desires to retain the predetermined design feature, select the provision designated Plan Provision. If an alternative design feature is desired, select the appropriate provision. UNLESS SPECIFICALLY PROVIDED TO THE CONTRARY, ONLY ONE SELECTION MAY BE MADE FOR EACH DESIGN CATEGORY. Section references are to relevant Plan Sections. Defined terms have the meanings provided in the Plan.

A.    ELIGIBILITY AND SERVICE PROVISIONS

1. ELIGIBILITY COMPUTATION PERIOD - Section 1.2.34 provides that the initial Eligibility Computation Period begins on the employment commencement date and ends on the anniversary thereof.

         [X] a. Plan Provision - The Eligibility Computation Periods subsequent to the initial Eligibility Computation Period continue to be based on the employment commencement date.

         [ ] b. The Eligibility Computation Periods subsequent to the initial Eligibility Computation Period are the Plan Years beginning with the first Plan Year commencing prior to the first anniversary of the employment commencement date.

2. ELIGIBLE EMPLOYEES - Section 1.2.35 provides that all Employees, including Employees of certain related businesses and Leased Employees are eligible except for certain members of a collective bargaining unit and non-resident aliens. A Standardized Plan must cover all Employees of a controlled group or affiliated service group. (Select all applicable.)

         [X]  a.  Plan Provision - All Employees except members of a collective bargaining unit and non-resident aliens
         [ ]  b.  Include members of collective bargaining unit
         [ ]  c.  Include non-resident aliens
         [ ] d. Exclude Employees acquired in a section 410(b)(6)(C) transaction during transition period

3. HIGHLY COMPENSATED EMPLOYEE DETERMINATION - Highly Compensated Employee means any Employee who: (1) was a 5-percent owner at any time during the year or the preceding year, or (2) for the preceding year had Compensation from the Employer in excess of $80,000 (as adjusted by the Secretary pursuant to section 415(d) of the Code) and, if the Employer so elects, was in the Top-Paid Group for the preceding year. The Top-Paid Group Election and the Calendar Year Data Election must apply consistently to the determination years of all plans of the Employer. (May select a. and b.)

         [ ]  a.  Top-Paid Group Election - Highly Compensated Employee
                  determination limited to top 20% of Employees by pay.
         [ ] b. Calendar Year Data Election - Method for determining greater than $80,000 in Compensation (as adjusted by the Secretary pursuant to section 415(d) of the Code), uses Compensation paid during the calendar year beginning with or within the preceding Plan Year. (Not available for calendar year plans.)

4. NON-ELECTIVE CONTRIBUTIONS ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1.) - An Employee is eligible to participate in Non-Elective Contribution portions of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (SELECT ALL APPLICABLE. SELECT ONLY ONE OF c., d., e., OR f. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option g. Option g. overrides any service requirement.)

         [ ]  a.  No age or service required.
         [X]  b.  Minimum age of 18.0 years. (Not to exceed 21. Partial years may be used.)
         [ ] c. Minimum of ___ Years of Service - use Year of Service definition at Section 1.2.91. (Cannot require more than 2 years. If more than 1 year is selected, must select full and immediate vesting. Use whole years only.)
         [X] d. Minimum of 3.0 months of service - use Elapsed Time Method of Section 1.2.27. (Cannot require more than 24 months. If more than 12 months is selected, must select full and immediate vesting. An Employee cannot be required to complete any specified number of Hours of Service.)
         [ ] e. Minimum of ____ months of service in which the Employee is credited with ____ Hours of Service in each month, but in no event will the Employee be required to complete more than One Year of Service as defined at Section 1.2.91.
         [ ]  f.  ____ Hours of Service required during each 12 month
                  Eligibility Computation Period. (Cannot exceed 1000.)

                  [ ]  f.1.  This requirement is not satisfied until the
                             last day of the Eligibility Computation Period.
                  [ ]  f.2.  This requirement may be satisfied prior to the
                             last day of the Eligibility Computation Period.

         [X]  g.  Employed on 03/02/1998. (Under this option, eligible
                  Employees who have met the age requirement shall be considered to have entered the Plan as of this date. Select an additional option if this provision is selected.)
         [ ]  h.  Not applicable - Non-Elective Contributions are not permitted.

5. ELECTIVE CONTRIBUTIONS ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1.) - An Employee is eligible to participate in the Elective Contribution portion of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (SELECT ALL APPLICABLE. SELECT ONLY ONE OF c., d., e., OR f. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option g. Option g. overrides any service requirement.)

         [ ]  a.  No age or service required.
         [X]  b.  Minimum age of 18.0 years. (Not to exceed 21. Partial years may be used.)
         [ ] c. Minimum of ___ Years of Service - use Year of Service definition at Section 1.2.91. (Cannot require more than 1 year.)
         [X] d. Minimum of 3.0 months of service - use Elapsed Time Method of Section 1.2.27. (Cannot require more than 12 months. An Employee cannot be required to complete any specified number of Hours of Service.)
         [ ] e. Minimum of ____ months of service in which the Employee is credited with ____ Hours of Service in each month, but in no event will the Employee be required to complete more than One Year of Service as defined at Section 1.2.91.
         [ ]  f.  ____ Hours of Service required during each 12 month
                  Eligibility Computation Period. (Cannot exceed 1000.)

                  [ ]  f.1.  This requirement is not satisfied until the
                             last day of the Eligibility Computation Period.
                  [ ]  f.2.  This requirement may be satisfied prior to the
                             last day of the Eligibility Computation Period.

         [X]  g.  Employed on 03/02/1998. (Under this option, eligible
                  Employees who have met the age requirement shall be considered to have entered the Plan as of this date. Select an additional option if this provision is selected.)

6. DEFERRAL LIMITATIONS - (Complete only if deferrals are limited. Select all applicable.)

         [ ]  a.  Participants who defer must defer at least ______% of
                  Compensation.
         [ ]  b.  Participants may defer up to ______% of Compensation.
         [ ]  c.  Participant deferrals, if any, must be from ______% to ______%
                  of Compensation.
         [ ]  d.  Participants who defer must defer at least $________ per pay period. (Must be a de minimis amount)
         [ ]  e.  Apply b. to HCEs only.
         [ ] f. Salary Reduction Restrictions - If both f.1. and f.2. are selected, then an Employee may satisfy either restriction.

                  [ ]  f.1. An Employee's salary reduction election must be in whole dollar amounts.
                  [ ]  f.2. An Employee's salary reduction election must be in whole percentages.

         [ ]  g.  Bonuses:  (Select all applicable.)

                  [ ]  g.1.  Bonuses are subject to Deferral Election.
                  [ ]  g.2.  Bonuses are not subject to Deferral Election.
                  [ ]  g.3.  A special election shall be provided for bonuses.
                  [ ]  g.4.  Bonuses paid within 2-1/2 months of the end of
                             the Plan Year shall be subject to the Deferral Election for the Prior Plan Year.

7. AUTOMATIC COMPENSATION REDUCTION -

         [ ] a. The automatic Compensation reduction under Section 2.2.2(a) shall be equal to ____% (insert up to 5%) of Compensation.

                  [ ]  a.1.  Apply to new Participants.
                  [ ]  a.2.  Apply to current Participants without an election.
                  [ ]  a.3.  Apply to all Participants with prior year elections that are less than the automatic reduction percentage.

         [X]  b.  Not Applicable.

8. MATCHING CONTRIBUTIONS ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1.) - An Employee is eligible to participate in the Matching Contributions portion of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (SELECT ALL APPLICABLE. SELECT ONLY ONE OF c., d., e., OR f. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option g. Option g. overrides any service requirement.)

         [ ]  a.  No age or service required.
         [X]  b.  Minimum age of 18.0 years. (Not to exceed 21. Partial years may be used.)
         [ ] c. Minimum of ___ Years of Service - use Year of Service definition at Section 1.2.91. (Cannot require more than 2 years. If more than 1 year is selected, must select full and immediate vesting. Use whole years only.)
         [X] d. Minimum of 3.0 months of service - use Elapsed Time Method of Section 1.2.27. (Cannot require more than 24 months. If more than 12 months is selected, must select full and immediate vesting. An Employee cannot be required to complete any specified number of Hours of Service.)
         [ ] e. Minimum of ____ months of service in which the Employee is credited with ____ Hours of Service in each month, but in no event will the Employee be required to complete more than One Year of Service as defined at Section 1.2.91.
         [ ]  f.  ____ Hours of Service required during each 12 month
                  Eligibility Computation Period. (Cannot exceed 1000.)

                  [ ]  f.1.  This requirement is not satisfied until the
                             last day of the Eligibility Computation Period.
                  [ ]  f.2.  This requirement may be satisfied prior to the
                             last day of the Eligibility Computation Period.

         [X]  g.  Employed on 03/02/1998. (Under this option, eligible
                  Employees who have met the age requirement shall be considered to have entered the Plan as of this date. Select an additional option if this provision is selected.)
         [ ]  h.  Not applicable - Matching Contributions are not permitted.

9. HOUR OF SERVICE - Section 1.2.50 provides that service will be credited on the basis of actual hours for which the Employee is paid or entitled to payment. If records of actual hours are not maintained, credit is given on the basis of: (Select one even if records are normally maintained. If you select a., select an additional option as a fail safe.)

         [X]  a.  Plan Provision - Records are maintained of actual hours.
         [ ]  b.  Days Worked - An Employee will be credited with 10 Hours of
                  Service if he is credited with at least 1 Hour of Service during the day.
         [ ] c. Weeks Worked - An Employee will be credited with 45 Hours of Service if he is credited with at least 1 Hour of Service during the week.
         [ ] d. Semi-Monthly or Two-Week Payroll Period - An Employee will be credited with 95 Hours of Service if he is credited with at least 1 Hour of Service during the payroll period.
         [ ] e. Months Worked - An Employee will be credited with 190 Hours of Service if he is credited with at least 1 Hour of Service during the month.
         [ ]  f.  On the basis of the Elapsed Time Method, as provided for in
                  Section 1.2.27.

10. SERVICE WITH PREDECESSOR EMPLOYERS - Section 1.2.50 provides that service with predecessor employers is treated as service for the Employer. Where applicable, identify the predecessor employer(s) and any document(s) which provide(s) for the crediting of service with such predecessor(s).

         [X]  a.  No predecessor service is being granted.
         [ ] b. Service with the following entities shall be credited as service under this Plan:

                  ____________________________________

                  Service counted for:

                  [ ]  b.1.  Eligibility
                  [ ]  b.2.  Vesting
                  [ ]  b.3.  Contribution Allocation

                  Service with the above entities has been determined under the terms of the following documents:

                  ____________________________________

11. ENTRY DATE - Non-Elective Contributions - Section 2.1.2 provides that an Employee who satisfies the eligibility requirements enters the Plan on the Entry Date. For the purpose of Non-Elective Contributions the Entry Date is:

         [ ] a. SEMIANNUAL - First Entry Date: ___/___ or the date 6 months thereafter, coincident with or next following satisfaction of the eligibility requirements.
         [ ] b. QUARTERLY - First Entry Date: ___/___ or the first day of the next successive 3 month periods, coincident with or next following satisfaction of the eligibility requirements.
         [X]  c.  MONTHLY - The FIRST day of each calendar month of the Plan
                  Year, coincident with or next following satisfaction of the eligibility requirements.
         [ ] d. FIRST day of next Plan Year or ___ months (not to exceed 6) after satisfaction of the eligibility requirements, if earlier.
         [ ]  e.  FIRST day of the ______ month (not more than 6) after satisfaction of the eligibility requirements.
         [ ]  f.  FIRST day of Plan Year in which the eligibility requirements are satisfied.
         [ ]  g.  FIRST day of Plan Year nearest to the date the eligibility requirements are satisfied.
         [ ] h. FIRST day of the Plan Year coincident with or next following the date the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.
         [ ] i. ANNIVERSARY Date coincident with or next following the satisfaction of the eligibility requirements but in no event later than the first day of the next Plan Year or 6 months after satisfying the eligibility requirements.
         [ ] j. ANNIVERSARY Date of the Plan Year in which the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.
         [ ]  k.  Date of satisfaction of the eligibility requirements.

         NOTE: The Entry Date should be coordinated with the Compensation Computation Period of Part II.C.2.

12. ENTRY DATE - Elective Contributions - Section 2.1.2 provides that an Employee who satisfies the eligibility requirements enters the Plan on the Entry Date. For purposes of Elective Contributions, the Entry Date is:

         [ ] a. SEMIANNUAL - First Entry Date: ___/___ or the date 6 months thereafter, coincident with or next following satisfaction of the eligibility requirements.
         [ ] b. QUARTERLY - First Entry Date: ___/___ or the first day of the next successive 3 month periods, coincident with or next following satisfaction of the eligibility requirements.
         [X]  c.  MONTHLY - The FIRST day of each calendar month of the Plan
                  Year, coincident with or next following satisfaction of the eligibility requirements.
         [ ] d. FIRST day of next Plan Year or ___ months (not to exceed 6) after satisfaction of the eligibility requirements, if earlier.
         [ ]  e.  FIRST day of the ______ month (not more than 6) after satisfaction of the eligibility requirements.
         [ ]  f.  FIRST day of Plan Year in which the eligibility requirements are satisfied.
         [ ]  g.  FIRST day of Plan Year nearest to the date the eligibility requirements are satisfied.
         [ ] h. FIRST day of the Plan Year coincident with or next following the date the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.
         [ ] i. ANNIVERSARY Date coincident with or next following the satisfaction of the eligibility requirements but in no event later than the first day of the next Plan Year or 6 months after satisfying the eligibility requirements.
         [ ] j. ANNIVERSARY Date of the Plan Year in which the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.
         [ ]  k.  Date of satisfaction of the eligibility requirements.

         NOTE: The Entry Date should be coordinated with the Compensation Computation Period of Part II.C.2.

13. ENTRY DATE - Matching Contributions - Section 2.1.2 provides that an Employee who satisfies the eligibility requirements enters the Plan on the Entry Date. For purposes of Matching Contributions, the Entry Date is:

         [ ] a. SEMIANNUAL - First Entry Date: ___/___ or the date 6 months thereafter, coincident with or next following satisfaction of the eligibility requirements.
         [ ] b. QUARTERLY - First Entry Date: ___/___ or the first day of the next successive 3 month periods, coincident with or next following satisfaction of the eligibility requirements.
         [X]  c.  MONTHLY - The FIRST day of each calendar month of the Plan
                  Year, coincident with or next following satisfaction of the eligibility requirements.
         [ ] d. FIRST day of next Plan Year or ___ months (not to exceed 6) after satisfaction of the eligibility requirements, if earlier.
         [ ]  e.  FIRST day of the ______ month (not more than 6) after satisfaction of the eligibility requirements.
         [ ]  f.  FIRST day of Plan Year in which the eligibility requirements are satisfied.
         [ ]  g.  FIRST day of Plan Year nearest to the date the eligibility requirements are satisfied.
         [ ] h. FIRST day of the Plan Year coincident with or next following the date the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.
         [ ] i. ANNIVERSARY Date coincident with or next following the satisfaction of the eligibility requirements but in no event later than the first day of the next Plan Year or 6 months after satisfying the eligibility requirements.
         [ ] j. ANNIVERSARY Date of the Plan Year in which the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.
         [ ]  k.  Date of satisfaction of the eligibility requirements.

         NOTE: The Entry Date should be coordinated with the Compensation Computation Period of Part II.C.2.

14. BREAK IN SERVICE - Section 1.2.12 provides that a Break in Service occurs if an Employee fails to complete more than 500 Hours of Service during the applicable computation period unless a lesser number is specified.

         [X]  a.  Plan Provision - Break if less than 501 Hours of Service.
         [ ]  b.  A Break in Service will occur if the Employee fails to complete more than ___ (not to exceed 500) Hours of Service. [ ] c. Elapsed Time Method shall substitute one of the following in lieu of an Hours of Service requirement:

                  [ ]  c.1.  ___ consecutive calendar days (not to exceed 91).
                  [ ]  c.2.  ___ consecutive calendar months (not to exceed 3).

         NOTE: A Year of Service and a Break in Service must be measured on the same computation period. (See Section E. Vesting Provisions.)

B.    DATE PROVISIONS

1. ANNIVERSARY DATE - Section 1.2.6 provides that the Anniversary Date is the last day of the Plan Year unless another date is specified.

         [X]  a.  Plan Provision - Last day of the Plan Year
         [ ]  b.  The first day of the Plan Year
         [ ]  c.  Other - Specify:  ________________________________________

                  (Must be at least annually.)

2. VALUATION DATE - Section 1.2.87 provides that the Valuation Date is the date or dates specified in the Adoption Agreement. (Select all applicable.)

         [ ]  a.  Last day of the Plan Year
         [ ]  b.  Semiannually on the last day of each 6 month period beginning with the first day of the Plan Year
         [ ]  c.  Quarterly on the last day of each 3 month period beginning with the first day of the Plan Year
         [X]  d.  Monthly on the last day of each month of the Plan Year
         [ ]  e.  Last day of each pay period
         [ ]  f.  Daily
         [X]  g.  Value individual investment accounts daily
         [ ]  h.  Other - Specify:  ________________________________________

                  (Must be at least annually.)

3.    NORMAL RETIREMENT AGE - For each Participant the Normal Retirement Age is:

         [ ] a. Statutory: The later of age 65 or the fifth anniversary of the participation in the Plan. For this purpose only, Participation is assumed to commence as of the first day of the first Plan Year in which the Employee became a Participant.
         [X]  b.  Age 65.0 (not to exceed 65).
         [ ]  c.  Age ____ and ___ Years of Service but in no event later than the later of age 65 or the 5th anniversary of participation.
         [ ] d. Age ____ and ___ Years of Service while a Participant, but in no event later than the later of age 65 or the 5th anniversary of participation.
         [ ] e. Sum of age and Years of Service equals ___, but in no event later than the later of age 65 or the 5th anniversary of participation.
         [ ] f. Sum of age and Years of Participation equals ___, but in no event later than the later of age 65 or the 5th anniversary of participation.
         [ ]  g.  Other - Specify:  ________________________________________,
                  but in no event later than the later of age 65 or the 5th anniversary of participation. (Cannot discriminate in favor of Highly Compensated Employees.)

4. NORMAL RETIREMENT DATE - Section 1.2.62 permits the adoption of a Normal Retirement Date. The Normal Retirement Date is:

         [X]  a.  The actual date Normal Retirement Age is attained.

         [ ]  b.  The first day of the month in which Normal Retirement Age is attained.
         [ ]  c.  The first day of the month nearest the date Normal Retirement
                  Age is attained.
         [ ]  d.  The first day of the month coincident with or next following the date Normal Retirement Age is attained.
         [ ]  e.  Anniversary Date of the Plan Year in which Normal Retirement
                  Age is attained.
         [ ]  f.  Anniversary Date nearest the date Normal Retirement Age is attained.
         [ ]  g.  Anniversary Date coincident with or next following the date
                  Normal Retirement Age is attained.
         [ ]  h.  Anniversary Date coincident with or next preceding the date
                  Normal Retirement Age is attained.
         [ ]  i.  The last day of the month in which Normal Retirement Age is attained.
         [ ]  j.  The last day of the month nearest the date Normal Retirement
                  Age is attained.
         [ ] k. The last day of the month coincident with or next following the date Normal Retirement Age is attained.

5.    EARLY RETIREMENT AGE - For each Participant the Early Retirement Age is:
      (Select all applicable. If more than one option is selected, Early Retirement Age is attained on the first date the requirements of any option are met.)

         [X]  a.  The Plan does not provide an Early Retirement Age.
         [ ]  b.  Age ____ (not to exceed 65).
         [ ]  c.  Age ____ and ___ Years of Service.
         [ ]  d.  Age ____ and ___ Years of Service while a Participant.
         [ ]  e.  ___ years prior to the Normal Retirement Age.
         [ ]  f.  Sum of age and Years of Service equals ___.
         [ ]  g.  Sum of age and Years of Participation equals ___.

6. EARLY RETIREMENT DATE - Section 1.2.25 permits the adoption of an Early Retirement Date. The Early Retirement Date is:

         [ ]  a.  The actual date Early Retirement Age is attained.
         [ ]  b.  The first day of the month in which the Early Retirement Age is attained.
         [ ]  c.  The first day of the month nearest the date Early Retirement
                  Age is attained.
         [ ]  d.  The first day of the month coincident with or next following the date Early Retirement Age is attained.
         [ ]  e.  Anniversary Date of the Plan Year in which the Early
                  Retirement Age is attained.
         [ ]  f.  Anniversary Date nearest the date Early Retirement Age is attained.
         [ ]  g.  Anniversary Date coincident with or next following the date
                  Early Retirement Age is attained.
         [ ]  h.  Anniversary Date coincident with or next preceding the date
                  Early Retirement Age is attained.
         [ ]  i.  The last day of the month in which the Early Retirement Age is attained.
         [ ]  j.  The last day of the month nearest the date Early Retirement
                  Age is attained.
         [ ] k. The last day of the month coincident with or next following the date Early Retirement Age is attained.

7. LIMITATION YEAR - Section 1.2.55 provides that unless otherwise specified the Limitation Year for purposes of the limitation imposed by section 415 of the Code is the Plan Year.

         [X]  a.  Plan Provision - Plan Year.
         [ ]  b.  Calendar year coinciding with or ending within the Plan Year.
         [ ]  c.  Twelve consecutive month period ending ___/___.
         [ ]  d.  Employer Fiscal Year ending with or within Plan Year. Employer
                  Fiscal Year ends: ___/___

C.    COMPENSATION

1. COMPENSATION - See Section 1.2.14. For purposes of the Plan, a Participant's Compensation is based on the Compensation Computation Period and shall be equal to: (Select a., b. or c., and any applicable inclusions or exclusions.)

         [X]  a.  Compensation as defined for Wages, Tips and Other Compensation
                  Box on Form W-2. Include:

                  [ ]  a.1.  No inclusions
                  [X]  a.2.  Include 402(h)(1)(B) (SEP deferrals), 125
                             (Cafeteria Plan), 132(f)(4) (Transportation), 402(e)(3) (401(k) deferrals), 403(b) and 457(b)
                             deferrals.

         [ ]  b.  Compensation as defined in section 3401(a) of the Code.
                  Include:

                  [ ]  b.1.  No inclusions
                  [ ]  b.2.  Include 402(h)(1)(B) (SEP deferrals), 125
                             (Cafeteria Plan), 132(f)(4) (Transportation), 402(e)(3) (401(k) deferrals), 403(b) and 457(b)
                             deferrals.

         [ ]  c.  Compensation as defined in section 415(c)(3) of the Code.
                  Exclude:

                  [ ]  c.1.  No exclusions
                  [ ]  c.2.  Exclude 402(h)(1)(B) (SEP deferrals), 125
                             (Cafeteria Plan), 132(f)(4) (Transportation), 402(e)(3) (401(k) deferrals), 403(b) and 457(b)
                             deferrals.

                  NOTE: Compensation for purposes of determining a Participant's Safe Harbor Non-Elective Contribution, if any, may be different. (See Part II.D.17. of this Adoption Agreement.)

2.    COMPENSATION COMPUTATION PERIOD: (Select all applicable.)

         a. For Non-Elective Contributions:

                  [X]  a.1.  The Plan Year
                  [ ]  a.2.  The Limitation Year
                  [ ]  a.3.  The calendar year ending with or within the Plan
                             Year
                  [ ]  a.4.  The Period based upon [ ] Pay period, [ ]
                             Monthly, [ ] Bi-monthly, [ ] Quarterly, [ ]
                             Semi-Annually, [ ] Bi-weekly, [ ] Weekly periods ending with or within the Plan Year
                  [ ]  a.5.  The twelve consecutive month period ___/___ to
                             ___/___ ending with or within the Plan Year. (For Employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year)

                  [X]  a.6.  Compensation for initial Plan Year of
                             Participation:

                             [ ]  6.A. From Entry Date as a Participant
                             [X]  6.B. For the 12 month period ending in the
                                       initial year of participation.

         b. For Elective Contributions:

                  [ ]  b.1.  The Plan Year
                  [ ]  b.2.  The Limitation Year
                  [ ]  b.3.  The calendar year ending with or within the Plan
                             Year
                  [X]  b.4.  The Period based upon [X] Pay period, [ ]
                             Monthly, [ ] Bi-monthly, [ ] Quarterly, [ ]
                             Semi-Annually, [ ] Bi-weekly, [ ] Weekly periods ending with or within the Plan Year
                  [ ]  b.5.  The twelve consecutive month period ___/___ to
                             ___/___ ending with or within the Plan Year. (For Employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year)
                  [ ]  b.6.  Compensation for initial Plan Year of
                             Participation:

                             [ ]  6.A. From Entry Date as a Participant
                             [ ]  6.B. For the 12 month period ending in the
                                       initial year of participation.

         c. For Matching Contributions:

                  [X]  c.1.  The Plan Year
                  [ ]  c.2.  The Limitation Year
                  [ ]  c.3.  The calendar year ending with or within the Plan
                             Year
                  [ ]  c.4.  The Period based upon [ ] Pay period, [ ]
                             Monthly, [ ] Bi-monthly, [ ] Quarterly, [ ]
                             Semi-Annually, [ ] Bi-weekly, [ ] Weekly periods ending with or within the Plan Year
                  [ ]  c.5.  The twelve consecutive month period ___/___ to
                             ___/___ ending with or within the Plan Year. (For Employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year)
                  [X]  c.6.  Compensation for initial Plan Year of
                             Participation:

                             [ ]  6.A. From Entry Date as a Participant
                             [X]  6.B. For the 12 month period ending in the
                                       initial year of participation.

3. COMPENSATION FOR SECTIONS 415 AND 416 OF THE CODE - Compensation for purposes of the Annual Additions Limitation and Top-Heavy purposes (Based upon the Limitation Year):

         [X]  a.  Compensation as defined for Wages, Tips and Other Compensation
                  Box on Form W-2.
         [ ]  b.  Compensation as defined in section 3401(a) of the Code.
         [ ]  c.  Compensation as defined in section 415(c)(3) of the Code.

D.    CONTRIBUTION AND ALLOCATION

1. REQUIREMENT TO SHARE IN NON-ELECTIVE CONTRIBUTION ALLOCATION - In order to share in the allocation of the Employer's Non-Elective Contribution for the Plan Year, a Participant: (Select all applicable. Does not apply to CODA Safe Harbor Contribution. See Part II.D.12.)

         [X] a. Must complete 500 Hours of Service (cannot exceed 500) during the Plan Year, or is employed as of the last day of the Plan Year.
         [ ]  b.  Will be eligible regardless of Hours of Service.
         [ ] c. Elapsed Time Method - substitute one of the following in lieu of an hours requirement:

                  [ ]  c.1.  ___ consecutive calendar days (not to exceed 91).
                  [ ]  c.2.  ___ consecutive calendar months (not to exceed 3).

         A Participant is also eligible to share in the allocation if: (Select all applicable.)

         [X]  d.  The Employee dies during the Plan Year.
         [X]  e.  The Employee retires during the Plan Year.
         [X]  f.  The Employee becomes Disabled during the Plan Year.
         [X]  g.  Contributions on Behalf of Disabled Participants for the Plan
                  Year in which they are determined to be disabled. - The
                  Employer:

                  [ ]  g.1.  will make contributions on behalf of Disabled
                             Participants who are not Highly Compensated
                             Employees on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally Disabled. Such imputed Compensation for the Disabled Participant may be taken into account only if the contributions made on behalf of such Participant will be nonforfeitable when made. Compensation will mean Compensation as the term is defined in Section 1.2.14.
                  [ ]  g.2.  will make contributions on behalf of Disabled
                             Participants on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally Disabled. Compensation will mean Compensation as the term is defined in Section 1.2.14.

                             Note: May not select g.2 if Employer elected 100% vesting for all Participants or Disabled Participants. (See section E.3)

                  [X]  g.3.  will not make contributions on behalf of Disabled
                             Participants based on imputed Compensation.

2. NON-ELECTIVE CONTRIBUTION - The Employer's Non-Elective Contribution to the Plan shall be:

         [X]  a.  Discretionary, out of profits.
         [ ]  b.  Discretionary, but not limited to profits.
         [ ]  c.  ______% of each Participant's Compensation (not to exceed
                  15%).
         [ ] d. $_____ per Hour of Service credited to each Participant for the Plan Year.

                  [ ]  d.1.  Do not limit Hours of Service

                  [ ]  d.2.  Limit Hours of Service to ____ hours.

         [ ]  e.  $_____ per eligible Participant.
         [ ]  f.  Not applicable - Non-Elective Contributions are not permitted.

3. ALLOCATION METHOD - The Employer Non-Elective Contribution is allocated to Participants on the basis selected below. (Does not apply to CODA Safe Harbor Contributions. See Part II.D.12.)

         [ ]  a.  Proportionate to salary - Based upon each Participant's
                  Compensation in proportion to the Compensation of all Participants.

         [X]  b.  Integrated with Social Security - see Sections 2.3.1 and
                  2.3.5. (Select one of g. through l., below.)

                  [ ]  b.1.  Use Steps One through Four in Section 2.3.5 of Plan in all cases.
                  [ ]  b.2.  Use Steps One through Four in Section 2.3.5 of Plan only when Plan is Top-Heavy.
                  [ ]  b.3.  Use Steps Three and Four in all cases. Top-Heavy adjustments shall be made pursuant to Section 2.3.5(b).
                  [ ]  b.4.  Limit maximum disparity to _____% (Use when
                             limiting disparity to less than the Maximum
                             Permitted Disparity.)

         [ ]  c.  Each Participant will receive:

                  (Must select at least age or service.)

                  c.1. ______ points for each year of age.
                  c.2. ______ points for each Year of Service.

                             [ ]  2.A. All service.
                             [ ]  2.B. Service as a Participant.
                             [ ]  2.C. Service limited to _____ years.

                  c.3. ______ points for each $___ (not to exceed $200) of
                       Compensation.
                  c.4. Each Participant will be limited to ________ total
                       points.

                  Each Participant's allocation shall bear the same relationship to the Employer Contribution as his or her total points bears to all points awarded.

         [ ]  d.  A flat dollar amount which is the same for all Participants.
         [ ] e. $_______ per Hour of Service credited to each Participant for the Plan Year.

                  [ ]  e.1.  Do not limit Hours of Service
                  [ ]  e.2.  Limit Hours of Service in allocation to ____
                             hours.

         [ ]  f.  Not applicable - No Non-Elective Contributions.

         The Social Security Integration Level is equal to:

         [X]  g.  The Taxable Wage Base under section 230 of the Social
                  Security Act in effect as of the first day of the Plan Year. [ ] h. $________. (Not to exceed the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year.)
         [ ]  i.  _______% (not to exceed 100) of the Taxable Wage Base under section 230 of the Social

                  Security Act in effect as of the first day of the Plan Year. [ ] j. The greater of $10,000 or 20% of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year.
         [ ] k. 80% of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year plus $1.00.
         [ ] l. 80% of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year rounded up to the next $1,000.

         NOTE: The Employer Contribution allocable to Compensation in excess of the Social Security Integration Level (SSIL) may not exceed 5.4% if the SSIL is more than 80% but less than 100% of the Taxable Wage Base (TWB) under section 230 of the Social Security Act in effect as of the first day of the Plan Year, and may not exceed 4.3% if the SSIL is greater than 20% of the TWB, but not more than 80% of the TWB, and greater than $10,000.

                  This Plan may not provide for permitted disparity if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

4. REQUIREMENT TO SHARE IN MATCHING CONTRIBUTION ALLOCATION - Those Employees eligible to share in the allocation of the Employer's Matching Contribution for the Plan Year: (Select all applicable. Does not apply to CODA Safe Harbor Contribution. See Part II.D.12.)

         [X] a. Must complete more than 500 (not to exceed 500) Hours of Service during the Plan Year or, is employed as of the last day of the Plan Year.
         [ ]  b.  Will be eligible regardless of Hours of Service.
         [ ] c. Elapsed Time Method - substitute one of the following in lieu of an hours requirement above:

                  [ ]  c.1.  ___ consecutive calendar days (not to exceed 91).
                  [ ]  c.2.  ___ consecutive calendar months (not to exceed 3).

         A Participant is also eligible to share in the allocation if: (Select all applicable.)

         [X]  d.  The Employee dies during the Plan Year.
         [X]  e.  The Employee retires during the Plan Year.
         [X]  f.  The Employee becomes Disabled during the Plan Year.
         [ ]  g.  Not applicable - No Matching Contributions.

5. MATCHING CONTRIBUTIONS - The Matching Contribution by the Employer for the Plan Year in accordance with Section 2.2.1(a)(3)(ii) is:

         [ ]  a.  Matching Contributions are not permitted.
         [X]  b.  Discretionary each Plan Year. (must select 6a. below)
         [ ]  c.  Based upon the Allocation Method set forth below.

6. ALLOCATION METHOD FOR MATCHING CONTRIBUTIONS - Matching Contributions shall be allocated to eligible Participants in an amount: (See Part II.D.12 for CODA Safe Harbor Provisions.)

         [X]  a.  Proportionate to the Elective Contributions made on behalf of a Participant.
         [ ] b. Equal to _______% of the Elective Contributions made on behalf of a Participant.

         [ ] c. Graded based on the dollar amount of the Elective Contribution of each Participant as follows:

                  _______% of the first $_____ plus
                  _______% of the next $_____ plus
                  _______% of the next $_____ plus
                  _______% of the next $_____.

         [ ]  d.  Graded based on a percentage of each Participant's
                  Compensation contributed as an Elective Contribution as follows:

                  _______% of the first _______% plus
                  _______% of the next _______% plus
                  _______% of the next _______% plus
                  _______% of the next _______%.

         [ ] e. Graded based on the dollar amount of the Elective Contribution of each Participant as follows:

                  _______% if contribution is $_____ or more
                  _______% if contribution is $_____ or more
                  _______% if contribution is $_____ or more
                  _______% if contribution is $_____ or more.

         [ ]  f.  Graded based on a percentage of each Participant's
                  Compensation contributed as an Elective Contribution as follows:

                  _______% if contribution is _______% or more
                  _______% if contribution is _______% or more
                  _______% if contribution is _______% or more
                  _______% if contribution is _______% or more.

         [ ]  g.  Not applicable - No Matching Contributions.

         NOTE: Graded percentages entered in c. through f. must decrease as percentage or amount of Elective Contribution increases.

7. SUPPLEMENTAL DISCRETIONARY MATCHING CONTRIBUTION - Shall be allocated to eligible Participants in an amount:

         [ ]  a.  Proportionate to the Elective Contributions made on behalf of a Participant.
         [ ]  b.  According to the method selected in 6.b. through 6.f. above.
         [X]  c.  Not applicable - No supplemental discretionary Matching
                  Contribution.

8. MATCHING CONTRIBUTION ALLOCATION DATE - For the purposes of this Plan the Matching Contribution is allocated as of: (May select d. and one other option.)

         [X]  a.  The last day of the Plan Year.
         [ ]  b.  The next Valuation Date.
         [ ]  c.  The Period selected in Part II.C.2. - The Compensation
                  Computation Period.

                  [ ]  c.1.  no "True-up".
                  [ ]  c.2.  True-up to the current pay period for the Plan Year to date.
                  [ ]  c.3.  True-up at the end of the Plan Year.

         [X]  d.  In the Plan Year following the Plan Year in which they occur.
         [ ]  e.  Other - Specify:  ________________________________________.

                  (Must be allocated at least annually.)

         [ ]  f.  Not applicable - No Matching Contribution.

9. LIMITATIONS ON MATCHING CONTRIBUTIONS - The Employer shall not make Matching Contributions: (Select all applicable.)

         [X]  a.  With respect to Elective Contributions in excess of 6.000% of a Participant's Compensation.
         [ ]  b.  In excess of $________ for any Participant.
         [ ]  c.  To Key Employees.
         [ ]  d.  To Highly Compensated Employees.
         [ ]  e.  Not applicable - No Matching Contribution or no limit.

10. ALLOCATION OF QUALIFIED NON-ELECTIVE CONTRIBUTIONS - (Select a. or b. If a. is selected, do not complete the remainder of this Section D.10.)

         [ ]  a.  Qualified Non-Elective Contributions are not permitted.
         [X] b. Qualified Non-Elective Contributions shall be made at the Employer's discretion.

         Qualified Non-Elective Contributions shall be allocated: (Complete c. and d., if applicable.)

         [X]  c.  On behalf of:

                  [ ]  c.1.  All Participants.
                  [X]  c.2.  Solely on behalf of Participants who are not Highly
                             Compensated Employees.

         [X]  d.  Who are eligible to receive an allocation of:

                  [ ]  d.1.  Non-Elective Contributions.
                  [X]  d.2.  Elective Contributions.
                  [ ]  d.3.  Matching Contributions.

         Qualified Non-Elective Contributions shall be allocated: (Select all applicable.)

         [X]  e.  In proportion to a Participant's Compensation.
         [ ]  f.  As a uniform dollar amount.
         [X] g. To the extent necessary to satisfy the ACP test or the ADP test. (May only be used if Plan uses Current Year testing method.)

         [ ] h. Starting with the Non-Highly Compensated Employee with the least compensation, then the next higher, until the test in question (ADP, ACP) is satisfied.

11. ALLOCATION OF QUALIFIED MATCHING CONTRIBUTIONS - (Select a. or b. If a. is selected, do not complete the remainder of this Section D.11.)

         [ ]  a.  Qualified Matching Contributions are not permitted.

         [X] b. Qualified Matching Contributions shall be made at the Employer's discretion.

         Qualified Matching Contributions shall be allocated: (Complete c. and d., if applicable.)

         [X]  c.  On behalf of:

                  [ ]  c.1.  All Participants.
                  [X]  c.2.  Solely on behalf of Participants who are not Highly
                             Compensated Employees.

         [X]  d.  Who are eligible to receive an allocation of:

                  [ ]  d.1.  Non-Elective Contributions.
                  [ ]  d.2.  Elective Contributions.
                  [X]  d.3.  Matching Contribution.

         Qualified Matching Contributions to those who have made an Elective Contribution shall be allocated: (Select all applicable.)

         [ ]  e.  As a uniform dollar amount.
         [X]  f.  As a uniform percentage of Elective Deferrals.
         [X] g. To the extent necessary to satisfy the ACP test or the ADP test. (May only be used if Plan uses Current Year testing method.)
         [ ] h. Starting with the Non-Highly Compensated Employee with the least compensation, then the next higher, until the test in question (ADP, ACP) is satisfied.

      SAFE HARBOR CODA PROVISIONS

12. SAFE HARBOR CODA CONTRIBUTIONS - If 12.a. is checked do not fill out D.13-D.17.

         [X]  a.  The Plan is not intended to satisfy the Safe Harbor CODA requirements in any Plan Year.
         [ ] b. For any Plan Year in which the Employer satisfies the notification requirements of section 401(k)(12)(D) of the Code, the Safe Harbor CODA provisions of Part II Article IX of the Plan shall apply (Safe Harbor Option).

                  In any Plan Year in which this Plan is designated as a Safe Harbor CODA Plan under Part II Article IX:

                  [ ]  b.1.  Matching Contributions under Part II.D.5. of the
                             Adoption Agreement shall be made (Non-Safe Harbor).
                  [ ]  b.2.  Matching Contributions under Part II.D.5. of the
                             Adoption Agreement shall not be made (Safe Harbor).

13. ADP TEST SAFE HARBOR CONTRIBUTION - (Complete only if 12.b. is checked.) The Employer will make the following contributions for the Plan Year: (May select one of a., and b. if applicable, and must select one of c., d., e.,
      f. or g., and h. if applicable.)

         a.       Provide the ADP Test Safe Harbor Contribution to:

                  [ ]  a.1.  Each Participant.
                  [ ]  a.2.  Each Participant who is a Non-Highly Compensated
                             Employee.

                  [ ]  a.3.  Each Participant who is a Non-Highly Compensated
                             Employee or a Non-Key Employee.

         [ ] b. Participants who have not completed a Year of Service since their original date of hire, or have not yet reached age 21 will not receive the ADP Safe Harbor contribution.

         The ADP Test Safe Harbor Contribution is:

         [ ] c. Plan Provision - The Basic Matching Contribution of 100% of the Elective Deferral that does not exceed 3% of Compensation, plus 50% of the Elective Deferral that exceeds 3% of Compensation but does not exceed 5% of Compensation.
         [ ]  d.  An Enhanced Matching Contribution equal to 150 percent of the first 3% of Compensation deferred.
         [ ]  e.  An Enhanced Matching Contribution equal to 100 percent of the first 4% of Compensation deferred.
         [ ]  f.  An Enhanced Matching Contribution equal to the sum of:
                  f.1. 100% of the Participant's Elective Deferrals that do not exceed _______% of Compensation, plus
                  f.2. _______% of the Elective Deferrals that exceed _______% of Compensation but do not exceed _______% of Compensation.

                  (In the blank in f.1. and the second blank in f.2. insert a number that is equal to or greater than 3 but not greater than
                  6. The first and last blanks in f.2. must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making the Basic Matching Contribution of item c. The rate of match cannot increase as the Elective Deferrals increase. For example, if "5" is inserted in the blank in f.1., then f.2. does not need to be completed. This contribution will also satisfy the ACP Test Safe Harbor Contribution requirements.)

         [ ]  g.  Safe Harbor Non-Elective Contribution to each eligible
                  Participant in an amount equal to
                  _______% of Compensation.  (Must be 3% or more.)
         [ ] h. The ADP Test Safe Harbor Non-Elective Contribution will be made to:

                  _______________________________________________________.
                  (Insert name of defined contribution plan of Employer.)

         NOTE: No additional contributions are required in order to satisfy the requirements for a Safe Harbor CODA. However, if the Employer has selected the Safe Harbor Non-Elective Contribution, and desires to make a matching contribution that would satisfy the ACP Test Safe Harbor requirements, then complete the following.

14. ACP TEST SAFE HARBOR CONTRIBUTION - (Complete only if 12.b. is checked.) The Plan satisfies the requirements of the ADP Test Safe Harbor and the Employer elects to make the following additional ACP Test Safe Harbor
      Contribution: (Select only one.)

         [ ]  a.  Not Applicable -- Only the Safe Harbor Non-Elective
                  Contribution of 13.g. will be made.
         [ ]  b.  The ACP Test Safe Harbor Contribution is satisfied by the
                  Basic Matching Contribution or the Enhanced Matching Contribution of Part II.D.13. and no additional Safe Harbor Contribution will be made.
         [ ] c. The Safe Harbor Non-Elective Contribution of 13.g., and an additional matching contribution that meets the requirements of the ACP Test Safe Harbor will be made:

                  Provide the additional ACP Test Safe Harbor Contribution to:
                  (Select all applicable.)

                  [ ]  c.1.  Each Participant.
                  [ ]  c.2.  Each Participant who is a Non-Highly Compensated
                             Employee.
                  [ ]  c.3.  Each Participant who is a Non-Highly Compensated
                             Employee or a Non-Key Employee.
                  [ ]  c.4.  Participants who have not completed a Year of
                             Service since their original date of hire, or have not yet reached age 21 will not receive the ACP Safe Harbor Contribution.

                  The additional ACP Test Safe Harbor Contribution is:

                  [ ]  c.5.  _______% of the Elective Deferrals that do not
                             exceed 6% of Compensation.
                  [ ]  c.6.  ________% of the Elective Deferrals that do not exceed _____% of Compensation, plus _______% of the Elective Deferrals thereafter that do not exceed 6% of Compensation. (The number inserted in the third blank cannot exceed the number inserted in the first blank.)
                  [ ]  c.7.  A percentage (determined by the Employer for the
                             Plan Year not to exceed 100%) of the Elective Deferrals that do not exceed a percentage (determined by the Employer for the Plan Year not to exceed 4%) of the Compensation. (Use only if 13.g. is checked. This option may also be checked in combination with c.5. or c.6.)

15. VESTING OF THE ADDITIONAL ACP TEST SAFE HARBOR MATCHING CONTRIBUTION - (Complete only if 14.c. is checked.) The additional ACP Test Safe Harbor Matching Contribution will be vested in accordance with the following schedule:

         [ ]  a.  At the rate of 20% each year after 3 Years of Service (20%
                  vested in third year).
         [ ]  b.  At the rate of 20% each year after 2 Years of Service (20%
                  vested in second year).
         [ ]  c.  100% vesting upon participation.
         [ ]  d.  100% vesting after ___ Year(s) of Service (not to exceed 5).
         [ ]  e.  100% vesting at:  (Must also select another alternative.)

                  [ ]  e.1.  Early Retirement Date
                  [ ]  e.2.  Death
                  [ ]  e.3.  Disability

         [ ] f. Other: (Optional vesting schedule must be at least as favorable as a. or d.)

                  Year(s) of Service                  Percent Vesting

                    Less than 1                           _______
                    1 but less than 2                     _______
                    2 but less than 3                     _______
                    3 but less than 4                     _______
                    4 but less than 5                     _______
                    5 but less than 6                     _______
                    6 but less than 7                     _______
                    7 or more                             _______

         If the Plan becomes Top-Heavy, unless the Employer specifies otherwise, vesting will be at a rate of 20% per year beginning with the second Year of Service.

         [ ]  g.  Plan Provision - At a rate of 20% per year beginning with the second Year of Service.
         [ ]  h.  100% vesting after ___ Year(s) of Service (not to exceed 3).
         [ ]  i.  100% vesting:

                  [ ]  i.1.  Upon participation
                  [ ]  i.2.  At Early Retirement Date
                  [ ]  i.3.  At Death
                  [ ]  i.4.  Upon Disability

         [ ]  j.  Same as non-Top-Heavy vesting schedule.  (Must be at least as favorable as g. or h.)
         [ ] k. Other: (Optional vesting schedule must be at least as favorable as g. or h.)

                    Year(s) of Service                Percent Vesting

                    Less than 1                           _______
                    1 but less than 2                     _______
                    2 but less than 3                     _______
                    3 but less than 4                     _______
                    4 but less than 5                     _______
                    5 but less than 6                     _______
                    6 or more                             _______

16. TIMING OF SAFE HARBOR MATCHING CONTRIBUTION - The Safe Harbor Matching Contribution shall be allocated on:

         [ ]  a.  An annual basis.
         [ ]  b.  A payroll period basis - the Safe Harbor Matching
                  Contribution will be made only with respect to the Compensation and Elective Deferral for the payroll period (the "payroll period method").

                  Under the "payroll period method," the Employer elects to "true-up" the Safe Harbor Matching Contribution:

                  [ ]  b.1.  Each calendar month with respect to the
                             Compensation and Elective Deferrals for that calendar month.
                  [ ]  b.2.  Each plan-year quarter with respect to the
                             Compensation and Elective Deferrals for that plan-year quarter.
                  [ ]  b.3.  At the end of each Plan Year.
                  [ ]  b.4.  The Safe Harbor Matching Contribution will not be adjusted for any "true-up."

17. COMPENSATION FOR SAFE HARBOR CONTRIBUTIONS - Subject to Section 2.9.2(e) for purposes of determining the Compensation for the ADP Test Safe Harbor Contribution and the ACP Test Safe Harbor Contribution, Compensation shall be:

         [ ]  a.  Compensation as defined for Wages, Tips and Other Compensation
                  Box on Form W-2.
                  Include:

                  [ ]  a.1.  No inclusions
                  [ ]  a.2.  Include 402(h)(1)(B) (SEP deferrals), 125
                             (Cafeteria Plan), 132(f)(4) (Transportation), 402(e)(3) (401(k) deferrals), 403(b) and 457(b)
                             deferrals.

         [ ]  b.  Compensation as defined in section 3401(a) of the Code.
                  Include:

                  [ ]  b.1.  No inclusions
                  [ ]  b.2.  Include 402(h)(1)(B) (SEP deferrals), 125
                             (Cafeteria Plan), 132(f)(4) (Transportation), 402(e)(3) (401(k) deferrals), 403(b) and 457(b)
                             deferrals.

         [ ]  c.  Compensation as defined in section 415(c)(3) of the Code.
                  Exclude:

                  [ ]  c.1.  No exclusions
                  [ ]  c.2.  Exclude 402(h)(1)(B) (SEP deferrals), 125
                             (Cafeteria Plan), 132(f)(4) (Transportation), 402(e)(3) (401(k) deferrals), 403(b) and 457(b)
                             deferrals.

         [ ]  d.  Compensation for initial Plan Year of Participation:

                  [ ]  d.1.  From Entry Date as a Participant
                  [ ]  d.2.  Full Plan Year

18.   401(k) SIMPLE PROVISIONS

         [ ] a. The Employer elects to have the 401(k) SIMPLE Provisions described in Article VIII apply to the Plan. (This option may be selected only if the Plan uses a calendar-year Plan Year and the Employer is an Eligible Employer as defined in Section 2.8.2(b) of the Plan.) An amendment to have the 401(k) SIMPLE Provisions no longer apply is effective the next January 1.
         [ ]  b.  In lieu of the Matching Contribution described in Section
                  2.8.4(a) of the Plan the Employer shall make a Non-Elective Contribution described in Section 2.8.4(b) of the Plan that will be allocated to all Eligible Employees who received at least $_______ [INSERT AN AMOUNT LESS THAN $5,000] Compensation for the Year.

E.    VESTING PROVISIONS

1. YEARS OF SERVICE - Section 1.2.91 provides that a Year of Service is the 12 consecutive month period specified in the Adoption Agreement in which at least 1000 Hours of Service are performed unless a lesser number is specified. (Select a., b., c. or d. and if applicable, e. or f.)

         [X]  a.  Use the Plan Year as the computation period.
         [ ]  b.  Use Eligibility Computation Period as the computation period.
         [ ]  c.  Use the 12 month period ending on the employment anniversary date.
         [ ]  d.  Use the calendar year ending in the Plan Year.
         [ ]  e.  Use ____ in lieu of 1000 Hours of Service (not to exceed 1000 hours).
         [ ]  f.  Use Elapsed Time Method of Section 1.2.27.

                  [ ]  f.1.  ____ months of service.
                  [ ]  f.2.  ___ days of service.
                  (May not require more than 12 months.)

2. EXCLUDED YEARS - Section 1.2.91 provides that unless otherwise specified all Years of Service are taken into account. (Select all applicable.)

         [ ]  a.  Plan Provision - Include all Years of Service.
         [X]  b.  Exclude Years of Service prior to age 18.
         [ ] c. Exclude Years of Service prior to the effective date of predecessor plan - Effective date of predecessor plan:
                  ___/___/_____.
         [ ] d. Exclude Years of Service prior to the effective date of this Plan.

3. VESTING SCHEDULE - Section 2.4.2(g) provides that benefits will vest in accordance with the method specified in the Adoption Agreement. (Select a., b., c., d., f., or g. Also, select e. if applicable. All contributions made pursuant to the ADP Safe Harbor Contribution provisions of Part II.D.13 shall be non-forfeitable at all times.)

         Employer Non-Elective Accounts shall vest:

         [ ]  a.  At the rate of 20% each year after 3 Years of Service (20%
                  vested in third year).
         [ ]  b.  At the rate of 20% each year after 2 Years of Service (20%
                  vested in second year).
         [ ]  c.  100% vesting upon participation.
         [ ]  d.  100% vesting after ___ Year(s) of Service (not to exceed 5).
         [ ]  e.  100% vesting at: (Must also select another alternative.)

                  [ ]  e.1.  Early Retirement Date
                  [ ]  e.2.  Death
                  [ ]  e.3.  Disability

         [X] f. Other: (Optional vesting schedule must be at least as favorable as a. or d.)

                    Year(s) of Service                Percent Vesting

                    Less than 1                                 0

                    1 but less than 2                      20.000

                    2 but less than 3                      40.000

                    3 but less than 4                      60.000

                    4 but less than 5                      80.000

                    5 but less than 6                     100.000

                    6 but less than 7                     100.000

                    7 or more                             100.000

         [ ]  g.  Not applicable - No Non-Elective Employer Contributions.

         Matching Accounts shall vest:

         [ ]  h.  At the rate of 20% each year after 3 Years of Service (20%
                  vested in third year).
         [ ]  i.  At the rate of 20% each year after 2 Years of Service (20%
                  vested in second year).
         [ ]  j.  100% vesting upon participation.
         [ ]  k.  100% vesting after ___ Year(s) of Service (not to exceed 5).
         [ ]  l.  100% vesting at:  (Must also select another alternative.)

                  [ ]  l.1.  Early Retirement Date
                  [ ]  l.2.  Death
                  [ ]  l.3.  Disability

         [X] m. Other: (Optional vesting schedule must be at least as favorable as h. or k.)

                    Year(s) of Service                Percent Vesting

                    Less than 1                                 0
                    1 but less than 2                      20.000

                    2 but less than 3                      40.000

                    3 but less than 4                      60.000

                    4 but less than 5                      80.000

                    5 but less than 6                     100.000

                    6 but less than 7                     100.000

                    7 or more                             100.000

         [ ]  n.  Not applicable - No Matching Contributions.

4. PRIOR VESTING SCHEDULE - Section 3.8.3(c) provides that if the vesting schedule has been amended to a less favorable schedule, Participants may be entitled to have their vested interest calculated under the prior schedule.

         [X]  a.  Not applicable - Either not amended or new schedule is more favorable.
         [ ]  b.  The prior schedule was:

                  Employer Accounts:

                    Year(s) of Service                 Percent Vesting

                    Less than 1                           _______
                    1 but less than 2                     _______
                    2 but less than 3                     _______
                    3 but less than 4                     _______
                    4 but less than 5                     _______
                    5 but less than 6                     _______
                    6 but less than 7                     _______
                    7 or more                             _______

                    Matching Accounts:

                    Year(s) of Service                PERCENT VESTING

                    Less than 1                           _______
                    1 but less than 2                     _______
                    2 but less than 3                     _______
                    3 but less than 4                     _______
                    4 but less than 5                     _______
                    5 but less than 6                     _______
                    6 but less than 7                     _______
                    7 or more                             _______

5. TOP-HEAVY VESTING SCHEDULE - Section 2.6.1(b) provides that if the Plan becomes Top-Heavy, unless the Employer specifies otherwise, vesting will be at a rate of 20% per year beginning with the second Year of Service.

         Employer Accounts shall vest:

         [ ]  a.  Plan Provision - At a rate of 20% per year beginning with the second Year of Service.
         [ ]  b.  100% vesting after ___ Year(s) of Service (not to exceed 3).
         [ ]  c.  100% vesting:

                  [ ]  c.1.  Upon participation
                  [ ]  c.2.  At Early Retirement Date
                  [ ]  c.3.  At Death
                  [ ]  c.4.  Upon Disability

         [X]  d.  Same as non-Top-Heavy vesting schedule. (Must be at least as favorable as a. or b.)
         [ ] e. Other: (Optional vesting schedule must be at least as favorable as a. or b.)

                    Year(s) of Service                Percent Vesting

                    Less than 1                           _______
                    1 but less than 2                     _______
                    2 but less than 3                     _______
                    3 but less than 4                     _______
                    4 but less than 5                     _______
                    5 but less than 6                     _______
                    6 or more                             _______

         Matching Accounts shall vest:

         [ ]  f.  Plan Provision - At a rate of 20% per year beginning with the second Year of Service.
         [ ]  g.  100% vesting after ___ Year(s) of Service (not to exceed 3).
         [ ]  h.  100% vesting:

                  [ ]  h.1.  Upon participation
                  [ ]  h.2.  At Early Retirement Date
                  [ ]  h.3.  At Death
                  [ ]  h.4.  Upon Disability

         [X]  i.  Same as non-Top-Heavy vesting schedule. (Must be at least as favorable as f. or g.)
         [ ] j. Other: (Optional vesting schedule must be at least as favorable as f. or g.)

                    Year(s) of Service                Percent Vesting

                    Less than 1                           _______
                    1 but less than 2                     _______
                    2 but less than 3                     _______
                    3 but less than 4                     _______
                    4 but less than 5                     _______
                    5 but less than 6                     _______
                    6 or more                             _______

         [ ]  k.  Not applicable - No Matching Contributions.

6. RE-EMPLOYMENT - Section 2.4.4 provides that Years of Service completed after a Break in Service are not counted for purposes of increasing the vested percentage attributable to service before the Break in Service unless reemployed within 5 years.

         [X]  a.  Plan Provision - Do not count years after the Break in
                  Service.
         [ ]  b.  Count all service after the Break in Service.
         [ ]  c.  Not applicable - 100% immediate vesting.

7. FORFEITURES - Section 2.4.6 provides that Forfeitures are determined as of the last day of the Plan Year in which all of the Participant's interest is distributed from the Plan. (May select f. and g. and one other option.)

         [X]  a.  Plan Provision - Determined on the last day of the Plan Year of distribution.
         [ ]  b.  Determined in the Plan Year of 5th consecutive Break in
                  Service.
         [ ] c. Determined as of the Valuation Date coincident with or next following the Distribution Date.
                  (See section G.4.)
         [ ] d. The earlier of the last day of the Plan Year in which the Participant's entire interest is distributed from the Plan, or the last day of the Plan Year of the 5th consecutive Break in Service.
         [ ]  e.  Determined in the Plan Year of the 1st Break in Service.
         [ ]  f.  Forfeitures shall be allocated in the Plan Year following the
                  Plan Year in which they are determined.
         [X]  g.  Forfeit accounts of Participants and Beneficiaries who cannot be found.
         [ ]  h.  Not applicable - All benefits are fully vested.

8. REQUIREMENT TO SHARE IN ALLOCATION OF FORFEITURES - In order to share in the allocation of Forfeitures that supplement rather than reduce other contributions, a Participant (Select all applicable.):

         [X] a. Must be eligible to receive an allocation of the respective type of contribution. (Need not defer to receive Matching Forfeitures.)
         [ ]  b.  Is always eligible to receive an allocation of Forfeitures.
         [ ]  c.  Not applicable.

9. FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS - Shall be applied to: (Select all applicable. If f. is selected must select one other option. Reduction options apply before supplement option.)

         [X]  a.  Supplement Non-Elective Contributions.
         [ ]  b.  Supplement Matching Contributions.
         [ ]  c.  Reduce Non-Elective Contributions.
         [ ]  d.  Reduce Qualified Non-Elective Contributions.
         [ ]  e.  Reduce Matching Contributions.
         [X] f. Applied to reduce administrative expenses of the Plan, then any remaining Forfeitures shall be allocated as elected above.

10.   FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS - Shall be reallocated to
      Participants:

         [X]  a.  In the same manner as Non-Elective Contributions.
         [ ]  b.  In proportion to each Participant's Compensation.
         [ ]  c.  In proportion to Matching Contributions.
         [ ]  d.  In proportion to Elective Contributions.
         [ ] e. As a flat dollar amount determined by dividing the Forfeiture amount by the number of Participants eligible to receive an allocation of Forfeitures.
         [ ]  f.  Not applicable.

11. FORFEITURES OF MATCHING CONTRIBUTIONS - Shall be applied to: (Select all applicable. If f. is selected, select at least one other option. Reduction options apply before supplement option.)

         [X]  a.  Supplement Matching Contributions.
         [ ]  b.  Supplement Non-Elective Contributions.
         [ ]  c.  Reduce Matching Contributions.
         [ ]  d.  Reduce Qualified Non-Elective Contributions.
         [ ]  e.  Reduce Non-Elective Contributions.
         [X] f. Applied to reduce administrative expenses of the Plan, then any remaining Forfeitures shall be allocated as elected above.

12.   FORFEITURES OF MATCHING CONTRIBUTIONS - Shall be reallocated to
      Participants:

         [X]  a.  In proportion to Matching Contributions.
         [ ]  b.  In proportion to each Participant's Compensation.
         [ ]  c.  In proportion to Elective Contributions.
         [ ]  d.  In the same manner as Non-Elective Contributions.
         [ ] e. As a flat dollar amount determined by dividing the Forfeiture amount by the number of Participants eligible to receive an allocation of Forfeitures.
         [ ]  f.  Not applicable.

13. RESTORATION OF FORFEITURES - If a Participant is entitled to a restoration of a Forfeiture, the amount to be restored shall be restored by:

         [X] a. Allocating other Forfeitures arising in the year of restoration to the Participant's Account to the extent thereof and an additional contribution by the Employer specifically allocated to the Participant's Account to the extent that allocable Forfeitures are insufficient.
         [ ] b. An additional contribution by the Employer specifically allocated to the Participant's Account.

14. MANDATORY CASH OUT PROVISIONS - Participants with a balance of $3,500 ($5,000 for Plan Years beginning after August 5, 1997) or less may be paid out without their consent. Employer may elect to retain the $3,500 threshold or designate a threshold up to and including $5,000:

         [ ]  a.  No mandatory cash out.
         [X]  b.  Threshold shall be $5000.00. (less than or equal to $5,000)

F.    CODA LIMITATION PROVISIONS

1. PRECEDING YEAR - CURRENT YEAR - Section 2.7.1 requires the use of the Actual Deferral Percentage of Non-Highly Compensated Employees (NHCEs) for the preceding Plan Year unless the Employer elects to use the Actual Deferral Percentage for the current Plan Year. THE TESTING METHOD SELECTED MUST BE USED FOR BOTH THE ACTUAL DEFERRAL PERCENTAGE TEST AND THE ACTUAL CONTRIBUTION PERCENTAGE TEST. (Select all applicable.)

         [ ]  a.  Plan Provision - Use Prior Plan Year Actual Deferral
                  Percentage for NHCEs. If this is not a successor plan, for the first Plan Year that this Plan permits any Participant to make Elective Deferrals, the Actual Deferral Percentage and the Actual Contribution Percentage for NHCEs shall be:

                  [ ]  a.1.  3%.
                  [ ]  a.2.  The Actual Deferral Percentage and the Actual
                             Contribution Percentage for NHCEs for the Current Year.

         [X]  b.  Use current Plan Year Actual Deferral Percentage and Actual
                  Contribution Percentage for NHCEs.

2. ACTUAL DEFERRAL PERCENTAGES - Qualified Matching Contributions and Qualified Non-Elective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages
      (ADP). For purposes of the ADP test in Section 2.7.1, the amount taken into account shall be: (Select all applicable.)

      a. For Qualified Matching Contributions:

                  [ ]  a.1.  All such Qualified Matching Contributions.
                  [X]  a.2.  Only those Qualified Matching Contributions that are needed to pass the ADP test.
                  [ ]  a.3.  Qualified Matching Contributions are not to be
                             included in the ADP test.

         b. For Qualified Non-Elective Contributions:

                  [ ]  b.1.  All such Qualified Non-Elective Contributions.
                  [X]  b.2.  Only those Qualified Non-Elective Contributions that are needed to pass the ADP test.
                  [ ]  b.3.  Qualified Non-Elective Contributions are not to be
                             included in the ADP test.

3. ACTUAL CONTRIBUTION PERCENTAGE - The amount of Elective Deferrals and Qualified Non-Elective Contributions may be taken into account as contribution percentage amounts for the purpose of calculating the Actual Contribution Percentages (ACP) shall be: (Select all applicable.)

         a. For Elective Deferrals:

                  [ ]  a.1.  All such Elective Deferrals.
                  [X]  a.2.  Only those Elective Deferrals that are needed to pass the ACP test.
                  [ ]  a.3.  Elective Deferrals are not to be included in the
                             ACP test.

         b. For Qualified Non-Elective Contributions:

                  [ ]  b.1.  All such Qualified Non-Elective Contributions.
                  [X]  b.2.  Only those Qualified Non-Elective Contributions that are needed to pass the ACP test.
                  [ ]  b.3.  Qualified Non-Elective Contributions are not to be
                             included in the ACP test.

4. EXCESS AGGREGATE CONTRIBUTIONS - Vested Excess Aggregate Contributions shall be distributed to the Participant. Forfeitures of Excess Aggregate Contributions (Matching Contributions) pursuant to Section 2.7.7 shall be:

         [X]  a.  Applied to reduce Employer contributions (i.e., Non-Elective,
                  QNEC, QMAC, Matching).
         [ ] b. Allocated, after all other Forfeitures under the Plan, to each Participant's Matching Contribution Account in the ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. Such Forfeitures will not be allocated to the Account of any Highly Compensated Employee.

G.  DISTRIBUTION PROVISIONS

1. METHOD OF DISTRIBUTION - Section 2.5.2 provides that the Employer may elect to permit Plan distributions to be made in the form of: (Select all applicable.)

         [X]  a.  Lump sums

                  [X]  a.1.  without regard to amount
                  [ ]  a.2.  not to exceed $___________
                  [ ]  a.3.  if the Participant has completed ___ Years of
                             Service and has attained age ___

         [ ]  b.  Installments

                  [ ]  b.1.  over ___ years payable on an annual, quarterly or monthly basis.
                  [ ]  b.2.  over a period of years certain selected by the
                             Participant that is less than the life of the Participant payable on an annual, quarterly or monthly basis.

         [ ]  c.  Annuities

                  [ ]  c.1.  for not more than ___ years.
                  [ ]  c.2.  for the life of (Select all that apply.)

                           [ ]  2.A. the Participant.
                           [ ]  2.B. the Participant and spouse.
                           [ ]  2.C. the Participant and a designated
                                     beneficiary

                  [ ]  c.3.  for a certain period of: (Select all that apply.)

                           [ ]  3.A. 5 years
                           [ ]  3.B. 10 years
                           [ ]  3.C. 15 years
                           [ ]  3.D. 20 years

                                     and thereafter for the life of: (Select all that apply.)
                           [ ]  3.E. the Participant
                           [ ]  3.F. the Participant and spouse
                           [ ]  3.G. the Participant and a designated
                                     beneficiary

                  [ ]  c.4.  for a period certain selected by the Participant that is less than the life of
                             (Select all that apply.)

                           [ ]  4.A. the Participant
                           [ ]  4.B. the Participant and spouse
                           [ ]  4.C. the Participant and a designated
                                     beneficiary

         [ ]  d.  Minimum Distribution to non-vested Participant:

                  Minimum Distribution Amount shall be the lesser of $_______ or the Account balance.
         [ ] e. Subject to Section 2.5.2(a) the default form of distribution for Account balances that are $5,000 or less, but greater than or equal to $_______ shall be a Direct Rollover.

         NOTE:    In the case of a Safe Harbor Profit Sharing Plan as defined at
                  Section 1.2.77, or a Cash or Deferred Profit Sharing Plan, no spousal consent shall be required for a distribution if the only form of distribution available is a lump sum distribution. If an annuity option of life or longer is selected Qualified Joint and Survivor Annuity provisions are required.

2. SURVIVOR ANNUITY PERCENTAGE - If a Joint and Survivor Annuity is payable, Sections 1.2.52, 1.2.69, 1.2.70 and 1.2.75 provide that the normal survivor annuity is 50% of the amount payable during the joint lives of the Participant and spouse, unless the Employer elects a different percentage.

         [ ]  a.  Plan Provision - 50%.
         [ ]  b.  Other percentage - _______%. (Not less than 50% nor more than
                  100%.)
         [ ] c. Other percentage selected by the Participant. (Not less than 50% nor more than 100%.)

3. TIME OF DISTRIBUTION - Section 2.5.1(b) provides that distributions to Participants who resign or are discharged prior to retirement are deferred until the retirement date unless the Employer elects to permit distributions in advance of such date.

         [ ]  a.  Plan Provision - Deferred until the Participant's
                  Disability, death, Normal or Early Retirement Date.
         [ ] b. Distributions shall be made within ___ days after termination of service. (Must select "4.a.4" below under Distribution Date.)
         [X] c. Distributions may be made at the Participant's election within a reasonable period following the Distribution Date.

4. DISTRIBUTION DETERMINATION DATE - Section 2.4.5 provides that, subject to the necessity of obtaining the consent of a Participant and spouse, for the purposes of determining the amount to be distributed, the Distribution Date is:

         a. For a Participant who terminates employment prior to death, Disability, or retirement:

                  [ ]  a.1.  The last day of the Plan Year coinciding with
                             or next following the date of termination.
                  [ ]  a.2.  The Valuation Date coinciding with or next
                             following the date of termination.
                  [ ]  a.3.  The Valuation Date coinciding with or next
                             preceding the date of termination.
                  [X]  a.4.  As soon as practical following the date of
                             termination, based on the preceding
                             Valuation Date.
                  [ ]  a.5.  The [ ] Valuation Date, [ ] Anniversary Date
                             following ___ consecutive Breaks in Service.
                  [ ]  a.6.  The Participant's Normal or Early Retirement Date.

         b. For a Participant who terminates employment as a result of death, Disability, or retirement:

                  [ ]  b.1.  The last day of the Plan Year coinciding with
                             or next following the date of termination.
                  [ ]  b.2.  The Valuation Date coinciding with or next
                             following the date of termination.
                  [ ]  b.3.  The Valuation Date coinciding with or next
                             preceding the date of termination.
                  [X]  b.4.  As soon as practical following the date of
                             termination, based upon the preceding
                             Valuation Date.
                  [ ]  b.5.  The [ ]  Valuation Date, [ ]  Anniversary Date
                             following ___ consecutive Breaks in Service.

         c. In the case of a Participant's interest in an Elective Account, Voluntary Account or Segregated

               Account attributable to a rollover contribution from another plan, notwithstanding the foregoing:

                  [ ]  c.1.  The last day of the Plan Year coinciding with
                             or next following the date of termination.
                  [ ]  c.2.  The Valuation Date coinciding with or next
                             following the date of termination.
                  [ ]  c.3.  The Valuation Date coinciding with or next
                             preceding the date of termination.
                  [X]  c.4.  As soon as practical following the date of
                             termination, based upon the preceding
                             Valuation Date.
                  [ ]  c.5.  The [ ]  Valuation Date, [ ]  Anniversary Date
                             following ___ consecutive Breaks in Service.

5. HARDSHIP DISTRIBUTIONS OF ELECTIVE DEFERRALS - Section 2.5.5 provides that an Employer may permit distributions of Elective Deferrals to Participants while employed in the event of financial hardship as specified in the
      Plan:

         [X]  a.  Hardship distributions of Elective Deferrals are permitted.
         [ ] b. Hardship distributions of Elective Deferrals are not permitted.

         Hardship distributions may be made from a Participant's Elective Account, provided that Hardship Distributions of earnings on Elective Deferrals may only be made on such earnings credited to the Participant's Account as of the end of the last Plan Year ending before July 1, 1989.

6. IN SERVICE DISTRIBUTIONS - Section 2.5.6 provides that if the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan and if the Employer elects in the Adoption Agreement to permit distributions to a Participant after attaining age 59-1/2 but prior to his termination of employment, a Participant shall be entitled to receive a distribution of all or a part of his Accounts upon filing a written request with the Plan Administrator, provided that the amounts withdrawn have been allocated to the Participant for two (2) years; or the Participant has been a Participant for at least five years; or on account of Hardship. (Select all applicable.)

         ELECTIVE DEFERRALS

         [ ]  a.  In Service Distributions are not permitted.
         [ ] b. Plan Provision - After age 59-1/2 provided that amounts have been allocated for ____ years
                  (Must be at least 2.); or require participation for at least ____ years (Must be at least 5.); or on account of Hardship.

         [ ]  c.  After age _____.  (Must be greater than 59-1/2.)
         [ ]  d.  Require that amounts have been allocated for ___ years. (Must be at least 2.)
         [ ]  e.  Require participation for at least ___ years. (Must be at least 5.)
         [ ]  f.  In Service Distributions are permitted upon reaching Normal
                  Retirement Date.

         OTHER ACCOUNTS

         [X]  g.  In Service Distributions for Accounts other than Elective
                  Deferral Accounts not subject to age 59-1/2 requirement:

                  [ ]  g.1.  Plan Provision - Require that amounts have been allocated for ____ years (Must be at least 2.); or require participation for at least ____ years (Must be at least 5.) or on account of Hardship.
                  [ ]  g.2.  After age ____.
                  [ ]  g.3.  Require that amounts have been allocated for ____
                             years. (Must be at least 2.)
                  [ ]  g.4.  Require participation for at least ____ years.
                             (Must be at least 5.)

                  [ ]  g.5.  In Service Distributions are permitted upon
                             reaching Normal Retirement Date.
                  [X]  g.6.  In Service Distributions allowed on account of
                             Hardship, subject to the Hardship requirements of
                             Section 2.5.5.

                  [ ]  g.7.  No restriction on In Service distributions of
                             rollover amounts and voluntary contribution amounts.

         [X] h. In Service Distributions may be taken from the following accounts:

                  [X]  h.1.  All of Participant's Accounts - This election
                             shall not include Elective Deferrals prior to a Participant attaining age 59-1/2, Qualified Non-Elective Contributions (to the extent used in ADP or ACP test), Matching Contributions (to the extent used in ADP or ACP test) or Qualified Matching Contributions (to the extent used in ADP or ACP test).

                  [ ]  h.2.  Only the Participant's Account balances
                             attributable to the following:

                           [ ]  2.A.  Employer Contribution Account
                           [ ]  2.B.  Qualified Non-Elective Contribution
                                      Account or Qualified Matching
                                      Contribution Account (to the extent not
                                      used in ADP or ACP test)
                           [ ]  2.C.  Matching Contribution Account (to the
                                      extent not used in ADP or ACP test)
                           [ ]  2.D.  Matching Contribution Account used in ADP
                                      or ACP test upon attainment of age 59-1/2
                           [ ]  2.E.  Qualified Non-Elective Contribution
                                      Account or Qualified Matching
                                      Contribution Account used in ADP or ACP
                                      test upon attainment of age 59-1/2.

7. QUALIFIED DOMESTIC RELATIONS ORDERS - Section 3.11.8 provides that the Employer may elect to permit distributions to an Alternate Payee pursuant to the terms of a Qualified Domestic Relations Order even if the Participant continues to be employed.

         [ ] a. Distributions to an Alternate Payee are not permitted while the Participant continues to be employed before the earliest possible retirement age pursuant to section 414(p) of the Code.

         [X] b. Distributions to an Alternate Payee are permitted while the Participant continues to be employed on or after the date a Domestic Relations Order is determined to be a Qualified Domestic Relations Order by the Plan Administrator.

8.    REQUIRED MINIMUM DISTRIBUTIONS

         a. Required Beginning Date - Section 2.5.1(h)(5) provides under the General Rule that minimum distributions must begin to a Participant by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                  [ ]  a.1.  Follow the Plan provisions under the General
                             Rule - Required Beginning Date is age 70-1/2 for all Participants.

                  [X]  a.2.  Exception for Non-5-Percent Owners. (The
                             required beginning date for Participants who are not 5-percent owners shall be the later of the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2, or the first day of April of the calendar year following the calendar year in which the Participant retires.)

         b. Recalculation of Life Expectancy - Section 2.5.1(c) provides that unless otherwise elected in the Adoption Agreement, life expectancies for determining the Required Minimum Distributions shall be recalculated:

                  [ ]  b.1.  Recalculations are permitted at the election of the
                             Participant.
                  [ ]  b.2.  Recalculations are not permitted.
                  [X]  b.3.  Recalculations shall be automatic.

H.    OTHER ADMINISTRATIVE PROVISIONS

1. EARNINGS - Section 3.1.2 permits the Employer to specify the manner in which earnings are allocated to Participants who receive distributions on any date other than a Valuation Date.

         [ ]  a.  Earnings will be credited solely as of the immediately preceding Valuation Date.
         [X]  b.  Actual earnings will be credited to the date of distribution.
         [ ]  c.  Actual earnings will be credited to the date of distribution based on elections made in e. or f. below.
         [ ] d. Earnings will be credited solely as of the immediately preceding Valuation Date if distribution is within ___ days of such Valuation Date and will be credited to date of distribution otherwise based on elections made in e. or f. below.
         [ ]  e.  Earnings will be credited to the date of distribution based upon an estimate of earnings equal to _______% annually.
         [ ] f. Earnings will be credited to the date of distribution based upon an estimate of earnings equal to the average rate of earnings during the preceding:

                  [ ]  f.1.  Valuation Period.
                  [ ]  f.2.  Plan Year.
                  [ ]  f.3.  ___ Valuation Periods.

2. LOANS - Section 3.5.1 provides that the Employer may elect to permit loans to Participants and Beneficiaries in accordance with a Participant loan program adopted by the Trustee(s).

         [X]  a.  Loans are permitted.
         [ ]  b.  Loans are not permitted.

3. ROLLOVERS - Section 3.9.3 authorizes the Employer to permit the transfer of interests in other qualified plans to this Plan. (Select all applicable.)

         [ ]  a.  Rollover contributions are not permitted.
         [ ]  b.  Rollover contributions are permitted only from other plans of the Employer.
         [ ]  c.  Rollover contributions are permitted only by Employees who have satisfied the conditions for participation.
         [X]  d.  Rollover contributions are permitted from any Employee even if not otherwise eligible to be a Participant.
         [ ]  e.  In-kind rollovers permitted except Participant loans.
         [ ]  f.  In-kind rollovers of Participant loans permitted.
         [ ]  g.  In-kind rollovers not permitted.

4. INVESTMENT CONTROL - Section 4.5 of the Trust provides that the Employer may elect to permit Participants to control the investment of their Accounts. (May select b. and d., or c. and d, along with c.1. through c.7.)

         [ ]  a.  Participants may not control their investments.
         [X]  b.  Participants may control all their investments.
         [ ] c. Participants may control their investments solely with respect to amounts attributable to:
                  (Select one or more.)

                  [ ]  c.1.  Non-Elective Contributions.
                  [ ]  c.2.  Qualified Non-Elective Contributions.
                  [ ]  c.3.  Qualified Matching Contributions.
                  [ ]  c.4.  Elective Contributions.
                  [ ]  c.5.  Matching Contributions.
                  [ ]  c.6.  Voluntary Contributions.
                  [ ]  c.7.  Amounts rolled over and held in a Segregated
                             Account.

         [ ] d. This Plan is intended to comply with section 404(c) of ERISA. (Plan Administrator or appropriate Fiduciary shall insure that the Plan provides Participants with the minimum options and information required by ERISA section 404(c) and the Regulations thereunder.)

         [ ]  e.  Not Applicable (See attached Trust)

5. LIFE INSURANCE AUTHORIZATION - Section 3.10.1 permits the purchase of Life Insurance Policies. (Select one.)

         [X]  a.  No Life Insurance Policies shall be purchased.
         [ ]  b.  Life insurance may be purchased at the option of the Plan
                  Administrator.
         [ ]  c.  Life insurance may be purchased at the option of the
                  Participant.
         [ ]  d.  No Life Insurance Policies shall be purchased after
                  ___/___/_____. (Specify date.)

6. LIFE INSURANCE LIMITS - Provided that the Employer has elected to permit the purchase of Life Insurance Policies, the amount of life insurance to be purchased on each Participant's life shall be: (Select all applicable.)

         [ ]  a.  no limit
         [ ] b. the amount which may be purchased by ______% of the Contribution allocated to the Participant's Accounts for each Plan Year. (no more than 49.9% for whole life and 25% for universal life or term) Life insurance may be purchased with:

                  [ ]  b.1.  Elective Deferrals
                  [ ]  b.2.  Matching Contributions
                  [ ]  b.3.  Employer Non-Elective Contributions

         [ ] c. notwithstanding b., above, limit insurance to an amount not to exceed ______% of the amount qualifying for an In Service distribution under the terms of the Plan.
         [ ]  d.  shall not exceed $________ in total face amount
         [ ]  e.  shall be limited to the face amounts in effect on
                  ___/___/_____.
         [ ]  f.  shall not be purchased

                  [ ]  f.1.  after the Participant has attained age ____
                  [ ]  f.2.  within ____ years of Normal Retirement Age
                  [ ]  f.3.  after the Participant has attained Normal
                             Retirement Age

         [ ]  g.  shall be purchased, provided

                  [ ]  g.1.  the Participant has attained age ____
                  [ ]  g.2.  the Participant has ____ Years of Service
                  [ ]  g.3.  the Participant has ____ Years of Service as a
                             Participant
                  [ ]  g.4.  the initial amount is at least $____(cannot exceed
                             $1,000)
                  [ ]  g.5.  the additional amount is at least $____(cannot
                             exceed $1,000)

         [ ]  h.  shall be purchased in multiples of $____(cannot exceed $1,000)

         [ ]  i.  shall be surrendered at Normal Retirement Age, if the
                  Participant postpones retirement
         [ ] j. shall be purchased for a Participant uninsurable at the standard rates, for up to _______% over the standard rates, provided the Participant consents.

7. TOP-HEAVY ASSUMPTIONS - (This question applies only if the Employer also has a Defined Benefit Plan.) The interest rate used to establish the present value of accrued benefits in order to calculate the Top-Heavy Ratio under section 416 of the Code shall be _______% and the mortality table used shall be _______.

         Note: The actuarial assumptions entered here should be coordinated with any existing defined benefit plan.

8. VALUATION DATE - For purposes of computing the Top-Heavy Ratio, the Valuation Date is:

         [ ]  a.  The first day of the Plan Year.
         [X]  b.  The last day of the Plan Year.
         [ ]  c.  Other - Specify:  ___/___.  (Must be at least annually.)

9. SINGLE PLAN MINIMUM TOP-HEAVY ALLOCATION - For purposes of minimum Top-Heavy allocations, an allocation of contributions and Forfeitures equal to the following percentage of each non-key Employee's Compensation will be made to the Employee's Account when the Plan is Top-Heavy: (May select c. and d. and one other option.)

         [X]  a.  The lesser of 3% or the highest percentage allocated to any
                  Key Employee.
         [ ]  b.  _______%.  (Must be at least 3.)
         [ ]  c.  Members of a collective bargaining group shall not receive
                  Top-Heavy minimum allocation.
         [ ]  d.  Provide Top-Heavy minimum allocation to Key Employees.

10. MULTIPLE PLANS PROVISIONS - The Employer which maintains or ever maintained a qualified defined benefit plan in which any Participant in the Plan is, was, or could become a Participant adds the following optional provisions which it deems necessary to satisfy section 416 of the Code because of the required aggregation of multiple plans: (May select e. and one other option.)

         [X]  a.  Not applicable - No other plan or other plan terminated prior to the Effective Date of this Adoption Agreement.
         [ ]  b.  A minimum contribution allocation of 5% of each non-key
                  Participant's total Compensation shall be provided in a defined contribution plan of the Employer.
         [ ] c. A minimum benefit of the lesser of 2% times years of service or 20% of each non-key Participant's Average Compensation shall be provided in a defined benefit plan of the Employer.
         [ ] d. A minimum benefit of the lesser of 2% times years of service or 20% of each non-key Participant's Average Compensation shall be provided in a defined benefit plan of the Employer but offset by the amount contributed on such Participant's behalf under any defined contribution plan of the Employer.
         [ ]  e.  Members of a collective bargaining group shall not receive
                  Top-Heavy minimum allocation.
         [ ]  f.  Other - Specify:  ________________________________________

         NOTE: When selecting "f. Other" the method selected must preclude Employer discretion (method used must be definitely determinable and clearly stated). When selecting c. or d. should be coordinated with any existing defined benefit plan.

11. MULTIPLE DEFINED CONTRIBUTION PLANS - If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

         [X]  a.  Not applicable.
         [ ] b. The provisions of this Plan limiting Annual Additions will apply as if the other plan is a master or prototype plan. (Pro-rata reduction in each plan)
         [ ]  c.  Other - Specify:  ________________________________________.

         NOTE: Specify the method under which the plans will limit total Annual Additions to the maximum permissible amount and will properly reduce any excess amounts in a manner that precludes Employer discretion.

12. TOP-HEAVY DUPLICATIONS - The Employer who maintains two or more defined contribution plans makes the following election:

         [X]  a.  Not applicable.
         [ ]  b.  A minimum non-integrated contribution of 3% of each non-key
                  Participant's Compensation shall be provided by:

                  [ ]  b.1.  This Plan.
                  [ ]  b.2.  The following defined contribution plan:

                             ________________________.

13. PAIRED PLAN - Indicate whether this Plan is paired with another DATAIR Mass-Submitter Prototype Plan. If option b. is selected, option c. or d. must be answered.

         [X]  a.  Not applicable - This is not a Paired Plan.
         [ ] b. This Plan is paired with another standardized defined contribution plan and or defined benefit plan of the Employer:

                  Defined contribution plan name:

                  _________________________________________

                  Three Digit Plan Number:  ___.
                  Defined benefit plan name:

                  _____________________

                  Three Digit Plan Number:  ___.

         Top-Heavy Minimum Options - If the plans benefit the same Participants, one of the paired plans must provide the Top-Heavy minimum benefits. If the plans do not benefit the same Participants, then each plan must make its own Top-Heavy Minimum benefits. In addition, for Limitation Years beginning before January 1, 2000, indicate the method used to determine the fraction under Code section 415(e). (SEE SECTION 2.6.3 FOR EXPLANATION OF METHOD 1 AND METHOD 2.)

         [ ]  c.  Option A - (Make Top-Heavy Minimum to each paired plan.):

                  [ ]  c.1.  Method 1 - Substitute the 1.25 factor with 1.0 in the 415(e) fraction
                  [ ]  c.2.  Method 2 - Buys back 1.25 factor with additional benefits or contributions
                  [ ]  c.3.  Not applicable - not a Paired Plan until Limitation
                             Year beginning on or after January 1, 2000.

         [ ] d. Option B - Top-Heavy Minimum provided by one plan (In the event that this Option B is selected and the paired plans do not cover the same Participants, Option A, Method 1 will apply.) Top-Heavy Minimum will be satisfied by the following Plan of the Employer:

                      Plan Name:

                      ________________________________________

                      Three Digit Plan Number:  ___

                  [ ]  d.1.  Method 1 - Substitute the 1.25 factor with 1.0 in the 415(e) fraction
                  [ ]  d.2.  Method 2 - Buys back 1.25 factor with additional benefits or contributions
                  [ ]  d.3.  Not applicable - not a Paired Plan until Limitation
                             Year beginning on or after January 1, 2000.

14. ELECTROMECHANICAL COMMUNICATIONS - Section 3.4.6 provides for the use of Electromechanical Communications between the Participant and Trustee, custodian, or Plan Administrator if so elected by the Employer. The Trustee (or other agent appointed for this purpose) may act upon receipt of directions (including, without limitation, directions pursuant to voice response systems, facsimile, or other electromechanical means) certifying that an amount is payable to or for the benefit of a Participant. (Select all applicable.)

         [X]  a.  Electromechanical Communications permitted:

                  [X]  a.1.  Between all parties.
                  [ ]  a.2.  Limited to communication between Employer, Trustee, custodian, and Plan Administrator.
                             (Electromechanical Communication with Participant not permitted.)

         [X]  b.  Communications limited to:

                  [X]  b.1.  No limitations on Electromechanical Communications.
                  [ ]  b.2.  Distributions.
                  [ ]  b.3.  Direct rollovers.
                  [ ]  b.4.  Transfers between investment funds or directed
                             accounts.
                  [ ]  b.5.  In Service Distributions.
                  [ ]  b.6.  Disbursement of a loan.
                  [ ]  b.7.  Hardship distributions.

         [ ]  c.  No Electromechanical Communications permitted.

15. TRUSTEE AUTHORITY - Subject to Section 2.2 of the Trust, if the Employer has appointed a group of 2 or more individuals to act as Trustee of the Plan, the Trustee may be bound by a majority of those individuals unless the Employer elects otherwise.

         [X]  a.  Plan Provision - Act by the Majority.
         [ ]  b.  The Trustee shall be bound by the act of any ___ (insert number) of individuals acting in the capacity of the Trustee. [ ] c. Not Applicable (See Attached Trust).

The name, address and telephone number of the Plan Sponsor is:

DATAIR Employee Benefit Systems, Inc.
735 N. Cass Ave
Westmont, IL 60559
(630) 325-2600

Applicable requirements mandate that the use of this Prototype Document be registered by the Plan Sponsor with the Internal Revenue Service. Unregistered use may cause the Plan to become disqualified because it may not be maintained as required by law.

If the Employer's Plan fails to attain or retain qualification, such plan will no longer participate in this Master/Prototype Plan and will be considered an individually designed plan.

The Plan Sponsor will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Internal Revenue Code except to the extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B.

An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of sections 415 and 416.

If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of sections 415 and 416, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan or in Revenue Procedure 2000-20 and Announcement 2001-77. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01 (the DATAIR Mass-Submitter Prototype Defined Contribution Plan) Revised 09/18/2001.

                                      * * *

The Employer hereby adopts the Plan as evidenced by the foregoing Adoption Agreement on this _______ day of ___________________, _______.

EMPLOYER:                                         TRUSTEE:
Southwest Community Bank

_________________________________                 ______________________________
 Frank Mercardante                                Frank Mercardante
                                                  Trustee

                                                  ______________________________
                                                  Danna Murphy
                                                  Trustee

PLAN NAME: SOUTHWEST COMMUNITY BANK 401(k) PLAN
PLAN NUMBER: 001
EMPLOYER EIN: 33-0738069

                         DATAIR MASS SUBMITTER PROTOTYPE
                      CASH OR DEFERRED PROFIT SHARING PLAN
                                   APPENDIX A
                                  Plan #01-003
                         GUST REMEDIAL AMENDMENT PERIOD

Plan Administrators are permitted to exercise certain administrative discretion under the various provisions of the Uruguay Round Table Agreements Act, Pub. L. 103-465 ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 ("USERRA"), the Small Business Job Protection Act of 1996, Pub. L. 104-188 ("SBJPA"), the Taxpayer Relief Act of 1997, Pub. L. 105-34 ("TRA 97") and the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 ("RRA"), collectively known as "GUST". Plans that are effective for years beginning before the end of the GUST remedial amendment period must complete this Appendix A as a part of the Adoption Agreement to preserve the various elections made during the remedial amendment period for GUST and prior to the adoption of a GUST restatement.

1. HIGHLY COMPENSATED EMPLOYEE DETERMINATION. If an employer makes or changes either the Top-Paid Group Election or the Calendar Year Data Election for a determination year, the plan must reflect the choices made. The Top-Paid Group Election and the Calendar Year Data Election must apply consistently to the determination years of all plans of the Employer. However, the consistency requirement will not apply to determination years beginning with or within the 1997 calendar year. For determination years beginning on or after January 1, 1998, and before January 1, 2000, satisfaction of the consistency requirement is determined without regard to any nonretirement plans of the Employer.

      Top-Paid Group Election - Highly Compensated Employee determination limited to top 20% of Employees by pay.

      Calendar Year Data Election - Method for determining greater than $80,000 in Compensation (as adjusted by the Secretary pursuant to section 415(d) of the Code), use Compensation paid during the calendar year beginning with or within the preceding year. (Calendar year plans may not make this election after 1998.)

      Indicate if either election was selected during the remedial amendment period:

       Top Paid Election      Calendar Year Election

           [ ] 1997                 [ ] 1997
           [ ] 1998                 [ ] 1998
           [ ] 1999                 [ ] 1999
           [ ] 2000                 [ ] 2000
           [ ] 2001                 [ ] 2001
           [ ] 2002                 [ ] 2002

2. PRECEDING YEAR - CURRENT YEAR TESTING FOR ADP TEST. The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test in a prototype for

      Plan Years beginning after the end of the remedial amendment period. This does not apply to the remedial amendment period.

         For the first Plan Year the Actual Deferral Percentage for NHCEs shall be:

                  [ ]  a.  Use 3% as the Actual Deferral Percentage for NHCEs.
                  [X]  b.  Use Actual Deferral Percentage for NHCEs for the
                           Current Year.

                  Remedial Amendment Period. Indicate method used, or to be used for each Year during the remedial amendment period.

         Preceding Year     Current Year Election

         [ ] 1997                [ ] 1997
         [ ] 1998                [X] 1998
         [ ] 1999                [X] 1999
         [ ] 2000                [X] 2000
         [ ] 2001                [X] 2001
         [ ] 2002                [X] 2002

                                Plan was a Safe Harbor 401(k) Plan

                                           [ ] 1999
                                           [ ] 2000
                                           [ ] 2001
                                           [ ] 2002

3. PRECEDING YEAR - CURRENT YEAR TESTING FOR ACP TEST. The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test in a prototype for Plan Years beginning after the end of the remedial amendment period. This does not apply to the remedial amendment period.

              For the first Plan Year the Actual Contribution Percentage for NHCEs shall be:

              [ ] a.  Use 3% as the Actual Contribution Percentage for NHCEs.
              [X] b. Use Actual Contribution Percentage for NHCEs for the Current Year.

         Remedial Amendment Period. Indicate method used, or to be used for each Year during the remedial amendment period.

         Preceding Year    Current Year Election

           [ ] 1997              [ ] 1997
           [ ] 1998              [X] 1998
           [ ] 1999              [X] 1999
           [ ] 2000              [X] 2000
           [ ] 2001              [X] 2001

           [ ] 2002              [X] 2002

                               Plan was a Safe Harbor 401(m) Plan

                                          [ ] 1999
                                          [ ] 2000
                                          [ ] 2001
                                          [ ] 2002

4. MANDATORY CASH OUT PROVISIONS. Participants with a present value of accrued benefits of $5,000 ($3,500 for Plan Years prior to August 5, 1997) or less on their date of termination may be cashed out without their or their spouses' consent.

         [X]  a.  Adopt $5,000 threshold for Plan Years beginning after
                  01/01/1998 (Insert a date later than August 4, 1997.)
         [ ]  b.  Retain $3,500 threshold.
         [ ] c. Adopt $____ threshold (less than $5,000) for Plan Years beginning after ___/___/_____ (Insert a date later than August 4, 1997.)

5. COMPENSATION FOR SAFE HARBOR CONTRIBUTIONS - Subject to Section 2.9.2(e) for purposes of determining the Compensation subject to the ADP Test Safe Harbor Contribution and the ACP test Safe Harbor Contribution, Compensation shall be:

         [ ]  a.  Compensation as defined for Wages, Tips and other Compensation
                  Box on Form W-2. (Must include or exclude all of a.1 through a.6 for section 414(s) safe harbor compensation.)

              Include:

                  [ ]  a.1.  402(h)(1)(B) (SEP deferrals)
                  [ ]  a.2.  125 (Cafeteria Plan)
                  [ ]  a.3.  132(f)(4) (Transportation)
                  [ ]  a.4.  402(e)(3) (401(k) deferrals)
                  [ ]  a.5.  403(b)
                  [ ]  a.6.  457(b)

                                     Years election applies:

                                             [ ] 1999
                                             [ ] 2000
                                             [ ] 2001
                                             [ ] 2002

         [ ] b. Compensation as defined in section 3401(a) of the Code. (Must include or exclude all of b.1 through b.6 for section 414(s) safe harbor compensation.)

              Include:

                  [ ]  b.1.  402(h)(1)(B) (SEP deferrals)
                  [ ]  b.2.  125 (Cafeteria Plan)
                  [ ]  b.3.  132(f)(4) (Transportation)

                  [ ]  b.4.  402(e)(3) (401(k) deferrals)
                  [ ]  b.5.  403(b)
                  [ ]  b.6.  457(b)

                                     Years election applies:

                                               [ ] 1999
                                               [ ] 2000
                                               [ ] 2001
                                               [ ] 2002

         [ ]  c.  Compensation as defined in section 415(c)(3) of the Code.
                  (Must include or exclude all of c.1 through c.6 for section 414(s) safe harbor compensation.)

              Exclude:

                  [ ]  c.1.  402(h)(1)(B) (SEP deferrals)
                  [ ]  c.2.  125 (Cafeteria Plan)
                  [ ]  c.3.  132(f)(4) (Transportation)
                  [ ]  c.4.  402(e)(3) (401(k) deferrals)
                  [ ]  c.5.  403(b)
                  [ ]  c.6.  457(b)

                                     Years election applies:

                                             [ ] 1999
                                             [ ] 2000
                                             [ ] 2001
                                             [ ] 2002

         For purposes of Section 2.9.2(e), a Participant's Compensation shall:

         [ ]  d.  Compensation for initial Plan Year of Participation:

                  [ ]  d.1.  From Entry Date as a Participant
                  [ ]  d.2.  Full Plan Year

                                     Years election applies:

                                             [ ] 1999
                                             [ ] 2000
                                             [ ] 2001
                                             [ ] 2002

         [ ] e. Exclude compensation which is (No exclusions permitted for section 414(s) safe harbor compensation.):

                  [ ]  e.1.  overtime
                  [ ]  e.2.  commissions
                  [ ]  e.3.  discretionary bonuses

                  [ ]  e.4.  bonuses
                  [ ]  e.5.  taxable employee benefits
                  [ ]  e.6.  in excess of $_____ (Does not apply to Non-highly
                             Compensated Employees)
                  [ ]  e.7.  other exclusion - Specify: ______________________

                             (Cannot discriminate in favor of Highly Compensated Employees.)

                                     Years election applies:

                                             [ ] 1999
                                             [ ] 2000
                                             [ ] 2001
                                             [ ] 2002

6. SAFE HARBOR CODA. Safe Harbor Coda provisions for each year the plan was operated as a Safe Harbor CODA under 401(k)(11) and 401(m)(12) prior to GUST restatement.

[ ] Effective the first day of the first Plan Year beginning after December 31, 1998.
[ ] Effective the first day of the first Plan Year beginning on. (Must be a date later than December 31, 1998.)

                                 Plan was a Safe Harbor 401(k) Plan

                                              [ ] 1999
                                              [ ] 2000
                                              [ ] 2001
                                              [ ] 2002

[ ]   The ADP Test Safe Harbor Non-Elective Contribution will be made to:
      ______________________________________________________
      (Insert name of defined contribution plan of Employer.)

[ ] Participants who have not completed a Year of Service since their original date of hire, or have not yet reached age 21 will not receive the ADP Test Safe Harbor contribution.
[ ] Participants who have not completed a Year of Service since their original date of hire, or have not yet reached age 21 will not receive the ACP test Safe Harbor Contribution.

Alternative ADP Method Options

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Basic Matching Contributions - Basic
         Matching Contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANTS [ ] PARTICIPANTS [ ] NON-KEY PARTICIPANTS based on a percentage of each such Participant's Compensation contributed as an Elective Contribution as follows:

         100% of the first 3%; plus
         50% of the next 2%.

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Enhanced Matching contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANTS [ ] PARTICIPANTS [ ] NON-KEY PARTICIPANTS based on a percentage of each such Participant's Compensation contributed as an Elective Contribution in an amount equal to 100 percent of the Elective Contributions of such Participant to the extent such Elective Contributions do not exceed 4 percent of the Participant's Compensation, and other Plan provisions notwithstanding, no other matching contributions shall be made under the Plan.

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Enhanced Matching contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANTS [ ] PARTICIPANTS [ ] NON-KEY PARTICIPANTS based on a percentage of each such Participant's Compensation contributed as an Elective Contribution in an amount equal to 150 percent of the Elective Contributions of such Participant to the extent such Elective Contributions do not exceed 3 percent of the Participant's Compensation, and other Plan provisions notwithstanding, no other matching contributions shall be made under the Plan.

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Alternate enhanced Matching contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANTS [ ] PARTICIPANTS [ ] NON-KEY PARTICIPANTS. The Employer will make Matching Contributions to the account of each Participant in an amount equal to the sum of:

                  1. ________ % of the Participant's Elective Deferrals that do not exceed (1999)_____ % (2000)_____ % (2001)_____ % (2002)_____ %
         (INSERT A NUMBER THAT IS 3 OR GREATER BUT NOT GREATER THAN 6) percent of the Participant's Compensation for the Plan Year; plus

                  2. (1999)_______ % (2000)_______ % (2001)_______ %
         (2002)_______ % percent of the Participant's Elective Deferrals that exceed (1999)_____ % (2000)_____ % (2001)_____ % (2002)_____ % (INSERT
         A NUMBER THAT IS 3 OR GREATER BUT NOT GREATER THAN 6) percent of the Participant's Compensation for the Plan Year and that do not exceed
         (1999)_____ % (2000)_____ % (2001)_____ % (2002)_____ % percent of the
         Participant's Compensation for the Plan Year.

                  [THE FIRST AND LAST BLANKS IN (2) MUST BE COMPLETED SO THAT, AT ANY RATE OF ELECTIVE DEFERRALS, THE MATCHING CONTRIBUTION IS AT LEAST EQUAL TO THE MATCHING CONTRIBUTION RECEIVABLE IF THE EMPLOYER WERE MAKING BASIC MATCHING CONTRIBUTIONS, BUT THE RATE OF MATCH CANNOT INCREASE AS ELECTIVE DEFERRALS INCREASE. FOR EXAMPLE, IF "5" IS INSERTED IN THE BLANK IN (1), (2) NEED NOT BE COMPLETED.]

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Non-Elective Optional Contribution - A
         Non-Elective Contribution of (1999)______ (2000)______ (2001)______
         (2002)______ percent (must be at least 3%) of eligible Compensation shall be allocated to each [ ] NON-HIGHLY COMPENSATED PARTICIPANT [ ] PARTICIPANT [ ] NON-KEY PARTICIPANT who is eligible to participate in the Plan whether or not that Participant has elected to make an Elective Contribution.

Alternative ACP Method Options

(Must make the Safe Harbor Non-Elective Contribution to make Safe Harbor Matching Contribution for the ACP test.)

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Basic Matching Contributions - Basic
         Matching Contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANT [ ] PARTICIPANT [ ] NON-KEY PARTICIPANT based on a percentage of each such Participant's Compensation contributed as an Elective Contribution as follows:

100% of the first 3%; plus 50% of the next 2%.

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Enhanced Matching contributions shall be allocated to eligible [ ] NON-

         HIGHLY COMPENSATED PARTICIPANT [ ] PARTICIPANT [ ] NON-KEY
         PARTICIPANT based on a percentage of each such Participant's Compensation contributed as an Elective Contribution in an amount equal to 100 percent of the Elective Contributions of such Participant to the extent such Elective Contributions do not exceed 4 percent of the Participant's Compensation, and other Plan provisions notwithstanding, no other matching contributions shall be made under the plan.

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Enhanced Matching contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANT [ ] PARTICIPANT [ ] NON-KEY PARTICIPANT based on a percentage of each such Participant's Compensation contributed as an Elective Contribution in an amount equal to 150 percent of the Elective Contributions of such Participant to the extent such Elective Contributions do not exceed 3 percent of the Participant's Compensation, and other Plan provisions notwithstanding, no other matching contributions shall be made under the plan.

1999 [ ] 2000 [ ] 2001 [ ] 2002 [ ] Alternate enhanced Matching contributions shall be allocated to eligible [ ] NON-HIGHLY COMPENSATED PARTICIPANT [ ] PARTICIPANT [ ] NON-KEY PARTICIPANTS. The Employer will make Matching Contributions to the account of each Participant in an amount equal to the sum of:

         1. _______ the Participant's Elective Deferrals that do not exceed
         (1999)_____ (2000)_____ (2001)_____ (2002)_____ (INSERT A NUMBER THAT
         IS 3 OR GREATER BUT NOT GREATER THAN 6) percent of the Participant's Compensation for the Plan Year; plus

         2. (1999)_______ (2000)_______ (2001)_______ (2002)_______ percent of the Participant's Elective Deferrals that exceed (1999)_____
         (2000)_____ (2001)_____ 2002)_____ (INSERT A NUMBER THAT IS 3 OR
         GREATER BUT NOT GREATER THAN 6) percent of the Participant's Compensation for the Plan Year and that do not exceed (1999)_____
         (2000)_____ (2001)_____ (2002)_____ percent of the Participant's
         Compensation for the Plan Year.

         [THE FIRST AND LAST BLANKS IN (2) MUST BE COMPLETED SO THAT, AT ANY RATE OF ELECTIVE DEFERRALS, THE MATCHING CONTRIBUTION IS AT LEAST EQUAL TO THE MATCHING CONTRIBUTION RECEIVABLE IF THE EMPLOYER WERE MAKING BASIC MATCHING CONTRIBUTIONS, BUT THE RATE OF MATCH CANNOT INCREASE AS DEFERRALS INCREASE. FOR EXAMPLE, IF "4" IS INSERTED IN THE BLANK IN
         (1), (2) NEED NOT BE COMPLETED.]

7. VESTING OF THE ADDITIONAL ACP TEST SAFE HARBOR MATCHING CONTRIBUTION The additional ACP test Safe Harbor Matching Contribution will be vested in accordance with the following schedule (add addition schedules if this schedule is amended subsequent to its adoption):

                            This schedule is first effective:

                                       [ ] 1999
                                       [ ] 2000
                                       [ ] 2001
                                       [ ] 2002

         [ ]  a.  At the rate of 20% each year after 3 Years of Service (20%
                  vested in third year).
         [ ]  b.  At the rate of 20% each year after 2 Years of Service (20%
                  vested in second year).
         [ ]  c.  100% vesting upon participation.
         [ ]  d.  100% vesting after ___ Year(s) of Service (not to exceed 5).
         [ ]  e.  100% vesting at:  (Must also select another alternative.)

                  [ ]  e.1.  Early Retirement Date
                  [ ]  e.2.  Death
                  [ ]  e.3.  Disability

         [ ] f. Other: (Optional vesting schedule must be at least as favorable as a. or d.)

                    Year(s) of Service             Percent Vesting

                    Less than 1                        _______
                    1 but less than 2                  _______
                    2 but less than 3                  _______
                    3 but less than 4                  _______
                    4 but less than 5                  _______
                    5 but less than 6                  _______
                    6 but less than 7                  _______
                    7 or more                          _______

         If the Plan becomes Top-Heavy, unless the Employer specifies otherwise, vesting will be at a rate of 20% per year beginning with the second Year of Service.

         [ ]  g.  At a rate of 20% per year beginning with the second Year of
                  Service.
         [ ]  h.  100% vesting after ___ Year(s) of Service (not to exceed 3).
         [ ]  i.  100% vesting upon participation.
         [ ]  j.  Same as non-Top-Heavy vesting schedule.  (Must be at least as favorable as g. or h.)
         [ ] k. Other: (Optional vesting schedule must be at least as favorable as g. or h.)

                    Year(s) of Service              Percent Vesting

                    Less than 1                        _______
                    1 but less than 2                  _______
                    2 but less than 3                  _______
                    3 but less than 4                  _______
                    4 but less than 5                  _______
                    5 but less than 6                  _______
                    6 or more                          _______

8. TIMING OF SAFE HARBOR MATCHING CONTRIBUTION The Safe Harbor Matching Contribution shall be allocated on:

         [ ]  a.  An annual basis.

                                     Years election applies:

                                          [ ] 1999
                                          [ ] 2000
                                          [ ] 2001
                                          [ ] 2002

         [ ]  b.  A payroll period basis - the Safe Harbor Matching
                  Contribution will be made only with respect to the Compensation and Elective Deferral for the payroll period (the "payroll period method").

                  Under the "payroll period method," the Employer elects to "true-up" the Safe Harbor Matching Contribution:

                  [ ] b.1. Each calendar month with respect to the Compensation and Elective Deferrals for that calendar month.
                  [ ] b.2. Each plan-year quarter with respect to the
                           Compensation and Elective Deferrals for that plan-year quarter.
                  [ ] b.3. At the end of each Plan Year.
                  [ ] b.4. The Safe Harbor Matching Contribution will not be adjusted for any "true-up."

                                     Years election applies:

                                             [ ] 1999
                                             [ ] 2000
                                             [ ] 2001
                                             [ ] 2002

9. FAMILY AGGREGATION. Did pre-SBJPA family aggregation rules apply to Plan Years beginning in?

                  1997(Y/N) N             2000(Y/N) N
                  1998(Y/N) N             2001(Y/N) N
                  1999(Y/N) N             2002(Y/N) N

10. MINIMUM REQUIRED DISTRIBUTIONS (401(a)(9)). The Plan provides that the Required Beginning Date follows the pre-SBJPA rules for all Participants. If different, select the Plan provisions in operation during the transition period with respect to Non-5% owners.

         [ ]  a.  The Required Beginning Date of section 401(a)(9) of the
                  Code as it existed prior to its amendment by the SBJPA will continue to be applied to Non-5% owners.
         [X]  b.  The Required Beginning Date of section 401(a)(9) of the
                  Code, as it exists after its amendment by the SBJPA, will apply to Non-5% owners effective 01/01/1998. (Enter date on or after January 1, 1997 and select items c., d., and e., if applicable.)
         [ ] c. An Employee who is not a 5% owner and attained 70-1/2 prior to 1997, may elect to stop receiving distributions at any time and restart them no later than the Required Beginning Date of section 401(a)(9) of the Code, as amended by the SBJPA.

         With respect to any Employee who elected to stop his distributions, his recommencement date is:

                  [ ]  c.1.  a New Annuity Starting Date. (Requires spousal
                             consent to stop payments and that the Participant execute new distribution election forms upon retirement.)
                  [ ]  c.2.  not a New Annuity Starting Date. (Requires that the original distribution election forms stay in effect, but no spousal consent necessary to stop payments.)

         [X] d. An Employee who is not a 5% owner and attained age 70-1/2 after 1995 may elect to delay receiving Required Minimum Distributions until his retirement.
         [ ]  e.  The right to receive a Required Minimum Distribution under section 401(a)(9) of the Code, as it existed prior to its amendment by the SBJPA, shall be eliminated for those attaining age 70-1/2 after the later of December 31, 1998 or the adoption date of the amendment eliminating such right. Date of elimination is ___/___/_____ (Must be on or before adoption date of GUST restatement.)

         Note: If benefit payments are stopped or delayed past age 70-1/2, subsequent payments must be actuarially increased.

11. HARDSHIP - NOTICE 99-5 provides transitional relief for plan administrators who need more time to make changes to hardship distribution procedures. The Notice allows plan administrators to continue to treat hardship distributions as eligible rollover distributions until January 1, 2000. Hardship Distribution treated as eligible rollover in 1999? Y(Yes/No)

12. 30-DAY WAIVER ANNUITY PLANS. Plans may provide that Participants may elect to commence benefits prior to the expiration of the required 30 day notice period for distributions on or after September 22, 1995.

         [ ]  a.  Plan does not provide early commencement of benefits
         [ ]  b.  Plan provides for early commencement effective
                  ___/___/_____. Lump sum distributions may not be made within 7 days of the QJSA notice.

13. MULTIPLE PLANS PROVISION. If during a Limitation Year beginning before January 1, 2000, the Employer maintained a qualified defined benefit plan in which any Participant in the Plan is or was a Participant, the Employer must complete this section.

         [X]  a.  Not applicable -  No other plan.

         415 Provisions

         [ ] b. The rate of accruals provided in a defined benefit plan will be decreased so that the sum of the defined contribution fraction and the defined benefit fraction equal 1.0.
         [ ] c. The contribution provided in this defined contribution plan will be decreased so that the sum of the defined contribution fraction and the defined benefit fraction equal 1.0.
         [ ]  d.  Other - Specify: _________________________________

         Repeal of 415(e) Effective Date

         [ ]  e.  ___/___/_____ Effective date of removal of 415(e) provisions.
                  (If different than GUST restatement date)
         [ ]  f.  415(e) provisions removed with the GUST restatement.
         [ ]  g.  415(e) provisions removed by operation of the Plan on effective date of the Small Business Job Protection Act.
         [ ]  h.  Other - Specify: ______________________________________

         NOTE: When selecting "h. Other" the method selected must preclude Employer discretion (method used must be definitely determinable and clearly stated). Should be coordinated with any existing defined benefit plan.

         416 Provisions  (May select o. and one other option.)

         [ ]  i.  A minimum contribution allocation of 5% of each non-key
                  Participant's total compensation shall be provided in a defined contribution plan of the Employer.
         [ ]  j.  A minimum contribution allocation of 7.5% of each non-key
                  Participant's total compensation shall be provided in a defined contribution plan of the Employer.
         [ ] k. A minimum benefit of the lesser of 2% times years of service or 20% of each non-key Participant's average compensation shall be provided in a defined benefit plan of the Employer.
         [ ] l. A minimum benefit of the lesser of 3% times years of service or 30% of each non-key

                  Participant's average compensation shall be provided in a defined benefit plan of the Employer.
         [ ] m. A minimum benefit of the lesser of 2% times years of service or 20% of each non-key Participant's average compensation shall be provided in a defined benefit plan of the Employer but offset by the amount contributed on such Participant's behalf under any defined contribution plan of the Employer.
         [ ] n. A minimum benefit of the lesser of 3% times years of service or 30% of each non-key Participant's average compensation shall be provided in a defined benefit plan of the Employer but offset by the amount contributed on such Participant's behalf under any defined contribution plan of the Employer.
         [ ]  o.  Members of a collective bargaining group shall not receive
                  Top-Heavy minimum allocation.
         [ ]  p.  Other - Specify: ___________________________________

14. COMPENSATION. The Plan first recognized an amendment incorporating the provisions of the Community Renewal Tax Relief Act of 2000 ("CRA"), with respect to qualified transportation deferrals ("section 132(f)(4) elective reductions") as follows:

For purposes of Code sections 415 and 416 and Sections 2.6.2(c) and 3.2.1(h) of the Basic Document, Compensation includes section 132(f)(4) elective reductions, effective for the first Limitation Year beginning on or after 01/01/1998. (Enter date on or after January 1, 1998, but not later than January 1, 2001.)

For purposes of determining Plan benefits and Sections 1.2.14, 2.3.1 and 2.3.2 of the Basic Document, section 132(f) elective reductions are treated in the same manner as amounts contributed by the Employer on behalf of a Participant pursuant to a salary reduction agreement which are excluded from gross income under sections 125, 402(e)(3), 402(h), 403(b), or 457 of the Code:

         [X] a. Effective for the first Plan Year beginning on or after 01/01/1998. (Enter date on or after January 1, 1998, but not later than January 1, 2001.)
         [ ] b. Not applicable - Plan does not use a section 414(s) safe harbor definition for Compensation. (Only available to Plans with non-standardized Adoption Agreements.)

 EMPLOYER:                           TRUSTEE:

 Southwest Community Bank

___________________________           _______________________
 Frank J. Mercardante                 Frank J. Mercardante
                                      Trustee

                                      _____________________________
                                      James L. Lemery
                                      Trustee

                         DATAIR MASS-SUBMITTER PROTOTYPE

                            DEFINED CONTRIBUTION PLAN

                                  BASIC PLAN 01

                                   AMENDMENT 1

                                   ARTICLE 1.

                       MINIMUM DISTRIBUTION REQUIREMENTS.

SECTION 1. GENERAL RULES

         1.1. ADOPTION AND EFFECTIVE DATE For purposes of determining required minimum distributions, Southwest Community Bank, adopts the following amendment to its DATAIR Mass-Submitter Prototype Defined Contribution Plan, Basic Plan 01 effective January 1, 2003, for plan years beginning on or after January 1, 2003, unless an earlier effective date is specified in the adoption agreement supplement attached to this amendment.

         1.2. COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS Previously in Effect. If the adoption agreement supplement specifies an effective date of this Article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Article will be determined as follows:

         If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article equals or exceeds the required minimum distributions determined under this Article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee.

         If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this
         Article is less than the amount determined under this Article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article.

         1.3. PRECEDENCE. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

         1.4. REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Article will be determined and made in accordance with the Treasury Regulation under section 401(a)(9) of the Internal Revenue Code.

         1.5. TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242

b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

SECTION 2. TIME AND MANNER OF DISTRIBUTION.

         2.1. REQUIRED BEGINNING DATE. The participant's entire interest will be distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.

         2.2. DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

         (a) If the participant's surviving spouse is the participant's sole designated beneficiary, then, except as provided in the adoption agreement supplement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

         (b) If the participant's surviving spouse is not the participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

         (c) If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

         (d) If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this Section 2.2, other than
Section 2.2(a), will apply as if the surviving spouse were the participant.

         For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the participant's required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under
Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the participant's required beginning date (or to the participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

         2.3. FORMS OF DISTRIBUTION. Unless the participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 3 and 4 of this Article. If the participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury Regulations.

SECTION 3. REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME.

         3.1. AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

         (a) the quotient obtained by dividing the participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the participant's age as of the participant's birthday in the distribution calendar year; or

         (b) if the participant's sole designated beneficiary for the distribution calendar year is the participant's spouse, the quotient obtained by dividing the participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the distribution calendar year.

         3.2. LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH. Required minimum distributions will be determined under this Section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant's date of death.

SECTION 4. REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH.

         4.1. DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

         (a) Participant Survived by Designated Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant's designated beneficiary, determined as follows:

         (1) The participant's remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

         (2) If the participant's surviving spouse is the participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

         (3) If the participant's surviving spouse is not the participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant's death, reduced by one for each subsequent year.

         (b) No Designated Beneficiary. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the participant's remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

         4.2. DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

         (a) Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the remaining life expectancy of the participant's designated beneficiary, determined as provided in Section 4.1.

         (b) No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

         (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the participant.

SECTION 5. DEFINITIONS.

         5.1. DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under Section 2.5.1(h)(2) of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

         5.2. DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2.2. The required minimum distribution for the participant's first distribution calendar year will be made on or before the participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

         5.3. LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury Regulations.

         5.4. PARTICIPANT'S ACCOUNT BALANCE. The account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

         5.5. REQUIRED BEGINNING DATE. The date specified in Section 2.5.1(h)(5) of the Plan.

                          ADOPTION AGREEMENT SUPPLEMENT

                      SOUTHWEST COMMUNITY BANK 401(k) PLAN

                         DATAIR MASS-SUBMITTER PROTOTYPE
                            DEFINED CONTRIBUTION PLAN

                                  BASIC PLAN 01

                                   AMENDMENT 1
                       MINIMUM DISTRIBUTION REQUIREMENTS.

         (Check and complete Section 1 below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the section 401(a)(9) Final and Temporary Regulations.)

SECTION 1. EFFECTIVE DATE OF PLAN AMENDMENT FOR SECTION 401(a)(9) FINAL AND TEMPORARY TREASURY REGULATIONS.

[ ] Article 1, Minimum Distribution Requirements, applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after ___/___/_____.

         (Check and complete any of the remaining sections if you wish to modify the rules in Sections 2.2 and 4.2 of Article 1 of this Amendment.)

SECTION 2. ELECTION TO APPLY 5-YEAR RULE TO DISTRIBUTIONS TO DESIGNATED BENEFICIARIES.

[X] If the participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in Section 2.2 of Article 1 of this Amendment, but the participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant's death. If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to either the participant or the surviving spouse begin, this election will apply as if the surviving spouse were the participant.

         This election will apply to:

    [X]  All distributions.

    [ ]  For distributions made on or after: ___/___/_____. (01/01/02 or later)

SECTION 3. ELECTION TO ALLOW PARTICIPANTS OR BENEFICIARIES TO ELECT 5-YEAR RULE.

[X] Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of Article 1 of this Amendment applies to distributions after the death of a participant who has a designated beneficiary. The election must be made no later than the earlier of September

30 of the calendar year in which distribution would be required to begin under
Section 2.2 of Article 1 of this Amendment, or by September 30 of the calendar year which contains the fifth anniversary of the participant's (or, if applicable, surviving spouse's) death. If neither the participant nor beneficiary makes an election under this Paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of Article 1 of this Amendment and, if applicable, the elections in Section 2 above.

SECTION 4. ELECTION TO ALLOW DESIGNATED BENEFICIARY RECEIVING DISTRIBUTIONS UNDER 5-YEAR RULE TO ELECT LIFE EXPECTANCY DISTRIBUTIONS.

[ ] A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

EMPLOYER:

Southwest Community Bank

____________________________________
Frank J. Mercardante

____________________________________
Date